UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  (811-22708)

Brown Advisory Funds
 (Exact name of Registrant as specified in charter)

901 South Bond Street Suite 400
Baltimore, MD 21231
 (Address of principal executive offices) (Zip code)

David M. Churchill
Principal Executive Officer
Brown Advisory Funds
901 South Bond Street Suite 400
Baltimore, MD 21231
  (Name and address of agent for service)

(410) 537-5400
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2016

Item 1. Reports to Stockholders.

ANNUAL REPORT

June 30, 2016

Brown Advisory Growth Equity Fund
Brown Advisory Value Equity Fund
Brown Advisory Flexible Equity Fund
Brown Advisory Equity Income Fund
Brown Advisory Sustainable Growth Fund
Brown Advisory Small-Cap Growth Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Multi-Strategy Fund
Brown Advisory Global Leaders Fund
Brown Advisory Intermediate Income Fund
Brown Advisory Total Return Fund
Brown Advisory Strategic Bond Fund
Brown Advisory Maryland Bond Fund
Brown Advisory Tax Exempt Bond Fund
Brown Advisory Mortgage Securities Fund
Brown Advisory – WMC Strategic European Equity Fund
Brown Advisory – WMC Japan Alpha Opportunities Fund
Brown Advisory – Somerset Emerging Markets Fund
Brown Advisory Emerging Markets Small-Cap Fund

The views in the report contained herein were those of the Funds’ investment adviser, Brown Advisory LLC, or, for the sub-advised funds, of the respective sub-adviser, as of June 30, 2016 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of June 30, 2016. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator, U.S. Bancorp Fund Services, LLC.

TOPIX Index Values and TOPIX Marks are subject to the proprietary rights owned by the Tokyo Stock Exchange, Inc.

TABLE OF CONTENTS

Brown Advisory Growth Equity Fund
A Message to our Shareholders, June 30, 2016	1
Performance Chart and Analysis	3
Schedule of Investments, June 30, 2016	4
Brown Advisory Value Equity Fund
A Message to our Shareholders, June 30, 2016	5
Performance Chart and Analysis	7
Schedule of Investments, June 30, 2016	8
Brown Advisory Flexible Equity Fund
A Message to our Shareholders, June 30, 2016	9
Performance Chart and Analysis	11
Schedule of Investments, June 30, 2016	12
Brown Advisory Equity Income Fund
A Message to our Shareholders, June 30, 2016	13
Performance Chart and Analysis	15
Schedule of Investments, June 30, 2016	16
Brown Advisory Sustainable Growth Fund
A Message to our Shareholders, June 30, 2016	17
Performance Chart and Analysis	19
Schedule of Investments, June 30, 2016	20
Brown Advisory Small-Cap Growth Fund
A Message to our Shareholders, June 30, 2016	21
Performance Chart and Analysis	23
Schedule of Investments, June 30, 2016	24
Brown Advisory Small-Cap Fundamental Value Fund
A Message to our Shareholders, June 30, 2016	26
Performance Chart and Analysis	28
Schedule of Investments, June 30, 2016	29
Brown Advisory Multi-Strategy Fund
A Message to our Shareholders, June 30, 2016	30
Performance Chart and Analysis	32
Schedule of Investments, June 30, 2016	33
Brown Advisory Global Leaders Fund
A Message to our Shareholders, June 30, 2016	34
Performance Chart and Analysis	36
Schedule of Investments, June 30, 2016	37
Brown Advisory Intermediate Income Fund
A Message to our Shareholders, June 30, 2016	38
Performance Chart and Analysis	39
Schedule of Investments, June 30, 2016	40
Brown Advisory Total Return Fund
A Message to our Shareholders, June 30, 2016	43
Performance Chart and Analysis	44
Schedule of Investments, June 30, 2016	45
Brown Advisory Strategic Bond Fund
A Message to our Shareholders, June 30, 2016	48
Performance Chart and Analysis	50
Schedule of Investments, June 30, 2016	51
Brown Advisory Maryland Bond Fund
A Message to our Shareholders, June 30, 2016	54
Performance Chart and Analysis	55
Schedule of Investments, June 30, 2016	56
Brown Advisory Tax Exempt Bond Fund
A Message to our Shareholders, June 30, 2016	59
Performance Chart and Analysis	60
Schedule of Investments, June 30, 2016	61

Brown Advisory Mortgage Securities Fund
A Message to our Shareholders, June 30, 2016	64
Performance Chart and Analysis	65
Schedule of Investments, June 30, 2016	66
Schedule of Securities Sold Short, June 30, 2016	73
Brown Advisory – WMC Strategic European Equity Fund
A Message to our Shareholders, June 30, 2016	74
Performance Chart and Analysis	76
Schedule of Investments, June 30, 2016	77
Brown Advisory – WMC Japan Alpha Opportunities Fund
A Message to our Shareholders, June 30, 2016	79
Performance Chart and Analysis	81
Schedule of Investments, June 30, 2016	82
Brown Advisory – Somerset Emerging Markets Fund
A Message to our Shareholders, June 30, 2016	85
Performance Chart and Analysis	87
Schedule of Investments, June 30, 2016	88
Brown Advisory Emerging Markets Small-Cap Fund
A Message to our Shareholders, June 30, 2016	90
Performance Chart and Analysis	91
Schedule of Investments, June 30, 2016	92
Statements of Assets and Liabilities	94
Statements of Operations	99
Statements of Changes in Net Assets	104
Financial Highlights	114
Notes to Financial Statements	158
Report of Independent Registered Public Accounting Firm	179
Additional Information	180

GLOSSARY OF TERMS

Alpha refers to the abnormal rate of return on a security or portfolio in excess of what would be predicted by an equilibrium model like the capital asset pricing model (CAPM).

Barclays 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Barclays Intermediate US Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Barclays US Aggregate Bond Index.

Barclays Mortgage Backed Securities Index is a market value-weighted index which covers the mortgage-backed securities component of the Barclays US Aggregate Bond Index. The index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.  The index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

Barclays US Corporate High Yield Index measures the US Dollar denominated, high-yield, fixed-rate corporate bond market.

Basis point(s) (bps) is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. 1% is equal to 100 basis points.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Book value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.

CAPEX, or capital expenditures, are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. It is often used to undertake new projects or investments by the firm. This type of outlay is also made by companies to maintain or increase the scope of their operations.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Correlation is a statistical measurement of how two securities move in relation to each other.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Downside Capture is a statistical measure of a fund’s performance in down markets. For example, a fund with downside capture of 90% would only have declined 90% as much as the related index during the same down market period.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Earnings Yield is the earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield shows the percentage of each dollar invested in the stock that was earned by the company.

EBITDA is the Earnings Before Interest, Taxes, Depreciation and Amortization. An approximate measure of a company’s operating cash flow based on data from the company’s income statement.

Enterprise Value (EV) is a measure of a company’s value, often used as an alternative to straightforward market capitalization. Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Forward price to earnings ratio uses forecasted earnings, rather than current earnings, to calculate the price to earnings ratio.

Free Cash Flow is the operating cash flows (net income plus amortization and depreciation) minus capital expenditures and dividends. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Gross Domestic Product (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

MSCI All Country World Index ex-U.S. is a market capitalization weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies.

MSCI Emerging Markets Asia Small-Cap Index captures small-cap representation across 8 Emerging Markets countries.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

GLOSSARY OF TERMS

MSCI Emerging Markets Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small cap equity market performance in the global emerging markets.

MSCI Europe Index is an index that captures large and mid cap representation across 15 developed market countries in Europe.

Price to Book Value Ratio (P/B) is ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Return of Capital (ROC) is a return from an investment that is not considered income. The return of capital is when some or all of the money an investor has in an investment is paid back to him or her, thus decreasing the value of the investment.

Return on Capital Employed (ROCE) is a financial ratio that measures a company’s profitability and the efficiency with which its capital is employed. Return on Capital Employed (ROCE) is calculated as:  ROCE = Earnings Before Interest and Tax (EBIT) / Capital Employed.

Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Return on Invested Capital (ROIC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. ROIC is typically calculated by taking a company’s net income, subtracting dividends the company paid out and dividing that amount by the company’s total capital.

Russell Global Large Cap Index measures the performance of the largest securities in the Russell Global Index, based on market capitalization.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book value ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book value ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P Balanced Equity and Bond – Moderate Index is the moderate profile of the S&P Balanced Equity and Bond Series which combines investable S&P indices for core equity and fixed income to provide a regulary rebalanced multi-asset measure for conservative, moderate and growth risk-reward profiles.

S&P 500 Index (“S&P 500”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

Tier 1 Capital Ratio is a comparison between a banking firm’s core equity capital and total risk-weighted assets. A firm’s core equity capital is known as its Tier 1 capital and is the measure of a bank’s financial strength based on the sum of its equity capital and disclosed reserves, and sometimes non-redeemable, non-cumulative preferred stock. A firm’s risk-weighted assets include all assets that the firm holds that are systematically weighted for credit risk. Central banks typically develop the weighting scale for different asset classes, such as cash and coins, which have zero risk, versus a letter or credit, which carries more risk.

TOPIX Total Return U.S. Dollar Hedged Index is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange, hedged to eliminate the impact of the change in value between the US Dollar and Japanese Yen. The unhedged version of this index, known as the TOPIX Total Return Index, does not eliminate the change in value between the US Dollar and Japanese Yen.

Turnover refers to a fund buying or selling securities. (The fund “turns over” its portfolio.) A fund pays transaction costs, such as commissions, when it buys and sells securities. Additionally, a higher turnover rate may result in higher taxes when the fund shares are held in a taxable account.

Yield Curve is a line that plots the yields of securities having equal credit quality but different maturity dates.

Yield Spread is the difference between yields on differing securities, calculated by deducting the yield of one security from another.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
June 30, 2016

Dear Shareholder:

During the year ended June 30, 2016, the Brown Advisory Growth Equity Fund Investor Shares (the “Fund”) increased 0.34% in value. During the same period, the Russell 1000 Growth Index (the “Index”), the Fund’s benchmark, increased 3.02%.

Terrorist attacks and political uncertainty are just some of the issues investors wrestled with that sent equity markets on a roller coaster ride during the past 12 months. Despite the turbulence, the Fund and the Index both ended the period with a positive return.

The U.K. vote to leave the European Union roiled worldwide financial markets, partly due to concerns about Europe’s fragile growth trajectory. Amid the setback for broader markets, the Fund gave back the gains made in the prior months.  Interest rate-sensitive stocks—especially those in financial services—were hit especially hard by the Brexit vote. The referendum threw yet another wrench into the Federal Reserve’s projections for an increase in the main interest rate. The yield on 10-year Treasuries dipped toward a historic low, pushing up shares with above-average dividend yields, such as those in consumer staples, utilities, and telecommunications sectors. We tend to be very underweight utilities and other high-dividend-paying stocks because they rarely meet our growth criteria.

Health care was the best performing sector compared with its counterpart in the benchmark during this time period. As a group, our health care positions held up better than the Index, due in part to the underweight to biotechnology, which fell 22%, and several individual holdings that outperformed, including long-time holding Intuitive Surgical.  It was not that long ago that short-sighted investors left the stock for dead while the company worked through a sluggish cycle in hospital spending and rolled out a new version of its robotic surgical system.  Procedure growth for the new system is performing better than many analysts expected, and international procedure growth is accelerating. On the negative side of health care, Alexion has been one of our biggest detractors. While the competitive environment has improved for Alexion, its results have been impaired by the strengthening U.S. dollar. Most biotech companies don’t have to deal with foreign currency issues as their revenues are predominantly domestic. Rather than avoid companies with overseas exposure, we look for those with unique products or services that are not easily replicated by competitors that benefit from the advantage of residing in a country with a weakening currency. For some of our companies, currency fluctuations will be a temporary headwind to near-term earnings. Over the long run, companies such as Alexion—which produces lifesaving drugs for the global market—have the potential to ultimately benefit from geographical diversification and the generation of revenues worldwide.

The recent volatility continues to provide opportunities to initiate new positions in what we believe to be exceptional business models and in some cases add to those that we already own.  One example of this activity is our swap from Colfax to Westinghouse Air Brake Technologies (Wabtec).  Wabtec is a leading manufacturer of electronic control and braking technology for the global rail industry.  The recent declines in North America rail volume caused by the dislocation across the industrial landscape has created, in our belief, an excellent opportunity to invest in a best-in-breed industrial company trading at a very compelling valuation.  There are several factors that make Wabtec an attractive long-term investment opportunity. Its electronic control system has become the industry standard, and new regulations will require that it be installed on new and existing trains over the next few years. The company recently announced the acquisition of a European company, gaining exposure to the commuter rail market and reducing the cyclicality of the business.  We sold our position in Colfax, which is also a high quality industrial company. However, Colfax’s end markets are much more cyclical and we have much less confidence in its ability to grow through the global downturn.  Although Colfax and Wabtec have both traded lower, we believe Wabtec possesses a superior business model.

We eliminated the last remaining pure energy stock in the portfolio during this period. As the price of oil declined and subsequently bottomed in February, energy stock valuations in our view signaled that investment in oilfield service stocks was predicated on the notion that the price of oil would quickly rebound. Our skill set is not predicting the short term direction of commodity prices. As such, we continued to reduce our exposure to energy and have now eliminated all of the pure energy stocks in the portfolio. We used the proceeds from the sale of FMC Technologies which is an oilfield service company, to purchase SBA Communications. SBA owns and operates cellular communication towers primarily in North America and Brazil. We have been watching SBA for several years, but it had never traded at a valuation we were willing to pay. Concerns about the deprecation of Brazil’s currency and general market weakness created an excellent opportunity in which to build our position.  The business model has been stable with long term predictable lease terms. Also, the company has several new drivers for potential growth, including increasing mobile usage and reoccurring upgrades in communication hardware which has led to higher revenue per unit.

www.brownadvisoryfunds.com

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
June 30, 2016

Despite the specter of slowing global growth we continue to find high quality growth companies. We have tried to use the recent market volatility to our advantage by capturing them at attractive valuations. At times, the market becomes preoccupied with short-term noise created by such things as foreign currency fluctuations or interest rates. Our focus has always been on business models that, in our belief, provide a truly differentiated product or customer experience. We believe this has the potential to translate into a sustainable long term growth rate.

Sincerely,

Kenneth M. Stuzin, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Growth Equity Fund
Performance Chart and Analysis
June 30, 2016

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against broad-based securities market indices. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book and higher forecasted growth values. The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

Average Annual Total Return	One	Five	Ten
as of 6/30/16	Year	Year	Year
Institutional Shares[1]	0.49%	9.32%	9.16%
Investor Shares	0.34%	9.16%	9.00%
Advisor Shares	0.09%	8.90%	8.61%
Russell 1000® Growth Index	3.02%	12.35%	8.78%
S&P 500 Index	3.99%	12.10%	7.42%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[2]	0.72%	0.87%	1.12%
Net Expense Ratio[2]	0.72%	0.87%	1.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]	Per the Fund’s prospectus dated October 30, 2015.

www.brownadvisoryfunds.com

Brown Advisory Growth Equity Fund
Schedule of Investments
June 30, 2016

Shares	Security Description	Value $

Common Stocks — 95.1%

Consumer Discretionary — 14.5%
147,410	Amazon.com, Inc.*	105,489,544
1,577,207	Starbucks Corp.	90,090,064
1,048,990	TripAdvisor, Inc.*	67,450,057
590,398	Under Armour, Inc. — Class A*	23,692,672
910,296	Under Armour, Inc. — Class C*	33,134,784
		319,857,121
Consumer Staples — 10.6%
534,173	Costco Wholesale Corp.	83,886,528
864,858	Estee Lauder Companies, Inc.	78,719,375
779,564	Mead Johnson Nutrition Co.	70,745,433
		233,351,336
Financials — 1.0%
858,735	Charles Schwab Corp.	21,734,583

Health Care — 14.9%
429,598	Alexion Pharmaceuticals, Inc.*	50,159,862
1,110,603	Bristol-Myers Squibb Co.	81,684,851
661,938	DaVita HealthCare Partners, Inc.*	51,181,046
878,471	Express Scripts Holding Co.*	66,588,102
119,327	Intuitive Surgical, Inc.*	78,924,071
		328,537,932
Industrials — 8.3%
888,752	Danaher Corp.	89,763,952
1,032,895	Fastenal Co.	45,850,209
666,950	Wabtec Corp.	46,839,899
		182,454,060
Information Technology — 39.9%
532,631	Adobe Systems, Inc.*	51,020,723
882,158	Akamai Technologies, Inc.*	49,339,097
62,606	Alphabet, Inc. — Class A*	44,045,199
88,060	Alphabet, Inc. — Class C*	60,946,326
1,227,875	Amphenol Corp.	70,394,074
456,039	ANSYS, Inc.*	41,385,539
872,090	Cognizant Technology Solutions Corp.*	49,918,432
842,808	Facebook, Inc.*	96,316,098
347,489	FleetCor Technologies, Inc.*	49,736,101
2,187,741	Genpact, Ltd.*	58,718,968
553,138	National Instruments Corp.	15,155,981
602,146	NetSuite, Inc.*	43,836,229
724,855	NXP Semiconductors NV*	56,785,141
495,942	PayPal Holdings, Inc.*	18,106,842
952,132	salesforce.com, Inc.*	75,608,802
1,316,005	Visa, Inc.	97,608,091
		878,921,643
Materials — 3.5%
645,843	Ecolab, Inc.	76,596,980

Telecommunication Services — 2.4%
504,081	SBA Communications Corp.*	54,410,503
Total Common Stocks (Cost $1,485,144,893)		2,095,864,158

Short-Term Investments — 4.0%
Money Market Funds — 4.0%
88,142,557	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.34%#	88,142,557
Total Short-Term Investments (Cost $88,142,557)		88,142,557
Total Investments — 99.1% (Cost $1,573,287,450)		2,184,006,715
Other Assets in Excess of Liabilities — 0.9%		19,410,231
NET ASSETS — 100.0%		$2,203,416,946

PORTFOLIO HOLDINGS
% of Net Assets
Information Technology	39.9%
Health Care	14.9%
Consumer Discretionary	14.5%
Consumer Staples	10.6%
Industrials	8.3%
Money Market Funds	4.0%
Materials	3.5%
Telecommunication Services	2.4%
Financials	1.0%
Other Assets and Liabilities	0.9%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Value Equity Fund
A Message to Our Shareholders
June 30, 2016

Dear Shareholder:

During the year ended June 30, 2016, the Brown Advisory Value Equity Fund Investor Shares (the “Fund”) declined 8.74%, while the Russell 1000 Value Index, the Fund’s benchmark, increased 2.86%.

During the year, the U.S. equity market took investors on a wild ride but was unable to break out of a trading range.  Our underperformance was a tale of two halves:  Stock selection was the biggest factor in the first six months while sector allocation dominated the final six months.

In the final six months of 2015, a variety of factors impaired Fund results. Fears of a global slowdown resulting from China’s currency devaluation impacted our energy, material, and industrial holdings, especially Plains GP Holdings, Potash and Joy Global. Company-specific weakness in Micron and Apple—a strong performer last year—weighed on the strategy.  Poor company outlooks affected the performance of Viacom and Ameriprise.

In the first six months of 2016 (the second half of this reporting period), the sharp decline in interest rates to record lows inverted the age-old adage of “buy bonds for income and stocks for capital gains.” As of now, equities yield more than bonds and it will be difficult to eke out much of a return on bonds without a capital gain component. Of course, to generate capital gains, rates would need to go even lower.

Several events along the way exacerbated the sharp decline in rates, but the two large forces were, 1) the move by Japan and European central banks to drive interest rates into negative yields and 2) the Brexit decision in the U.K. These events caused equity investors to move away from risk assets and instead chase yield in perceived safe havens such as utilities and telecom services.  Both sectors had benchmark-leading returns exceeding 20%, and we were hurt by not having exposure to these traditionally defensive areas. Worth noting, during the period between these two events, the Fund’s performance was quite strong and kept pace with the benchmark.

During the year, consumer staples was our top performing sector—a bright spot for us among the traditionally defined defensive sectors.  Philip Morris and Unilever, our two consumer staples holdings, gained 32% and 15% respectively.

In health care, political headlines focused on aggressive industry pricing practices undermined investor sentiment and weighed on our pharmaceutical names.  Despite the overhang, drug price inflation has very little impact on the revenues of our pharmaceutical holdings.  We remain confident in the long-term fundamentals of our health care holdings and believe they represent great value at current prices.

We believe the low and negative rate environment is distorting saving, consumption and investment. We see sizable misallocations of capital: stable businesses such as utilities and staples have traded at record high valuations, Merger & Acquisitions valuations have increased every month and corporations have been hesitant to increase capital expenditures because of the uncertainty of growth and a proper rate to discount the cash flows. Importantly, our portfolio investment allocations are based on bottom up value seeking—improving fundamentals and solid cash flows not recognized by the market—rather than on a macro call on the movement of interest rates.

Our overweight sectors (consumer discretionary, technology and financials) are currently valued at 13x forward earnings, while our underweights (utilities, telecom, energy, materials, staples) are currently valued at 22x forward earnings.

During the year we eliminated 16 holdings and added 10 to the portfolio, not including several corporate actions. Our portfolio turnover was driven by selling companies heavily dependent on macro factors in favor of companies with promising valuations.

We took advantage of market dislocations to add a number of quality companies across sectors at what we believe to be attractive prices. Centene, Target, CarMax, Liberty Media and Wells Fargo are U.S.-centric companies featuring historically steady growth, high returns on capital and low earnings variability. We believe they are undervalued. In addition to Wells Fargo, we diversified our financial holdings by adding Towers Watson and Comerica, while swapping out Northern Trust. We believe that General Dynamics is a much more defensive industrial company than the ones we sold, with good visibility for potential growth in its defense business and an underappreciated outlook for its competitively positioned Gulfsteam business jets.

We eliminated some of our weakest performers, including Viacom, Plains GP Holdings, Joy Global, Copa Airlines and Oceaneering among others. We sold these companies because of pricing pressures and structural challenges in their end markets. Their exposure to external factors outside of management control overwhelmed the business attributes that originally attracted us to these companies.

www.brownadvisoryfunds.com

Brown Advisory Value Equity Fund
A Message to Our Shareholders
June 30, 2016

The investor bias toward safety appears unsustainable to us. Our overweight sectors combine modest valuation with supportive business fundamentals. For example, key characteristics of our consumer discretionary holdings include companies with what we believe to be durable competitive advantage, innovation, strong consumer value propositions and attractive financial metrics. Our technology holdings maintain strong cash flow and profitability metrics with what we believe are good growth prospects. Our financial holdings have continued to take market share and cut costs even as Federal Reserve policymakers signal a postponement of their next increase in the main interest rate.  For the defensive sectors, we believe the high current valuation, low growth prospects, and poor business models, along with the inevitable rise in rates, will likely provide sub-par returns for investors over the intermediate to long term.

Sincerely,

Doron S. Eisenberg, CFA
Portfolio Manager

Michael L. Foss, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.  Diversification does not guarantee a profit or protect from loss in a declining market.  Earnings growth is not a measure of the Fund’s future performance.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Value Equity Fund
Performance Chart and Analysis
June 30, 2016

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against broad-based securities market indices. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book ratios and lower expected growth values. The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

Average Annual Total Return	One	Five	Ten
as of 6/30/16	Year	Year	Year
Institutional Shares[1]	-8.57%	6.73%	4.46%
Investor Shares	-8.74%	6.57%	4.31%
Advisor Shares	-8.97%	6.33%	3.93%
Russell 1000® Value Index	2.86%	11.35%	6.13%
S&P 500 Index	3.99%	12.10%	7.42%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[2]	0.75%	0.90%	1.15%
Net Expense Ratio[2]	0.75%	0.90%	1.15%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]	Per the Fund’s prospectus dated October 30, 2015.

www.brownadvisoryfunds.com

Brown Advisory Value Equity Fund
Schedule of Investments
June 30, 2016

Shares	Security Description	Value $

Common Stocks — 89.2%

Consumer Discretionary — 12.7%
21,167	BorgWarner, Inc.	624,850
25,796	CarMax, Inc.*	1,264,778
30,064	Garmin, Ltd.	1,275,315
29,361	Liberty Media Group*	556,978
28,529	Liberty Media SiriusXM Group*	880,690
20,432	Michael Kors Holdings, Ltd.*	1,010,975
14,756	Target Corp.	1,030,264
		6,643,850
Consumer Staples — 6.4%
16,459	Philip Morris International, Inc.	1,674,210
35,780	Unilever NV ADR	1,679,513
		3,353,723
Energy — 5.4%
16,195	Occidental Petroleum Corp.	1,223,694
58,913	Suncor Energy, Inc.	1,633,658
		2,857,352
Financials — 21.4%
15,811	Ameriprise Financial, Inc.	1,420,618
40,056	Charles Schwab Corp.	1,013,817
12,694	Comerica, Inc.	522,104
31,815	JPMorgan Chase & Co.	1,976,984
169,026	Regions Financial Corp.	1,438,411
40,784	SunTrust Banks, Inc.	1,675,407
18,721	Synovus Financial Corp.	542,722
8,777	T. Rowe Price Group, Inc.	640,458
20,016	Wells Fargo Co.	947,357
8,154	Willis Towers Watson PLC	1,013,624
		11,191,502
Health Care — 14.6%
33,613	AbbVie, Inc.	2,080,981
9,664	Centene Corp.*	689,720
38,881	Hologic, Inc.*	1,345,282
21,191	Merck & Co., Inc.	1,220,813
11,863	Novartis AG ADR	978,816
27,051	Teva Pharmaceutical Industries, Ltd. ADR	1,358,772
		7,674,384
Industrials — 6.1%
7,594	General Dynamics Corp.	1,057,389
51,271	General Electric Co.	1,614,011
10,016	PACCAR, Inc.	519,530
		3,190,930
Information Technology — 22.6%
16,043	Apple, Inc.	1,533,711
11,967	Check Point Software Technologies, Ltd.*	953,531
65,036	Cisco Systems, Inc.	1,865,883
40,464	CommScope Holding Co, Inc.*	1,255,598
47,346	eBay, Inc.*	1,108,370
19,409	Microchip Technology, Inc.	985,201
22,055	Micron Technology, Inc.*	303,477
24,053	Microsoft Corp.	1,230,792
18,349	PayPal Holdings, Inc.*	669,922
18,441	QUALCOMM, Inc.	987,884
25,076	Yahoo, Inc.*	941,854
		11,836,223
Total Common Stocks (Cost $37,311,741)		46,747,964
Real Estate Investment Trusts — 5.0%
42,063	Forest City Realty Trust, Inc.	938,425
24,085	W.P. Carey, Inc.	1,671,981
Total Real Estate Investment Trusts (Cost $2,224,322)		2,610,406

Short-Term Investments — 2.9%
Money Market Funds — 2.9%
1,516,074	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.34%#	1,516,074
Total Short-Term Investments (Cost $1,516,074)		1,516,074
Total Investments — 97.1% (Cost $41,052,137)		50,874,444
Other Assets in Excess of Liabilities — 2.9%		1,522,506
NET ASSETS — 100.0%		$52,396,950

PORTFOLIO HOLDINGS
% of Net Assets
Information Technology	22.6%
Financials	21.4%
Health Care	14.6%
Consumer Discretionary	12.7%
Consumer Staples	6.4%
Industrials	6.1%
Energy	5.4%
Real Estate Investment Trusts	5.0%
Money Market Funds	2.9%
Other Assets and Liabilities	2.9%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
June 30, 2016

Dear Shareholder:

During the year ended June 30, 2016, the Brown Advisory Flexible Equity Fund Investor Shares (the “Fund”) decreased 4.30%. The S&P 500 Index, the Fund’s benchmark, increased 3.99% during the same period.

Our investment results over time and relative to the S&P 500 Index benchmark have been good, despite recently lagging the market. In the past, periods of underperformance for our strategy have usually coincided with a narrowness in the focus of the markets, when just a few stocks or a particular economic sector do extremely well and the broader market lags behind. However, stocks that have recently performed well are not where we first look for new ideas—though we don’t rule them out. This approach differs from that of many investors but has served us well in the long run.

Narrowness in market focus has been a factor recently in our performance, but any manager with a portfolio that differs from the market is likely going to have periods of underperformance from time to time. There isn’t an investment Superman, Superwoman or Superteam that always out-performs the market averages. Our performance has rebounded strongly after previous lagging periods, and that is again our goal. As with the prior cases of underperformance, we are sticking with our investment disciplines rather than chasing what has been hot lately. Anything can happen in markets in short periods of time, but in the long term the market has tended to find its way back to rewarding good business performance purchased on a reasonable valuation basis. We have a strong investment team with great continuity and the same disciplines and approach as always.

The top contributor to return during the year was Edwards Lifesciences Corp., a manufacturer of devices to treat cardiovascular disease. Edwards Lifesciences rose because of strong revenue and earnings results and increased earnings guidance for the future. Additional large contributors to the Fund’s results in the period include Alphabet, Inc. Class A & C (formerly known as Google), a leader in on-line search; Lowe’s Companies, Inc., a leading home improvements retailer; Visa, Inc., a global payments processor; and Yahoo! Inc., an internet company. With the exception of Yahoo!, these have each been prominent companies and leaders in their fields.  Each was purchased at times when we believe they offered exceptional value for the money from a long-term perspective, which has become better appreciated in the last year. Yahoo!, or at least its namesake business, is not exceptional but the sum of its various parts, the largest being Alibaba, the Chinese Internet retailer, showed that the shares were trading at a meaningful discount to the sum of its parts. Yahoo! shares have risen given the actions the company has taken to better realize the value of these parts for shareholders.

The biggest detractor to returns was Kinder Morgan, Inc., a pipeline transportation company, as its stock fell 49% during the year. As we discussed in our semi-annual report, we viewed Kinder Morgan’s fuel transport business as having low sensitivity to energy prices. But its reliance on capital markets to fund construction of new pipelines and expand capacity at existing lines was costly when investors’ appetite waned for funding new energy investments. Kinder was forced to either cut its investment projects or its dividend, and it chose to reduce its dividend by 75%, from $2 to 50 cents per share. The cash flows supporting the previous $2 dividend and debt service were largely intact, so we kept our stock and added to the holding as the company made good progress in improving its financial position.

Other meaningful detractors to the Fund’s performance were Charles Schwab Corp., a financial services company; Express Scripts, a pharmacy benefits manager; Copa Holdings, a Latin American airline; and Teva Pharmaceutical, a branded and proprietary pharmaceuticals manufacturer. We exited Copa during the year and continue to hold the others. We added to Teva, given the better value at the lower prices.

We added two new holdings and eliminated five since our December 31, 2015, Semi-Annual Report to shareholders. We purchased what we believe are good companies whose stocks sold off too much in our view and trimmed other holdings that held up well. We also eliminated holdings where our views of their long-term business opportunities had changed and invested in companies at good valuations with stronger near-term business trends and future prospects.

A weak earnings report and an increasingly competitive environment for credit cards prompted us to eliminate American Express. We sold Franklin Resources while maintaining our weighting in asset management companies with our investments in Ameriprise Financial and T. Rowe Price. Franklin Resources has been hit hard by recent investor withdrawals, especially involving international investments. We sold International Business Machines, an information technology company, as its various business initiatives have not sufficiently increased revenues and earnings. We exited Oceaneering International, a provider of offshore oil and services, because low oil prices have dimmed the outlook for offshore oil drilling relative to onshore drilling in shale formations in the U.S. The technology gains in onshore oil production from U.S. shale make offshore development less competitive, even with a rebound in oil prices. We eliminated California Resources shares that were distributed as part of a spinoff from Occidental Petroleum, an integrated energy company.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
June 30, 2016

We eliminated Owens Corning, a producer of building materials. The investment had done well since it was purchased in late 2011 as a play on a future pick up in housing activity. Housing activity has recovered and probably will continue to do so, but we believe Owens Corning shares no longer offer as much potential for future return.

We initiated new investments in Aetna, a leading health care insurance provider, and General Dynamics, an aerospace and defense company.

Aetna has had a strong competitive position and its pending acquisition of Humana has the potential to provide even greater scale in the commercial, Medicaid and Medicare Advantage markets and a more balanced mix of businesses across its portfolio. The company has invested in health care management businesses for future growth potential. Management has a proven track record of executing on strategic initiatives and good capital allocation. Valuation is attractive relative to peers, and may have the potential for above-average profit growth from the combination of Aetna and Humana.

General Dynamics is notably less expensive than other defense companies. This discounted valuation is mostly due to near-term concerns over the company’s Gulfstream commercial jets business, which we expect will be resolved over time. Defense spending worldwide has the potential to increase in the near future. General Dynamics has delivered attractive business results. It has had a strong management team, a good balance sheet, rising free cash flow and a history of increasing shareholder returns through dividends and repurchases.

We look for what we believe are bargains among long-term attractive businesses with shareholder-oriented managers. These bargains can arise due to short-term investor perceptions, temporary business difficulties that should improve, or as-yet-undiscovered opportunities and unrecognized changes for the better. We remain optimistic about the long-term outlook for equities of good companies purchased at reasonable prices and our ability to find them.

Sincerely,

R. Hutchings Vernon, CFA
Portfolio Manager

Michael L. Foss, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Flexible Equity Fund may invest in securities of foreign issuers. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in smaller and medium-sized companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
Performance Chart and Analysis
June 30, 2016

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based securities market index. The S&P 500 Index (“Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

			Since
Average Annual Total Return	One	Five	Inception
as of 6/30/16	Year	Year	(11/30/06)
Institutional Shares[1]	-4.16%	11.19%	5.06%
Investor Shares	-4.30%	11.01%	4.90%
Advisor Shares[2]	-4.56%	10.75%	4.62%
S&P 500 Index	3.99%	12.10%	6.58%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[3]	0.76%	0.91%	1.16%
Net Expense Ratio[3]	0.76%	0.91%	1.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Performance information for Advisor Shares, prior to commencement of operations on January 24, 2007, is based on the performance of Investor Shares, and adjusted for the higher expenses applicable to Advisor Shares.

[3]	Per the Fund’s prospectus dated October 30, 2015.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
Schedule of Investments
June 30, 2016

Shares	Security Description	Value $
Common Stocks — 96.6%
Consumer Discretionary — 17.4%
173,055	Best Buy Co., Inc.	5,295,483
249,534	CarMax, Inc.*	12,234,652
163,235	Lowe’s Companies, Inc.	12,923,315
9,648	Priceline Group, Inc.*	12,044,660
90,273	TJX Companies, Inc.	6,971,784
95,822	Walt Disney Co.	9,373,308
		58,843,202
Consumer Staples — 1.5%
47,838	PepsiCo, Inc.	5,067,958

Energy — 5.2%
541,946	Kinder Morgan, Inc.	10,145,229
98,419	Occidental Petroleum Corp.	7,436,540
		17,581,769
Financials — 19.7%
77,136	Ameriprise Financial, Inc.	6,930,670
227,689	Bank of America Corp.	3,021,433
124,003	Berkshire Hathaway, Inc.*	17,954,395
336,875	Charles Schwab Corp.	8,526,306
123,881	JPMorgan Chase & Co.	7,697,965
413,539	Regions Financial Corp.	3,519,217
73,593	T. Rowe Price Group, Inc.	5,370,081
284,898	Wells Fargo & Co.	13,484,222
		66,504,289
Health Care — 13.6%
49,062	Aetna, Inc.	5,991,942
31,994	Anthem, Inc.	4,202,092
100,217	Edwards Lifesciences Corp.*	9,994,641
141,975	Express Scripts Holding Co.*	10,761,705
57,539	Merck & Co., Inc.	3,314,822
233,913	Teva Pharmaceutical Industries, Ltd. ADR	11,749,450
		46,014,652
Industrials — 9.1%
190,695	Canadian National Railway Co.	11,262,447
18,142	Canadian Pacific Railway, Ltd.	2,336,508
27,122	General Dynamics Corp.	3,776,467
106,608	United Rentals, Inc.*	7,153,397
58,412	United Technologies Corp.	5,990,151
		30,518,970
Information Technology — 28.2%
62,039	Accenture PLC	7,028,398
7,155	Alphabet, Inc. — Class A*	5,033,757
14,792	Alphabet, Inc. — Class C*	10,237,543
102,161	Apple, Inc.	9,766,592
134,545	eBay, Inc.*	3,149,698
136,481	MasterCard, Inc.	12,018,517
168,505	Microsoft Corp.	8,622,401
135,645	PayPal Holdings, Inc.*	4,952,399
132,138	QUALCOMM, Inc.	7,078,633
244,107	Visa, Inc.	18,105,416
242,432	Yahoo, Inc.*	9,105,746
		95,099,100
Telecommunication Services — 1.9%
63,773	Crown Castle International Corp.	6,468,495
Total Common Stocks (Cost $276,274,880)		326,098,435
Warrants — 0.1%
20,000	Wells Fargo & Co.*, Exercise price
	$33.90 expires 10/28/2018	272,400
Total Warrants (Cost $221,300)		272,400

Short-Term Investments — 3.5%
Money Market Funds — 3.5%
11,833,570	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.34%#	11,833,570
Total Short-Term Investments (Cost $11,833,570)		11,833,570
Total Investments — 100.2% (Cost $288,329,750)		338,204,405
Liabilities in Excess of Other Assets — (0.2)%		(567,547)
NET ASSETS — 100.0%		$337,636,858

PORTFOLIO HOLDINGS
% of Net Assets
Information Technology	28.2%
Financials	19.7%
Consumer Discretionary	17.4%
Health Care	13.6%
Industrials	9.1%
Energy	5.2%
Money Market Funds	3.5%
Telecommunication Services	1.9%
Consumer Staples	1.5%
Warrants	0.1%
Other Assets and Liabilities	(0.2)%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
A Message to Our Shareholders
June 30, 2016

Dear Shareholder:

During the year ended June 30, 2016, the Brown Advisory Equity Income Fund Investor Shares (the “Fund”) rose 1.15%. The S&P 500 Index, the Fund’s benchmark, increased 3.99% during the same period.

U.S. large-cap equity investors realized lower returns over the past year than in the prior several years as a variety of events drove rapid shifts up and down in investor sentiment and created increased volatility in stock prices. Worries over the impact of lower oil and commodity prices in the fall accelerated into concerns about slowing economic growth in China and elsewhere during the winter, when the market hit its low point. Those fears dissipated during the spring and the market subsequently rallied, but then it fell sharply in the early summer when the U.K. vote to leave the European Union surprised many investors.

For the Fund’s benchmark, the volatile sequence of events during the year corresponded with strong performance from the traditionally defensive sectors of the market such as consumer staples, telecommunications and utilities. The Fund’s consumer staples holdings, in particular, stood out in terms of performance, led by large jumps in the stock prices of tobacco companies Altria (MO) and Philip Morris International (PM). A combination of product price increases, market share gains and new product innovation propelled both stocks higher. The Fund is currently overweight the consumer staples sector. Strong performance of the holdings in that sector more than made up for the drag produced by not having any exposure to telecommunications and utilities, which also rose sharply during the period.

The Fund’s financial sector holdings also performed well, thanks to a diversity of holdings within the sector. Commercial insurer Cincinnati Financial rose on steady earnings improvement. Timber Real Estate Investment Trust (“REIT”) Weyerhaeuser (WY) gained following the completion of its merger with timber REIT counterpart Plum Creek Timber. Currently, REITs like Weyerhaeuser are included in the financial sector of the S&P 500 Index for reporting purposes, but a new stand-alone, REIT-specific sector is expected to be created by the end of 2016.

As for the other areas within financials, the outlook of lower interest rates for a longer period of time will likely hamper the near-term earnings growth of the Fund’s bank holdings JPMorgan Chase (JPM) and Wells Fargo (WFC). Asset manager T. Rowe Price (TROW) and jumbo mortgage financing REIT Redwood Trust (RWT) were eliminated on the expectation that the rates of future earnings and dividend growth at both companies will be reduced in the current environment. We believe that two new additions in the sector, diversified financial services provider Ameriprise Financial and insurance brokerage and consulting firm Willis Towers Watson (WLTW), have the potential to buck the trend within the sector and increase their rates of cash returned to shareholders within the foreseeable future.

The Fund’s worst performing stocks during the year were both in the energy sector, where continued weakness in commodity prices took their toll on pipeline operators Kinder Morgan (KMI) and Plains GP Holdings (PAGP). Reduced activity by oil and natural gas producers led to lower utilization of the transportation and storage assets of both companies, as well as a dramatic scaling-back of their previously ambitious growth plans. As a result of the more difficult multi-year outlooks for the companies, the Fund reduced its position in Kinder Morgan and eliminated Plains GP. Other holdings within energy, namely Black Stone Minerals (BSM) and Total (TOT), were also eliminated and the Fund is currently underweight the sector.

Consumer discretionary is another sector where the Fund is underweight following the eliminations of GameStop (GME) and Garmin (GRMN) during the period. In short, the prospective earnings growth of both companies does not look as favorable as it once did. GameStop’s core business of selling console video gaming software is entering into decline, and the company diversified into less attractive areas such as sales of mobile devices. At Garmin, the results at several of its business units are either in decline (such as portable navigation devices) or have been disappointing (wearable fitness devices).

Among other sectors, the Fund’s industrials sector weighting increased with the addition of defense and commercial aerospace manufacturer General Dynamics (GD). Also, the information technology sector weighting increased with the purchase of Cisco Systems (CSCO). General Dynamics is expected to benefit as the U.S. and its international allies increase their defense spending to confront rising global threats and terrorism. Cisco Systems has been a stable cash generator in the networking equipment space where the dividend yield is expected to rise over the next several years. While operating in different business sectors, both companies have been industry leaders that have produced strong predictable cash flows and have management teams that have been committed to returning capital to shareholders through increased dividends.

Investing in stocks with high dividend yields is currently popular, but the Fund is not oriented toward simply investing in any individual stock for the sake of its yield alone. We believe a more important factor for long-term performance is the underlying

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
A Message to Our Shareholders
June 30, 2016

business model. The Fund’s preference remains to allocate capital toward companies with defensible business characteristics, where we believe the business models have proven to be resilient and adaptable to changing market and economic conditions. In a period of heightened economic uncertainty and increased volatility in global markets, this business-model-centric orientation strives to provide downside protection combined with the potential for a meaningful level of income generation for you, its investors.

Sincerely,

Mike L. Foss, CFA
Portfolio Manager

Brian E. Graney, CFA
Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs and Real Estate may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Investing in Master Limited Partnerships (“MLPs”) entails risk related to fluctuations in energy prices, decreases in supply of or demand for energy commodities, unique tax consequences due to the partnership structure and various other risks. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
Performance Chart and Analysis
June 30, 2016

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The S&P 500 Index (“Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees. Investors cannot invest directly in an index.

		Since
Average Annual Total Return	One	Inception
as of 6/30/16	Year	(12/29/11)
Institutional Shares[1]	1.31%	10.65%
Investor Shares	1.15%	10.47%
Advisor Shares	0.90%	10.20%
S&P 500 Index	3.99%	14.36%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[2]	0.75%	0.90%	1.15%
Net Expense Ratio[2]	0.75%	0.90%	1.15%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]	Per the Fund’s prospectus dated October 30, 2015.

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
Schedule of Investments
June 30, 2016

Shares	Security Description	Value $
Common Stocks — 87.3%
Consumer Discretionary — 9.8%
59,258	Best Buy Co., Inc.	1,813,295
31,063	McDonald’s Corp.	3,738,121
50,247	Target Corp.	3,508,245
57,483	V.F. Corp.	3,534,630
		12,594,291
Consumer Staples — 14.9%
102,507	Altria Group, Inc.	7,068,883
83,596	Coca-Cola Co.	3,789,406
45,058	Philip Morris International, Inc.	4,583,300
81,480	Unilever NV ADR	3,824,671
		19,266,260
Energy — 4.5%
69,329	Kinder Morgan, Inc.	1,297,839
37,309	Occidental Petroleum Corp.	2,819,068
58,911	Suncor Energy, Inc.	1,633,602
		5,750,509
Financials — 14.3%
28,810	Ameriprise Financial, Inc.	2,588,579
41,235	Cincinnati Financial Corp.	3,088,089
24,680	Erie Indemnity Co.	2,451,711
50,929	JPMorgan Chase & Co.	3,164,728
74,141	OneBeacon Insurance Group, Ltd.	1,023,146
76,189	Wells Fargo & Co.	3,606,025
20,515	Willis Towers Watson PLC	2,550,220
		18,472,498
Health Care — 12.5%
59,941	AbbVie, Inc.	3,710,947
31,165	Johnson & Johnson	3,780,315
46,458	Merck & Co., Inc.	2,676,446
43,385	Novartis AG ADR	3,579,696
46,970	Teva Pharmaceutical Industries, Ltd. ADR	2,359,303
		16,106,707
Industrials — 13.1%
12,853	General Dynamics Corp.	1,789,652
109,095	General Electric Co.	3,434,311
79,261	Healthcare Services Group, Inc.	3,279,820
76,053	Nielsen Holdings PLC	3,952,474
29,299	PACCAR, Inc.	1,519,739
27,820	United Technologies Corp.	2,852,941
		16,828,937
Information Technology — 17.1%
26,625	Accenture PLC	3,016,346
37,821	Apple, Inc.	3,615,688
43,044	Automatic Data Processing, Inc.	3,954,452
137,632	Cisco Systems, Inc.	3,948,662
94,724	Microsoft Corp.	4,847,027
49,359	QUALCOMM, Inc.	2,644,162
		22,026,337
Materials — 1.1%
13,176	Praxair, Inc.	1,480,851
Total Common Stocks (Cost $81,275,314)		112,526,390

Preferred Stocks — 2.2%
112,611	Public Storage — Series S	2,925,634
Total Preferred Stocks (Cost $2,713,471)		2,925,634
Real Estate Investment Trusts — 6.0%
62,603	W.P. Carey, Inc.	4,345,900
112,543	Weyerhaeuser Co.	3,350,405
Total Real Estate Investment Trusts (Cost $6,583,162)		7,696,305

Short-Term Investments — 5.4%
Money Market Funds — 5.4%
6,934,634	Cash Account Trust — Government &
	Agency Securities Portfolio —
	Institutional Shares, 0.34%#	6,934,634
Total Short-Term Investments (Cost $6,934,634)		6,934,634
Total Investments — 100.9% (Cost $97,506,581)		130,082,963
Liabilities in Excess of Other Assets — (0.9)%		(1,147,140)
NET ASSETS — 100.0%		$128,935,823

PORTFOLIO HOLDINGS
% of Net Assets
Information Technology	17.1%
Consumer Staples	14.9%
Financials	14.3%
Industrials	13.1%
Health Care	12.5%
Consumer Discretionary	9.8%
Real Estate Investment Trusts	6.0%
Money Market Funds	5.4%
Energy	4.5%
Preferred Stocks	2.2%
Materials	1.1%
Other Assets and Liabilities	(0.9)%
100.0%

ADR — American Depositary Receipt
#	Annualized seven-day yield as of June 30, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
June 30, 2016

Dear Shareholder:

During the year ended June 30, 2016, the Brown Advisory Sustainable Growth Fund Advisor Shares (the “Fund”) rose 6.73%. During the same period, the Russell 1000 Growth Index, the Fund’s benchmark, increased 3.02%.

The Fund benefitted from strong stock selection across a number of economic sectors including consumer discretionary, health care and information technology.  Amazon.com was the best performing stock for the period, returning 65%.  Facebook, IDEXX Laboratories, Acuity Brands and American Tower also contributed to the strong performance.  Finally, a small part of our relative outperformance was due to our underweight in energy, the worst performing sector over the past 12 months.

On July 2, 2016, Danaher completed its separation into two publically traded companies: Fortive Corporation, with businesses in professional instrumentation and industrial technologies, and the “new” Danaher, with businesses serving the life sciences, dental and environmental sectors.  Danaher has been a long-term holding for our strategy; we first purchased the stock in 2011. It is a great example of the type of company we look for, not only within industrials but across the broader investment landscape. While growth investors may perceive industrials as being overly cyclical, we have continually found attractive franchises within the sector that meet our investment criteria, including strong fundamentals, compelling valuations and environmental strategies that cut costs, drive revenue growth or improve franchise value.  For more than two decades, Danaher has transformed its business into a high-margin, strong free-cash-flow generating science and technology company. The management team’s tremendous leadership and the culture of continuous improvement has led to steady, predictable gains for investors. Recall that we have had an overweight to industrials since the beginning of the strategy largely due to the fact that we have been able to identify what we believe to be high-quality companies like Danaher.

As previously mentioned, we also benefitted from not having any direct exposure to energy, a sector that experienced significant pressure due to declining commodity prices. To date, we have found it very difficult to find companies within energy that meet our investment criteria, and we believe this is unlikely to change going forward.

In terms of new additions to the portfolio, we have been adding companies we believe are less susceptible to macro-related downside risks and eliminating those with greater cyclical exposure.  Over the past year, our allocation to health care has risen to 21% of the portfolio from 14%. This is due in part to the double-digit returns over the past year of Bristol-Myers, Thermo Fischer Scientific and IDEXX Laboratories, and also to the addition of two new holdings:  Mettler-Toledo and UnitedHealth Group. Mettler provides laboratory equipment to the industrial and health care sectors.  The company has a long history of strong cash generation and margin expansion, and has consistently returned capital to shareholders in the form of share repurchases. The Environmental Business Advantage (EBA™) for Mettler is the company’s machine vision inspection business which helps improve quality control for food and beverage customers. Vision inspection has been one of Mettler’s fastest growing businesses over the last few years. UnitedHealth is the country’s largest health insurer and the owner of Optum, an info-tech services business serving stakeholders outside of United’s medical insurance network. The company has a unique business model, offering the only integrated medical and drug management platform and providing a broader, more holistic approach to health care delivery.  Optum has offered strong EBA by providing analytical insights that increase quality and efficiency in health care, and has enabled customers to reduce costs and patient risks. To make room for Mettler and UnitedHealth, we sold Delphi and TE Connectivity, companies that we believe have greater exposure to macro-economic, cyclical risks.

As an ongoing practice, we continually look to strengthen the portfolio by identifying companies that we believe have superior business models and greater long-term growth prospects to those that we already own. This past year was no different.  We added Adobe Systems, American Tower, Red Hat and Hexcel to the portfolio given that we believe the business fundamentals are stronger than a number of our existing holdings. These additions replaced Apple, Chipotle Mexican Grill, Novo Nordisk and Praxair. The growth prospects of these companies have deteriorated because of increased competition and/or worsening macro factors.  We also sold Pall Corporation after it was acquired by Danaher.

Another new holding since our last shareholder letter is WhiteWave Foods. WhiteWave is the owner of nine consumer food brands that have held the number one or number two market share position in their respective categories. The company has positioned its offerings to align with the most powerful trends in the food and beverage industry. This includes products that are made with simple and clean ingredients, healthier foods and those that are made with less environmental impact.  On July 7, 2016, Danone announced its intention to acquire WhiteWave in an all cash deal for $12.5 billion, a nearly 20% premium to the previous day’s closing price.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
June 30, 2016

To conclude, we made a number of changes to the portfolio over the past year–many of which were incrementally additive to performance. We believe that our investment philosophy–seeking companies with what we believe are strong fundamentals, sustainable competitive advantages including EBATM, and compelling valuation–has helped identify a group of high-quality companies that have the potential to continue to perform well over time.

Sincerely,

Karina Funk, CFA
Portfolio Manager

David Powell, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus. Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
Performance Chart and Analysis
June 30, 2016

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 1000® Growth Index (“Index”) measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book and higher forecasted growth values.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

		Since
Average Annual Total Return	One	Inception
as of 6/30/16	Year	(6/29/12)
Institutional Shares	7.17%	14.77%
Investor Shares	7.01%	14.58%
Advisor Shares	6.73%	14.31%
Russell 1000® Growth Index	3.02%	14.05%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	0.75%	0.90%	1.15%
Net Expense Ratio[1]	0.75%	0.90%	1.15%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]	Per the Fund’s prospectus dated October 30, 2015.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
Schedule of Investments
June 30, 2016

Shares	Security Description	Value $
Common Stocks — 90.8%
Consumer Discretionary — 11.8%
23,828	Amazon.com, Inc.*	17,051,793
126,588	Nike, Inc.	6,987,658
175,521	Starbucks Corp.	10,025,759
93,186	TJX Companies, Inc.	7,196,755
		41,261,965
Consumer Staples — 2.4%
179,670	WhiteWave Foods Co.*	8,433,710

Health Care — 20.7%
64,810	Alexion Pharmaceuticals, Inc.*	7,567,216
178,500	Bristol-Myers Squibb Co.	13,128,675
163,714	Cerner Corp.*	9,593,640
122,546	IDEXX Laboratories, Inc.*	11,379,621
20,105	Mettler-Toledo International, Inc.*	7,336,717
87,016	Thermo Fisher Scientific, Inc.	12,857,484
74,144	UnitedHealth Group, Inc.	10,469,133
		72,332,486
Industrials — 25.4%
127,546	A.O. Smith Corp.	11,238,078
47,125	Acuity Brands, Inc.	11,685,115
84,676	Canadian National Railway Co.	5,000,965
154,033	Danaher Corp.	15,557,333
147,012	Hexcel Corp.	6,121,580
96,058	J.B. Hunt Transport Services, Inc.	7,773,974
59,677	Middleby Corp.*	6,877,774
80,416	Stericycle, Inc.*	8,372,914
119,142	Verisk Analytics, Inc.*	9,660,033
92,122	Wabtec Corp.	6,469,728
		88,757,494
Information Technology — 28.2%
104,036	Adobe Systems, Inc.*	9,965,608
71,485	Akamai Technologies, Inc.*	3,998,156
16,627	Alphabet, Inc. — Class A*	11,697,593
3,267	Alphabet, Inc. — Class C*	2,261,091
115,631	Arm Holdings PLC ADR	5,262,367
135,417	Facebook, Inc.*	15,475,455
100,207	Intuit, Inc.	11,184,103
60,892	NXP Semiconductors NV*	4,770,279
135,311	Red Hat, Inc.*	9,823,579
113,929	salesforce.com, Inc.*	9,047,102
201,052	Visa, Inc.	14,912,027
		98,397,360
Materials — 2.3%
69,145	Ecolab, Inc.	8,200,597
Total Common Stocks (Cost $237,818,364)		317,383,612

Real Estate Investment Trusts — 4.0%
123,184	American Tower Corp.	13,994,935
Total Real Estate Investment Trusts (Cost $11,722,465)		13,994,935

Short-Term Investments — 3.8%
Money Market Funds — 3.8%
13,144,856	Cash Account Trust — Government &
	Agency Securities Portfolio —
	Institutional Shares, 0.34%#	13,144,856
Total Short-Term Investments (Cost $13,144,856)		13,144,856
Total Investments — 98.6% (Cost $262,685,685)		344,523,403
Other Assets in Excess of Liabilities — 1.4%		4,887,562
NET ASSETS — 100.0%		$349,410,965

PORTFOLIO HOLDINGS
% of Net Assets
Information Technology	28.2%
Industrials	25.4%
Health Care	20.7%
Consumer Discretionary	11.8%
Real Estate Investment Trusts	4.0%
Money Market Funds	3.8%
Consumer Staples	2.4%
Materials	2.3%
Other Assets and Liabilities	1.4%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2016

Dear Shareholder:

During the year ended June 30, 2016, the Brown Advisory Small-Cap Growth Fund Investor Shares (the “Fund”) rose 1.43%. During the same period, the Russell 2000 Growth Index, the Fund’s benchmark decreased 10.75%. The relative investment returns were overwhelmingly driven by individual stock selection.

“May you live in interesting times!” We certainly do. There are moments when the number of global cross-currents strains one’s cognitive capacity. Brexit? Negative sovereign interest rates? Weak global growth? Collapsed commodities? Record margins? Lofty valuations? The U.S. dollar? China? These investment topics are all cloudy at best, making today’s investment landscape one of the most perplexing we have ever encountered.

We counter this macro complexity with micro simplicity by remaining focused on our bottom-up approach to investing. While the current investment trade winds are important to consider, we have the benefit of looking at them through the narrow lens of their influence on each portfolio holding. For example, we do not know how low the British pound will fall. But, we can assess the translational exposure and shifting competitive dynamic for every company and determine whether a declining pound is appropriately discounted in the share price. Then, we can aggregate these specific exposures into a holistic view of the portfolio’s vulnerability (or opportunity).

As the market gyrated over the past year, we made important changes to individual stock weightings in the portfolio that, on balance, proved beneficial to our returns. However, the sum total of these individual moves did not alter the underlying structure of the portfolio meaningfully. We continue to maintain a very low relative exposure to traditional consumer holdings and our total cyclical weight (industrials + materials + energy) is comparatively low. And, although our technology weight as we define it, is not particularly high, we would define many of the businesses across the portfolio as “technology-enabled”–the companies are using technology as a competitive advantage.

Our top contributors for the year were spread across many sectors, providing balance in our returns. Waste Connections (WCN, +40%), our largest and longest-tenured holding, is an integrated municipal solid waste services company primarily focused on exclusive and secondary markets in the U.S. and Canada. The management team’s continued execution against its business model has produced solid volume and pricing growth, pushing both free cash flow generation and the stock higher. Moreover, the share price was catalyzed by its announced intention to merge with competitor Progressive Waste (BIN), a cash-flow-accretive combination with many potential long-term synergies. Broadridge (BR, +33%), a provider of investor communications and technology-driven solutions to banks, broker-dealers, mutual funds and corporate issuers, reported solid quarterly numbers and projected continued growth in fiscal year 2016. This prompted its valuation to expand. Demandware (DWRE), a leader in cloud-based digital commerce solutions, was acquired by Salesforce.com at approximately a 56% premium, which validated our long-held thesis that the company’s technology occupied a strategic part of the software ecosystem.

Detractors for the trailing 12 months included Advisory Board (ABCO), down 35%; Ascent Capital Group (ASCMA), down 73%; and Cavium (CAVM), down 44%. The Advisory Board is a leader in performance improvement software and solutions to the health care and higher education sectors. The company saw demand for its health care provider software solutions slow, causing its valuation to be rerated lower. Although we only held a remaining small position in Ascent Capital Group, a provider of home security systems and monitoring, it detracted from portfolio performance because of investor concerns regarding increasing competition in the market. Cavium, a provider of integrated semiconductor processors for networking, communications and storage, traded off meaningfully due to confusion regarding its acquisition of the slower growing Qlogic. It will take time to determine if management’s rationale for the deal was sound. Based upon solid historical execution, we believe the market is unduly pessimistic regarding the combined entity’s potential.

As previously mentioned, this is one of the most perplexing investment environments we have ever seen. There are days when it feels as though there is a high probability of a blow off top prior to this bull market’s end. Other days, it feels as though the end is nigh. Our solution to this macro complexity is to rely on bottom-up simplicity–let’s focus on finding the next Demandware, investing at the right time, right price and appropriate weight given the risk/reward. Patience has been a virtue over the years and should be of great value in the months ahead. Our goal is to prepare for volatility and then execute against it.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2016

It will be difficult to replicate the relative investment returns of the past year, but we will strive to continue to drive attractive risk-adjusted returns through the next full market cycle. We are extremely grateful for your continued support.

Sincerely,

Christopher A. Berrier
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Earnings growth is not representative of the fund’s future performance. Diversification does not assure a profit, nor does it protect against a loss in a declining market. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
Performance Chart and Analysis
June 30, 2016

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund compared with the broad-based securities market index. The Russell 2000® Growth Index (“Index”) measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book value ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

Average Annual Total Return	One	Five	Ten
as of 6/30/16	Year	Year	Year
Institutional Shares	1.61%	10.14%	9.14%
Investor Shares	1.43%	10.01%	9.19%
Advisor Shares	1.27%	9.74%	8.78%
Russell 2000® Growth Index	-10.75%	8.51%	7.14%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	0.99%	1.14%	1.39%
Net Expense Ratio[1]	0.99%	1.14%	1.39%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]	Per the Fund’s prospectus dated October 30, 2015.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
June 30, 2016

Shares	Security Description	Value $
Common Stocks — 91.4%
Consumer Discretionary — 10.1%
234,436	Black Diamond, Inc.*	970,565
115,927	Bright Horizons Family Solutions, Inc.*	7,687,119
6,912	CoStar Group, Inc.*	1,511,378
27,084	Expedia, Inc.	2,879,029
301,213	Global Eagle Entertainment, Inc.*	2,000,054
362,769	Liberty TripAdvisor Holdings, Inc.*	7,937,386
196,963	Lindblad Expeditions Holdings, Inc.*	1,896,754
70,904	Papa Johns International, Inc.	4,821,472
		29,703,757
Consumer Staples — 2.4%
26,549	PriceSmart, Inc.	2,484,190
46,382	Treehouse Foods, Inc.*	4,761,112
		7,245,302
Financials — 1.9%
158,564	ConnectOne Bancorp, Inc.	2,487,869
61,210	Prosperity Bancshares, Inc.	3,121,098
		5,608,967
Health Care — 17.5%
50,013	Acceleron Pharma, Inc.*	1,699,442
74,398	Alder Biopharmaceuticals, Inc.*	1,857,718
17,629	BeiGene, Ltd. ADR*	525,344
87,875	Charles River Laboratories International, Inc.*	7,244,415
50,543	Coherus BioSciences, Inc.*	853,671
77,680	Diplomat Pharmacy, Inc.*	2,718,800
32,692	Henry Schein, Inc.*	5,779,946
49,898	Heron Therapeutics, Inc.*	900,659
71,248	IDEXX Laboratories, Inc.*	6,616,089
9,931	Incyte Corp.*	794,281
41,154	Inovalon Holdings, Inc.*	741,183
10,298	Laboratory Corp. of America Holdings*	1,341,520
117,477	Medidata Solutions, Inc.*	5,506,147
55,742	Neurocrine Biosciences, Inc.*	2,533,474
107,071	Novadaq Technologies, Inc.*	1,053,579
94,228	Omeros Corp.*	991,279
135,716	Press Ganey Holdings, Inc.*	5,340,425
176,686	Teladoc, Inc.*	2,830,510
44,853	Ultragenyx Pharmaceutical, Inc.*	2,193,760
		51,522,242
Industrials — 20.2%
104,846	Advisory Board Co.*	3,710,500
42,097	CEB, Inc.	2,596,543
92,339	DigitalGlobe, Inc.*	1,975,131
110,619	ESCO Technologies, Inc.	4,418,123
119,781	Healthcare Services Group, Inc.	4,956,538
90,850	HEICO Corp.	6,069,689
128,680	Hexcel Corp.	5,358,235
52,349	IDEX Corp.	4,297,853
153,469	Knight Transportation, Inc.	4,079,206
35,669	Team, Inc.*	885,661
48,824	WageWorks, Inc.*	2,920,163
180,220	Waste Connections, Inc.	12,984,851
95,703	Woodward, Inc.	5,516,321
		59,768,814
Information Technology — 36.2%
155,200	2U, Inc.*	4,564,432
92,320	Aspen Technology, Inc.*	3,714,957
89,582	Blackbaud, Inc.	6,082,618
131,290	Broadridge Financial Solutions, Inc.	8,560,108
212,986	BroadSoft, Inc.*	8,738,816
126,374	Cavium, Inc.*	4,878,036
77,003	CoreLogic, Inc.*	2,963,075
108,709	Demandware, Inc.*	8,142,304
94,128	Electronics For Imaging, Inc.*	4,051,269
93,196	Envestnet, Inc.*	3,104,359
26,253	Fair Isaac Corp.	2,966,852
211,056	Genpact, Ltd.*	5,664,743
36,472	Global Payments, Inc.	2,603,371
43,802	Guidewire Software, Inc.*	2,705,212
151,222	Interactive Intelligence Group, Inc.*	6,198,590
157,837	MACOM Technology Solutions Holdings, Inc.*	5,205,464
91,194	MAXIMUS, Inc.	5,049,412
173,714	Monotype Imaging Holdings, Inc.	4,278,576
53,676	Pegasystems, Inc.	1,446,568
15,372	Proofpoint, Inc.*	969,819
64,275	SPS Commerce, Inc.*	3,895,065
82,986	Synchronoss Technologies, Inc.*	2,643,934
33,500	Ultimate Software Group, Inc.*	7,044,715
14,743	WEX, Inc.*	1,307,262
		106,779,557
Telecommunication Services — 3.1%
230,479	Cogent Communications Holdings, Inc.	9,232,989
Total Common Stocks (Cost $193,757,174)		269,861,628

Contingent Value Rights — 0.0%
118,191	Dyax Corp.*†`	131,192
Total Contingent Value Rights (Cost $131,192)		131,192

Private Placements — 0.9%
18,400	Greenspring Global Partners IV-B, L.P.*†^	2,434,009
78,769	Greenspring Global Partners V-B, L.P.*†~	125,807
Total Private Placements (Cost $489,612)		2,559,816

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
June 30, 2016

Shares	Security Description	Value $
Short-Term Investments — 7.7%
Money Market Funds — 7.7%
22,697,340	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.34%#	22,697,340
Total Short-Term Investments (Cost $22,697,340)		22,697,340
Total Investments — 100.0% (Cost $217,075,318)		295,249,976
Liabilities in Excess of Other Assets — (0.0)%		(118,893)
NET ASSETS — 100.0%		$295,131,083

PORTFOLIO HOLDINGS
% of Net Assets
Information Technology	36.2%
Industrials	20.2%
Health Care	17.5%
Consumer Discretionary	10.1%
Money Market Funds	7.7%
Telecommunication Services	3.1%
Consumer Staples	2.4%
Financials	1.9%
Private Placements	0.9%
Contingent Value Rights	0.0%
Other Assets and Liabilities	(0.0)%
100.0%

^
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security is fair valued under the supervision of the Board of Trustees and was acquired from February 2008 to March 2016 as part of a $2,000,000 capital commitment. At June 30, 2016, 1,840,000 of the capital commitment has been fulfilled by the Fund.

~
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security is fair valued under the supervision of the Board of Trustees and was acquired from October 2012 to March 2016 as part of a $100,000 capital commitment. At June 30, 2016, $78,000 of the capital commitment has been fulfilled by the Fund.

†	These securities may not be sold by the Fund and are considered illiquid. At June 30, 2016 the total market value of securities considered illiquid was $2,691,008 or 0.9% of net assets.
`	Security is fair valued under supervision of the Board of Trustees
ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
June 30, 2016

Dear Shareholder:

During the year ended June 30, 2016, the Brown Advisory Small-Cap Fundamental Value Fund Investor Shares (the “Fund”) decreased 1.32% in value. During the same period, the Russell 2000 Value Index, the Fund’s benchmark, decreased 2.58%.

For the year ended June 30, 2016, the Fund’s relative outperformance resulted from a combination of strong absolute performance in consumer staples (up 44%) and telecommunication services (up 15%) as well as meaningful stock selection in consumer discretionary, financials, industrials and materials. Despite being underweight in the financials (38% vs. 43%) and consumer staples (1.6% vs. 3.4%) sectors, the Fund outperformed its benchmark.

Core-Mark was the Fund’s largest individual contributor to performance during the year. During the fourth quarter of 2014, Core-Mark announced an 800-store distribution agreement with Rite-Aid, opening up a significant new market opportunity for the company. Since this announcement, Core-Mark has continued to see its share price rise based on the growth from Rite-Aid.

The largest detractor from performance was NorthStar Asset Management Corp. The company in May confirmed it was in discussions with NorthStar Realty and Colony Capital for a tri-party all-stock business combination. In June, the deal was formally announced. The stock has since seen considerable weakness as we believe investors are skeptical of the deal’s ability to reduce the large discount to NAV. We await more details in the to-be-filed proxy statement.

The fund added 13 new companies during the course of the year. Sizeable additions included Murphy USA, Primerica and Regis Corp. Murphy USA is one of the largest independent retailers of motor fuel and convenience merchandise in the U.S. The company sells retail and motor fuel products and convenience merchandise through a chain of more than 1,200 retail locations that are all less than three miles from a Walmart store. Murphy is positioned as a low cost, high volume fuel retailer, able has been able to leverage its below-average breakeven profit margin. Murphy has had a strong balance sheet and a management team that has been dedicated to the disciplined use of capital. The company initiated a $250 million share repurchase program and, during the third quarter of 2015, bought back $150 million in stock.

Primerica (PRI), is a unique provider of term life insurance and a distributor of basic savings and investment products to middle-income consumers across the U.S. and Canada. With close to 105,000 sales representatives and almost $700 billion of face amount in-force, PRI is the largest provider of term life insurance in the U.S.  PRI’s philosophy is to “Buy Term and Invest the Difference,” which essentially encourages middle-income consumers to buy term life insurance in place of more expensive cash value life insurance and then invest the savings across a variety of third party investment products distributed and sold by PRI representatives in order to save for retirement or other financial goals. The company was wholly owned by Citi until its IPO in 2010, and in the time it has been a stand-alone company, it has repurchased nearly one-third of shares outstanding and has returned over 125% of cumulative operating net income to shareholders. Even if term life sales remain at current levels, PRI has the potential to see meaningful earnings growth over the next several years because of a favorable reinsurance transaction that it entered into with Citi at the time of the IPO. This is a characteristic unique to PRI that we believe is largely overlooked by investors. Furthermore, a minimally capital intensive investment distribution business provides a cash-rich and highly recurring earnings stream that has diversified PRI’s earnings and has helped boost PRI’s Return on Equity (“ROE”) to well above peer average.

Regis Corp owns, franchises and operates over 9,500 beauty salons in North America and the U.K. Each of the company’s 30+ salon concepts generally offer similar salon products and services, and serve both the premium and mass marketplace for both genders. We believe Regis is under-earning, but has been a cash-flow-generative business model supported by stable industry fundamentals. CEO Dan Hanrahan and CFO Steve Speigel were brought in to initiate a turnaround focused on a stronger organizational structure, improved salon-level economics and incentives to realign the mindset of the company around profitability before growth. We have monitored Regis over the last two years and believe management has continued to make operational improvements with a focus on profitability and cash flow generation, and has also become more disciplined in capital allocation through increased share buybacks.

During the year, there were 14 deletions from the Fund’s portfolio, three of which were a result of corporate actions. Campus Crest was acquired by Harrison Street Real Estate Capital LLC, a private equity firm. StanCorp’s acquisition by Meiji Yasuda was finalized during the first quarter of 2016, eliminating our position. In April, Cash America (CSH) and First Cash Financial Services (FCFS) announced they would enter into a merger-of-equals transaction. We decided to sell our entire position in CSH because we believe transaction economics favored FCFS shareholders over CSH shareholders. Furthermore, prior knowledge of the FCFS management team and their focus on Latin American expansion was at odds with our initial thesis on Cash America, which highlighted CSH’s internal focus and emphasis on capital return.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
June 30, 2016

Given the broader environment for small-caps, and factoring in overall valuations and debt levels, we remain cautious.  While we have a robust pipeline of opportunities that we are pursuing, we have seen an increasing number of investments that are inexpensive on traditional valuation metrics, but whose prospects or debt levels do not meet our criteria.

Sincerely,

J. David Schuster
Portfolio Manager

Past performance is not a guarantee of future results.

Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The risks of investments in derivatives, including options, futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.  Earnings growth is not a measure of the Fund’s future performance.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
Performance Chart and Analysis
June 30, 2016

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 2000® Value Index (“Index”) measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book ratios and lower forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

			Since
Average Annual Total Return	One	Five	Inception
as of 6/30/16	Year	Year	(12/31/08)
Institutional Shares[1]	-1.17%	10.28%	15.52%
Investor Shares	-1.32%	10.12%	15.35%
Advisor Shares[2]	-1.58%	9.84%	15.06%
Russell 2000® Value Index	-2.58%	8.15%	11.78%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[3]	1.13%	1.28%	1.53%
Net Expense Ratio[3]	1.13%	1.28%	1.53%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]	Performance information for Advisor Shares, prior to commencement on July 28, 2011, is based on the performance of Investor Shares, and adjusted for the higher expenses applicable to Advisor Shares.
[3]	Per the Fund’s prospectus dated October 30, 2015.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
June 30, 2016

Shares	Security Description	Value $
Common Stocks — 88.0%
Consumer Discretionary — 17.6%
399,829	Cato Corp.	15,081,550
610,876	Core-Mark Holding Co., Inc.	28,625,649
254,904	Culp, Inc.	7,042,997
1,912,805	Denny’s Corp.*	20,524,398
544,754	Destination Maternity Corp. †	3,203,153
1,106,980	Diamond Resorts International, Inc.*	33,165,121
335,191	Liberty Global PLC LiLAC Group*	10,890,356
463,554	Murphy USA, Inc.*	34,377,165
1,625,062	Regis Corp.*	20,232,022
		173,142,411
Consumer Staples — 2.0%
118,201	Casey’s General Stores, Inc.	15,544,613
98,407	MGP Ingredients, Inc.	3,762,100
		19,306,713
Energy — 2.7%
244,625	Green Plains Partners L.P.	3,803,919
1,212,245	Par Pacific Holdings, Inc.*	18,595,838
277,516	RigNet, Inc.*	3,715,939
		26,115,696
Financials — 27.8%
2,831,691	American Capital, Ltd.*	44,825,669
337,131	Assurant, Inc.	29,097,777
322,195	Capital Bank Financial Corp.	9,279,216
159,315	Farmers Capital Bank Corp. †	4,357,265
571,477	Maiden Holdings, Ltd.	6,994,878
400,856	Medley Management, Inc. †	2,357,033
490,278	National General Holdings Corp.	10,501,755
1,534,561	NorthStar Asset Management Group, Inc.	15,667,868
511,863	OceanFirst Financial Corp.	9,300,551
246,128	Oritani Financial Corp.	3,935,587
342,270	Pacific Premier Bancorp, Inc.*	8,214,480
227,113	Patriot National, Inc.*	1,857,784
424,497	Primerica, Inc.	24,298,208
343,298	Renasant Corp.	11,098,824
1,148,094	Synovus Financial Corp.	33,283,245
2,194,432	TFS Financial Corp. †	37,788,119
291,906	Triumph Bancorp, Inc.*	4,670,496
222,999	Virtus Investment Partners, Inc.	15,873,069
		273,401,824
Health Care — 3.6%
165,482	Addus HomeCare Corp.*	2,884,351
575,589	Air Methods Corp.*	20,623,354
275,460	Providence Service Corp.*	12,362,645
		35,870,350
Industrials — 12.8%
1,011,392	Albany International Corp. †	40,384,883
744,154	DigitalGlobe, Inc.*	15,917,454
342,926	EnPro Industries, Inc.	15,222,485
810,963	Federal Signal Corp.	10,445,203
388,522	Kadant, Inc.	20,012,768
787,323	McGrath RentCorp †	24,084,211
		126,067,004
Information Technology — 10.0%
363,319	Broadridge Financial Solutions, Inc.	23,688,399
945,610	CTS Corp. †	16,945,331
80,171	DST Systems, Inc.	9,334,310
750,321	EchoStar Corp.*	29,787,744
393,662	Electro Rent Corp.	6,066,331
229,208	MAXIMUS, Inc.	12,691,247
		98,513,362
Materials — 8.6%
404,970	Clearwater Paper Corp.*	26,472,889
311,435	Deltic Timber Corp. †	20,906,632
208,651	KMG Chemicals, Inc.	5,422,839
437,591	Neenah Paper, Inc.	31,668,461
		84,470,821
Telecommunication Services — 2.9%
338,158	ATN International, Inc.	26,312,074
123,790	Hawaiian Telcom HoldCo, Inc.*	2,623,110
		28,935,184
Total Common Stocks (Cost $746,562,443)		865,823,365

Real Estate Investment Trusts — 7.8%
1,446,167	Forest City Realty Trust, Inc.	32,263,986
3,217,130	MFA Financial, Inc.	23,388,535
1,854,218	Northstar Realty Finance Corp.	21,193,711
Total Real Estate Investment Trusts (Cost $75,429,108)		76,846,232

Short-Term Investments — 3.8%
Money Market Funds — 3.8%
36,740,582	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.34%#	36,740,582
Total Short-Term Investments (Cost $36,740,582)		36,740,582
Total Investments — 99.6% (Cost $858,732,133)		979,410,179
Other Assets in Excess of Liabilities — 0.4%		4,224,829
NET ASSETS — 100.0%		$983,635,008

PORTFOLIO HOLDINGS
% of Net Assets
Financials	27.8%
Consumer Discretionary	17.6%
Industrials	12.8%
Information Technology	10.0%
Materials	8.6%
Real Estate Investment Trusts	7.8%
Money Market Funds	3.8%
Health Care	3.6%
Telecommunication Services	2.9%
Energy	2.7%
Consumer Staples	2.0%
Other Assets and Liabilities	0.4%
100.0%

†	All or a portion of this security is considered illiquid. At June 30, 2016 the total market value of securities considered illiquid was $35,098,296 or 3.6% of net assets.
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Multi-Strategy Fund
A Message to Our Shareholders
June 30, 2016

Dear Shareholder:

During the year ended June 30, 2016, the Brown Advisory Multi-Strategy Fund (the “Fund”) fell 1.93% in value. During the same period, the S&P Balanced Equity and Bond – Moderate Index,  the Fund’s benchmark, increased 7.09%.

In June, the U.K. vote to leave the European Union jolted markets as investors flocked to safety assets such as sovereign bonds and U.S. dollars. However, markets rallied soon thereafter and reached near-all-time highs. Overall, emerging markets and commodities have been the best-performing asset classes, as the rebound in commodity prices has largely supported the rally in EM equities. Among developed market equities, European equities suffered from the Brexit vote, while Japanese equities have been challenged by lackluster economic growth and low inflation. U.S. equities and fixed income both produced positive returns for the first half of the year, highlighting the relative strength of the U.S. economy and its resilience amid global macro headwinds.

The largest contributor to performance on a relative basis was the Brown Advisory Total Return Fund, which rose 6.46%, compared with 6.00% for the Barclays US Aggregate Bond Index. Credit selection drove relative outperformance of the Brown Advisory Total Return Fund. While accommodative monetary policies and tepid growth should keep interest rates low, and with global yields continuing to fall toward historic lows, the Fund remains focused on seeking attractive, low-risk returns through fundamental, bottom-up research rather than on centering decisions on particular macroeconomic forecasts.

The largest detractor to performance on a relative basis was the Brown Advisory Flexible Equity Fund, which decreased 4.16%, compared with a 3.99% gain by the S&P 500 Index. The underperformance was mostly due to underweight exposures to high-yielding sectors (i.e. consumer staples, telecommunication services, and utilities) and stock selection within financials and industrials. In addition, the Brown Advisory Flexible Equity Fund is the largest underlying holding, constituting 30% of the Fund as of June 30, 2016.

Overall, the current macroeconomic environment is one of tremendous uncertainty emanating from many areas:  central banks, Brexit, the U.S. election, China’s economic transition, etc.  Despite all of this uncertainty, global equity and fixed income markets have continued to produce positive returns and valuations in both areas have exceeded historical norms. In an environment such as this, it is tempting to pull back from these asset classes entirely and raise cash. However, we do not believe that is prudent. Instead, we have maintained an asset allocation balance of stability and growth assets that is reflective of the challenging landscape.  First, we have maintained allocations to traditional stability asset classes like high-grade U.S. bonds, believing that these are very likely to outperform cash and will likely provide ballast should the aforementioned risks produce an adverse outcome for the market.  This defense allows us to make allocations designed to take advantage of opportunities created by excessive pessimism. This has included small-cap stocks in the U.S., where the valuation gap is growing despite the fact that small-cap stocks are not exposed to many of the headwinds faced by multi-national companies, such as the strong dollar and slowing growth in China. Additionally, Asian equities have not seen any increase in valuations over the past five years due to macroeconomic concerns, but we are finding tremendous bottom-up opportunities where earnings growth has remained strong and valuations have been quite reasonable. In this manner, we aim to balance select return opportunities and be prepared with ballast investments for an environment filled with significant uncertainty.

Sincerely,

Paul J. Chew, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Multi-Strategy Fund
A Message to Our Shareholders
June 30, 2016

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Multi-Strategy Fund
Performance Chart and Analysis
June 30, 2016

COMPARISON OF CHANGE IN VALUE OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The S&P Balanced Equity and Bond – Moderate Index (“Index”) is the moderate profile of the S&P Balanced Equity and Bond Series which combines investable S&P indices for core equity and fixed income to provide a regulary rebalanced multi-asset measure for conservative, moderate and growth risk-reward profiles.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

		Since
Average Annual Total Return	One	Inception
as of 6/30/16	Year	(10/31/14)
Institutional Shares	-1.93%	-0.43%
S&P Balanced Equity and Bond – Moderate Index	7.09%	5.80%

Institutional Shares
Gross Expense Ratio[1]	3.84%
Net Expense Ratio[1]	1.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

[1]	Per the Fund’s prospectus dated October 30, 2015.

www.brownadvisoryfunds.com

Brown Advisory Multi-Strategy Fund
Schedule of Investments
June 30, 2016

Shares	Security Description	Value $
Affiliated Mutual Funds (Note 3) — 97.8%
Domestic Equity Funds — 41.8%
59,096	Brown Advisory Flexible Equity Fund —
	Institutional Shares	895,310
9,401	Brown Advisory Small-Cap
	Fundamental Value Fund —
	Institutional Shares	213,867
3,938	Brown Advisory Small-Cap Growth Fund —
	Institutional Shares*	122,823
		1,232,000
Foreign Equity Funds — 18.1%
18,212	Brown Advisory — Somerset Emerging
	Markets Fund — Institutional Shares	158,987
26,254	Brown Advisory — WMC Strategic
	European Equity Fund — Institutional Shares	259,911
12,616	Brown Advisory Emerging
	Markets Small-Cap Fund —
	Institutional Shares*	115,812
		534,710
Bond Funds — 37.9%
31,024	Brown Advisory Strategic Bond Fund —
	Investor Shares	293,797
80,666	Brown Advisory Total Return Fund —
	Institutional Shares	821,175
		1,114,972
Total Affiliated Mutual Funds (Cost $2,952,443)		2,881,682

Short-Term Investments — 2.3%
Money Market Funds — 2.3%
68,483	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.34%#	68,483
Total Short-Term Investments (Cost $68,483)		68,483
Total Investments — 100.1% (Cost $3,020,926)		2,950,165
Liabilities in Excess of Other Assets — (0.1)%		(3,264)
NET ASSETS — 100.0%		$2,946,901

PORTFOLIO HOLDINGS
% of Net Assets
Domestic Equity Funds	41.8%
Bond Funds	37.9%
Foreign Equity Funds	18.1%
Money Market Funds	2.3%
Other Assets and Liabilities	(0.1)%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
June 30, 2016

Dear Shareholder:

The Brown Advisory Global Leaders Fund (the “Fund”) commenced operations as of the close of business on July 1, 2015.  From the commencement of operations to June 30, 2016 (“the period”), the Fund decreased 3.50% in value. During the period, the Russell Global Large Cap Index, the Fund’s benchmark, fell 4.19%.

During the period, global equity markets were volatile—with three periods of significant weakness in the first, third and fourth quarters of the fiscal year—as a range of investor concerns prompted risk aversion. The primary cause of caution was the prospect of a slowing by China’s economy, one of the main engines of global growth. After several rounds of stimulus by Beijing, investor concerns abated, but we remain cautious because of the level of credit creation in the country. Elsewhere energy prices were particularly volatile, with the oil price dipping below $30 per barrel in January 2016 and bouncing to more than $50 per barrel toward the end of the period. We struggle to see the attraction of investing in energy companies because of questionable customer outcomes, capital intensity and a lack of pricing power. The fund’s underweight in energy was a positive contributor to performance during the first half but ended up being a modest detractor for the full year because of the recovery in the oil price. Finally, the U.K. vote on June 23 to leave the European Union provoked instability among equity markets. The political and economic ramifications of Brexit remain unclear, and we feel that the current period of uncertainty could persist in Europe.

Central bank activity and accommodative monetary policy created numerous equity market distortions throughout the fiscal year. The emergence of negative interest rates and additional monetary stimulus prompted the yields on a number of long-dated government bonds to turn negative. Accordingly, investor appetite increased for equities with bond-proxy qualities, and the premium for secure growth increased. Our investment process focuses on buying high-quality franchises with attractive return profiles. Crucially, though, we aim to invest at a discount to what we believe is the intrinsic value of a stock. This goal remains a sticking point for many of the bond-proxy equities. Despite the attractions of many consumer staples companies, we do not find their current valuations appealing. Our modest underweight in the sector detracted from performance during the period. Elsewhere, questionable customer outcomes, mediocre return profiles and valuation concerns contributed to our underweight positions in utilities and telecoms. These underweights also detracted from performance, as investors snapped up stocks with bond-like qualities in these sectors.

On a more positive note, good stock selection helped make materials stocks the main area of outperformance for the strategy during the period. Our three materials holdings—Ecolab (ECL), Sherwin-Williams (SHW) and Novozymes—have operated with what we believe to be differentiated business models and resilient return profiles that contributed to outperformance during the period.  We are fundamental stockpickers and the sector allocation and associated performance is very much a result of our bottom-up stock selection.

Elsewhere, robust operating performances from Facebook (FB) and Taiwan Semiconductor (TSM) drove outperformance in information technology. Facebook’s continued monetization of its core platform resulted in impressive revenue growth in the period, and we remain encouraged by its ability to monetize complementary platforms, WhatsApp and Instagram. Taiwan Semiconductor continued to cement its dominant position in leading-edge semiconductor manufacturing technology. Despite strong share price performance during the year, TSM’s healthy prospects and an attractive risk-reward profile affirm the company’s position as a core holding.

Finally, a series of robust results and strong FDA data helped make Edwards Lifesciences (EW) the biggest contributor to outperformance during the year. Edwards has had a dominant position in the provision of TAVR heart valves. The company has been changing the lives of patients who suffer from severe symptomatic aortic stenosis (SSAS) by offering a superior alternative to open-heart surgery.

We have been particularly active on the research front during the period, having conducted multiple company visits and numerous research trips to the U.S., Europe and Asia. This activity and further in-depth analysis resulted in 8 additions to the portfolio, with 10 companies eliminated. Our efforts to find high-returning franchises that bring something different to the portfolio resulted in notable new positions in India-based HDFC Bank; Henkel, a German detergent, haircare and adhesives manufacturer; and U.S.-based Brown-Forman, a leading bourbon producer, among others. On the other side of the equation, concerns about the durability of individual competitive advantages resulted in the elimination of Burberry, Ameriprise, Next and Credit Suisse from the strategy.

www.brownadvisoryfunds.com

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
June 30, 2016

The Global Leaders fund invests in market-leading companies from across the globe that deliver exceptional customer outcomes. We believe that companies that combine a superior outcome for their customers with strong leadership can generate high and sustainable returns on invested capital (ROIC), which can then lead to strong shareholder returns. We are long-term focused and look for franchises that can compound excess economic profit at above-market growth rates for extended periods of time. The current uncertain global economic outlook and increasing political risk—as evidenced by Brexit and the coming U.S. presidential election—serve as good reminders of the benefits of investing in exceptional franchises that provide special goods and services to their customers. Such high-quality companies tend to deliver high returns to investors. Although volatility currently seems inevitable, we believe that our companies have the potential to weather any impending storm and the portfolio has the potential to generate attractive long-term returns for our clients.

Sincerely,

Michael Dillon, CFA
Lead Portfolio Manager

Bertie Thomson, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Global Leaders Fund
Performance Chart and Analysis
June 30, 2016

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The Russell Global Large Cap Index (“Index”) measures the performance of the largest securities in the Russell Global Index, based on market capitalization.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

Since
Cumulative Total Return	Inception
as of 6/30/16	(7/1/15)
Investor Shares	-3.50%
Russell Global Large Cap Index	-4.19%

Investor Shares
Gross Expense Ratio[1]	1.45%
Net Expense Ratio[1]	0.86%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

[1]	Per the Fund’s prospectus dated October 30, 2015.

www.brownadvisoryfunds.com

Brown Advisory Global Leaders Fund
Schedule of Investments
June 30, 2016

Shares	Security Description	Value $
Common Stocks — 95.0%
China — 3.0%
131,934	AIA Group, Ltd.	793,415

Denmark — 6.0%
3,317	Novo Nordisk A/S ADR	178,388
12,547	Novo Nordisk A/S	675,692
15,640	Novozymes A/S	751,047
		1,605,127
Germany — 3.6%
4,108	Henkel AG & Co KGaA	444,356
11,906	United Internet AG	494,922
		939,278
India — 3.5%
24,383	HDFC Bank, Ltd.	492,555
37,165	Sun Pharmaceutical Industries, Ltd.	421,391
		913,946
Indonesia — 1.2%
370,559	Bank Rakyat Indonesia Persero	304,908

Japan — 1.4%
10,700	Fuji Heavy Industries, Ltd.	367,795

Sweden — 1.5%
16,423	Atlas Copco AB	389,263

Taiwan — 3.3%
32,787	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	860,003

United Kingdom — 4.4%
19,890	Unilever PLC	953,037
4,689	Unilever PLC ADR	224,650
		1,177,687
United States — 67.1%

Consumer Discretionary — 12.8%
14,230	Nike, Inc.	785,496
630	Priceline Group, Inc. *	786,498
15,782	Starbucks Corp.	901,469
11,480	TJX Companies, Inc.	886,600
		3,360,063
Consumer Staples — 7.1%
9,666	Brown Forman Corp.	964,280
10,041	Estee Lauder Companies, Inc.	913,932
		1,878,212
Financials — 6.8%
28,930	Charles Schwab Corp.	732,218
10,817	JPMorgan Chase & Co.	672,169
4,216	Moody’s Corp.	395,081
		1,799,468
Health Care — 7.5%
3,049	Alexion Pharmaceuticals, Inc. *	356,001
6,115	Cigna Corp.	782,659
8,446	Edwards Lifesciences Corp. *	842,320
		1,980,980
Industrials — 5.2%
4,662	3M Co.	816,410
6,812	Verisk Analytics, Inc. *	552,317
		1,368,727
Information Technology — 21.8%
1,366	Alphabet, Inc. *	945,409
5,063	Apple, Inc.	484,023
13,596	Cognizant Technology Solutions Corp. *	778,235
6,301	Facebook, Inc. *	720,078
9,761	MasterCard, Inc.	859,554
6,774	NXP Semiconductors NV *	530,675
13,002	PayPal Holdings, Inc. *	474,703
12,970	Visa, Inc.	961,984
		5,754,661
Materials — 5.9%
6,130	Ecolab, Inc.	727,018
2,834	Sherwin-Williams Co.	832,260
		1,559,278
Total United States		17,701,389
Total Common Stocks (Cost $24,097,578)		25,052,811

Short-Term Investments — 5.8%
Money Market Funds — 5.8%
1,521,057	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.34%#	1,521,057
Total Short-Term Investments (Cost $1,521,057)		1,521,057
Total Investments — 100.8% (Cost $25,618,635)		26,573,868
Liabilities in Excess of Other Assets — (0.8)%		(206,477)
NET ASSETS — 100.0%		$26,367,391

PORTFOLIO HOLDINGS
% of Net Assets
Information Technology	26.9%
Health Care	15.2%
Consumer Discretionary	14.1%
Consumer Staples	13.3%
Financials	12.9%
Industrials	6.7%
Materials	5.9%
Money Market Funds	5.8%
Other Assets and Liabilities	(0.8)%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
June 30, 2016

Dear Shareholder:

For the year ended June 30, 2016, the Brown Advisory Intermediate Income Fund Investor Shares (the “Fund”) gained 3.99%, lagging the Fund’s benchmark, the Barclays Intermediate U.S. Aggregate Bond Index, which returned 4.36%.

The worldwide search for income-producing investments has brought money into the U.S. and helped push most domestic yields lower, even after the Federal Reserve raised short-term rates in December. The U.S. economy has performed relatively well despite the concerns about the rest of the world, including terrorism, slower growth in China and the impact on the European economy from the U.K. vote to leave the European Union. This has allowed our markets, both equities and bonds, to also perform relatively well, bolstered by a stronger dollar.

Throughout this period we have maintained a full allocation to corporate bonds, which remained attractive because of the higher yield and economic strength. Our analysts have been successful in separating “wheat from chaff,” and corporate credit has been our best performing sector. Though not predicting the dramatic fall in longer-term interest rates, we were acutely aware of foreign demand in a world rife with negative-yielding bonds, and have kept the Fund’s sensitivity to interest rates (duration) close to that of the benchmark.

Because of the complexities of the mortgage market, we have depended in large part on the Fund’s investment in the Brown Advisory Mortgage Securities Fund to navigate those waters. That has been another example of good, fundamental analysis carrying the day.

We continue to focus on the core stability that our investors expect from a high quality, intermediate bond fund.

Sincerely,

Paul D. Corbin
Portfolio Manager

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Performance Chart and Analysis
June 30, 2016

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based bond index. The Barclays Intermediate US Aggregate Bond Index (“Index”) represents domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

Average Annual Total Return	One	Five	Ten
as of 6/30/16	Year	Year	Year
Investor Shares	3.99%	2.45%	4.17%
Advisor Shares	3.71%	2.21%	3.92%
Barclays Intermediate US Aggregate Bond Index	4.36%	2.96%	4.66%

	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	0.59%	0.84%
Net Expense Ratio[1]	0.54%	0.79%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]	Per the Fund’s prospectus dated October 30, 2015.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2016

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 28.3%
1,520,000	21st Century Fox America, Inc.	3.00%	09/15/2022	1,585,336
1,525,000	American Express Credit Corp.#	1.12%	08/15/2019	1,511,830
1,465,000	AutoZone, Inc.	3.13%	04/21/2026	1,504,499
1,520,000	AvalonBay Communities, Inc.	2.95%	05/11/2026	1,529,199
1,330,000	Barnabas Health, Inc.	4.00%	07/01/2028	1,377,996
1,548,000	BB&T Corp.#	1.34%	01/15/2020	1,536,718
1,434,000	Campbell Soup Co.	2.50%	08/02/2022	1,458,342
1,425,000	Canadian Natural Resources Ltd.	5.90%	02/01/2018	1,506,037
1,521,000	CC Holdings GS V LLC/Crown Castle GS III Corp.	3.85%	04/15/2023	1,624,825
1,300,000	Digital Realty Trust L.P.	5.88%	02/01/2020	1,459,201
1,445,000	E*TRADE Financial Corp.	5.38%	11/15/2022	1,531,700
1,525,000	Education Realty Operating Partnership L.P.	4.60%	12/01/2024	1,568,075
1,350,000	Fidelity National Information Services, Inc.	5.00%	10/15/2025	1,535,386
1,650,000	FMC Technologies, Inc.	3.45%	10/01/2022	1,575,645
1,375,000	Harris Corp.	5.55%	10/01/2021	1,561,659
1,495,000	Healthcare Trust of America Holdings L.P.	3.38%	07/15/2021	1,538,046
1,435,000	Janus Capital Group, Inc.	4.88%	08/01/2025	1,554,528
1,490,000	JB Hunt Transport Services, Inc.	2.40%	03/15/2019	1,506,547
1,530,000	Legg Mason, Inc.	3.95%	07/15/2024	1,549,298
1,525,000	Morgan Stanley	3.95%	04/23/2027	1,545,607
1,700,000	Noble Energy, Inc.	4.15%	12/15/2021	1,789,592
1,565,000	Providence Health & Services Obligated Group#	1.58%	10/01/2017	1,570,351
1,610,000	Regency Energy Partners L.P.	4.50%	11/01/2023	1,574,121
2,275,000	Royal Bank of Canada #	1.20%	03/06/2020	2,242,017
2,250,000	Sutter Health	1.09%	08/15/2053	2,245,844
1,460,000	Verizon Communications, Inc.	3.65%	09/14/2018	1,534,975
Total Corporate Bonds & Notes (Cost $40,424,076)				41,517,374
Mortgage Backed Securities — 14.6%
3,374	FHLMC PC, Pool# C00210	8.00%	01/01/2023	3,891
366,434	FHLMC PC, Pool# 1B0889 #	2.56%	05/01/2033	387,106
174,447	FHLMC PC, Pool# 1J0203 #	2.28%	04/01/2035	185,222
2,804,939	FHLMC PC, Pool# Q2-5749	4.00%	04/01/2044	3,002,378
1,600,000	FHLMC REMIC, Series K-042	2.67%	12/25/2024	1,685,911
1,525,000	FHLMC REMIC, Series K-046	3.21%	03/25/2025	1,669,215
1,550,000	FHLMC REMIC, Series K-048	3.28%	06/25/2025	1,706,181
122,836	FHLMC REMIC, Series 2782	4.00%	11/15/2033	126,772
3,243	FNMA, Pool# 254089	6.00%	12/01/2016	3,258
18,498	FNMA, Pool# 539082	7.00%	08/01/2028	18,713
8,943	FNMA, Pool# 625536	6.00%	01/01/2032	10,219
40,407	FNMA, Pool# 628837	6.50%	03/01/2032	46,538
164,860	FNMA, Pool# 663238	5.50%	09/01/2032	186,653
37,897	FNMA, Pool# 744805 #	2.39%	11/01/2033	38,623
19,055	FNMA, Pool# 741373 #	2.66%	12/01/2033	19,901
68,850	FNMA, Pool# 764342 #	2.40%	02/01/2034	71,292
67,172	FNMA, Pool# 848817	5.00%	01/01/2036	74,745
849,442	FNMA, Pool# AV7911	4.50%	01/01/2044	927,479
1,129,100	FNMA, Pool# AS1474	4.50%	01/01/2044	1,232,173
4,845,193	FNMA, Pool# AY3879	3.50%	11/01/2045	5,125,643
2,653,374	FNMA, Pool# AY3880	4.00%	11/01/2045	2,855,081
1,461,480	FNMA, Pool# AL8256	3.00%	03/01/2046	1,539,924
2,179,901	FNMA REMIC Trust, Series 2013-115 †	3.00%	04/25/2031	244,171
14,357	GNMA, Pool# 781450	5.00%	06/15/2017	14,617
19,776	GNMA, Pool# 487110	6.50%	04/15/2029	22,624
30,408	GNMA, Pool# 781186	9.00%	06/15/2030	35,042
6,483	GNMA, Pool# 571166	7.00%	08/15/2031	6,695

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2016

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — (Continued)
2,463,981	GNMA REMIC Trust, Series 2013-79 †	3.00%	01/20/2042	216,488
Total Mortgage Backed Securities (Cost $20,924,366)				21,456,555

Asset Backed Securities — 8.8%
773,323	AmeriCredit Automobile Receivables Trust, Series 2012-4 C	1.93%	08/08/2018	773,887
924,000	AmeriCredit Automobile Receivables Trust, Series 2016-1 #	1.52%	06/10/2019	925,650
700,000	AmeriCredit Automobile Receivables Trust, Series 2015-4	1.70%	07/08/2020	704,789
875,000	AmeriCredit Automobile Receivables Trust, Series 2015-3 B	2.08%	09/08/2020	883,560
519,388	Capital Auto Receivables Asset Trust, Series 2014-1	1.32%	06/20/2018	519,688
1,500,000	Madison Park Funding XVII, Ltd., Series 2015-17A #~	2.63%	07/21/2027	1,494,951
1,500,000	Octagon Investment Partners 24, Ltd., Series A-2 #~	2.60%	05/21/2027	1,464,645
1,500,000	Octagon Investment Partners XXII, Ltd., Series B-2 #~	2.94%	11/25/2025	1,496,475
121,168	Oscar U.S. Funding Trust IV, Series 2016-4 ~	0.95%	04/17/2017	121,469
250,000	Oscar U.S. Funding Trust IV, Series 2016-4 #~	2.14%	07/15/2020	251,186
1,500,000	OZLM XIII, Ltd.#~	2.74%	07/30/2027	1,474,192
1,000,000	Santander Drive Auto Receivables Trust, Series 2015-4	1.58%	09/16/2019	1,003,590
285,000	Santander Drive Auto Receivables Trust, Series 2015-2	2.44%	04/15/2021	287,705
1,500,000	Stewart Park CLO, Ltd., Series 2015-1 #~	2.63%	04/15/2026	1,494,635
Total Asset Backed Securities (Cost $12,938,570)				12,896,422
Municipal Bonds — 5.4%
670,000	District of Columbia Income Tax Secured Revenue Bonds, Series 2010F	4.71%	12/01/2022	773,073
1,495,000	Florida Hurricane Catastrophe Revenue Bonds	2.11%	07/01/2018	1,519,369
1,000,000	Illinois State Sales Tax Revenue	2.30%	06/15/2019	1,033,610
1,560,000	Indiana State Bond Bank Revenue	1.02%	07/15/2016	1,560,374
2,750,000	Port Authority New York & New Jersey	5.31%	12/01/2019	3,120,975
Total Municipal Bonds (Cost $7,545,586)				8,007,401
U.S. Treasury Notes — 20.5%
3,665,000	United States Treasury Note	0.63%	10/15/2016	3,668,024
3,000,000	United States Treasury Note	0.88%	01/31/2017	3,007,734
5,055,000	United States Treasury Note	1.38%	02/29/2020	5,151,161
7,635,000	United States Treasury Note	1.88%	08/31/2022	7,936,674
3,145,000	United States Treasury Note	2.00%	02/15/2025	3,291,132
1,445,000	United States Treasury Note	2.25%	11/15/2025	1,541,691
4,570,000	United States Treasury Note	0.75%	10/31/2017	4,581,695
870,000	United States Treasury Note	1.63%	05/15/2026	880,671
Total U.S. Treasury Notes (Cost $29,305,628)				30,058,782
Affiliated Mutual Funds (Note 3) — 20.8%
2,992,812	Brown Advisory Mortgage Securities Fund — Institutional Shares			30,526,684
Total Affiliated Mutual Funds (Cost $30,340,181)				30,526,684

Short-Term Investments — 1.3%
Money Market Funds — 1.3%
1,968,162	Cash Account Trust — Government & Agency Securities Portfolio — Institutional Shares, 0.34%*			1,968,162
Total Short-Term Investments (Cost $1,968,162)				1,968,162
Total Investments — 99.7% (Cost $143,446,569)				146,431,380
Other Assets in Excess of Liabilities — 0.3%				441,042
NET ASSETS — 100.0%				$146,872,422
The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2016

PORTFOLIO HOLDINGS
% of Net Assets
Corporate Bonds & Notes	28.3%
Affiliated Mutual Funds	20.8%
U.S. Treasury Notes	20.5%
Mortgage Backed Securities	14.6%
Asset Backed Securities	8.8%
Municipal Bonds	5.4%
Money Market Funds	1.3%
Other Assets and Liabilities	0.3%
100.0%

#	Variable rate security. Rate disclosed is as of June 30, 2016.
†	Interest Only Security
~
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At June 30, 2016, the value of these securities amounted to $7,797,553 or 5.3% of net assets.

*	Annualized seven-day yield as of June 30, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
A Message to Our Shareholders
June 30, 2016

Dear Shareholder:

During the year ended June 30, 2016, the Brown Advisory Total Return Fund Institutional Shares (the “Fund”) returned 6.46%, outperforming the 6.00% return for the Barclays US Aggregate Bond Index, the Fund’s benchmark.

The Fund aims to garner returns primarily through bottom-up analysis, supported by a detailed and disciplined credit process. Sector selection and other portfolio-level positioning is based more on the balance of risk and reward than either benchmark weightings or any sort of macro forecasting.

Credit selection was the biggest positive contributor to performance over this period. After adjusting for duration, our selections outperformed those in the benchmark by more than 130bps. Among our stronger performing individual selections were Enterprise Products, Noble Energy, Janus Capital, Morgan Stanley, Brookfield Residential and Carroll’s Restaurants.

Securitized credit, including asset-backed securities and commercial mortgage backed securities, was also a meaningful contributor. Most of the securities we hold in these sectors are high-quality, short-duration bonds, and so the absolute return is obviously not a big contributor. However, the yield available on some of these instruments is higher than similar duration bonds in governments or corporates. This made a material positive impact during the period.

Looking forward, interest rates have fallen materially and credit spreads have tightened since earlier in 2016 although U.S. rates are still high compared with other high-quality sovereign markets. We do not have a strong view about where interest rates are going next, but are respectful of the possibility that they could go lower. Regardless, our focus will remain on making individual bond selections.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. In addition, the fund is susceptible to risks from investments in derivatives, U.S. Government securities, and changes in interest rates. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Performance Chart and Analysis
June 30, 2016

COMPARISON OF CHANGE IN VALUE OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The Barclays US Aggregate Bond Index (“Index”) is a broad-based benchmark that measures the investment grade US dollar-denominated, fixed rate taxable bond market.  The Index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

		Since
Average Annual Total Return	One	Inception
as of 6/30/16	Year	(10/30/14)
Institutional Shares	6.46%	3.46%
Investor Shares	6.40%	3.40%
Barclays US Aggregate Bond Index	6.00%	3.93%

	Institutional Shares	Investor Shares
Gross Expense Ratio[1]	0.56%	0.61%
Net Expense Ratio[1]	0.56%	0.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

[1]	Per the Fund’s prospectus dated October 30, 2015.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2016

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 37.9%
400,000	BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY #^	1.48%	09/15/2026	399,071
800,000	FHLMC Gold, 2.5%, Due TBA July	2.50%	07/15/2031	827,350
800,000	FHLMC Gold, 3.0%, Due TBA July	3.00%	07/15/2031	839,281
1,000,000	FHLMC Gold, 3.0%, Due TBA July	3.00%	07/15/2046	1,036,732
5,000,000	FHLMC Gold, 3.5%, Due TBA July	3.50%	07/15/2046	5,271,485
684,267	FHLMC PC, Pool# J3-2596	3.50%	08/01/2030	725,943
813,234	FHLMC PC, Pool# G0-7289	3.00%	11/01/2042	857,132
2,228,000	FHLMC REMIC, Series K-722 ~	1.31%	03/25/2023	157,845
1,577,895	FHLMC REMIC, Series K-055 ~	1.37%	03/25/2026	165,716
4,125,254	FHLMC REMIC, Series 4094 ~	2.50%	03/15/2027	306,493
804,124	FHLMC REMIC, Series 4107 ~	3.00%	08/15/2027	202,836
2,447,477	FHLMC REMIC, Series 4143 ~	3.50%	09/15/2042	305,143
3,000,000	FHLMC REMIC, Series 4495	2.50%	07/15/2045	3,057,967
1,085,912	FHLMC REMIC, Series 4495 ~	3.50%	07/15/2045	167,493
717,486	FNMA, Pool# BA2725	3.50%	10/01/2030	761,331
568,513	FNMA, Pool# MA2515	3.50%	01/01/2031	604,504
2,298,543	FNMA, Pool# AS2249	4.00%	04/01/2039	2,470,616
737,842	FNMA, Pool# AL6768	6.00%	05/01/2041	845,414
754,941	FNMA, Pool# AU6230	5.00%	09/01/2043	841,291
933,878	FNMA, Pool# AY0677	3.50%	03/01/2045	998,992
591,078	FNMA, Pool# AZ7182	4.50%	08/01/2045	647,232
1,594,482	FNMA REMIC, Series 2013-24 ~	3.00%	11/25/2040	197,037
4,000,000	FNMA, 3.0%, Due TBA July	3.00%	07/15/2046	4,151,405
1,500,000	FNMA, 3.5%, Due TBA July	3.50%	07/15/2046	1,582,851
750,000	Freddie Mac STACR Debt Notes, Series 2014-DN1 #	2.65%	02/26/2024	760,535
770,000	Freddie Mac STACR Debt Notes, Series 2014-DN2 #	2.10%	04/25/2024	770,362
700,000	Freddie Mac STACR Debt Notes, Series 2015-DNA1 #	2.30%	10/25/2027	699,803
750,000	Freddie Mac STACR Debt Notes, Series 2015-DNA3 #	3.30%	04/25/2028	771,610
560,000	Freddie Mac STACR Debt Notes, Series 2016-DNA2 #	2.65%	10/25/2028	564,904
800,000	FREMF Mortgage, Series 2013-K712 #^	3.48%	05/25/2045	819,366
400,000	FREMF Mortgage, Series 2012-K19 #^	4.17%	05/25/2045	429,965
274,377	FREMF Mortgage, Series 2013-KF02 #^	3.45%	12/25/2045	271,939
Total Mortgage Backed Securities (Cost $32,134,941)				32,509,644
Corporate Bonds & Notes — 27.4%
820,000	AutoZone, Inc.	3.13%	04/21/2026	842,109
800,000	AvalonBay Communities, Inc.	2.95%	05/11/2026	804,842
316,000	Brookfield Residential Properties, Inc. ^	6.13%	07/01/2022	300,200
752,000	Campbell Soup Co.	2.50%	08/02/2022	764,765
770,000	Canadian Natural Resources Ltd.	5.90%	02/01/2018	813,788
840,000	Capital One Financial Corp. #	5.55%	12/29/2049	831,600
750,000	Carrols Restaurant Group, Inc.	8.00%	05/01/2022	811,875
800,000	CC Holdings GS V LLC/Crown Castle GS III Corp.	3.85%	04/15/2023	854,609
500,000	Cornerstone Chemical Co. ^	9.38%	03/15/2018	492,500
720,000	Digital Realty Trust L.P.	5.88%	02/01/2020	808,173
600,000	Dollar Tree, Inc. ^	5.25%	03/01/2020	621,000
720,000	E*TRADE Financial Corp.	5.38%	11/15/2022	763,200
820,000	Education Realty Operating Partnership L.P.	4.60%	12/01/2024	843,162
835,000	Enterprise Products Operating, LLC	3.70%	02/15/2026	870,668
725,000	Fidelity National Information Services, Inc.	5.00%	10/15/2025	824,559
900,000	FMC Technologies, Inc.	3.45%	10/01/2022	859,442
700,000	Harris Corp.	5.55%	10/01/2021	795,026
795,000	Healthcare Trust of America, Inc.	3.38%	07/15/2021	817,891
300,000	INEOS Group Holdings S.A. ^	5.88%	02/15/2019	300,750
250,000	Interface Security Systems Holdings, Inc.	9.25%	01/15/2018	241,038
750,000	Janus Capital Group, Inc.	4.88%	08/01/2025	812,471
790,000	JB Hunt Transport Services, Inc.	2.40%	03/15/2019	798,773

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2016

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — (Continued)
810,000	Legg Mason, Inc.	5.63%	01/15/2044	835,142
780,000	Micron Technology, Inc.	5.88%	02/15/2022	737,100
240,000	Mohegan Tribal Gaming Authority	9.75%	09/01/2021	256,800
800,000	Morgan Stanley	3.95%	04/23/2027	810,810
855,000	Noble Energy, Inc.	4.15%	12/15/2021	900,059
142,000	Novelis, Inc.	8.75%	12/15/2020	148,099
230,000	Outfront Media Capital LLC	5.25%	02/15/2022	234,313
850,000	Regency Energy Partners L.P.	4.50%	11/01/2023	831,058
760,000	Royal Caribbean Cruises, Ltd.	5.25%	11/15/2022	803,700
400,000	Serta Simmons Bedding, LLC ^	8.13%	10/01/2020	411,000
800,000	Synovus Financial Corp. #	5.75%	12/15/2025	828,000
705,000	Verizon Communications, Inc.	5.15%	09/15/2023	822,318
Total Corporate Bonds & Notes (Cost $22,880,258)				23,490,840
Asset Backed Securities — 22.0%
500,000	AmeriCredit Automobile Receivables, Series 2015-4	2.11%	01/08/2021	504,554
800,000	AmeriCredit Automobile Receivables, Series 2015-3	2.73%	03/08/2021	814,681
220,000	Capital Auto Receivables Trust, Series 2014-1 B	2.22%	01/22/2019	221,641
424,260	Exeter Automobiles Receivables Trust, Series 2014-1 ^	2.42%	01/15/2019	424,260
1,500,000	Highbridge Loan Management, Series 4a-2014 A2a #^	2.68%	07/28/2025	1,478,932
800,000	Highbridge Loan Management, Series 7a-2015 C #^	4.01%	11/15/2026	801,565
1,000,000	Highbridge Loan Management, Series 6a-2015 C #^	3.70%	05/05/2027	982,899
810,000	Madison Park Funding XVII, Ltd., Series 2015-17A #^	2.63%	07/21/2027	807,274
500,000	Madison Park Funding XVII, Ltd., Series 2015-17A #^	3.53%	07/21/2027	496,878
1,300,000	Magnetite XII, Series 2015-12 #^	2.83%	04/15/2027	1,300,139
750,000	Magnetite XII, Series 2015-12 #^	3.73%	04/15/2027	750,204
750,000	Octagon Investment Partners 24, Ltd., Series A-2 #^	2.60%	05/21/2027	732,322
1,000,000	Octagon Investment Partners XXII, Ltd., Series B-2 #^	2.94%	11/25/2025	997,650
1,000,000	Octagon Investment Partners XXII, Ltd., Series C-1 #^	3.89%	11/25/2025	998,181
242,335	Oscar U.S. Funding Trust IV, Series 2016-4 ^	0.95%	04/17/2017	242,938
500,000	Oscar U.S. Funding Trust IV, Series 2016-4 #^	2.14%	07/15/2020	502,371
1,000,000	OZLM Funding, Ltd., Series 2013-4 #^	2.37%	07/22/2025	978,288
750,000	OZLM IX, Ltd. 2014-9A B #^	3.93%	01/20/2027	750,536
1,000,000	OZLM XIII, Ltd. #^	2.74%	07/30/2027	982,795
59,792	Santander Drive Automobile Receivables Trust, Series 2013-4	2.16%	01/15/2020	59,818
530,000	Santander Drive Automobile Receivables Trust, Series 2016-1	2.47%	12/15/2020	537,981
475,000	Santander Drive Automobile Receivables Trust, Series 2015-2	2.44%	04/15/2021	479,508
1,000,000	Stewart Park CLO, Ltd., Series 2015-1 #^	2.63%	04/15/2026	996,423
1,000,000	Stewart Park CLO, Ltd., Series 2015-1 #^	3.53%	04/15/2026	993,426
1,000,000	Symphony CLO XIV, Ltd. #^	2.68%	07/14/2026	992,735
Total Asset Backed Securities (Cost $18,840,583)				18,827,999
Municipal Bonds — 1.9%
230,000	American Municipal Power, Inc.	6.05%	02/15/2043	298,055
1,200,000	Health Care Authority for Baptist Health	5.50%	11/15/2043	1,362,156
Total Municipal Bonds (Cost $1,537,305)				1,660,211
U.S. Treasury Notes — 7.2%
6,150,000	United States Treasury Note †	0.88%	01/31/2017	6,165,855
Total U.S. Treasury Notes (Cost $6,158,645)				6,165,855

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2016

Shares	Security Description	Value $
Short-Term Investments — 18.7%
Money Market Funds — 18.7%
16,084,960	Cash Account Trust — Government & Agency Securities Portfolio — Institutional Shares, 0.34%*	16,084,960
Total Short-Term Investments (Cost $16,084,960)		16,084,960
Total Investments — 115.1% (Cost $97,636,692)		98,739,509
Liabilities in Excess of Other Assets — (15.1)%		(12,927,849)
NET ASSETS — 100.0%		$85,811,660

^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At June 30, 2016, the value of these securities amounted to $20,255,607 or 23.6% of net assets.

#	Variable rate security. Rate disclosed is as of June 30, 2016.
*	Annualized seven-day yield as of June 30, 2016.
~	Interest Only Security
†	All or a portion of this security is pledged as collateral in connection with open futures contracts.

Futures Contracts — Long (Note 7)
				Unrealized Appreciation
Issue	Contracts	Expiration Date	Notional Amount	(Depreciation)
U.S. Treasury 5 Year Note Futures September 2016	22	09/30/2016	$2,644,227	$43,382
U.S. Treasury Long Bond Futures September 2016	10	09/21/2016	1,631,767	91,670
U.S. Treasury Ultra Bond Futures September 2016	53	09/21/2016	9,278,984	598,891
			$13,554,978	$733,943

PORTFOLIO HOLDINGS
% of Net Assets
Mortgage Backed Securities	37.9%
Corporate Bonds & Notes	27.4%
Asset Backed Securities	22.0%
Money Market Funds	18.7%
U.S. Treasury Notes	7.2%
Municipal Bonds	1.9%
Other Assets and Liabilities	(15.1)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
A Message to Our Shareholders
June 30, 2016

Dear Shareholder:

The Brown Advisory Strategic Bond Fund Investor Shares (the “Fund”) gained 1.18% during the year ended June 30, 2016, trailing the 4.36% return for the Barclays Intermediate US Aggregate Bond Index.

The Fund’s strategy combines bottom-up credit selection with opportunistic sector allocation, both concentrated in our highest conviction ideas. We analyze investment ideas using rigorous underwriting standards and deep fundamental analysis to determine a bond’s appropriate risk-adjusted return.  This process primarily guides our capital allocation decisions across sectors.

The Fund attempts to mitigate duration risk and has operated with a duration less than half that of our benchmark. As such, the Fund has been managed with a duration of roughly between one and two over the course of the past year. As we have previously stated, we are not attempting to generate meaningful alpha by making a bet on the direction of interest rates. Instead, we aim to keep our sensitivity to interest rates low by buying shorter-dated bonds, using hedges such as Treasury futures, and purchasing floating rate instruments. Compared to the year-ago period, we have increased our use of floating-rate debt. It now accounts for 57% of the portfolio compared with 45% a year ago.

The fixed income markets during the year ended June 30, 2016 witnessed volatility in credit markets coupled with strong overall performance in interest-rate-sensitive products.  Over this time, the 10-year Treasury yield fell from 2.35% to 1.47%, while investment grade BBB-rated bonds traded in a band exceeding 100 basis points. High yield bonds ranged across almost 400 basis points of ground from peak to trough. Two factors contributed to the Fund’s underperformance versus our benchmark: 1) the outperformance of duration product and 2) the poor performance of an investment we have previously discussed, Peabody Energy, which we exited by the end of October 2015.

Over the past year, we have more than doubled our exposure to structured products, expanding into subsectors that offer what we believe are good risk-adjusted returns and meet our low-duration objective. Recently, we began adding exposure to commercial mortgage-backed securities (CMBS) in addition to our holdings of Collateralized Loan Obligations, Government Sponsored Entity risk-sharing instruments, auto Asset Backed Securities, and agency-backed specified mortgage pools positions.  As always, our investment selection is driven by risk-adjusted return and is underpinned by our bottom-up research process.  We continue to believe that structured products (all investment-grade rated) are instrumental in helping us to improve the overall credit quality of the portfolio, enhance yield, reduce duration and provide diversification. Despite the increased use of structured products, we still anticipate that the bulk of our alpha will be driven from investments in corporate debt instruments.  At year-end, these made up roughly 60% of the Fund’s net exposure.  Our high yield exposure ended the year at 7.6%.

Looking ahead, we are focused on maximizing risk-adjusted return, but are still cognizant of the fact that we do not know exactly how late we are in the economic cycle.  As such we are concentrating our efforts on lending against stable or improving cash flows that we expect to perform through an entire business cycle. To reiterate, we are focused on credits that we believe can generate free cash flow through the cycle, feature good structures that should protect recoveries in a downside scenario and offer strong enterprise value coverage.  By design, these criteria tend to cull our investment universe, guiding us toward solid, defensible business models with good industry fundamentals and strong management teams. We believe our disciplined credit process has the potential to add value whether credit is widening or tightening and can be a key driver of performance going forward.

Sincerely,

Robert H. Snyder
Portfolio Manager

Thomas D.D. Graff, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
A Message to Our Shareholders
June 30, 2016

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. A non-diversified fund may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, non-diversified Fund is more exposed to individual stock volatility than a diversified fund. The fund may make short sales of securities, which involve the risk that losses in a security may exceed the original amount invested in that security. The risks of investments in derivatives, including options on futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Income from tax-exempt securities may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor’s. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Adviser will classify the security as non-rated.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Performance Chart and Analysis
June 30, 2016

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based bond index. The Barclays Intermediate US Aggregate Bond Index (“Index”) represents domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

		Since
Average Annual Total Return	One	Inception
as of 6/30/16	Year	(9/30/11)
Investor Shares[1]	1.18%	0.73%
Advisor Shares	0.84%	0.44%
Barclays Intermediate US Aggregate Bond Index	4.36%	2.63%

	Investor Shares	Advisor Shares
Gross Expense Ratio[2]	0.75%	1.00%
Net Expense Ratio[2]	0.73%	0.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

1    Performance information for the Investor Shares, prior to commencement of operations on October 31, 2014, is based on the performance of Advisor Shares, and adjusted for the lower expenses applicable to Investor Shares.
2    Per the Fund’s prospectus dated October 30, 2015.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2016

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 55.7%
250,000	AmeriCredit Automobile Receivables, Series 2015-4	2.11%	01/08/2021	252,277
600,000	AmeriCredit Automobile Receivables, Series 2015-3	2.73%	03/08/2021	611,011
205,000	AmeriCredit Automobile Receivables, Series 2014-2	2.18%	06/08/2020	206,055
555,000	AmeriCredit Automobile Receivables, Series 2015-2	2.40%	01/08/2021	563,081
400,000	Capital Auto Receivables Asset Trust 2014-1, Series B	2.22%	01/22/2019	402,983
313,952	Exeter Automobiles Receivables Trust, Series 2014-1^	2.42%	01/15/2019	313,952
1,500,000	Highbridge Loan Management, Series 4a-2014 A2a #^	2.68%	07/28/2025	1,478,932
1,000,000	Highbridge Loan Management, Series 7-2015 #^	4.38%	11/15/2026	914,168
2,000,000	Highbridge Loan Management, Series 6a-2015 C #^	3.70%	05/05/2027	1,965,798
825,000	Madison Park Funding XVII, Ltd., Series 2015-17A #^	2.63%	07/21/2027	822,223
500,000	Madison Park Funding XVII, Ltd., Series 2015-17A #^	3.53%	07/21/2027	496,878
1,300,000	Magnetite XII, Series 2015-12 #^	2.83%	04/15/2027	1,300,139
750,000	Magnetite XII, Series 2015-12 #^	3.73%	04/15/2027	750,204
750,000	Octagon Investment Partners 24, Ltd., Series A-2 #^	2.60%	05/21/2027	732,322
1,000,000	Octagon Investment Partners XXII, Ltd., Series B-2 #^	2.94%	11/25/2025	997,650
1,000,000	Octagon Investment Partners XXII, Ltd., Series C-1 #^	3.89%	11/25/2025	998,181
1,000,000	OZLM Funding, Ltd., Series 2013-4 #^	2.37%	07/22/2025	978,288
750,000	OZLM IX, Ltd. 2014-9A B #^	3.93%	01/20/2027	750,536
1,000,000	OZLM XIII, Ltd. #^	2.74%	07/30/2027	982,795
500,000	Santander Drive Auto Receivables Trust, Series 2015-2	2.44%	04/15/2021	504,746
200,000	Santander Drive Auto Receivables Trust, Series 2014-1	2.36%	04/15/2020	201,196
185,505	Santander Drive Automobile Receivables Trust, Series 2013-A^	1.89%	10/15/2019	185,614
54,855	Santander Drive Automobile Receivables Trust, Series 2013-4	2.16%	01/15/2020	54,879
400,000	Santander Drive Automobile Receivables Trust, Series 2016-1	2.47%	12/15/2020	406,024
1,000,000	Stewart Park CLO, Ltd., Series 2015-1 #^	2.63%	04/15/2026	996,423
1,000,000	Stewart Park CLO, Ltd., Series 2015-1 #^	3.53%	04/15/2026	993,426
1,500,000	Symphony CLO XIV, Ltd. #^	2.68%	07/14/2026	1,489,103
1,000,000	Voya CLO 2015-1, Ltd., Series 2015-1 #^	2.73%	04/18/2027	976,934
1,000,000	Voya CLO 2015-1, Ltd., Series 2015-1 #^	3.63%	04/18/2027	982,024
Total Asset Backed Securities (Cost $22,405,617)				22,307,842
Mortgage Backed Securities — 55.9%
200,000	BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY #^	1.48%	09/15/2026	199,535
1,114,000	FHLMC REMIC, Series K-722 †	1.31%	03/25/2023	78,922
812,855	FHLMC REMIC, Series K-055 †	1.37%	03/25/2026	85,369
804,123	FHLMC REMIC, Series 4107 †	3.00%	08/15/2027	202,836
2,447,477	FHLMC REMIC, Series 4143 †	3.50%	09/15/2042	305,143
1,238,321	FHLMC REMIC, Series 4495 †	3.50%	07/15/2045	191,001
754,941	FNMA, Pool# AU6230	5.00%	09/01/2043	841,291
1,594,482	FNMA REMIC Trust, Series 2013-24 †	3.00%	11/25/2040	197,037
5,000,000	FNMA, 3.5%, Due TBA July	3.50%	07/15/2031	5,298,514
5,000,000	FNMA, 2.5%, Due TBA July	2.50%	07/15/2031	5,173,336
5,000,000	FNMA, 3.0%, Due TBA July	3.00%	07/15/2031	5,242,188
750,000	FHLMC STACR, Series 2014-DN1 #	2.65%	02/26/2024	760,535
700,000	FHLMC STACR, Series 2015-DNA1 #	2.30%	10/25/2027	699,803
1,000,000	FHLMC STACR, Series 2015-DNA3 #	3.30%	04/25/2028	1,028,813
500,000	FHLMC STACR, Series 2016-DNA1 #	3.35%	07/25/2028	515,950
171,940	FHLMC STACR, Series 2014-DN1 #	1.45%	02/26/2024	172,070
92,243	FHLMC STACR, Series 2015-DN1 #	1.70%	01/25/2025	92,245
147,561	FHLMC STACR, Series 2015-DNA2 #	1.60%	12/25/2027	147,781
288,136	FHLMC STACR, Series 2015-DNA3 #	1.80%	04/25/2028	288,693
280,000	FHLMC STACR, Series 2016-DNA2 #	2.65%	10/25/2028	282,452
400,000	FREMF Mortgage Trust, Series 2013-K712 #^	3.48%	05/25/2045	409,683
182,918	FREMF Mortgage Trust, Series 2013-KF02 #^	3.45%	12/25/2045	181,292
Total Mortgage Backed Securities (Cost $22,477,171)				22,394,489

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2016

Par Value/
Shares	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 13.1%
300,000	Boyd Gaming Corp.	9.00%	07/01/2020	315,240
134,000	Brookfield Residential Properties, Inc.^	6.13%	07/01/2022	127,300
50,000	Canadian Natural Resources, Ltd.	5.90%	02/01/2018	52,843
300,000	Capital One Financial Corp.#	5.55%	12/29/2049	297,000
300,000	Carrols Restaurant Group, Inc.	8.00%	05/01/2022	324,750
500,000	Cornerstone Chemical Co.^	9.38%	03/15/2018	492,500
150,000	E*TRADE Financial Corp.	5.38%	11/15/2022	159,000
300,000	Education Realty Operating Partnership L.P.	4.60%	12/01/2024	308,474
100,000	Enterprise Products Operating, LLC	3.70%	02/15/2026	104,272
100,000	Fidelity National Information Services, Inc.	5.00%	10/15/2025	113,732
200,000	FMC Technologies, Inc.	3.45%	10/01/2022	190,987
300,000	Harris Corp.	5.55%	10/01/2021	340,726
200,000	INEOS Group Holdings S.A.^	5.88%	02/15/2019	200,500
100,000	Interface Master Holdings, Inc.^	12.50%	08/01/2018	90,500
250,000	Interface Security Systems Holdings, Inc.	9.25%	01/15/2018	241,037
150,000	Lamar Media Corp.^	5.75%	02/01/2026	156,469
250,000	Micron Technology, Inc.	5.88%	02/15/2022	236,250
60,000	Mohegan Tribal Gaming Authority	9.75%	09/01/2021	64,200
50,000	Noble Energy, Inc.	4.15%	12/15/2021	52,635
8,000	Novelis, Inc.	8.75%	12/15/2020	8,344
40,000	Outfront Media Capital LLC	5.25%	02/15/2022	40,750
300,000	Regency Energy Partners L.P.	4.50%	11/01/2023	293,315
100,000	Royal Caribbean Cruises, Ltd.	5.25%	11/15/2022	105,750
100,000	Serta Simmons Bedding LLC^	8.13%	10/01/2020	102,750
300,000	Synovus Financial Corp.#	5.75%	12/15/2025	310,500
140,000	Verizon Communications, Inc.	5.15%	09/15/2023	163,297
300,000	Welltower, Inc.	5.25%	01/15/2022	337,414
Total Corporate Bonds & Notes (Cost $5,146,795)				5,230,535

Mutual Funds — 2.2%
17,204	Blackrock MuniYield Michigan Quality Fund			266,490
3,000	Blackrock Massachusetts Tax-Exempt Trust			46,965
5,000	Invesco Pennsylvania Value Municipal Income Trust			72,450
4,600	Nuveen Massachusetts Premium Income Municipal Fund			72,220
14,476	PIMCO California Municipal Income Fund II			159,960
8,341	PIMCO California Municipal Income Fund III			102,594
11,168	PIMCO New York Municipal Income Fund II			160,708
1,030	PIMCO New York Municipal Income Fund III			11,907
Total Mutual Funds (Cost $771,144)				893,294

Short-Term Investments — 12.3%
Money Market Funds — 12.1%
4,865,549	Cash Account Trust — Government & Agency Securities Portfolio — Institutional Shares, 0.34%*			4,865,549
U.S. Treasury Bills — 0.2%
100,000	United States Treasury Bill ~			99,970
Total Short-Term Investments (Cost $4,965,519)				4,965,519
Total Investments — 139.2% (Cost $55,766,246)				55,791,679
Liabilities in Excess of Other Assets — (39.2)%				(15,715,651)
NET ASSETS — 100.0%				$40,076,028

^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At June 30, 2016, the value of these securities amounted to $21,066,119, or 52.6% of net assets.

†	Interest Only Security
#	Variable rate security. Rate disclosed is as of June 30, 2016.
*	Annualized seven-day yield as of June 30, 2016.
~	All or a portion of this security is pledged as collateral in connection with open futures contracts.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2016

Futures Contracts — Short (Note 7)

				Unrealized Appreciation
Issue	Contracts	Expiration Date	Notional Amount	(Depreciation)
U.S. Treasury 5-Year Note Futures September 2016	(90)	09/30/16	$(10,816,456)	$(178,310)
			$(10,816,456)	$(178,310)

PORTFOLIO HOLDINGS
% of Net Assets
Mortgage Backed Securities	55.9%
Asset Backed Securities	55.7%
Corporate Bonds & Notes	13.1%
Mutual Funds	2.2%
Money Market Funds	12.1%
U.S. Treasury Bills	0.2%
Other Assets and Liabilities	(39.2)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
June 30, 2016

Dear Shareholder:

During the year ended June 30, 2016, the Brown Advisory Maryland Bond Fund (the “Fund”) rose 5.24%. During the same period, the Barclays 1-10 Year Blended Municipal Bond Index, the Fund’s benchmark, increased 4.88%.

Tax-exempt municipal bond yields reached record lows in late June as demand for yield continued to drive another strong quarter in market performance. While the Brexit vote was the proximate cause of U.S. interest rates dropping dramatically at the end of June, it was only the latest in a series of factors that have weighed on rates. The fear is that a more isolated U.K. could be a drag on growth both in the U.K. as well as in continental Europe. But assuming no other political fallout, we believe that the impact of Brexit will be incremental. The more vexing problem is that Brexit is another impediment to the weak growth among developed economies. All of this makes high-quality, yield-generating instruments scarce, and municipal bonds continued to benefit from very strong demand from investors both domestically and abroad.

The Fund was well positioned to benefit from these strong market dynamics. During a time when demand for yield has far outpaced supply, our focus on high-conviction credit ideas with long time horizons ensured that we were not caught flat footed. We rely on bottom-up credit selection to drive performance rather than the general direction of interest rates, and the Fund’s overweight to credit-sensitive sectors benefited relative performance as credit spreads compressed.

Within the portfolio, Maryland State and Local general obligation (“GO”) holdings provided the largest contribution to performance, returning roughly 5% during the year, and contributing 1.9% to the Fund’s total return. The state’s abundance of high quality GO issuers provide a level of stability to the Fund. The team then looks to drive performance upside through revenue-backed credit selection. Within those revenue sectors, non-profit hospitals provided the largest contribution to performance, returning almost 11% during the year, and contributing 1.2% to the Fund’s total return. Health care (senior living facilities) returned more than 11%, contributing 0.9%, and transportation holdings (airports/toll roads) returned close to 7%, contributing 0.6%. We are particularly encouraged by the breadth of relative performance contribution across our credit sectors, and the Fund’s overall sector diversification is more balanced now than at any time in the past several years.

We continue to expect credit selection and income generation to drive fixed income returns in the future. Roughly three-quarters of the Fund’s performance during the year has been derived from income generation, compared with only one quarter from capital appreciation. By focusing on credit instead of duration to provide returns, we believe that the Fund has the potential to provide solid relative performance regardless of the future direction of interest rates.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Investment in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Performance Chart and Analysis
June 30, 2016

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based municipal bond index. The Barclays 1-10 Year Blended Municipal Bond Index (“Index”) is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

Average Annual Total Return	One	Five	Ten
as of 6/30/16	Year	Year	Year
Investor Shares	5.24%	2.62%	3.37%
Barclays 1-10 Year Blended Municipal Bond Index	4.88%	3.45%	4.33%

Investor Shares
Gross Expense Ratio[1]	0.50%
Net Expense Ratio[1]	0.50%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]	Per the Fund’s prospectus dated October 30, 2015.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2016

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 98.5%
General Obligation Bonds — 40.9%
2,225,000	Anne Arundel County Maryland Consolidated General Improvements	5.00%	04/01/2022	2,722,399
500,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	08/01/2016	501,985
450,000	Baltimore County Maryland Consolidated Public Improvement Series A	3.00%	10/15/2016	453,384
575,000	Baltimore County Maryland Consolidated Public Improvement Series A	5.00%	11/01/2017	609,115
3,000,000	Baltimore County Maryland Consolidated Public Improvement	4.50%	09/01/2020	3,458,220
1,305,000	Baltimore Maryland	5.00%	10/15/2018	1,433,712
775,000	Cecil County Maryland	4.00%	02/01/2018	816,951
1,390,000	Charles County Maryland	5.00%	11/01/2019	1,586,727
1,970,000	Charles County Maryland	5.00%	11/01/2021	2,381,848
1,145,000	Easton Maryland, Town of	4.00%	02/01/2020	1,274,614
1,145,000	Easton Maryland, Town of	4.00%	02/01/2021	1,302,151
1,000,000	Frederick, Maryland	5.00%	09/01/2017	1,052,110
1,000,000	Howard County Maryland	4.00%	04/15/2017	1,027,610
1,120,000	Maryland National Capital Park & Planning Commission	5.00%	01/15/2019	1,243,446
1,085,000	Maryland National Capital Park & Planning Commission	5.00%	01/15/2020	1,247,761
500,000	Maryland State	5.00%	08/01/2016	501,985
715,000	Maryland State 1st Series B	5.25%	03/01/2017	737,751
835,000	Maryland State 2nd Series B	5.25%	08/15/2017	879,121
2,500,000	Maryland State	4.00%	06/01/2028	2,953,425
1,000,000	Maryland State	4.50%	08/01/2019	1,117,220
3,145,000	Maryland State	5.00%	08/01/2023	3,978,708
1,945,000	Maryland State	5.00%	08/01/2023	2,392,817
5,000,000	Maryland State	5.00%	08/01/2024	6,470,350
7,500,000	Montgomery County Maryland	5.00%	11/01/2023	9,532,650
5,000,000	Montgomery County Maryland	5.00%	12/01/2024	6,411,900
825,000	Montgomery County Maryland Consolidated Public Improvement	5.00%	11/01/2016	837,697
3,320,000	Prince George’s County Maryland	5.00%	09/15/2026	3,991,901
800,000	Prince George’s County Maryland Public Improvement Series A	5.00%	09/01/2016	806,232
1,380,000	Talbot County Maryland	5.00%	12/15/2018	1,526,418
1,270,000	Talbot County Maryland	5.00%	12/15/2019	1,455,915
1,215,000	Washington Suburban Sanitary District	5.00%	06/01/2017	1,264,876
1,645,000	Washington Suburban Sanitary District	5.00%	06/01/2023	2,072,667
1,940,000	Wicomico County Maryland	4.00%	11/01/2019	2,148,007
1,985,000	Wicomico County Maryland	4.00%	11/01/2020	2,249,700
2,225,000	Worcester County	5.00%	03/01/2023	2,774,820
				75,216,193
Refunded Bonds — 5.7%
780,000	Baltimore County Maryland	5.00%	09/01/2026	785,905
35,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2018	36,546
445,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2023	445,053
240,000	Maryland State Health & Higher Educational Facilities	5.00%	01/01/2025	240,029
515,000	Maryland State Health & Higher Educational Facilities	5.00%	01/01/2026	515,062
365,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2026	365,044
2,660,000	Maryland State Health & Higher Educational Facilities	5.75%	01/01/2033	2,866,097
5,005,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2037	5,203,999
				10,457,735
Revenue Bonds — 51.9%
500,000	Alexandria Industrial Development Authority	5.00%	10/01/2030	606,580
500,000	Baltimore Maryland #	3.00%	10/01/2031	502,175
520,000	Baltimore Maryland	5.00%	06/15/2030	610,007
670,000	Baltimore Maryland	5.00%	06/15/2033	776,563
405,000	Baltimore Maryland	3.40%	07/01/2016	405,032
255,000	Chicago Illinois Midway International Airport	5.00%	01/01/2027	307,265
1,500,000	Chicago O’Hare International Airport	5.00%	01/01/2038	1,579,335

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com’

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2016

Par Value	Security Description	Rate	Maturity	Value $
Revenue Bonds — (Continued)
2,395,000	Clark County Maryland Department of Aviation	5.00%	07/01/2025	2,484,477
1,550,000	Franklin County Health Care Facilities Friendship Village	5.00%	11/15/2034	1,804,835
2,420,000	Frederick County Maryland	5.50%	07/01/2040	2,595,886
4,800,000	Houston Texas Airport System	5.00%	07/15/2020	5,357,376
1,100,000	Houston Texas Airport System	5.00%	07/15/2020	1,227,732
750,000	Indiana Finance Authority Series A	5.00%	09/15/2028	889,432
2,000,000	Lancaster County Hospital Authority	5.00%	07/01/2035	2,292,300
2,250,000	Lees Summit Industrial Development Authority	5.13%	08/15/2032	2,310,615
1,000,000	Maryland Community Development Administration Housing Revenue	3.25%	03/01/2036	1,052,610
1,185,000	Maryland Economic Development Corp.	5.25%	07/01/2024	1,233,668
1,025,000	Maryland Economic Development Corp.#	2.55%	12/01/2025	1,052,778
700,000	Maryland Economic Development Corp.	5.00%	06/01/2027	800,947
400,000	Maryland Economic Development Corp.	5.00%	07/01/2027	467,812
850,000	Maryland Economic Development Corp.	5.00%	07/01/2031	976,956
2,300,000	Maryland Economic Development Corp.	5.75%	06/01/2035	2,558,727
2,500,000	Maryland Industrial Development Financing Authority Series B #	0.95%	09/01/2040	2,503,500
250,000	Maryland State Community Development Administration	0.40%	09/01/2016	249,967
1,500,000	Maryland State Department of Transportation	5.00%	06/01/2017	1,561,575
500,000	Maryland State Department of Transportation	4.00%	05/15/2020	514,980
1,000,000	Maryland State Department of Transportation	5.00%	12/15/2020	1,183,360
1,055,000	Maryland State Department of Transportation	4.00%	05/15/2022	1,227,967
1,395,000	Maryland State Health & Higher Educational Facilities	5.00%	01/01/2018	1,481,588
215,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2018	224,277
260,000	Maryland State Health & Higher Educational Facilities Series F	5.00%	07/01/2018	280,597
1,000,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2023	1,171,250
500,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2023	619,700
500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2024	590,810
465,000	Maryland State Health & Higher Educational Facilities	5.50%	07/01/2024	502,186
1,000,000	Maryland State Health & Higher Educational Facilities	6.00%	07/01/2025	1,203,800
1,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,860,720
1,250,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,537,488
420,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2026	532,249
1,605,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2028	1,959,448
100,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2030	114,081
1,130,000	Maryland State Health & Higher Educational Facilities	6.25%	07/01/2031	1,351,299
300,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2031	340,299
1,250,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2033	1,512,100
250,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2034	273,590
200,000	Maryland State Health & Higher Educational Facilities	4.50%	07/01/2035	203,310
3,000,000	Maryland State Health & Higher Educational Facilities	5.25%	01/01/2037	3,522,630
3,400,000	Maryland State Health & Higher Educational Facilities	5.00%	05/15/2040	3,850,398
750,000	Maryland State Transportation Authority Series A	3.00%	07/01/2016	750,053
4,255,000	Maryland State Transportation Authority	5.00%	03/01/2022	5,084,980
9,000,000	Maryland State Transportation Authority	5.00%	07/01/2036	9,711,180
2,525,000	Maryland Water Quality Financing	5.00%	03/01/2020	2,910,366
4,000,000	Miami-Dade County Florida Aviation	5.25%	10/01/2026	4,197,800
1,975,000	Montgomery County Housing Opportunities Commission	2.95%	01/01/2034	2,001,584
630,000	Nassau County Local Economic Assistance Corp.	5.00%	07/01/2026	765,242
1,750,000	New Hope Cultural Education Facilities Corp.	5.00%	07/01/2025	2,077,933
2,275,000	Pennsylvania Economic Development Financing Authority #	2.25%	07/01/2041	2,342,522
1,000,000	Pompano Beach, Florida	5.00%	09/01/2044	1,131,910
780,000	Railsplitter Tobacco Settlement Authority	5.25%	06/01/2020	899,558
925,000	San Antonio Texas Airport System	5.00%	07/01/2024	1,141,987
				95,281,392
Total Municipal Bonds (Cost $174,890,313)				180,955,320

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2016

Shares	Security Description	Value $
Short-Term Investments — 0.3%
Money Market Funds — 0.3%
497,875	Cash Account Trust — Tax-Exempt Portfolio — Institutional Shares, 0.29%*	497,875
Total Short-Term Investments (Cost $497,875)		497,875
Total Investments — 98.8% (Cost $175,388,188)		181,453,195
Other Assets in Excess of Liabilities — 1.2%		2,251,581
NET ASSETS — 100.0%		$183,704,776

PORTFOLIO HOLDINGS
% of Net Assets
Revenue Bonds	51.9%
General Obligation Bonds	40.9%
Refunded Bonds	5.7%
Money Market Funds	0.3%
Other Assets and Liabilities	1.2%
100.0%

#	Variable rate security. Rate disclosed is as of June 30, 2016.
*	Annualized seven-day yield as of June 30, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
A Message to Our Shareholders
June 30, 2016

Dear Shareholder:

During the year ended June 30, 2016, the Brown Advisory Tax Exempt Bond Fund (the “Fund”) returned 5.94%. During the same period, the Barclays 1-10 Year Blended Municipal Bond Index, the Fund’s benchmark, increased 4.88%.

Tax-exempt municipal bond yields reached record lows in late June as demand for yield continued to drive another strong quarter in market performance. While the Brexit vote was the proximate cause of U.S. interest rates dropping dramatically at the end of June, it was only the latest in a series of factors that have weighed on rates. The fear is that a more isolated U.K. could be a drag on growth both in the U.K. as well as in continental Europe. But assuming no other political fallout, we believe the effect of Brexit will be incremental. The more vexing problem is that Brexit is another impediment to the weak growth among developed economies.  All of this makes high-quality, yield-generating instruments scarce, and municipal bonds continued to benefit from very strong demand from investors both domestically and abroad.

The Fund was well positioned to benefit from these strong market dynamics. During a time when demand for yield has far outpaced supply, our focus on high-conviction credit ideas with long time horizons helped ensure that we were not caught flat footed. We rely on bottom-up credit selection to drive performance rather than the general direction of interest rates, and the Fund’s overweight to credit-sensitive sectors benefited relative performance as credit spreads compressed.

Within the portfolio, health care (senior living facilities) provided the largest contribution to performance, returning over 15% during the year, and contributing 1.4% to the Fund’s total return. We selectively added to our health care overweight throughout the year and continue to see value in the sector. The Fund’s non-profit hospital holdings returned just under 10%, contributing 1.1%, and transportation holdings (airports/toll roads) returned close to 7%, which contributed 0.9% to the Fund’s total return. We are particularly encouraged by the breadth of relative performance contribution across our credit sectors, and the Fund’s overall sector diversification is more balanced now than at any time in the past several years.

We continue to expect credit selection and income generation to drive fixed income returns in the future. Roughly two-thirds of the Fund’s performance during the year has been derived from income generation, compared with only one third from capital appreciation. By focusing on credit instead of duration to provide returns, we believe that the Fund has the potential to provide solid relative performance regardless of the future direction of interest rates.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Performance Chart and Analysis
June 30, 2016

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based municipal bond index. The Barclays 1-10 Year Blended Municipal Bond Index (“Index”) is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

		Since
Average Annual Total Return	One	Inception
as of 6/30/16	Year	(6/29/12)
Investor Shares	5.94%	2.64%
Barclays 1-10 Year Blended Municipal Bond Index	4.88%	2.79%

Investor Shares
Gross Expense Ratio[1]	0.51%
Net Expense Ratio[1]	0.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

1     Per the Fund’s prospectus dated October 30, 2015.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
June 30, 2016

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 98.9%
General Obligation Bonds — 11.9%
2,000,000	Avondale School District	5.00%	05/01/2019	2,224,720
1,150,000	Clark County School District	5.00%	06/15/2025	1,230,465
650,000	Clark County School District	5.00%	06/15/2027	691,905
1,320,000	Connecticut, State of	5.00%	10/15/2022	1,592,936
2,700,000	District of Columbia	5.00%	06/01/2022	2,810,349
750,000	Jefferson County Board of Education	4.00%	05/01/2017	770,363
1,325,000	Kaufman, Texas	3.00%	02/15/2018	1,367,824
3,880,000	Northside Independent School District	1.75%	06/01/2032	3,882,677
2,000,000	Northside Independent School District #	2.00%	06/01/2046	2,081,880
5,000,000	Pennsylvania, Commonwealth of	5.00%	08/15/2022	6,007,500
2,500,000	Pennsylvania, Commonwealth of	5.00%	04/15/2022	2,781,925
2,065,000	Pierce, County of Washington	3.00%	08/01/2017	2,114,890
				27,557,434
Revenue Bonds — 87.0%
1,500,000	Alabama 21st Century Authority	5.00%	06/01/2017	1,557,405
1,250,000	Alameda Corridor Transportation Authority	4.00%	10/01/2035	1,394,650
550,000	AltaPointe Health Systems, Inc.	3.00%	05/01/2019	565,774
565,000	AltaPointe Health Systems, Inc.	3.00%	05/01/2020	584,029
1,125,000	Arlington Higher Education Finance Corp.	5.00%	02/15/2025	1,434,465
1,000,000	Carson Redevelopment Agency	5.00%	10/01/2026	1,254,170
2,970,000	Central Texas Turnpike System	5.00%	08/15/2027	3,627,647
2,615,000	Chattanooga Health Educational & Housing Facility Board	5.25%	01/01/2040	3,033,060
3,000,000	Chicago Midway International Airport	5.00%	01/01/2028	3,591,810
700,000	Chicago O’Hare International Airport	5.00%	01/01/2021	810,257
600,000	Chicago O’Hare International Airport	5.00%	01/01/2022	708,432
820,000	Chicago O’Hare International Airport	5.00%	01/01/2023	984,246
1,500,000	Chicago O’Hare International Airport	5.00%	01/01/2038	1,579,335
660,000	Chula Vista Municipal Financing Authority	4.00%	09/01/2018	704,979
855,000	Chula Vista Municipal Financing Authority	4.00%	09/01/2019	936,678
5,000,000	Clark County Maryland Department of Aviation	5.00%	07/01/2025	5,186,800
300,000	Colorado Health Facilities Authority	5.00%	12/01/2020	340,329
1,000,000	Colorado Health Facilities Authority	5.00%	06/01/2027	1,188,560
1,500,000	Colorado Health Facilities Authority	5.00%	12/01/2035	1,744,050
1,300,000	Colorado Health Facilities Authority	5.00%	12/01/2027	1,491,555
4,390,000	Cumberland County Municipal Authority	4.00%	01/01/2033	4,801,782
1,000,000	Dallas Love Field	5.00%	11/01/2020	1,157,000
720,000	Dallas Love Field	5.00%	11/01/2022	865,238
750,000	Denver, City & County of Colorado	5.25%	10/01/2032	781,057
2,000,000	Denver, City & County of Colorado Airport System	5.00%	11/15/2024	2,106,420
1,700,000	Educational Enhancement Funding Corp.	5.00%	06/01/2023	2,029,545
500,000	Florida Municipal Power Agency	5.25%	10/01/2023	549,690
3,355,000	Florida Municipal Power Agency	5.00%	10/01/2025	4,057,738
2,200,000	Franklin Ohio Health Care, County of	5.00%	11/15/2044	2,547,468
955,000	Harris County-Houston Sports Authority	5.00%	11/15/2028	1,174,593
1,760,000	Hawaii Department of Budget & Finance	4.60%	05/01/2026	1,795,869
4,000,000	Houston Texas Airport System	5.00%	07/15/2020	4,464,480
1,100,000	Houston Texas Airport System	5.00%	07/15/2020	1,227,732
3,850,000	Houston Texas Airport System	5.00%	07/01/2029	4,382,455
1,000,000	Indiana Finance Authority	5.00%	09/15/2025	1,206,320
1,000,000	Indiana Finance Authority	5.00%	09/15/2028	1,185,910
500,000	Indiana Finance Authority	5.13%	03/01/2030	536,730
1,210,000	Jacksonville Aviation Authority	5.00%	10/01/2021	1,224,459
1,640,000	Kentucky State Property & Building Commission	5.00%	02/01/2021	1,909,928
205,000	Kentucky State Property & Building Commission	5.50%	11/01/2028	225,660

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
June 30, 2016

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — (Continued)
Revenue Bonds — (Continued)
3,000,000	Lancaster County Hospital Authority	5.00%	07/01/2035	3,438,450
2,280,000	Las Vegas Redevelopment Agency	5.00%	06/15/2028	2,811,992
2,500,000	Lees Summit Industrial Development Authority	5.13%	08/15/2032	2,567,350
2,000,000	Louisiana Public Facilities Authority	3.50%	06/01/2030	2,101,840
1,000,000	Louisiana Public Facilities Authority	5.00%	06/01/2036	1,184,690
1,500,000	Louisiana State Citizens Property Insurance Corp.	5.00%	06/01/2020	1,716,540
2,155,000	Massachusetts Health & Educational Facilities Authority	5.00%	10/01/2024	2,270,357
1,015,000	Massachusetts Health & Educational Facilities Authority	5.50%	06/01/2034	1,105,670
1,750,000	Miami Beach Florida Health Facilities	5.00%	11/15/2029	2,041,638
3,235,000	Miami-Dade County Florida Aviation	5.25%	10/01/2026	3,394,971
1,000,000	Miami-Dade County Health Facilities Authority	6.00%	08/01/2046	1,193,840
1,165,000	Mississippi Development Bank	5.50%	10/01/2021	1,374,001
1,505,000	Mississippi Development Bank	6.50%	10/01/2031	1,810,635
1,000,000	Mobile, Alabama Industrial Development Board #	1.63%	07/15/2034	1,013,110
1,500,000	Montgomery County Industrial Development Authority #	2.55%	06/01/2029	1,544,790
1,600,000	Mountain House Public Financing Authority	5.00%	12/01/2027	1,679,280
2,565,000	Mountain House Public Financing Authority	5.00%	12/01/2032	2,689,505
2,000,000	New Hope Cultural Education Facilities Corp.	5.00%	07/01/2024	2,358,400
1,000,000	New Hope Cultural Education Facilities Corp.	5.00%	04/01/2029	1,151,850
1,000,000	New Hope Cultural Education Facilities Corp.	5.75%	07/01/2051	1,136,920
630,000	New Hope Cultural Education Facilities Corp.	5.00%	07/01/2031	688,584
650,000	New Hope Cultural Education Facilities Corp.	5.25%	07/01/2036	720,402
1,900,000	New Hope Cultural Education Facilities Corp.	5.00%	08/01/2039	2,208,161
1,250,000	New Hope Cultural Education Facilities Corp.	5.50%	07/01/2046	1,395,550
3,955,000	New Jersey Education Facilities Authority	5.00%	07/01/2023	4,854,327
1,500,000	New Jersey Health Care Facilities Financing Authority	5.63%	07/01/2032	1,790,355
2,150,000	New Jersey Health Care Facilities Financing Authority	6.63%	07/01/2038	2,364,119
5,000,000	New York City Industrial Development Agency #	2.00%	08/01/2028	4,995,050
1,760,000	Niagara Tobacco Asset Securitization Corp.	5.00%	05/15/2024	2,159,854
3,320,000	Norman Regional Hospital Authority	5.38%	09/01/2029	3,336,401
1,250,000	Palm Beach County Florida Health Corp.	5.00%	12/01/2031	1,485,388
1,000,000	Park Creek Metropolitan District	5.00%	12/01/2022	1,199,420
1,000,000	Park Creek Metropolitan District	5.00%	12/01/2034	1,196,580
3,000,000	Pennsylvania Economic Development Financing Authority #	2.25%	07/01/2041	3,089,040
1,900,000	Pennsylvania Turnpike Commission	5.00%	12/01/2030	2,166,627
1,920,000	Philadelphia Pennsylvania Airport	5.00%	06/15/2022	2,289,485
1,000,000	Pompano Beach, Florida	5.00%	09/01/2039	1,130,380
3,120,000	Pompano Beach, Florida	5.00%	09/01/2044	3,531,559
750,000	Public Finance Authority	2.63%	11/01/2025	765,293
755,000	Railsplitter Tobacco Settlement Authority	5.00%	06/01/2017	783,547
2,010,000	Railsplitter Tobacco Settlement Authority	5.00%	06/01/2018	2,161,514
1,000,000	Saint Louis Missouri Parking Revenue	5.00%	12/15/2021	1,185,370
510,000	San Antonio Texas Airport System	5.00%	07/01/2020	585,735
795,000	San Antonio Texas Airport System	5.00%	07/01/2021	932,607
835,000	San Antonio Texas Airport System	5.00%	07/01/2022	998,209
500,000	Seattle Washington, Port of	5.00%	04/01/2022	599,230
1,000,000	South Carolina Ports Authority	5.00%	07/01/2026	1,241,870
250,000	South Carolina Ports Authority	5.00%	07/01/2028	305,975
400,000	South Carolina Ports Authority	5.00%	07/01/2029	488,104
1,125,000	Tarrant County Cultural Education Facilities Finance Corp.	5.00%	11/15/2021	1,328,546
1,185,000	Tarrant County Cultural Education Facilities Finance Corp.	5.00%	11/15/2022	1,424,666
5,000,000	Tobacco Settlement Authority	5.00%	06/01/2017	5,187,100
1,115,000	Tobacco Settlement Authority	5.25%	06/01/2032	1,299,310
2,000,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2017	2,082,180
3,735,000	Tobacco Settlement Financing Corp.	5.00%	05/15/2019	4,131,508

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
June 30, 2016

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Municipal Bonds — (Continued)
Revenue Bonds — (Continued)
4,310,000	University of North Florida Financing Corp.	5.00%	11/01/2026	4,541,318
820,000	Vigo, County of	2.00%	01/15/2017	825,584
830,000	Vigo, County of	2.00%	07/15/2017	840,500
2,000,000	Waco Educational Finance Corp.	5.00%	03/01/2028	2,136,020
5,000,000	Washington Convention & Sports Authority	5.00%	10/01/2025	5,059,550
1,000,000	Washington State Housing Finance Commission	5.63%	01/01/2027	1,010,750
1,505,000	Washoe, County of Nevada	5.00%	02/01/2043	1,648,622
2,500,000	Wayne County Michigan Airport	4.50%	12/01/2024	2,622,900
970,000	Wayne County Michigan Airport	5.75%	12/01/2024	1,072,801
1,610,000	Wisconsin Health & Educational Facilities Authority	5.00%	05/01/2027	1,880,850
1,730,000	Wisconsin Health & Educational Facilities Authority	5.00%	08/15/2028	2,020,311
650,000	Wisconsin Health & Educational Facilities Authority	5.00%	09/15/2037	721,747
1,000,000	Wisconsin Health & Educational Facilities Authority	5.00%	09/15/2045	1,112,180
2,000,000	Wisconsin, State of	5.75%	05/01/2033	2,267,200
				203,396,513
Total Municipal Bonds (Cost $224,728,317)				230,953,947

Short-Term Investments — 0.5%
Money Market Funds — 0.5%
1,272,606	Cash Account Trust — Tax-Exempt Portfolio — Institutional Shares, 0.29%*			1,272,606
Total Short-Term Investments (Cost $1,272,606)				1,272,606
Total Investments — 99.4% (Cost $226,000,923)				232,226,553
Other Assets in Excess of Liabilities — 0.6%				1,448,773
NET ASSETS — 100.0%				$233,675,326

PORTFOLIO HOLDINGS
% of Net Assets
Revenue Bonds	87.0%
General Obligation Bonds	11.9%
Money Market Funds	0.5%
Other Assets and Liabilities	0.6%
100.0%

#	Variable rate security. Rate disclosed is as of June 30, 2016.
*	Annualized seven-day yield as of June 30, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
June 30, 2016

Dear Shareholder:

During the year ended June 30, 2016, the Brown Advisory Mortgage Securities Fund Institutional Shares (the “Fund”) rose 4.32%, almost exactly in line with the Barclays Mortgage Backed Securities Index, the Fund’s benchmark, which rose 4.34%.

The Fund’s investment process centers on finding mortgage-related bonds that we believe will enjoy superior principal payment speeds. This generally involves finding pools where the characteristic of the underlying borrowers mutes their incentive to refinance the loan. This includes loans with smaller loan balances, lower equity, recent purchases, etc. During the last year, the Fund’s holding in mortgage pass-throughs were slower than a coupon-matched average of generic mortgage-backed securities (MBS) every month. The Conditional Prepayment Rate (CPR) for our pools averaged 5.7 during the year vs. 13.9 for coupon-matched generics. This slower rate of repayment allows the Fund to collect more income, which we believe is the most consistent way to deliver performance in mortgage-backed bonds.

This resulted in meaningful outperformance in our 4.0% and 4.5% MBS. Our selections outperformed those same coupons in the benchmark by over 100bps for this period, entirely due to slower repayment. Indeed in every coupon cohort in which we had a meaningful holding, our selections outperformed those in the benchmark. Our bottom-up process worked well during this period.

Our coupon selection was a detractor from performance during the year. We were 7% overweight the 4.0% and 4.5% coupons while underweight coupons below 4.0% by 26%. As rates fell, lower coupons outperformed. Our strategy to mitigate this effect was to own certain refinance-protected positions, such as Commercial MBS that have prepayment penalties. While those produced strong results in isolation, our weighting was not large enough to quite make up for the coupon differential.

Looking now at a world where many high quality sovereign rates have fallen below zero, we need to be respectful that rates in the U.S. could keep falling as well. This has very specific implications for mortgage portfolios, where in theory the entire sector could get repaid at a moment’s notice. While we are loathe to make duration calls within our portfolios, we are putting positions in place that should protect the Mortgage Securities Fund should rates keep falling. That being said, our core process will remain to focus on individual bond selection, and that remains where we expect most of our value generation to reside.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Certain fixed income securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline. Investing involves risk. Principal loss is possible. Investors should consult a tax professional for advice and information concerning the tax features of mortgage backed securities and fixed coupon bonds. Mortgage-backed securities (MBS) are bonds secured by a mortgage or collection of mortgages. Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Performance Chart and Analysis
June 30, 2016

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based bond index.  The Barclays Mortgage Backed Securities Index (“Index”) is a market value-weighted index which covers the mortgage-backed securities component of the Barclays US Aggregate Bond Index. The Index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The Index includes reinvestment of income.  Investors cannot invest directly in an index.

		Since
Average Annual Total Return	One	Inception
as of 6/30/16	Year	(12/26/13)
Institutional Shares[1]	4.32%	3.87%
Investor Shares	4.33%	3.84%
Barclays Mortgage Backed Securities Index	4.34%	4.34%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.47%	0.52%
Net Expense Ratio[2]	0.47%	0.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on May 13, 2014, is based on the performance of the Investor Shares, and adjusted for the lower expenses applicable to the Institutional Shares.

[2]	Per the Fund’s prospectus dated October 30, 2015.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2016

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 114.6%
250,000	Anchorage Capital CLO, Ltd. #^	2.23%	10/15/2026	248,967
1,900,000	BAMLL Commercial Mortgage Securities, Series 2013-DSNY #^	1.48%	09/15/2026	1,895,586
27,553	Federal Home Loan Banks, Series SB-2016	4.89%	12/23/2016	28,040
97,941	Federal Home Loan Banks, Series MI-2017	4.78%	01/25/2017	98,162
3,200,000	FHLMC Gold, 2.5%, Due TBA July	2.50%	07/15/2031	3,309,399
3,200,000	FHLMC Gold, 3.0%, Due TBA July	3.00%	07/15/2031	3,357,125
29,000,000	FHLMC Gold, 3.0%, Due TBA July	3.00%	07/15/2046	30,065,235
11,500,000	FHLMC Gold, 3.5%, Due TBA July	3.50%	07/15/2046	12,124,415
70	FHLMC PC, Pool# G1-1357	5.50%	01/01/2018	72
473	FHLMC PC, Pool# E0-1488	5.00%	10/01/2018	487
241	FHLMC PC, Pool# C9-0242	6.00%	12/01/2018	274
7,676	FHLMC PC, Pool# G1-1778	5.50%	10/01/2020	8,189
196	FHLMC PC, Pool# G1-1924	5.50%	03/01/2021	211
696	FHLMC PC, Pool# C9-0428	6.00%	03/01/2021	790
60	FHLMC PC, Pool# J0-1540	5.00%	04/01/2021	62
743	FHLMC PC, Pool# G1-2110	5.50%	06/01/2021	798
855	FHLMC PC, Pool# G1-2522	5.00%	02/01/2022	910
1,491	FHLMC PC, Pool# G1-2600	5.50%	03/01/2022	1,617
994	FHLMC PC, Pool# G1-2710	5.50%	07/01/2022	1,084
57	FHLMC PC, Pool# 84-5640 #	2.48%	08/01/2023	59
15,852	FHLMC PC, Pool# G1-3584	4.50%	06/01/2024	16,942
36,817	FHLMC PC, Pool# J1-1196	4.50%	11/01/2024	39,621
1,666,843	FHLMC PC, Pool# J3-2596	3.50%	08/01/2030	1,768,364
1,143,971	FHLMC PC, Pool# J3-2643	3.50%	09/01/2030	1,214,251
60	FHLMC PC, Pool# G0-1317	7.00%	10/01/2031	68
9	FHLMC PC, Pool# C5-8701	7.00%	10/01/2031	9
38	FHLMC PC, Pool# G0-1391	7.00%	04/01/2032	44
171,201	FHLMC PC, Pool# 1B0889 #	2.56%	05/01/2033	180,859
15,807	FHLMC PC, Pool# 1B-1275 #	2.60%	10/01/2033	16,771
158,746	FHLMC PC, Pool# 1J0203 #	2.78%	04/01/2035	168,552
979	FHLMC PC, Pool# A4-6671	5.00%	08/01/2035	1,084
1,250	FHLMC PC, Pool# G0-8079	5.00%	09/01/2035	1,388
13,244	FHLMC PC, Pool# 1B-3950 #	2.80%	11/01/2035	13,265
2,117,486	FHLMC PC, Pool# K9-3365	3.50%	11/01/2035	2,260,700
1,117,472	FHLMC PC, Pool# K9-3349	4.00%	11/01/2035	1,209,522
77,941	FHLMC PC, Pool# 1L-1263 #	2.88%	03/01/2036	82,934
8,972	FHLMC PC, Pool# 1J-1317 #	2.90%	04/01/2036	9,522
4,616	FHLMC PC, Pool# 1G-2408 #	2.38%	06/01/2036	4,892
10,445	FHLMC PC, Pool# 84-7625 #	2.35%	07/01/2036	10,887
7,682	FHLMC PC, Pool# G0-2274	5.00%	07/01/2036	8,535
342	FHLMC PC, Pool# A5-9220	5.00%	04/01/2037	379
248,845	FHLMC PC, Pool# B3-1917	5.10%	04/01/2037	274,786
94,511	FHLMC PC, Pool# B3-1950	5.10%	05/01/2037	104,436
259,397	FHLMC PC, Pool# B3-1976	5.10%	05/01/2037	286,421
190,398	FHLMC PC, Pool# B3-2000	5.10%	06/01/2037	210,234
107,621	FHLMC PC, Pool# B3-2032	5.10%	07/01/2037	118,833
207,185	FHLMC PC, Pool# U3-0471	5.10%	07/01/2037	228,706
6,443	FHLMC PC, Pool# 1J-0573 #	2.72%	08/01/2037	6,860
448,885	FHLMC PC, Pool# U3-0681	5.10%	09/01/2037	497,129
86,014	FHLMC PC, Pool# U3-0606	5.10%	09/01/2037	95,002
119,715	FHLMC PC, Pool# U3-0929	5.10%	10/01/2037	132,129
94,512	FHLMC PC, Pool# U3-0800	5.10%	11/01/2037	104,287
4,467	FHLMC PC, Pool# 1B-4292 #	2.66%	09/01/2038	4,653
126,782	FHLMC PC, Pool# U3-2470	5.10%	11/01/2038	139,967
182,011	FHLMC PC, Pool# A8-9112	4.50%	10/01/2039	199,489
271,597	FHLMC PC, Pool# Q0-3759	3.50%	10/01/2041	288,626

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2016

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — (Continued)
3,614,373	FHLMC PC, Pool# G0-7289	3.00%	11/01/2042	3,809,477
891,698	FHLMC PC, Pool# Q3-8585	4.00%	10/01/2043	956,129
920,391	FHLMC PC, Pool# Q2-6108	5.00%	05/01/2044	1,017,307
1,014,920	FHLMC PC, Pool# Q2-9637	4.50%	11/01/2044	1,116,792
1,848,899	FHLMC PC, Pool# Q3-6224	4.00%	09/01/2045	1,980,975
1,108,696	FHLMC PC, Pool# Q3-6806	4.00%	10/01/2045	1,211,228
1,600,430	FHLMC PC, Pool# Q3-7804	4.00%	12/01/2045	1,713,780
2,262,977	FHLMC PC, Pool# Q3-8701	4.00%	02/01/2046	2,424,581
9,571,425	FHLMC PC, Pool# Q3-8776	4.00%	02/01/2046	10,269,636
2,209,179	FHLMC PC, Pool# Q3-9216	4.00%	03/01/2046	2,381,172
1,499,765	FHLMC PC, Pool# Q3-9840	3.50%	04/01/2046	1,589,430
2,499,561	FHLMC PC, Pool# Q3-9868	4.00%	04/01/2046	2,678,063
1,340,854	FHLMC PC, Pool# Q4-1122	4.50%	04/01/2046	1,468,724
1,297,925	FHLMC PC, Pool# Q3-9870	4.50%	04/01/2046	1,421,709
1,759,702	FHLMC PC, Pool# Q4-0481	3.50%	05/01/2046	1,860,234
2,527,078	FHLMC PC, Pool# Q4-0444	4.00%	05/01/2046	2,707,541
3,336,427	FHLMC PC, Pool# Q4-1006	3.50%	06/01/2046	3,526,771
10,226,867	FHLMC REMIC, Series 4318 ~	2.50%	08/15/2022	617,069
8,058,820	FHLMC REMIC, Series 4329 ~	2.50%	01/15/2023	526,799
10,583,000	FHLMC REMIC, Series K-722 ~	1.31%	03/25/2023	749,763
141,461	FHLMC REMIC, Series 3571	4.00%	09/15/2024	151,204
7,172,250	FHLMC REMIC, Series K-055 ~	1.37%	03/25/2026	753,257
1,983,171	FHLMC REMIC, Series 4092 ~	3.00%	09/15/2031	171,905
8,288,466	FHLMC REMIC, Series 4186 ~	3.00%	03/15/2033	1,068,784
2,911,159	FHLMC REMIC, Series 4309 ~	3.00%	08/15/2039	321,625
2,777,279	FHLMC REMIC, Series 4015 ~	4.00%	11/15/2039	329,230
406,943	FHLMC REMIC, Series 3878	3.00%	04/15/2041	424,510
1,808,442	FHLMC REMIC, Series 4126 ~	3.50%	05/15/2041	225,928
5,514,837	FHLMC REMIC, Series 4144	2.50%	12/15/2042	5,474,905
1,943,640	FHLMC REMIC, Series 4144	2.50%	12/15/2042	1,915,710
2,292,400	FHLMC REMIC, Series 4153	2.50%	01/15/2043	2,249,190
13,912,248	FHLMC REMIC, Series 4495	2.50%	07/15/2045	14,181,065
5,199,109	FHLMC REMIC, Series 4495 ~	3.50%	07/15/2045	801,922
4,040	FNMA, Pool# 254089	6.00%	12/01/2016	4,058
72	FNMA, Pool# 555013	5.50%	11/01/2017	74
352	FNMA, Pool# 725544	5.50%	12/01/2017	357
7,215	FNMA, Pool# 763020	3.50%	08/01/2018	7,652
26,110	FNMA, Pool# 744697	4.50%	10/01/2018	26,793
6,769	FNMA, Pool# 725185	5.00%	02/01/2019	7,001
35,638	FNMA, Pool# 803941 #	2.69%	11/01/2019	36,136
8,156	FNMA, Pool# 255626	5.00%	03/01/2020	8,610
53,634	FNMA, Pool# 970382	4.50%	03/01/2023	56,094
730	FNMA, Pool# 303585	7.00%	10/01/2025	827
982	FNMA, Pool# 303713	6.50%	02/01/2026	1,131
1,787,414	FNMA, Pool# AS6915	3.50%	09/01/2026	1,912,409
12,173	FNMA, Pool# 539082	7.00%	08/01/2028	12,315
1,291,463	FNMA, Pool# AS5354	3.50%	01/01/2030	1,369,815
914,019	FNMA, Pool# AY2366	3.50%	07/01/2030	972,925
1,660,226	FNMA, Pool# AY9794	3.50%	07/01/2030	1,766,118
1,040,679	FNMA, Pool# AZ3260	3.50%	09/01/2030	1,106,830
1,415,180	FNMA, Pool# BA2725	3.50%	10/01/2030	1,501,661
1,521,736	FNMA, Pool# AZ8668	3.50%	11/01/2030	1,614,977
1,715,829	FNMA, Pool# BA4230	3.50%	11/01/2030	1,824,493
1,338,675	FNMA, Pool# BA6294	3.50%	12/01/2030	1,419,891
999,637	FNMA, Pool# BC1118	3.50%	12/01/2030	1,064,716
1,040,576	FNMA, Pool# AZ8691	3.50%	01/01/2031	1,114,768

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2016

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — (Continued)
966,742	FNMA, Pool# BC2878	3.50%	02/01/2031	1,028,146
2,732	FNMA, Pool# 592751	7.00%	06/01/2031	2,888
8,049	FNMA, Pool# 625536	6.00%	01/01/2032	9,197
37,882	FNMA, Pool# 628837	6.50%	03/01/2032	43,629
657	FNMA, Pool# 555531	5.50%	06/01/2033	745
793	FNMA, Pool# 555591	5.50%	07/01/2033	900
41,130	FNMA, Pool# 748643 #	2.37%	09/01/2033	42,790
845	FNMA, Pool# 555876	5.50%	10/01/2033	965
56,452	FNMA, Pool# 744805 #	2.39%	11/01/2033	57,535
48,508	FNMA, Pool# 741373 #	2.66%	12/01/2033	50,661
82,369	FNMA, Pool# 764342 #	2.40%	02/01/2034	85,289
2,556	FNMA, Pool# 725424	5.50%	04/01/2034	2,901
34,233	FNMA, Pool# 796283	5.50%	12/01/2034	38,847
1,165	FNMA, Pool# 735022	5.50%	12/01/2034	1,323
9,872	FNMA, Pool# 735263 #	2.43%	01/01/2035	10,345
2,716	FNMA, Pool# 821252 #	2.61%	05/01/2035	2,836
944	FNMA, Pool# 255706	5.50%	05/01/2035	1,069
69	FNMA, Pool# 735580	5.00%	06/01/2035	77
163,588	FNMA, Pool# 836335 #	2.30%	10/01/2035	164,173
122,257	FNMA, Pool# 836715 #	2.61%	10/01/2035	122,983
8,388	FNMA, Pool# 851372 #	2.63%	12/01/2035	8,894
112	FNMA, Pool# 849496	5.50%	12/01/2035	126
1,269	FNMA, Pool# 256022	5.50%	12/01/2035	1,436
22,720	FNMA, Pool# 848817	5.00%	01/01/2036	25,281
907	FNMA, Pool# 845341	5.50%	01/01/2036	1,026
1,532	FNMA, Pool# 256059	5.50%	01/01/2036	1,735
2,606	FNMA, Pool# 880371 #	2.62%	02/01/2036	2,753
57,982	FNMA, Pool# 865849 #	2.58%	03/01/2036	60,265
4,715	FNMA, Pool# 891332 #	2.50%	04/01/2036	4,948
2,976	FNMA, Pool# 745480 #	2.81%	04/01/2036	3,127
101,172	FNMA, Pool# 882017 #	2.43%	05/01/2036	105,413
3,094	FNMA, Pool# 901006 #	2.38%	09/01/2036	3,289
10,318	FNMA, Pool# 902188 #	2.66%	11/01/2036	10,884
201	FNMA, Pool# 905690	5.50%	12/01/2036	227
89,216	FNMA, Pool# 888445 #	2.62%	04/01/2037	96,041
11,034	FNMA, Pool# 888463 #	5.22%	05/01/2037	11,403
374	FNMA, Pool# 960392	5.50%	12/01/2037	421
5,195	FNMA, Pool# 933628 #	2.38%	07/01/2038	5,397
3,790	FNMA, Pool# 965185 #	1.96%	09/01/2038	3,984
5,363,268	FNMA, Pool# AS2249	4.00%	04/01/2039	5,764,771
15,579	FNMA, Pool# AC4824 #	2.54%	10/01/2039	16,524
9,059	FNMA, Pool# AH4794	5.00%	02/01/2041	10,115
22,519	FNMA, Pool# AI1170	5.00%	04/01/2041	24,998
4,011,490	FNMA, Pool# AL6768	6.00%	05/01/2041	4,596,336
1,839,966	FNMA, Pool# AW7425	5.00%	01/01/2042	2,049,239
609,858	FNMA, Pool# MA1065	4.00%	05/01/2042	655,733
900,389	FNMA, Pool# AO7724	4.50%	06/01/2042	986,023
15,234	FNMA, Pool# AR1150	3.00%	01/01/2043	15,886
3,227,271	FNMA, Pool# AR6379	3.00%	02/01/2043	3,386,027
1,084,296	FNMA, Pool# BC1738	4.50%	09/01/2043	1,189,495
2,517,754	FNMA, Pool# AU6230	5.00%	09/01/2043	2,805,735
1,161,031	FNMA, Pool# AV5309	4.00%	12/01/2043	1,246,682
817,268	FNMA, Pool# AS1429	4.00%	12/01/2043	879,237
1,091,611	FNMA, Pool# AV7739	4.00%	01/01/2044	1,178,263
2,778,731	FNMA, Pool# BC1737	4.00%	01/01/2044	2,983,857
1,593,312	FNMA, Pool# AS2985	4.00%	08/01/2044	1,727,547
The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2016

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — (Continued)
1,860,806	FNMA, Pool# AZ6807	3.50%	11/01/2044	1,967,406
1,127,755	FNMA, Pool# AY0382	4.00%	11/01/2044	1,220,687
1,543,742	FNMA, Pool# AX3968	4.50%	01/01/2045	1,690,417
207,491	FNMA, Pool# AY1007	4.00%	02/01/2045	222,560
388,757	FNMA, Pool# AY3851	4.50%	02/01/2045	424,944
1,574,119	FNMA, Pool# AY0677	3.50%	03/01/2045	1,683,874
1,059,812	FNMA, Pool# AW9534	4.00%	03/01/2045	1,144,274
1,181,714	FNMA, Pool# AY8675	4.50%	04/01/2045	1,293,990
1,849,294	FNMA, Pool# AZ2000	3.50%	05/01/2045	1,977,885
984,314	FNMA, Pool# AZ4154	4.00%	06/01/2045	1,068,073
3,303,291	FNMA, Pool# AZ2719	4.00%	06/01/2045	3,567,047
984,482	FNMA, Pool# AZ5811	4.00%	07/01/2045	1,060,821
692,067	FNMA, Pool# AZ8061	4.00%	08/01/2045	745,736
1,652,552	FNMA, Pool# AY8184	4.00%	08/01/2045	1,784,761
2,451,742	FNMA, Pool# AZ8218	4.00%	08/01/2045	2,631,114
3,603,127	FNMA, Pool# AZ7828	4.00%	08/01/2045	3,882,508
2,647,225	FNMA, Pool# AZ7182	4.50%	08/01/2045	2,898,716
2,540,289	FNMA, Pool# AY8481	4.50%	08/01/2045	2,781,649
1,746,549	FNMA, Pool# AZ7073	4.00%	09/01/2045	1,880,854
394,292	FNMA, Pool# AZ1494	4.00%	09/01/2045	424,149
1,601,196	FNMA, Pool# AZ9834	4.50%	09/01/2045	1,752,834
315,565	FNMA, Pool# BA2936	4.00%	10/01/2045	340,035
1,279,936	FNMA, Pool# BA2526	4.00%	10/01/2045	1,379,159
1,934,215	FNMA, Pool# BA6225	4.00%	10/01/2045	2,081,231
2,037,477	FNMA, Pool# BA3674	4.50%	10/01/2045	2,230,699
1,140,266	FNMA, Pool# BA2509	4.50%	10/01/2045	1,248,545
1,411,769	FNMA, Pool# AZ9543	4.50%	10/01/2045	1,545,830
2,617,909	FNMA, Pool# AZ7081	3.50%	11/01/2045	2,799,716
2,205,043	FNMA, Pool# BA5436	3.50%	11/01/2045	2,337,676
1,267,825	FNMA, Pool# BC3849	4.00%	11/01/2045	1,364,158
1,417,412	FNMA, Pool# BA5582	3.50%	12/01/2045	1,499,451
1,333,472	FNMA, Pool# BA5469	3.50%	12/01/2045	1,418,530
560,534	FNMA, Pool# BA5579	3.50%	12/01/2045	592,287
1,559,159	FNMA, Pool# AZ5003	4.00%	12/01/2045	1,674,643
2,127,199	FNMA, Pool# BA4395	4.00%	12/01/2045	2,292,159
1,012,845	FNMA, Pool# BA6309	4.50%	12/01/2045	1,115,916
3,912,566	FNMA, Pool# BA6310	4.50%	12/01/2045	4,284,580
1,731,670	FNMA, Pool# BA5583	3.50%	01/01/2046	1,855,476
1,449,418	FNMA, Pool# BA5584	3.50%	01/01/2046	1,550,592
2,061,225	FNMA, Pool# BA7237	4.00%	01/01/2046	2,221,732
1,355,776	FNMA, Pool# BC2159	4.00%	01/01/2046	1,460,871
1,609,472	FNMA, Pool# BA5587	4.00%	01/01/2046	1,747,093
2,379,231	FNMA, Pool# BC3871	3.50%	02/01/2046	2,515,603
3,181,701	FNMA, Pool# BC1230	3.50%	02/01/2046	3,373,891
1,926,060	FNMA, Pool# BC3867	3.50%	02/01/2046	2,035,266
1,581,546	FNMA, Pool# BC3491	4.00%	02/01/2046	1,697,836
1,239,752	FNMA, Pool# BC7884	4.00%	02/01/2046	1,333,954
1,092,542	FNMA, Pool# BA5510	4.00%	02/01/2046	1,180,090
1,357,023	FNMA, Pool# BC1231	4.00%	02/01/2046	1,473,060
1,034,185	FNMA, Pool# BC2890	4.50%	02/01/2046	1,131,165
1,093,361	FNMA, Pool# BC6366	4.50%	02/01/2046	1,197,228
3,410,120	FNMA, Pool# AL8256	3.00%	03/01/2046	3,593,157
689,136	FNMA, Pool# BC3387	3.50%	03/01/2046	727,998
2,258,994	FNMA, Pool# BC5311	3.50%	03/01/2046	2,386,384
2,420,127	FNMA, Pool# BC1236	3.50%	03/01/2046	2,560,353
2,448,935	FNMA, Pool# BC5066	3.50%	03/01/2046	2,587,034

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2016

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — (Continued)
1,067,605	FNMA, Pool# BC2913	4.00%	03/01/2046	1,150,368
1,008,229	FNMA, Pool# BC5323	4.00%	03/01/2046	1,086,385
2,332,194	FNMA, Pool# BC1241	3.50%	04/01/2046	2,467,320
1,449,546	FNMA, Pool# BC7881	3.50%	04/01/2046	1,533,531
1,478,914	FNMA, Pool# BC6557	3.50%	04/01/2046	1,562,311
1,092,878	FNMA, Pool# BC1240	3.50%	04/01/2046	1,162,595
1,561,220	FNMA, Pool# BC6771	4.50%	04/01/2046	1,720,101
1,594,784	FNMA, Pool# BC9451	3.50%	05/01/2046	1,690,127
1,178,355	FNMA, Pool# BC9463	4.00%	05/01/2046	1,269,028
2,225,867	FNMA, Pool# BC8680	4.50%	05/01/2046	2,452,387
1,388,450	FNMA, Pool# BD1370	3.50%	06/01/2046	1,468,890
3,960,232	FNMA, Pool# BD1382	4.00%	06/01/2046	4,252,232
172,476	FNMA REMIC Trust, Series 2003-122	4.00%	12/25/2018	176,895
70	FNMA REMIC Trust, Series 1990-105	6.50%	09/25/2020	75
9,370	FNMA REMIC Trust, Series 2012-1	1.75%	12/25/2021	9,486
382,005	FNMA REMIC Trust, Series 2011-18	4.00%	10/25/2025	384,556
4,283,367	FNMA REMIC Trust, Series 2012-139 ~	2.50%	12/25/2027	391,428
294,911	FNMA REMIC Trust, Series 2013-15 ~	3.00%	03/25/2028	29,145
4,108,179	FNMA REMIC Trust, Series 2013-115 ~	3.00%	04/25/2031	460,157
13,113,971	FNMA REMIC Trust, Series 2014-14 ~	3.00%	04/25/2031	937,532
10,135,574	FNMA REMIC Trust, Series 2013-104 ~	3.00%	08/25/2032	716,992
10,536,239	FNMA REMIC Trust, Series 2013-24 ~	3.00%	11/25/2040	1,302,007
485,098	FNMA REMIC Trust, Series 2012-10 #	1.00%	02/25/2042	488,675
1,985,334	FNMA REMIC Trust, Series 2013-34 ~	3.00%	05/25/2042	282,704
1,636,496	FNMA REMIC Trust, Series 2012-99 ~	4.50%	05/25/2042	277,089
8,402,889	FNMA REMIC Trust, Series 2013-20 ~	3.50%	11/25/2042	1,022,919
16,416	FNMA REMIC Trust, Series 2003-W10	4.30%	06/25/2043	17,762
5,653	FNMA REMIC Trust, Series 2003-W12	4.48%	06/25/2043	6,121
33,918	FNMA REMIC Trust, Series 2003-W12	4.55%	06/25/2043	37,291
18,581	FNMA REMIC Trust, Series 2003-W12	4.68%	06/25/2043	20,218
21,678	FNMA REMIC Trust, Series 2003-W12	5.00%	06/25/2043	23,671
1,535,419	FNMA REMIC Trust, Series 2015-40 ~	4.50%	03/25/2045	327,239
7,500,000	FNMA, 2.5%, Due TBA July	2.50%	07/15/2031	7,760,005
7,000,000	FNMA, 3.0%, Due TBA July	3.00%	07/15/2031	7,339,063
17,000,000	FNMA, 3.0%, Due TBA July	3.00%	07/15/2046	17,643,472
11,000,000	FNMA, 3.5%, Due TBA July	3.50%	07/15/2046	11,607,578
3,320,000	Freddie Mac STACR Debt Notes, Series 2014-DN1 #	2.65%	02/26/2024	3,366,633
6,500,000	Freddie Mac STACR Debt Notes, Series 2014-DN2 #	2.10%	04/25/2024	6,503,055
702,954	Freddie Mac STACR Debt Notes, Series 2015-DN1 #	1.70%	01/25/2025	702,971
3,126,736	Freddie Mac STACR Debt Notes, Series 2015-DNA1 #	1.35%	10/25/2027	3,126,320
3,600,000	Freddie Mac STACR Debt Notes, Series 2015-DNA1 #	2.30%	10/25/2027	3,598,986
5,750,000	Freddie Mac STACR Debt Notes, Series 2015-DNA3 #	3.30%	04/25/2028	5,915,675
2,660,000	Freddie Mac STACR Debt Notes, Series 2016-DNA2 #	2.65%	10/25/2028	2,683,295
900,000	FREMF Mortgage, Series 2011-K703 #^	5.05%	07/25/2044	940,706
2,896,068	FREMF Mortgage, Series 2013-K712 #^	3.48%	05/25/2045	2,966,174
2,790,963	FREMF Mortgage, Series 2012-K19 #^	4.17%	05/25/2045	3,000,039
5,000,000	FREMF Mortgage, Series 2012-K711 #^	3.68%	08/25/2045	5,167,892
600,000	FREMF Mortgage, Series 2013-K713 #^	3.27%	04/25/2046	610,419
4	GNMA, Pool# 180963X	9.50%	11/15/2016	4
127	GNMA, Pool# 781403X	6.00%	02/15/2017	128
25	GNMA, Pool# 198708X	9.50%	04/15/2017	25
6,829	GNMA, Pool# 595167X	5.50%	11/15/2017	6,938
4,510	GNMA, Pool# 552929X	5.00%	12/15/2017	4,557
1,243	GNMA, Pool# 607669X	5.00%	02/15/2018	1,263
4,144	GNMA, Pool# 594102X	4.50%	09/15/2018	4,222
105,753	GNMA, Pool# 706295C	5.10%	12/20/2038	115,227

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2016

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — (Continued)
110,226	GNMA, Pool# 706155C	5.10%	03/20/2039	120,089
8,843	GNMA, Pool# 780576X	7.00%	12/15/2022	10,022
38,028	GNMA, Pool# 723460X	4.00%	12/15/2024	40,616
1,396	GNMA, Pool# 780195X	8.00%	07/15/2025	1,627
13,349	GNMA, Pool# 487110	6.50%	04/15/2029	15,271
341	GNMA, Pool# 536231X	9.00%	07/15/2030	343
5,134	GNMA, Pool# 571166	7.00%	08/15/2031	5,302
4,473	GNMA, Pool# 004017M	6.00%	08/20/2037	5,134
3,566	GNMA, Pool# 565240X	6.50%	09/15/2037	4,206
3,972	GNMA, Pool# 676322X	7.00%	09/15/2037	4,356
11,088	GNMA, Pool# 646058X	6.00%	11/15/2037	12,694
12,251	GNMA REMIC Trust, Series 201-03	3.00%	01/16/2027	12,877
15,347,606	GNMA REMIC Trust, Series 2013-170 ~	2.50%	05/16/2028	1,097,920
1,357,075	GNMA REMIC Trust, Series 2013-168 ~	2.50%	11/16/2028	125,584
992	GNMA REMIC Trust, Series 2003-97	4.50%	03/20/2033	1,029
682,000	GNMA REMIC Trust, Series 2011-156	2.00%	04/20/2040	620,101
10,882,582	GNMA REMIC Trust, Series 2013-79 ~	3.00%	01/20/2042	956,156
831,612	GNMA REMIC Trust, Series 2012-97	2.00%	08/16/2042	764,607
616,376	GNMA REMIC Trust, Series 2011-121 #	0.84%	03/16/2043	611,694
725,000	GNMA REMIC Trust, Series 2012-44	2.95%	08/16/2043	751,286
6,867,000	GNMA REMIC Trust, Series 2013-85 #	2.79%	02/16/2049	6,894,364
8,000,000	GNMA REMIC Trust, Series 2013-73 #	2.67%	10/16/2052	8,019,720
7,000,000	GNMA, 3.0%, Due TBA July	3.00%	07/15/2046	7,319,512
14,000,000	GNMA, 3.5%, Due TBA July	3.50%	07/15/2046	14,860,235
Total Mortgage Backed Securities (Cost $431,971,275)				435,282,438
Asset Backed Securities — 5.1%
434,146	AmeriCredit Automobile Receivables Trust, Series 2012-4 C	1.93%	08/08/2018	434,463
187,286	AmeriCredit Automobile Receivables Trust, Series 2012-5 C	1.69%	11/08/2018	187,382
477,905	AmeriCredit Automobile Receivables Trust, Series 2014-2 A-3	0.94%	02/08/2019	477,810
1,776,000	AmeriCredit Automobile Receivables Trust, Series 2016-1 A-2-A #	1.52%	06/10/2019	1,779,171
1,750,000	AmeriCredit Automobile Receivables Trust, Series 2015-4	2.11%	01/08/2021	1,765,939
1,500,000	AmeriCredit Automobile Receivables Trust, Series 2015-3	2.73%	03/08/2021	1,527,527
250,000	Ares XXXI CLO, Ltd. #^	2.11%	08/28/2025	248,540
250,000	Atlas Senior Loan Fund VI, Ltd., Series A #^	2.17%	10/15/2026	249,111
128,845	Capital Auto Receivables Asset Trust, Series 2013-4 A-3	1.09%	03/20/2018	128,853
538,925	Capital Auto Receivables Asset Trust, Series 2014-2 A-3	1.26%	05/21/2018	539,285
317,917	Capital Auto Receivables Asset Trust, Series 2013-2 A-4	1.56%	07/20/2018	318,027
250,000	Carlyle Global Market Strategies CLO, Ltd., Series FLT #^	2.09%	07/27/2026	249,654
32,703	Dell Equipment Finance Trust, Series 2015-2 ^	0.53%	10/24/2016	32,703
1,261,904	Exeter Automobile Receivables, Series 2015-2 ^	1.54%	11/15/2019	1,259,006
3,000,000	Highbridge Loan Management, Series 6a-2015 C #^	3.70%	05/05/2027	2,948,697
72,701	Oscar U.S. Funding Trust IV, Series 2016-4 ^	0.95%	04/17/2017	72,881
950,000	Oscar U.S. Funding Trust IV, Series 2016-4 #^	2.14%	07/15/2020	954,506
500,000	Prestige Auto Receivables Trust, Series 2016-1 A-2 ^	1.78%	04/15/2019	501,645
760,000	Prestige Auto Receivables Trust, Series 2016-1 A-3 ^	1.99%	06/15/2020	763,893
254,000	Prestige Auto Receivables Trust, Series 2016-1 B ^	2.98%	11/16/2020	255,768
285,000	Prestige Auto Receivables Trust, Series 2015-1 B ^	2.04%	04/15/2021	282,591
458,906	Santander Drive Automobile Receivables Trust, Series 2014-1	1.59%	10/15/2018	459,214
2,499,026	Santander Drive Automobile Receivables Trust, Series 2014-3	1.45%	05/15/2019	2,501,313
1,455,000	Santander Drive Automobile Receivables Trust, Series 2015-2	2.44%	04/15/2021	1,468,810
113,628	SLM Student Loan Trust, Series 2007-1 #	0.70%	01/25/2022	113,534
Total Asset Backed Securities (Cost $19,362,207)				19,520,323

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2016

Par
Value/Shares	Security Description	Rate	Maturity	Value $
U.S. Treasury Notes — 4.8%
6,000,000	United States Treasury Note	0.88%	06/15/2017	6,021,444
6,000,000	United States Treasury Note	1.13%	06/15/2018	6,061,170
6,000,000	United States Treasury Note	0.88%	05/15/2019	6,029,064
Total U.S. Treasury Notes (Cost $18,045,103)				18,111,678

Local Government Housing Agency Bonds — 0.7%
1,795,000	Delaware State Housing Authority	2.75%	12/01/2041	1,827,938
830,000	Missouri Housing Development Commission	2.65%	11/01/2040	824,730
Total Local Government Housing Agency Bonds (Cost $2,469,286)				2,652,668

Short-Term Investments — 3.9%
Money Market Funds — 3.9%
14,810,076	Cash Account Trust — Government & Agency Securities Portfolio — Institutional Shares, 0.34%*			14,810,076
Total Short-Term Investments (Cost $14,810,076)				14,810,076
Total Investments — 129.1% (Cost $486,657,947)				490,377,183
Liabilities in Excess of Other Assets — (29.1)%				(110,675,639)
NET ASSETS — 100.0%				$379,701,544

^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At June 30, 2016, the value of these securities amounted to $22,648,778 or 6.0% of net assets.

#	Variable rate security. Rate disclosed is as of June 30, 2016.
*	Annualized seven-day yield as of June 30, 2016.
~	Interest Only Security

PORTFOLIO HOLDINGS
% of Net Assets
Mortgage Backed Securities	114.6%
Asset Backed Securities	5.1%
U.S. Treasury Notes	4.8%
Money Market Funds	3.9%
Local Government Housing Agency Bonds	0.7%
Other Assets and Liabilities	(29.1)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Securities Sold Short
June 30, 2016

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — (2.8)%
10,000,000	FNMA, 4.0%, Due TBA July	4.00%	07/15/2046	(10,722,369)
Total Mortgage Backed Securities (Proceeds $10,664,062)				$(10,722,369)

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
June 30, 2016

Dear Shareholder:

During the year ended June 30, 2016, the Brown Advisory — WMC Strategic European Equity Fund Institutional Shares (the “Fund”) returned -2.68%. During the same period, the MSCI Europe Index (the “Index”), the Fund’s benchmark, returned -11.22%.

We take a bottom up approach to building the portfolio where we aim to identify companies that we believe benefit from a structural growth advantage, are competitively positioned, and attractively valued.  This fundamental process leads us to hold certain sector over- and under-weights.

Despite negative absolute performance during the period, the Fund outperformed the Index by 8.54%, with outperformance driven by strong stock selection. Selection within the industrials, health care, and consumer discretionary sectors contributed most to relative performance. Positive selection was partially offset by weaker selection in materials. Sector allocation, a fall-out of the bottom-up stock selection process, was also a strong contributor to relative returns. Our underweight to financials, the worst performing sector in the Index, along with an overweight to consumer staples and industrials were additive to returns. In contrast, our underweight to energy and utilities weighed on relative performance.

Top contributors to relative returns during the period included DSV, British-American Tobacco, and Heineken. Denmark-based freight and logistics company DSV was a top contributor for the period. The company has both a profitable position within European freight and contract logistics as well as exposure to sea and air freight.  Across all of its divisions, the company has benefitted from an asset-light business and, given its position as a freight broker of considerable size, it has been able to benefit from pricing economies of scale.  In addition, DSV has had a solid management team along with a strong focus on shareholder returns.  During the period, the company reported consensus-beating results and raised its full-year guidance, due to a combination of better than expected volume performance and a positive currency translation impact.  British American Tobacco is a UK-based tobacco goods manufacturer with strong market share across a number of developed and emerging market countries. The company reported solid 2015 results during the period. As a more defensive name with broad revenue exposure outside the UK, British American Tobacco held up well both preceding and post the Brexit vote. We trimmed some of our position given the strong price performance, but continue to view British American Tobacco’s strong industry positioning, attractive valuation, cash flow, and earnings growth profile positively. Heineken was also a large contributor to relative returns. We view the structural growth profile of Heineken as attractive with not only what has been a strong geographical mix of revenues, across both emerging and developed markets, but also a brand that has been well positioned across most price segments.  The company’s recent acquisition of a competitor has the potential to allow it to increase its exposure across less penetrated markets, with commensurately higher growth potential.

Top detractors from relative returns included UBS, not owning Nestle, and our positions in Julius Baer and Essentra. Financials, in particular banks, experienced a tumultuous start to 2016. Factors including low bank return on equity, negative interest rate policy, a more rigid bank resolution structure, and regulatory uncertainty weighed heavily on the sector. This volatility impacted two of our top detractors, UBS and Julius Baer, which were further impacted by a more challenging 2015 in the Swiss wealth management business. We remain positive on Julius Baer’s strong brand cachet and depth of knowledge within the private banking segment, and its valuation remains attractive. We continue to hold UBS and favor wealth management companies given their high barriers to entry. Essentra is a UK-based supplier of plastic and fibre products. The stock fell in early June after Essentra announced that profits would be well below consensus for the year despite recent acquisitions. The profit warning was attributed to a combination of factors including the loss of a major contract opportunity and deterioration in trading conditions in China and India as well as operational issues in the integration of a producer of packaging products. We exited our position due to concerns over revenue pressure and integration of acquisitions.

We sold our position in Nordea, a Swedish bank, as a result of perceived higher operational risk and potential future capital concerns and sold Sanofi over concerns surrounding their diabetes franchise, Lantus which is facing pricing pressure in the US. During the period we also added to our position in UBS, given our positive outlook for the company and what we believe are attractive risk/reward characteristics.

During the period the Fund utilized futures and forward contracts for the purposes of reducing risk and/or obtaining efficient investment or currency exposure. These did not have a material impact on performance.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
June 30, 2016

Over the period, volatility increased; driven by concerns on low-growth, lower oil prices and Brexit implications.  With the Brexit referendum results, as well as upcoming elections in Europe, we anticipate volatility to persist through 2016. In this environment, investors continue to seek quality and growth attributes in stocks. We remain encouraged that the portfolio’s relative valuation premium versus the broad market remains at historically low levels. Our portfolio positioning continues to be driven by bottom-up stock selection, as illustrated by our sector weights where we remain underweight Energy and Financials, given a lack of securities that meet our criteria, and overweight Industrials given the breadth of opportunities in the sector. While our positioning is the result of bottom-up stock selection we are cognizant of the cyclical/defensive balance of the portfolio in terms of its overall resilience in various market environments.

In the longer term, given the complexities of the potential form of Brexit, we believe there will be time to analyze and adapt the portfolio and individual holdings, within the context of our philosophy and process. We will continue to seek to identify and invest in companies that we believe are exposed to structural growth drivers and that have built strong competitive advantages. These intrinsic qualities drive margins and returns, as well as high free cash flow generation.

Sincerely,

C. Dirk Enderlein, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies.  Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.  These risks are greater in emerging markets.  Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.  The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
Performance Chart and Analysis
June 30, 2016

COMPARISON OF CHANGE IN VALUE OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The MSCI Europe Index (“Index”) is an index that captures large and mid cap representation across 15 developed market countries in Europe.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

		Since
Average Annual Total Return	One	Inception
as of 6/30/16	Year	(10/21/13)
Institutional Shares	-2.68%	0.13%
Investor Shares	-2.85%	-0.02%
Advisor Shares	-3.15%	-0.25%
MSCI Europe Index	-11.22%	-3.93%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	1.13%	1.28%	1.53%
Net Expense Ratio[1]	1.13%	1.28%	1.53%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

1     Per the Fund’s prospectus dated October 30, 2015.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
June 30, 2016

Shares	Security Description	Value $
Common Stocks — 98.4%
Belgium — 2.6%
371,118	UCB S.A.	27,866,398

Denmark — 4.6%
835,809	DSV A/S	35,144,211
307,776	H. Lundbeck A/S	11,537,707
310,544	Spar Nord Bank A/S	2,490,494
		49,172,412
Finland — 4.2%
719,486	Kone OYJ	33,204,673
284,255	Sampo OYJ	11,625,032
		44,829,705
France — 12.1%
756,256	Altran Technologies S.A.	10,018,453
73,045	BioMerieux S.A.	9,897,610
658,476	Elior S.A.	14,288,432
520,261	Elis S.A.*	9,128,614
624,333	Legrand S.A.	31,960,580
119,154	L’Oreal S.A.	22,812,537
243,094	Pernod Ricard S.A.	26,914,603
155,439	Worldline S.A.*	4,521,183
		129,542,012
Germany — 8.9%
193,533	Beiersdorf AG	18,322,729
1,428,771	Infineon Technologies AG	20,683,567
259,959	Merck KGaA	26,423,131
114,549	NORMA Group SE	5,427,423
287,530	ProSiebenSat.1 Media AG	12,577,213
289,034	United Internet AG	12,014,891
		95,448,954
Italy — 3.0%
192,460	DiaSorin S.p.A.	11,769,555
1,761,940	OVS S.p.A.	10,260,527
491,503	Salvatore Ferragam S.p.A.	10,018,782
		32,048,864
Netherlands — 4.6%
159,657	ASML Holding NV	15,716,420
364,535	Heineken NV	33,435,960
		49,152,380
Spain — 0.5%
106,351	Viscofan S.A.	5,902,579

Sweden — 9.4%
1,368,012	Assa Abloy AB	28,143,881
1,405,315	Atlas Copco AB	36,499,047
2,002,091	Cloetta AB	6,884,023
1,217,341	Sandvik AB	12,187,935
994,373	Trelleborg AB	17,645,615
		101,360,501
Switzerland — 18.9%
2,535	BELIMO Holding AG	7,525,822
781	Chocoladefabriken Lindt & Spruengli AG	4,657,979
562,135	Cie Financiere Richemont S.A.	32,904,406
30,690	Daetwyler Holding AG	4,098,266
70,178	Geberit AG	26,580,791
3,608	Givaudan S.A.	7,264,796
15,497	INFICON Holding AG	5,245,388
775,755	Julius Baer Gruppe AG	31,222,834
125,963	Kuehne & Nagel International AG	17,648,635
4,485	LEM Holding S.A.	4,032,596
90,462	Schindler Holding, Ltd.	16,377,962
65,828	Tecan Trading AG	10,268,325
77,338	Temenos Group AG*	3,860,074
2,405,188	UBS Group	31,208,742
		202,896,616
United Kingdom — 29.6%
568,642	Berendsen PLC	9,238,903
8,904,610	Booker Group PLC	20,621,278
718,184	British American Tobacco PLC	46,559,415
1,597,953	Compass Group	30,401,836
365,565	Diploma PLC	4,071,415
333,351	Dunelm Group PLC	3,499,172
662,813	Halma PLC	9,014,975
408,997	Hikma Pharmaceuticals PLC	13,468,748
1,031,335	Jardine Lloyd Thompson Group PLC	12,921,449
1,566,924	Prudential PLC	26,589,121
396,733	Reckitt Benckiser Group PLC	39,781,276
3,243,369	Saga PLC	8,342,488
1,702,183	Smith & Nephew PLC	28,905,212
772,053	Spectris PLC	18,793,166
320,841	Spirax-Sarco Engineering PLC	16,066,035
1,485,602	SSP Group PLC	5,575,061
475,909	SuperGroup PLC	8,053,335
324,556	Ultra Electronics PLC	7,552,095
430,009	WH Smith PLC	9,033,895
		318,488,875
Total Common Stocks (Cost $1,061,926,532)		1,056,709,296

Short-Term Investments — 1.4%
Money Market Funds — 1.4%
14,983,547	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.34%#	14,983,547
Total Short-Term Investments (Cost $14,983,547)		14,983,547
Total Investments — 99.8% (Cost $1,076,910,079)		1,071,692,843
Other Assets in Excess of Liabilities — 0.2%		1,953,439
NET ASSETS — 100.0%		$1,073,646,282

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
June 30, 2016

PORTFOLIO HOLDINGS
% of Net Assets
United Kingdom	29.6%
Switzerland	18.9%
France	12.1%
Sweden	9.4%
Germany	8.9%
Denmark	4.6%
Netherlands	4.6%
Finland	4.2%
Italy	3.0%
Belgium	2.6%
Money Market Funds	1.4%
Spain	0.5%
Other Assets and Liabilities	0.2%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
A Message to Our Shareholders
June 30, 2016

Dear Shareholder:

During the year ended June 30, 2016, the Brown Advisory — WMC Japan Alpha Opportunities Fund Institutional Shares (the “Fund”) returned -24.02%, while the TOPIX Total Return U.S. Dollar Hedged Index, the Fund’s benchmark, returned -22.52%. The TOPIX Total Return Index returned -7.73% during the same period.

While factors such as a domestic-led macro and favorable supply-demand remained supportive, concerns about slowing global growth (especially China), and uncertainty around US Federal Reserve policy weighed on equities. The market continued to decline as Japan’s fourth-quarter 2015 GDP contracted an annualized 1.1%, hurt by soft domestic consumption. In early 2016, the Bank of Japan (BOJ) followed the lead of central banks in Europe by cutting its benchmark lending rate into negative territory. The Japanese equity market continued its decline amid a backdrop of a strengthening yen and foreign selling. The BOJ’s new negative interest rate policy failed to mitigate concerns about slower global growth and lower natural resource prices. Japanese exports fell in May for the eighth consecutive month, due to slumping shipments to Europe and China. On the positive side, Japan’s economy grew 1.9% annualized during the first quarter, which was more than initially estimated.

From a factor perspective, momentum and growth were the best performing factors across Japan, while foreign sensitivity and value were among the worst performing factors. The portfolio’s bias toward higher volatility names and underweight to growth detracted from performance, and was only partially offset by the tailwind from a tilt to smaller cap names.

Sector allocation, a residual of bottom-up stock selection by the underlying managers, weighed on relative returns during the period. Our underweight allocations to the industrials, consumer staples, and telecommunication services sectors detracted from relative performance. Partially offsetting this allocation effect were overweights to the information technology, consumer discretionary, and materials sectors. Stock selection was mostly flat for the period with weaker selection in the health care, financials, and energy sectors being mostly offset by strong selection in the industrials, consumer staples, and consumer discretionary sectors.

Top relative detractors included our position in Toyo Tire & Rubber and our underweight positions in KDDI CORP and NTT DOCOMO. Not owning strong performing benchmark constituent Japan Tobacco also detracted from relative returns. Top relative contributors included our positions in Adastria, SCREEN Holdings, and SCSK.

During the period, the team eliminated the portfolio’s position in Rakuten. The Japanese electronic commerce and internet retailer struggled with slow growth while experiencing an increase in competition from Amazon and Yahoo. The team also added to their position in Toyo Tire & Rubber, the tire and rubber products company. We added to our position during the end of the period as valuations were attractive and our view that the negative share price action had reset expectations for the company and forward foreign exchange estimates to very low levels.

The Fund utilized currency forwards during the period to hedge against the fluctuation in the yen as it relates to the securities held in the portfolio. These positions detracted from the Fund’s absolute performance during the period given the yen’s appreciation against the dollar. The portfolio also utilized index futures during the period to equitize cash. These positions also detracted from absolute performance.

Japan’s economy and stock market have been facing headwinds caused by its strengthening currency and subdued growth and inflation numbers. We believe that although there has been a policy hiatus since the controversial introduction of negative interest rates, there is the potential for new stimulus initiatives from the BOJ later this year. Corporate Japan remains one of our favored regions given self-help opportunities to expand margins, improved governance, and better deployment of excess capital. Valuation disparities between sectors and factors, alongside market breadth and low sell side coverage, continue to provide fundamental stock pickers with a strong opportunity for alpha generation in Japan. Risks to this outlook may come from policy disappointment or a further material strengthening of the yen. With respect to the broad impact from Brexit, we would expect to see slower global economic growth and in a world of heightened risk, the yen may be seen as a safe haven currency.

Sincerely,

Kent M. Stahl, CFA
Portfolio Manager

Gregg R. Thomas, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
A Message to Our Shareholders
June 30, 2016

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies.  Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.  These risks are greater in emerging markets.  Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.  The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies. Earnings growth is not representative of the fund’s future performance.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Performance Chart and Analysis
June 30, 2016

COMPARISON OF CHANGE IN VALUE OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against broad-based securities market indices.  TOPIX Total Return U.S. Dollar Hedged Index is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange, hedged to eliminate the impact of the change in value between the US Dollar and Japanese Yen. The unhedged version of this index, known as the TOPIX Total Return Index, does not eliminate the change in value between the US Dollar and Japanese Yen.  The indexes are unmanaged and do not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

		Since
Average Annual Total Return	One	Inception
as of 6/30/16	Year	(3/4/14)
Institutional Shares	-24.02%	1.12%
Investor Shares	-24.20%	0.96%
Advisor Shares	-24.39%	0.69%
TOPIX Total Return U.S. Dollar Hedged Index	-22.52%	3.22%
TOPIX Total Return Index	-7.73%	2.91%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	1.15%	1.30%	1.55%
Net Expense Ratio[1]	1.15%	1.30%	1.55%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

[1]	Per the Fund’s prospectus dated October 30, 2015.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
June 30, 2016

Shares	Security Description	Value $
Common Stocks — 95.7%
Japan — 95.7%
Consumer Discretionary — 26.5%
78,152	Adastria Holdings Co., Ltd.	3,096,906
575,300	Aisan Industry Co., Ltd.	3,722,472
1,361,900	Alpine Electronics, Inc.	13,346,945
377,500	Avex Group Holdings, Inc.	4,272,811
343,390	Bandai Namco Holdings, Inc.	8,861,699
93,060	BELC Co, Ltd.	3,879,701
316,100	Bellsystem24 Holdings, Inc.	2,525,983
224,000	Benesse Holdings, Inc.	5,258,570
103,300	Cyber Agent, Inc.	6,252,872
613,200	DaikyoNishikawa Co.	7,766,941
155,378	DIP Corp.	4,192,047
365,100	En-Japan, Inc.	6,782,519
423,200	Exedy Corp.	9,060,547
510,730	FUJIFILM Holdings Corp.	19,816,541
846,300	Funai Electric Co., Ltd.	7,458,120
195,000	Gendai Agency, Inc.	939,105
643,723	Gulliver International Co., Ltd.	5,283,666
170,800	H.I.S. Co., Ltd.	5,516,019
311,700	H2O Retailing Co.	4,208,692
1,124,300	Honda Motor Co., Ltd.	28,203,363
458,020	Honeys Co., Ltd.	5,014,539
31,100	Hoshizaki Electric Co., Ltd.	3,044,509
362,900	Iida Group Holdings Co., Ltd.	7,431,856
1,192,100	Isuzu Motors, Ltd.	14,683,074
68,500	Itokuro, Inc.*	2,223,116
792,400	Keihin Corp.	12,226,619
96,175	Konami Holdings Co.	3,669,061
487,500	Kuroda Electric Co., Ltd.	8,373,300
4,800	Kyoritsu Maintenance Co., Ltd.	321,446
55,214	M3, Inc.	1,926,968
2,078,500	Mitsubishi Motors Corp.	9,595,051
1,040,940	NGK Spark Plug Co., Ltd.	15,712,762
1,087,000	Nikon Corp.	14,717,773
104,800	Nintendo Co., Ltd.	15,059,677
1,457,080	Nippon Television Holdings, Inc.	24,057,079
220,100	Nishimatsuya Chain Co., Ltd.	3,121,334
707,400	Nissin Kogyo Co., Ltd.	9,060,379
228,200	Pal Co., Ltd.	5,380,191
1,337,900	Panasonic Corp.	11,510,677
3,931,000	Pioneer Corp.	6,901,508
130,700	Proto Corp.	1,520,510
1,311,000	Rakuten, Inc.	14,228,725
334,000	Relia, Inc.	3,492,842
23,487	Relo Holdings, Inc.	4,157,024
1,736,000	Sanyo Shokai Co., Ltd.	3,265,853
24,345	Seria Co., Ltd.	2,014,937
110,075	Start Today Co., Ltd.	5,818,419
604,400	Suzuki Motor Corp.	16,365,900
405,846	TechnoPro Holdings, Inc.	12,637,385
650,000	Teijin, Ltd.	2,153,807
276,800	Temp Holdings Co., Ltd.	4,795,925
170,800	Tenma Corp.	2,543,394
744,000	Tokai Rika Co., Ltd.	10,989,915
2,889,690	Toyo Tire & Rubber Co., Ltd.	31,501,425
638,900	Toyoda Gosei Co., Ltd.	11,378,385
95,210	Toyota Industries Corp.	3,785,539
176,200	Trusco Nakayama Corp.	8,884,924
180,500	TV Asahi Holdings Corp.	2,939,077
166,000	USS Co., Ltd.	2,743,414
468,800	XEBIO Holdings Co., Ltd.	6,627,705
432,641	Yamada Denki Co.	2,283,835
52,140	Yamaha Corp.	1,405,351
221,200	Yondoshi Holdings, Inc.	4,471,249
66,200	Zojirushi Corp.	1,257,905
		485,739,883
Consumer Staples — 7.0%
122,300	Ain Holdings, Inc.	9,486,438
55,363	Ariake Japan Co., Ltd.	3,296,086
232,300	Cawachi, Ltd.	5,546,645
166,632	Cocokara Fine, Inc.	8,635,983
89,230	Create SD Holdings Co., Ltd.	2,531,218
87,100	Ezaki Glico Co., Ltd.	5,095,332
830,200	Itoham Yonekyu Holdings, Inc.	8,449,525
28,932	Kao Corp.	1,685,062
71,626	Kikkoman Corp.	2,642,999
70,821	Kose Corp.	6,001,357
247,594	Lion Corp.	4,085,178
66,690	MEIJI Holdings Co., Ltd.	6,852,754
297,878	Morinaga & Co., Ltd.	1,878,135
198,119	Nippon Flour Mills Co., Ltd.	1,548,202
75,960	Nisshin Seifun Group, Inc.	1,221,048
22,515	Pola Orbis Holdings, Inc.	2,118,890
135,700	Rohto Pharmaceutical Co., Ltd.	2,068,089
127,796	Sapporo Holdings, Ltd.	3,692,885
453,900	Seven & I Holdings Co., Ltd.	19,031,171
93,977	Sundrug Co., Ltd.	8,823,970
98,558	Tsuruha Holdings, Inc.	11,934,250
308,800	United Super Markets Holdings, Inc.	3,152,448
91,700	Welcia Holdings Co., Ltd.	5,797,488
67,227	Yamazaki Baking Co., Ltd.	1,876,821
		127,451,974
Energy — 1.6%
2,698,000	Inpex Corp.	21,099,982
422,600	Japan Petroleum Exploration Co.	8,518,367
		29,618,349
Financials — 11.9%
1,209,400	Dai-ichi Life Insurance Co., Ltd.	13,538,501
477,000	Eighteenth Bank, Ltd.	1,165,241
557,500	Hulic Co., Ltd.	5,874,704
630,700	Ichigo, Inc.	2,491,754
942,100	Kenedix, Inc.	3,540,288
2,369,160	Leopalace 21 Corp.	16,641,154
11,371,440	Mitsubishi UFJ Financial Group, Inc.	50,976,498
441,200	Mitsubishi UFJ Lease & Finance Co., Ltd.	1,695,343
14,211,600	Mizuho Financial Group, Inc.	20,451,329
720,600	Oita Bank, Ltd.	2,078,373
3,206,000	Shinsei Bank, Ltd.	4,671,085
887,800	Sumitomo Mitsui Financial Group, Inc.	25,635,278
267,600	Sumitomo Real Estate Sales Co., Ltd.	5,260,958
2,306,700	T&D Holdings, Inc.	19,588,562

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
June 30, 2016

Shares	Security Description	Value $
Common Stocks — (Continued)
Japan — (Continued)
Financials — (Continued)
1,450,400	Takara Leben Co., Ltd.	11,115,774
748,000	Tochigi Bank, Ltd.	2,584,730
466,420	Tokio Marine Holdings, Inc.	15,527,628
172,130	Tokyo TY Financial Group, Inc.	3,997,917
615,000	Yamanashi Chuo Bank, Ltd.	2,166,550
253,300	Zenkoku Hosho Co., Ltd.	9,251,664
		218,253,331
Health Care — 7.1%
171,179	Asahi Intecc Co., Ltd.	8,364,906
278,000	CMIC Holdings Co., Ltd.	4,302,572
433,400	Eisai Co., Ltd.	24,199,363
218,100	EPS Holdings, Inc.	2,740,136
272,900	Nippon Shinyaku Co., Ltd.	14,309,886
382,060	Olympus Corp.	14,266,732
179,481	ONO Pharmaceutical Co., Ltd.	7,818,385
36,725	Otsuka Holdings Co., Ltd.	1,692,394
24,408	Peptidream, Inc.*	1,459,836
224,238	Shionogi & Co., Ltd.	12,258,210
152,300	SMS Co., Ltd.	3,345,832
14,537	Sosei Group Corp.*	2,707,408
49,814	Sysmex Corp.	3,430,116
611,900	Takeda Pharmaceutical Co., Ltd.	26,390,139
84,651	Terumo Corp.	3,612,512
		130,898,427
Industrials — 11.7%
233,300	Bunka Shutter Co., Ltd.	1,871,318
212,600	Daifuku Co., Ltd.	3,807,625
78,800	Daiseki Co., Ltd.	1,523,935
56,700	Denyo Co., Ltd.	586,761
186,500	DMG Mori Co., Ltd.	1,799,392
199,250	East Japan Railway Co.	18,465,161
169,811	Fuji Kyuko Co., Ltd.	2,374,345
1,706,210	Hino Motors, Ltd.	16,993,782
414,900	Hisaka Works, Ltd.	3,423,313
481,300	Hitachi Chemical Co., Ltd.	8,988,952
1,290,300	Hosiden Corp.	8,022,019
4,733,710	IHI Corp.	12,759,677
90,200	Jamco Corp.	1,652,069
429,820	Japan Aviation Electronics Industry, Ltd.	5,928,841
3,008,000	Japan Steel Works, Ltd.	13,749,130
593,808	Kyudenko Corp.	17,576,193
72,000	METAWATER Co., Ltd.	1,956,273
587,840	NGK Insulators, Ltd.	11,884,514
166,200	Nippon Densetsu Kogyo Co., Ltd.	2,796,703
189,371	Nissin Electric Co., Ltd.	2,802,936
244,907	Obayashi Corp.	2,607,502
583,100	Sanwa Holdings Corp.	5,300,400
821,720	Sumitomo Electric Industries, Ltd.	10,875,829
2,551,000	Sumitomo Heavy Industries, Ltd.	11,206,282
212,628	Taisei Corp.	1,747,100
418,900	Tokyu Construction Co., Ltd.	3,823,618
2,406,000	Toshiba Machine Co., Ltd.	7,277,914
356,700	Toshiba Plant System & Services Corp.	5,836,149
3,298,000	Toyo Engineering Corp.	10,949,265
404,300	Tsubaki Nakashima Co., Ltd.	4,613,703
684,500	Ushio, Inc.	8,041,906
60,200	Zuiko Corp.	2,571,626
		213,814,233
Information Technology — 19.4%
72,606	Alpha Systems, Inc.	1,160,247
120,800	Alps Electric Co., Ltd.	2,294,996
734,300	Canon, Inc.	20,964,418
877,400	DeNA Co., Ltd.	20,525,467
122,100	Digital Garage, Inc.	2,849,123
44,200	Disco Corp.	3,997,440
567,966	Ferrotec Corp.	8,050,279
29,900	FreakOut, Inc.*	1,949,829
14,274,320	Fujitsu, Ltd.	52,491,214
1,723,800	GREE, Inc.	9,769,894
502,510	Hitachi High-Technologies Corp.	13,752,586
58,200	Horiba, Ltd.	2,560,730
342,300	Itochu Techno-Solutions Corp.	7,374,256
307,020	Japan Digital Laboratory Co., Ltd.	4,174,980
138,500	Kyocera Corp.	6,590,220
307,000	Melco Holdings, Inc.	6,291,916
325,700	Mimasu Semiconductor Industry Co., Ltd.	3,059,503
288,300	Miraial Co., Ltd.	2,014,444
1,100,860	Mitsubishi Electric Corp.	13,142,458
404,500	Mitsumi Electric Co., Ltd.	1,631,619
115,160	Mixi, Inc.	4,761,332
1,391,900	NET One Systems Co., Ltd.	8,017,578
1,265,400	Nichicon Corp.	8,222,438
236,800	Nippon Ceramic Co., Ltd.	4,454,796
110,507	OBIC Co., Ltd.	6,083,004
309,470	Otsuka Corp.	14,471,232
140,700	Outsourcing, Inc.	6,480,440
496,350	Recruit Holdings Co., Ltd	18,133,711
363,500	Rohm Co., Ltd.	14,347,383
235,000	SCREEN Holdings Co., Ltd.	2,557,789
654,220	SCSK Corp.	24,506,830
92,000	Shimadzu Corp.	1,383,062
699,042	Shinkawa, Ltd.	3,129,895
1,742,500	Shinko Electric Industries Co., Ltd.	8,534,900
538,590	SoftBank Corp.	30,458,382
539,300	Tokyo Seimitsu Co., Ltd.	12,558,730
98,600	W-Scope Corp.	2,332,500
		355,079,621
Materials — 8.1%
519,000	Aichi Steel Corp.	2,303,613
369,200	Chubu Steel Plate Co., Ltd.	1,782,756
465,000	Denka Co., Ltd.	1,880,493
180,400	Fujimi, Inc.	2,649,736
1,321,380	JSR Corp.	17,499,204
564,200	Kyoei Steel, Ltd.	8,583,199
683,400	Minebea Co.	4,642,957
1,797,000	Mitsui Chemicals, Inc.	6,603,549
139,154	Miura Co., Ltd.	3,110,546
543,500	Neturen Co., Ltd.	3,825,782
86,300	Nippon Shokubai Co., Ltd.	4,963,661

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
June 30, 2016

Shares	Security Description	Value $
Common Stocks — (Continued)
Japan — (Continued)
Materials — (Continued)
155,600	Nitto Denko Corp.	9,870,362
730,600	NOK Corp.	12,424,316
2,240,000	Pacific Metals Co.	6,107,847
309,430	Shin-etsu Chemical Co., Ltd.	18,129,037
1,716,000	Sumitomo Bakelite Co., Ltd.	7,959,073
709,400	Sumitomo Riko Co., Ltd.	5,684,014
1,484,000	Taiheiyo Cement Corp.	3,514,954
98,900	Tokyo Ohka Kogyo Co., Ltd.	2,440,216
1,726,100	Tokyo Steel Manufacturing Co., Ltd.	9,461,534
412,800	Yamato Kogyo Co., Ltd.	9,369,973
189,168	Yodogawa Steel Works, Ltd.	4,613,367
		147,420,189
Telecommunication Services — 2.3%
717,990	Nippon Telegraph & Telephone Corp.	33,670,080
317,919	NTT DoCoMo, Inc.	8,573,814
		42,243,894
Utilities — 0.1%
163,981	Toho Gas Co., Ltd.	1,341,811
Total Common Stocks (Cost $1,696,372,434)		1,751,861,712

Real Estate Investment Trusts — 0.1%
Japan — 0.1%
192	Hoshino Resorts, Inc.	2,417,891
Total Real Estate Investment Trusts (Cost $2,057,964)		2,417,891

Exchange Traded Funds — 0.4%
Japan — 0.4%
545,330	Nomura AM TOPIX ETF	6,948,975
Total Exchange Traded Funds (Cost $6,915,679)		6,948,975

Short-Term Investments — 2.9%
Money Market Funds — 2.9%
53,537,464	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.34%#	53,537,464
Total Short-Term Investments (Cost $53,537,464)		53,537,464
Total Investments — 99.1% (Cost $1,758,883,541)		1,814,766,042
Other Assets in Excess of Liabilities — 0.9%		16,355,855
NET ASSETS — 100.0%		$1,831,121,897

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	26.5%
Information Technology	19.4%
Financials	11.9%
Industrials	11.7%
Materials	8.1%
Health Care	7.1%
Consumer Staples	7.0%
Money Market Funds	2.9%
Telecommunication Services	2.3%
Energy	1.6%
Exchange Traded Funds	0.4%
Real Estate Investment Trusts	0.1%
Utilities	0.1%
Other Assets and Liabilities	0.9%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2016.

Forward Foreign Currency Exchange Contracts (Note 6)

The Brown Advisory — WMC Japan Alpha Opportunities Fund had the following outstanding contracts as of June 30, 2016:

						Unrealized
				Settlement		Appreciation
Currency to be Delivered		Currency to be Received		Date	Counterparty	(Depreciation)
U.S. Dollars	114,184,787	Japanese Yen	11,584,903,000	07/29/16	BNP-Paribas	$(1,896,596)
U.S. Dollars	151,372,956	Japanese Yen	15,477,476,000	07/29/16	Standard Chartered Bank	(1,355,490)
U.S. Dollars	120,403,251	Japanese Yen	12,350,986,000	07/29/16	Standard Chartered Bank	(689,701)
Japanese Yen	70,696,746,000	U.S. Dollars	692,646,984	07/29/16	Commonwealth Bank of Australia	7,409,506
Japanese Yen	70,696,745,000	U.S. Dollars	692,731,811	07/29/16	State Street Capital Markets	7,494,344
						$10,962,063

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
A Message to Our Shareholders
June 30, 2016

Dear Shareholder:

During the year ended June 30, 2016, the Brown Advisory - Somerset Emerging Markets Fund Institutional Shares (the “Fund”) returned -9.40%. During the same period, the MSCI Emerging Markets Index, the Fund’s benchmark, returned -12.06%, resulting in relative outperformance by the Fund of 2.66%.

On a country level, the Fund’s exposure to China, Hungary and Korea positively affected performance during the year. CNOOC in China was a new purchase for the Fund and one of the strongest performers over the period, which, along with Hengan International, increased the Fund’s Chinese exposure to 3 names. Korea is the largest country weighting in the Fund and a number of our stocks there were strong performers over the 12 month period. Utilities was the strongest performing sector but Power Grid in India was the principal contributor to this performance.

From an individual stock perspective, the most significant contributors to the Fund’s performance were KT&G Corp, OTP Bank in Hungary and Telekomunikasi Indonesia. OTP Bank has followed its strong 2015 performance with strong YTD 2016 performance, which suggests that the market may have priced in our original investment thesis and that this performance does reflect signal rather than noise. We bought OTP at an attractive P/B and were able to add to the position following market uncertainty related to the Russian incursion into the Crimea (OTP has Russian and Ukrainian operations). OTP Bank has benefited from the improving outlook for the Hungarian banking sector and economy, with loan growth restarting. KT&G has benefitted from some stabilization in the decline in tobacco volumes and strong fundamentals. Telekomunikasi Indonesia is the largest telecommunications company in Indonesia, which has a dominant market position. The most significant detractors were PZU in Poland and HCL Tech in India. PZU suffered from political instability and HCL Tech was weaker due to concerns about headwinds facing the industry.

We made 9 buys and 5 sells during the year. Turnover was 19% during the year, which is in line with historical averages. Notable purchases included 2 oil stocks, CNOOC and MOL, and HSBC. We have not owned any oil stocks since the Fund’s inception for a number of reasons, not least because we have not been able to get comfortable with CAPEX across the industry. Following the oil price collapse in the later part of 2015 our meetings with oil company managements markedly changed. The tone, the assumptions being made by managements and CAPEX plans were all noticeable different. We have been following HSBC for a number of years and met with management recently on a trip to China. We feel that it is well positioned for the Chinese lending crisis and much further along in adjusting to the new global regulations than peers. We judge around 51% revenues to be from EMs (including Hong Kong) and believe because of its emphasis on growth in Asia this portion may increase in the long run. However, because of its international presence, and rigorous international standards, its recording of things like non-performing loans gives it a substantial advantage over local Chinese banks on comparable valuations.

Over the period, 3 of the 5 sells we made were in Brazil. However, these were only in part informed by macro, much was stock-specific. Cielo is a credit card merchant acquirer company. There were three main factors that prompted us to sell the stock: it is a stock which is relatively highly related to the slowing Brazilian credit environment, the valuation had been high for some time and it had raised a lot of debt to make an acquisition. Another sell for the Fund was Merry Electronics in Taiwan. This was a rump position which we finished selling out of in Q1 2016. We think there will be more issues ahead for the technology and components subsector in Taiwan.

We remain discriminately bullish in the long term (beyond 5 years) whilst negative on a short term view. The increased activity over Q2 2016 in part reflects this along with the attractive entry points we have found over this period, many of which were in names that we have been following for some time. We have begun the process of addressing what was one of the Fund’s significant relative risks last year: the low exposure to China and commodities, adding 2 Chinese names and 2 oil stocks (1 of which is in China) over the period.

Sincerely,

Edward Lam
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
A Message to Our Shareholders
June 30, 2016

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund invests in smaller and medium-sized companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
Performance Chart and Analysis
June 30, 2016

COMPARISON OF CHANGE IN VALUE OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The MSCI Emerging Markets Index (“Index”) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

		Since
Average Annual Total Return	One	Inception
as of 6/30/16	Year	(12/12/12)
Institutional Shares	-9.40%	-2.71%
Investor Shares	-9.60%	-2.86%
Advisor Shares	-9.82%	-3.15%
MSCI Emerging Markets Index	-12.06%	-3.70%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	1.27%	1.42%	1.67%
Net Expense Ratio[1]	1.27%	1.42%	1.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

1     Per the Fund’s prospectus dated October 30, 2015.

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
Schedule of Investments
June 30, 2016

Shares	Security Description	Value $
Common Stocks — 95.9%
Brazil — 4.1%
714,700	Ambev S.A.	4,238,407
2,060,856	Porto Seguro S.A.†	17,013,947
		21,252,354
Chile — 3.8%
3,221,349	AFP Habitat S.A. †	4,234,294
8,604,446	Aguas Andinas S.A. †	4,940,041
715,595	Cia Cervecerias Unidas S.A. †	8,384,422
1,399,468	Inversiones Aguas Metropolitanas S.A. †	2,228,577
		19,787,334
China — 6.8%
1,684,500	China Mobile, Ltd.	19,463,076
9,410,000	CNOOC, Ltd.	11,745,747
474,500	Hengan International Group Co., Ltd.	3,974,287
69,100	Qinqin Foodstuffs Group Co., Ltd.*	97,975
		35,281,085
Hungary — 6.4%
164,962	MOL Hungarian Oil & Gas PLC	9,549,814
1,058,955	OTP Bank PLC	23,696,638
		33,246,452
India — 11.8%
1,932,085	Axis Bank, Ltd.	15,352,723
1,672,973	HCL Technologies, Ltd.	18,159,405
96,815	Hero MotoCorp, Ltd.	4,572,409
2,088,925	Power Grid Corp. of India, Ltd.	5,057,724
211,978	Shriram Transport Finance Co., Ltd.	3,790,645
1,687,142	Wipro, Ltd.	13,983,846
		60,916,752
Indonesia — 2.4%
40,552,800	Telekomunikasi Indonesia	12,338,018

Nigeria — 0.1%
37,846,491	Access Bank PLC	771,009

Philippines — 8.0%
14,964,680	Aboitiz Power Corp. †	14,689,662
10,097,591	Metropolitan Bank & Trust Co. †	19,448,075
155,695	Philippine Long Distance Corp.	7,116,337
		41,254,074
Poland — 3.6%
203,453	Bank Pekao S.A.	7,103,419
1,592,713	Powszechny Zaklad Ubezpieczen S.A.	11,606,482
		18,709,901
Portugal — 0.8%
276,323	Jeronimo Martins SGPS S.A.	4,358,117

South Africa — 5.9%
2,944,476	Nampak, Ltd.	3,820,662
3,729,459	Sanlam, Ltd.	15,407,171
988,102	Shoprite Holdings, Ltd.	11,191,155
		30,418,988
South Korea — 21.3%
109,905	KT&G Corp.	13,016,604
33,110	NCSoft Corp.	6,817,795
729,908	Nexen Tire Corp. †	8,393,905
51,279	NongShim Co., Ltd. †	16,661,338
16,240	Samsung Electronics Co., Ltd	20,224,505
92,062	Samsung Fire & Marine Insurance Co., Ltd.	21,144,797
836,926	SK Hynix, Inc.	23,816,392
		110,075,336
Sweden — 0.7%
58,878	Millicom International Cellular S.A.	3,611,538

Taiwan — 9.4%
708,000	eMemory Technology, Inc. †	7,038,192
674,401	Formosa International Hotels Corp.	3,853,737
12,631,000	Pou Chen Corp. †	17,001,473
1,190,000	President Chain Store Corp.	9,297,894
1,624,000	Taiwan Semiconductor
	Manufacturing Co., Ltd.	8,184,468
1,504,000	Win Semiconductors Corp.	3,078,163
		48,453,927
Thailand — 0.2%
1,780,500	SAMART Corp. PCL	860,303
Turkey — 5.6%
2,031,441	Aksa Akrilik Kimya Sanayii †	5,433,963
2,301,176	Anadolu Hayat Emeklilik A/S †	4,044,136
196,051	AvivaSA Emeklilik ve Hayat S.A. †	1,300,418
8,444,076	Turk Telekomunikasyon A/S †	17,798,668
490,197	Turkiye Sise ve Cam Fabrikalari A/S	606,098
		29,183,283
United Arab Emirates — 3.1%
855,491	First Gulf Bank	2,941,007
4,005,714	National Bank Abu Dhabi †	10,558,936
2,032,773	Union National Bank	2,272,875
		15,772,818
United Kingdom — 1.9%
1,604,500	HSBC Holdings PLC	9,826,471
Total Common Stocks (Cost $515,873,162)		496,117,760

Warrants — 0.0%
Thailand — 0.0%
400,760	SAMART Corp. PCL, Excerise price
	THB 45 expires 02/19/2018	10,721
Total Warrants (Cost $36,190)		10,721

Short-Term Investments — 4.1%
Money Market Funds — 4.1%
21,071,793	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.34%#	21,071,793
Total Short-Term Investments (Cost $21,071,793)		21,070,793
Total Investments — 100.0% (Cost $536,981,145)		517,200,274
Liabilities in Excess of Other Assets — (0.0)%		(84,831)
NET ASSETS — 100.0%		$517,115,443

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
Schedule of Investments
June 30, 2016

PORTFOLIO HOLDINGS
% of Net Assets
South Korea	21.3%
India	11.8%
Taiwan	9.4%
Philippines	8.0%
China	6.8%
Hungary	6.4%
South Africa	5.9%
Turkey	5.6%
Brazil	4.1%
Money Market Funds	4.1%
Chile	3.8%
Poland	3.6%
United Arab Emirates	3.1%
Indonesia	2.4%
United Kingdom	1.9%
Portugal	0.8%
Sweden	0.7%
Thailand	0.2%
Nigeria	0.1%
Other Assets and Liabilities	(0.0)%
100.0%

†	All or a portion of this security is considered illiquid. At June 30, 2016, the total market value of securities considered illiquid was $49,560,047 or 9.6% of net assets.
#	Annualized seven-day yield as of June 30, 2016.
*	Security is fair valued under supervision of the Board of Trustees

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Emerging Markets Small-Cap Fund
A Message to Our Shareholders
June 30, 2016

Dear Shareholder:

During the year ended June 30, 2016, the Brown Advisory Emerging Markets Small-Cap Fund Institutional Shares (the “Fund”) returned -18.16%. During the same period, the Fund’s benchmark, the MSCI Emerging Markets Small-Cap Index returned -12.76%.

The key drivers of underperformance were stock selection in Korea and financial holdings in Greater China. Towards the back end of 2015, Korean tourism-related stocks saw mean reversion, following a very strong first half of 2015. This was mainly around the event of Middle East Respiratory Syndrome, whereby travel warnings for travel to Korea prevailed for a short period around September 2015. We hold conviction in these names and indeed their structural growth has proved to be enduring following this event with a rapid recovery in tourism numbers noted in early 2016. We remain overweight these holdings.  Chinese financials were impacted by outflows from the region associated with depreciation in the Chinese Yuan. They were also impacted by general equity market weakness and adverse impacts of the loosening of monetary conditions witnessed in that market.  For the Chinese financials, we see enduring risk and have therefore reduced the exposure.

From an individual stock perspective, the following names were key contributors.

•  Techtronic Industries Co (a Chinese power tool manufacturer), rose 28.6%. Techtronic has benefitted from strong demand for tools in the US, rising market share in Europe and falling costs of production due to favorable raw material pricing and a depreciating value of the Chinese Yuan over the past twelve months.
•   Yes Bank (an Indian bank), was up 24.8% on optimism towards the Indian economy and delivery of strong profit results and loan growth. With what has been sound credit management and good exposure to increasing credit penetration in India, Yes Bank remains our top long-term core holding in India.
•  Charoen Pokphand Foods (a Thai agro-industrials and food company) rose 19.3%. Earnings in the first quarter of 2016 strongly beat the market’s expectation, with core profit up 897% year-on-year. The business experienced a strong improvement in gross profit margins, largely due to the recovery in its shrimp and livestock businesses.

The following names were key detractors.

•  Kepco Plant Service and Engineering (a Korean power plant maintenance company) fell 54.3%. Lingering concerns of weak overseas orders and lower earnings in Q4 2015 weighed on investor sentiment. We have subsequently exited this position.
•  China Power International (a Chinese power company) fell 52.3%. China power generation companies were sold off as concerns about the implications of potential power tariff cuts across the coal-fired, wind and solar sectors dampened sentiment. We have subsequently exited this position.
•  China Taiping Insurance (a Chinese life insurer) fell 51.8% on weaker market sentiment. The correction in the market raised concerns over falling domestic bond yields and weak equity markets. These factors typically impact an insurer’s asset yield and capital positioning. We have subsequently exited this position.

Overall, Asia ex-Japan continues to trade at what we believe are attractive valuations and we believe the region’s growth profile remains robust. The Fund retains its strong quality bias, aversion to risk and a preference for companies focused on domestic demand, favoring companies that we feel are conservatively capitalized with a solid long-term track record.

Sincerely,

Paul Chew, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Investments in small and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, the fund is susceptible to risks from investments in derivatives, private placements, REITs, and its investments in other investment companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Emerging Markets Small-Cap Fund
Performance Chart and Analysis
June 30, 2016

COMPARISON OF CHANGE IN VALUE OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The MSCI Emerging Markets Small-Cap Index (“Index”) is a free float-adjusted market capitalization index that is designed to measure small cap equity market performance in the global emerging markets.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

		Since
Average Annual Total Return	One	Inception
as of 6/30/16	Year	(11/21/14)
Institutional Shares	-18.16%	-2.67%
Investor Shares	-18.35%	-2.86%
MSCI Emerging Markets Small-Cap Index	-12.76%	-5.47%

	Institutional Shares	Investor Shares
Gross Expense Ratio[1]	1.84%	1.99%
Net Expense Ratio[1]	1.84%	1.99%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

[1]	Per the Fund’s prospectus dated October 30, 2015.

www.brownadvisoryfunds.com

Brown Advisory Emerging Markets Small-Cap Fund
Schedule of Investments
June 30, 2016

Shares	Security Description	Value $
Common Stocks — 87.8%
China — 14.6%
3,962,000	Beijing Capital International Airport Co., Ltd.	4,315,058
412,500	Bloomage Biotechno Corp., Ltd.	642,274
1,073,000	China Medical System Holdings, Ltd.	1,644,509
3,196,000	China Travel International
	Investment Hong Kong, Ltd.	929,825
4,406,000	CITIC Telecom International Holdings, Ltd. †	1,665,912
1,990,000	Dongfeng Motor Group Co., Ltd.	2,097,564
4,871,000	Lee & Man Paper Manufacturing, Ltd.	3,639,005
742,000	Minth Group, Ltd.	2,403,335
2,159,000	Nexteer Automotive Group, Ltd.	1,975,812
1,896,000	Shandong Weigao Group
	Medical Polymer Co., Ltd.	1,086,445
558,500	Techtronic Industries Co., Ltd.	2,332,296
1,370,000	Tong Ren Tang Technologies Co., Ltd. †	2,275,053
2,755,000	Uni-President China Holdings, Ltd.	2,328,261
2,211,000	Value Partners Group, Ltd.	2,047,374
3,164,000	Want Want China Holdings, Ltd.	2,239,861
		31,622,584
India — 12.8%
493,659	Aurobindo Pharma, Ltd.	5,445,910
1,661,912	Dish TV India, Ltd. *	2,417,405
604,307	Exide Industries, Ltd.	1,519,810
306,398	Indiabulls Housing Finance, Ltd.	3,058,454
60,540	LIC Housing Finance, Ltd.	445,539
189,995	Shriram Transport Finance Co., Ltd.	3,397,539
104,042	Strides Arcolab, Ltd.	1,746,320
849,026	UPL, Ltd.	6,943,833
173,002	Yes Bank, Ltd.	2,850,447
		27,825,257
Indonesia — 2.3%
3,354,200	Matahari Department Store TBK	5,112,165

Malaysia — 0.9%
1,941,700	Westports Holdings Bhd.	2,026,814

Philippines — 4.4%
1,715,900	Puregold Price Club, Inc.	1,537,280
1,679,150	Robinsons Retail Holdings, Inc. †	3,086,086
1,191,540	Security Bank Corp.	4,874,550
		9,497,916
Singapore — 2.7%
2,879,500	Comfortdelgro Corp., Ltd.	5,913,430

South Korea — 26.3%
34,701	CJ Korea Express Corp. *	6,561,133
8,719	Cuckoo Electronics Co., Ltd.	1,108,379
890,135	Hanon Systems Corp.	8,146,458
46,069	Hansae Co., Ltd.	1,520,166
57,286	Hyundai Department Store Co., Ltd.	6,444,745
80,830	InBody Co., Ltd.	2,881,047
99,602	Korea Kolmar Co., Ltd.	8,708,979
583,066	LG Uplus Corp.	5,537,769
34,893	Loen Entertainment, Inc.	2,227,525
10,116	Medy-Tox, Inc.	3,826,033
61,590	Modetour Network, Inc.	1,486,608
64,393	S-1 Corporation	6,037,203
81,322	Samsung Card Co., Ltd.	2,946,945
		57,432,990
Taiwan — 16.6%
224,000	Cleanaway Co., Ltd.	1,206,918
363,000	CUB Elecparts, Inc.	4,090,334
400,000	Gourmet Master Co., Ltd. †	3,540,834
1,125,000	Hota Industrial Manufacturing Co., Ltd.	5,278,940
5,680,000	King Yuan Electronics Co., Ltd.	5,058,845
3,387,000	Pou Chen Corp.	4,558,941
312,000	St. Shine Optical Co., Ltd.	7,050,615
3,211,000	Vanguard International Semiconductor Corp.	5,307,630
		36,093,057
Thailand — 7.2%
963,400	Bangkok Bank PCL	4,361,328
1,574,000	Central Plaza Hotel	1,675,144
7,607,500	Charoen Pokphand Foods PCL	6,236,387
1,216,021	Major Cineplex Group Public Co., Ltd.	1,145,438
1,973,400	Minor International Public Co., Ltd.	2,268,252
		15,686,549
Total Common Stocks (Cost $179,550,520)		191,210,762

Real Estate Investment Trusts — 1.4%
Singapore — 1.4%
4,065,500	Mapletree Greater China Commercial Trust	3,058,436
Total Real Estate Investment Trusts (Cost $2,833,296)		3,058,436

Mutual Funds — 1.1%
Thailand — 1.1%
5,794,200	Digital Telecommunications
	Infrastructure Fund	2,393,073
Total Mutual Funds (Cost $2,119,112)		2,393,073

Warrants — 0.0%
China — 0.0%
86,250	Ju Teng International Holdings, Ltd.,
	Exercise price HKD 4.60
	expires 10/14/2016	222
Total Warrants (Cost $–)		222

Short-Term Investments — 9.0%
Money Market Funds — 9.0%
19,686,070	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.34%#	19,686,070
Total Short-Term Investments (Cost $19,686,070)		19,686,070
Total Investments — 99.3% (Cost $204,188,998)		216,348,563
Other Assets in Excess of Liabilities — 0.7%		1,628,362
NET ASSETS — 100.0%		$217,976,925

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Emerging Markets Small-Cap Fund
Schedule of Investments
June 30, 2016

PORTFOLIO HOLDINGS
% of Net Assets
South Korea	26.3%
Taiwan	16.6%
China	14.6%
India	12.8%
Money Market Funds	9.0%
Thailand	8.3%
Philippines	4.4%
Singapore	4.1%
Indonesia	2.3%
Malaysia	0.9%
Other Assets and Liabilities	0.7%
100.0%

†	All or a portion of this security is considered illiquid. At June 30, 2016, the total market value of securities considered illiquid was $2,859,243 or 1.3% of net assets.
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
June 30, 2016

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	VALUE	FLEXIBLE	EQUITY
	EQUITY	EQUITY	EQUITY	INCOME
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$1,573,287,450	$41,052,137	$288,329,750	$97,506,581
Net unrealized appreciation (depreciation)	610,719,265	9,822,307	49,874,655	32,576,382
Total investments, at market value	2,184,006,715	50,874,444	338,204,405	130,082,963
Cash	—	—	46,764	—
Receivables:
Investment securities sold	36,161,667	1,680,319	—	—
Fund shares sold	3,155,380	—	262,667	50,971
Interest and dividends	1,308,997	126,397	207,890	396,651
Prepaid expenses and other assets	98,682	24,938	39,233	30,028
Total Assets	2,224,731,441	52,706,098	338,760,959	130,560,613
LIABILITIES
Payables:
Investment securities purchased	18,441,969	67,335	—	1,247,250
Fund shares redeemed	1,153,243	179,323	836,846	35,508
Distributions	—	—	—	224,272
Accrued Liabilities:
Investment advisory fees	1,095,627	26,443	168,610	63,071
Service fees	242,350	6,609	39,162	14,090
Administration, accounting and transfer agent fees	136,474	3,783	21,511	8,234
Business management fees	91,302	2,204	14,051	5,256
Trustee fees	25,563	611	3,908	1,460
Distribution fees	22,345	580	4,970	1,821
Professional fees	36,899	19,662	21,835	19,609
Custody fees	6,025	667	1,537	736
Other liabilities	62,698	1,931	11,671	3,483
Total Liabilities	21,314,495	309,148	1,124,101	1,624,790
NET ASSETS	$2,203,416,946	$52,396,950	$337,636,858	$128,935,823
COMPONENTS OF NET ASSETS
Paid-in capital	$1,529,534,740	$45,004,894	$297,306,664	$94,044,544
Undistributed (Accumulated) net investment income (loss)	(2,889,959)	1,400,042	808,933	38,600
Accumulated net realized gain (loss)	66,052,900	(3,830,293)	(10,353,031)	2,276,297
Unrealized appreciation (depreciation) on investments	610,719,265	9,822,307	49,874,655	32,576,382
Unrealized appreciation (depreciation) – foreign receivables	—	—	(363)	—
NET ASSETS	$2,203,416,946	$52,396,950	$337,636,858	$128,935,823
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$253,639,992	$12,671	$24,012,417	$13,840,007
Shares outstanding (unlimited shares authorized)	13,236,340	917	1,584,726	1,075,673
Net asset value per share	$19.16	$13.82	$15.15	$12.87
Investor Shares:
Net assets	$1,916,472,495	$51,467,346	$306,456,170	$112,115,821
Shares outstanding (unlimited shares authorized)	100,536,471	3,724,872	20,263,420	8,717,663
Net asset value per share	$19.06	$13.82	$15.12	$12.86
Advisor Shares:
Net assets	$33,304,459	$916,933	$7,168,271	$2,979,995
Shares outstanding (unlimited shares authorized)	1,814,737	65,922	473,983	232,048
Net asset value per share	$18.35	$13.91	$15.12	$12.84
The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
June 30, 2016

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	SUSTAINABLE	SMALL-CAP	SMALL-CAP	MULTI-
	GROWTH	GROWTH	FUNDAMENTAL	STRATEGY
	FUND	FUND	VALUE FUND	FUND
ASSETS
Investments:
Total investments – unaffiliated, at cost	$262,685,685	$217,075,318	$858,732,133	$68,483
Total investments – affiliated, at cost (Note 3)	—	—	—	2,952,443
Total cost of investments	262,685,685	217,075,318	858,732,133	3,020,926
Net unrealized appreciation (depreciation) – unaffiliated	81,837,718	78,174,658	120,678,046	—
Net unrealized appreciation (depreciation) – affiliated (Note 3)	—	—	—	(70,761)
Total unrealized appreciation (depreciation)	81,837,718	78,174,658	120,678,046	(70,761)
Total investments – unaffiliated, at market value	344,523,403	295,249,976	979,410,179	68,483
Total investments – affiliated, at market value (Note 3)	—	—	—	2,881,682
Total investments, at market value	344,523,403	295,249,976	979,410,179	2,950,165
Cash	20,265	—	—	—
Receivables:
Investment securities sold	—	—	3,651,447	—
Fund shares sold	5,099,423	309,556	568,634	—
Interest and dividends	226,707	100,603	1,408,651	2,250
Expense Reimbursement due from Adviser, net	—	—	—	1,202
Prepaid expenses and other assets	55,302	38,049	71,900	13,606
Total Assets	349,925,100	295,698,184	985,110,811	2,967,223
LIABILITIES
Payables:
Investment securities purchased	—	191,709	—	—
Fund shares redeemed	117,844	71,739	487,415	—
Accrued Liabilities:
Investment advisory fees, net	166,930	203,928	683,915	—
Distribution fees	124,611	5,488	32,866	—
Service fees	27,791	33,910	101,652	—
Administration, accounting and transfer agent fees	20,263	17,593	55,919	189
Professional fees	21,750	21,377	26,823	19,114
Business management fees	13,911	11,996	40,230	121
Trustee fees	3,779	3,309	11,178	33
Custodian fees	936	944	3,179	63
Other liabilities	16,320	5,108	32,626	802
Total Liabilities	514,135	567,101	1,475,803	20,322
NET ASSETS	$349,410,965	$295,131,083	$983,635,008	$2,946,901
COMPONENTS OF NET ASSETS
Paid-in capital	$277,039,072	$208,746,480	$863,810,358	$3,017,238
Undistributed (Accumulated) net investment income (loss)	(577,943)	(442,829)	1,044,450	(1,057)
Accumulated net realized gain (loss)	(8,887,882)	8,652,774	(1,897,846)	1,481
Unrealized appreciation (depreciation) on investments	81,837,718	78,174,658	120,678,046	(70,761)
NET ASSETS	$349,410,965	$295,131,083	$983,635,008	$2,946,901
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$122,008,311	$17,037,053	$156,204,619	$2,946,901
Shares outstanding (unlimited shares authorized)	7,600,772	546,220	6,867,122	301,620
Net asset value per share	$16.05	$31.19	$22.75	$9.77
Investor Shares:
Net assets	$25,675,982	$268,389,952	$774,547,383	$—
Shares outstanding (unlimited shares authorized)	1,610,669	17,148,619	34,082,359	—
Net asset value per share	$15.94	$15.65	$22.73	$—
Advisor Shares:
Net assets	$201,726,672	$9,704,078	$52,883,006	$—
Shares outstanding (unlimited shares authorized)	12,782,365	646,291	2,337,522	—
Net asset value per share	$15.78	$15.02	$22.62	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
June 30, 2016

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GLOBAL	INTERMEDIATE	TOTAL	STRATEGIC
	LEADERS	INCOME	RETURN	BOND
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments – unaffiliated, at cost	$25,618,635	$113,106,388	$97,636,692	$55,766,246
Total investments – affiliated, at cost (Note 3)	—	30,340,181	—	—
Total cost of investments	25,618,635	143,446,569	97,636,692	55,766,246
Net unrealized appreciation (depreciation) – unaffiliated	955,233	2,798,308	1,102,817	25,433
Net unrealized appreciation (depreciation) – affiliated (Note 3)	—	186,503	—	—
Total unrealized appreciation (depreciation)	955,233	2,984,811	1,102,817	25,433
Total investments – unaffiliated, at market value	26,573,868	115,904,696	98,739,509	55,791,679
Total investments – affiliated, at market value (Note 3)	—	30,526,684	—	—
Total investments, at market value	26,573,868	146,431,380	98,739,509	55,791,679
Deposit at broker – futures contracts (Note 7)	—	—	261,155	193,060
Gross unrealized appreciation – futures contracts (Note 7)	—	—	733,943	—
Receivables:
Investment securities sold	239,068	53,696	3,270,911	76,703
Fund shares sold	50,000	100	20,300	5,800
Interest and dividends	43,261	708,045	509,340	263,618
Prepaid expenses and other assets	24,314	29,105	21,885	20,620
Total Assets	26,930,511	147,222,326	103,557,043	56,351,480
LIABILITIES
Gross unrealized depreciation – futures contracts (Note 7)	—	—	—	178,310
Payables:
Investment securities purchased	493,047	—	17,477,866	15,979,460
Fund shares redeemed	40,000	92,827	58,810	3,164
Distributions	—	173,885	152,656	73,959
Accrued Liabilities:
Investment advisory fees, net	5,904	28,809	20,679	9,318
Professional fees	12,673	20,274	19,751	19,403
Custodian fees	1,076	521	334	271
Service fees	3,191	6,093	80	1,663
Administration, accounting and transfer agent fees	2,562	11,376	7,787	4,466
Business management fees	1,064	6,093	3,447	1,663
Trustee fees	286	1,709	936	447
Distribution fees	—	5,576	—	535
Other liabilities	3,317	2,741	3,037	2,793
Total Liabilities	563,120	349,904	17,745,383	16,275,452
NET ASSETS	$26,367,391	$146,872,422	$85,811,660	$40,076,028
COMPONENTS OF NET ASSETS
Paid-in capital	$26,719,611	$145,029,730	$84,607,741	$43,527,352
Undistributed (Accumulated) net investment income (loss)	53,912	(173,885)	(623)	(73,959)
Accumulated net realized gain (loss)	(1,360,343)	(968,234)	(632,218)	(3,224,488)
Unrealized appreciation (depreciation) on investments	955,233	2,984,811	1,102,817	25,433
Unrealized appreciation (depreciation) on futures contracts (Note 7)	—	—	733,943	(178,310)
Unrealized appreciation (depreciation) – foreign receivables	(1,022)	—	—	—
NET ASSETS	$26,367,391	$146,872,422	$85,811,660	$40,076,028
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$—	$—	$83,854,497	$—
Shares outstanding (unlimited shares authorized)	—	—	8,240,091	—
Net asset value per share	$—	$—	$10.18	$—
Investor Shares:
Net assets	$26,367,391	$137,900,369	$1,957,163	$39,211,362
Shares outstanding (unlimited shares authorized)	2,731,020	12,792,668	192,342	4,141,420
Net asset value per share	$9.65	$10.78	$10.18	$9.47
Advisor Shares:
Net assets	$—	$8,972,053	$—	$864,666
Shares outstanding (unlimited shares authorized)	—	849,428	—	91,268
Net asset value per share	$—	$10.56	$—	$9.47

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
June 30, 2016

				BROWN
	BROWN	BROWN	BROWN	ADVISORY –
	ADVISORY	ADVISORY	ADVISORY	WMC
	MARYLAND	TAX EXEMPT	MORTGAGE	STRATEGIC
	BOND	BOND	SECURITIES	EUROPEAN
	FUND	FUND	FUND	EQUITY FUND
ASSETS
Investments:
Total investments, at cost	$175,388,188	$226,000,923	$486,657,947	$1,076,910,079
Net unrealized appreciation (depreciation)	6,065,007	6,225,630	3,719,236	(5,217,236)
Total investments, at market value	181,453,195	232,226,553	490,377,183	1,071,692,843
Cash	—	—	—	217,692
Receivables:
Investment securities sold	—	—	57,413,752	—
Fund shares sold	101,569	—	375,000	2,017,307
Interest and dividends	2,577,124	2,635,634	1,434,518	1,973,653
Prepaid expenses and other assets	7,351	26,054	34,172	129,379
Total Assets	184,139,239	234,888,241	549,634,625	1,076,030,874
LIABILITIES
Securities sold short, at market value
(Proceeds of $—, $—, $10,664,062 and $—, respectively)	—	—	10,722,369	—
Payables:
Investment securities purchased	—	139,993	158,297,116	—
Fund shares redeemed	57,649	524,966	54,232	1,197,385
Distributions	275,162	426,608	669,608	—
Accrued Liabilities:
Investment advisory fees	44,918	57,160	93,595	809,088
Professional fees	20,641	20,858	22,059	27,952
Administration, accounting and transfer agent fees	15,126	17,589	32,561	67,152
Service fees	7,486	9,527	73	1,744
Business management fees	7,486	9,527	15,599	44,949
Trustee fees	2,041	2,538	4,156	12,376
Custodian fees	768	557	2,009	33,704
Distribution fees	—	—	—	472
Other liabilities	3,186	3,592	19,704	189,770
Total Liabilities	434,463	1,212,915	169,933,081	2,384,592
NET ASSETS	$183,704,776	$233,675,326	$379,701,544	$1,073,646,282
COMPONENTS OF NET ASSETS
Paid-in capital	$177,313,386	$228,527,916	$374,986,184	$1,117,493,010
Undistributed (Accumulated) net investment income (loss)	157	46	(2,848)	12,611,576
Accumulated net realized gain (loss)	326,226	(1,078,266)	1,057,279	(51,147,067)
Unrealized appreciation (depreciation) on investments	6,065,007	6,225,630	3,719,236	(5,217,236)
Unrealized appreciation (depreciation) on securities sold short	—	—	(58,307)	—
Unrealized appreciation (depreciation) – foreign receivables	—	—	—	(94,001)
NET ASSETS	$183,704,776	$233,675,326	$379,701,544	$1,073,646,282
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$—	$—	$377,908,477	$1,059,869,610
Shares outstanding (unlimited shares authorized)	—	—	37,034,378	107,071,871
Net asset value per share	$—	$—	$10.20	$9.90
Investor Shares:
Net assets	$183,704,776	$233,675,326	$1,793,067	$13,031,434
Shares outstanding (unlimited shares authorized)	16,819,063	22,769,077	175,668	1,316,159
Net asset value per share	$10.92	$10.26	$10.21	$9.90
Advisor Shares:
Net assets	$—	$—	$—	$745,238
Shares outstanding (unlimited shares authorized)	—	—	—	75,647
Net asset value per share	$—	$—	$—	$9.85

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
June 30, 2016

	BROWN ADVISORY –
	WMC JAPAN ALPHA	BROWN ADVISORY –	BROWN ADVISORY
	OPPORTUNITIES	SOMERSET EMERGING	EMERGING MARKETS
	FUND	MARKETS FUND	SMALL-CAP FUND
ASSETS
Investments:
Total investments, at cost	$1,758,883,541	$536,981,145	$204,188,998
Net unrealized appreciation (depreciation)	55,882,501	(19,780,871)	12,159,565
Total investments, at market value	1,814,766,042	517,200,274	216,348,563
Cash	2,530,575	—	—
Foreign currency
(Cost of $54,039, $2,722,535, and $594,505, respectively)	54,039	2,722,569	595,598
Gross unrealized appreciation –
forward foreign currency contracts (Note 6)	14,903,850	—	—
Receivables:
Investment securities sold	35,302,660	444,622	1,367,286
Fund shares sold	2,643,227	282,175	150,876
Interest and dividends	3,052,763	1,085,164	513,035
Prepaid expenses and other assets	69,664	76,477	26,186
Total Assets	1,873,322,820	521,811,281	219,001,544
LIABILITIES
Gross unrealized depreciation –
forward foreign currency contracts (Note 6)	3,941,787	—	—
Payables:
Investment securities purchased	31,948,981	4,107,853	407,584
Fund shares redeemed	4,254,667	50,379	313,770
Accrued Liabilities:
Investment advisory fees	1,570,001	372,705	224,603
Administration, accounting and transfer agent fees	123,172	31,727	14,289
Custodian fees	60,120	40,462	21,893
Business management fees	78,500	20,706	8,984
Trustee fees	22,989	5,438	2,417
Professional fees	35,299	22,981	20,817
Distribution fees	512	172	—
Service fees	299	23,752	695
Other liabilities	164,596	19,663	9,567
Total Liabilities	42,200,923	4,695,838	1,024,619
NET ASSETS	$1,831,121,897	$517,115,443	$217,976,925
COMPONENTS OF NET ASSETS
Paid-in capital	$2,234,782,530	$562,551,194	$244,548,941
Undistributed (Accumulated) net investment income (loss)	(357,952,163)	4,342,604	(501,587)
Accumulated net realized gain (loss)	(113,023,857)	(29,955,997)	(38,231,148)
Unrealized appreciation (depreciation) on investments	55,882,501	(19,780,871)	12,159,565
Unrealized appreciation (depreciation) –
forward foreign currency contracts (Note 6)	10,962,063	—	—
Unrealized appreciation (depreciation) – foreign receivables	470,823	(41,487)	1,154
NET ASSETS	$1,831,121,897	$517,115,443	$217,976,925
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$1,828,840,380	$319,993,118	$212,344,161
Shares outstanding (unlimited shares authorized)	207,170,594	36,659,070	23,141,610
Net asset value per share	$8.83	$8.73	$9.18
Investor Shares:
Net assets	$1,594,972	$196,841,020	$5,632,764
Shares outstanding (unlimited shares authorized)	181,040	22,602,165	615,367
Net asset value per share	$8.81	$8.71	$9.15
Advisor Shares:
Net assets	$686,545	$281,305	$—
Shares outstanding (unlimited shares authorized)	78,159	32,216	—
Net asset value per share	$8.78	$8.73	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Year Ended June 30, 2016

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	VALUE	FLEXIBLE	EQUITY
	EQUITY	EQUITY	EQUITY	INCOME
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$13,831,383	$2,452,529	$4,483,909	$4,852,547
Less: foreign taxes withheld	—	(57,059)	(66,408)	(62,637)
Interest Income	115,349	4,515	24,546	11,912
Total investment income	13,946,732	2,399,985	4,442,047	4,801,822
EXPENSES
Investment advisory fees (Note 3)	13,917,933	646,993	1,853,035	963,369
Service fees – Investor Shares (Note 3)	3,037,910	160,196	427,819	212,160
Service fees – Advisor Shares (Note 3)	56,987	1,533	14,279	4,368
Business management fees	1,159,828	53,916	154,420	80,281
Administration, accounting and transfer agent fees	811,824	39,031	110,175	58,110
Miscellaneous expenses	310,349	10,586	24,619	16,202
Professional fees	131,724	24,539	33,530	27,629
Trustee fees	121,084	5,565	16,230	8,375
Distribution fees – Advisor Shares (Note 3)	94,979	2,556	23,799	7,281
Custodian fees	72,580	6,944	12,127	6,759
Registration fees	60,829	43,677	54,571	45,322
Insurance fees	45,102	3,094	5,228	3,761
Interest expense on line of credit (Note 8)	—	232	—	—
Total Expenses	19,821,129	998,862	2,729,832	1,433,617
NET INVESTMENT INCOME (LOSS)	(5,874,397)	1,401,123	1,712,215	3,368,205
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	124,211,432	(2,405,776)	(9,574,851)	1,228,571
Net change in unrealized appreciation (depreciation) on:
Investments	(111,591,843)	(17,471,770)	(2,732,150)	(6,886,953)
Foreign receivables	—	—	(52)	—
Net change in unrealized appreciation (depreciation)	(111,591,843)	(17,471,770)	(2,732,202)	(6,886,953)
NET REALIZED AND UNREALIZED GAIN (LOSS)	12,619,589	(19,877,546)	(12,307,053)	(5,658,382)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$6,745,192	$(18,476,423)	$(10,594,838)	$(2,290,177)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Year Ended June 30, 2016

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	SUSTAINABLE	SMALL-CAP	SMALL-CAP	MULTI-
	GROWTH	GROWTH	FUNDAMENTAL	STRATEGY
	FUND	FUND	VALUE FUND	FUND
INVESTMENT INCOME
Dividend income	$1,832,338	$1,419,995	$13,588,376	$—
Dividend income – affiliated (Note 3)	—	—	—	45,559
Less: foreign taxes withheld	(33,718)	(6,691)	—	—
Interest Income	18,448	31,067	67,546	143
Total investment income	1,817,068	1,444,371	13,655,922	45,702
EXPENSES
Investment advisory fees (Note 3)	1,736,123	2,299,765	7,418,755	8,549
Distribution fees – Advisor Shares (Note 3)	467,054	16,754	133,640	—
Service fees – Investor Shares (Note 3)	25,493	375,741	1,064,187	—
Service fees – Advisor Shares (Note 3)	280,233	10,052	80,183	—
Business management fees	144,677	135,280	436,397	1,425
Administration, accounting and transfer agent fees	106,246	97,944	307,549	1,110
Registration fees	58,181	44,453	98,252	20,548
Miscellaneous expenses	36,771	23,905	114,913	3,998
Professional fees	33,230	32,243	61,358	19,176
Trustee fees	15,018	14,418	47,119	147
Custodian fees	12,560	10,532	33,325	887
Insurance fees	3,986	5,182	16,242	22
Total Expenses	2,919,572	3,066,269	9,811,920	55,862
Expenses waived by adviser – expense cap (Note 3)	—	—	—	(24,516)
Net Expenses	2,919,572	3,066,269	9,811,920	31,346
NET INVESTMENT INCOME (LOSS)	(1,102,504)	(1,621,898)	3,844,002	14,356
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments – unaffiliated	3,885,315	24,884,563	5,583,924	—
Investments – affiliated (Note 3)	—	—	—	—
Capital gain distribution from other RIC – affiliated (Note 3)	—	—	—	26,365
Net realized gain (loss)	3,885,315	24,884,563	5,583,924	26,365
Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated	15,334,599	(17,671,772)	(13,233,109)	—
Investments – affiliated (Note 3)	—	—	—	(102,524)
Foreign receivables	124	—	—	—
Net change in unrealized appreciation (depreciation)	15,334,723	(17,671,772)	(13,233,109)	(102,524)
NET REALIZED AND UNREALIZED GAIN (LOSS)	19,220,038	7,212,791	(7,649,185)	(76,159)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$18,117,534	$5,590,893	$(3,805,183)	$(61,803)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Year Ended June 30, 2016

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GLOBAL	INTERMEDIATE	TOTAL	STRATEGIC
	LEADERS	INCOME	RETURN	BOND
	FUND*	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income – unaffiliated	$223,588	$—	$7,445	$61,638
Dividend income – affiliated (Note 3)	—	857,876	—	—
Less: foreign taxes withheld	(16,467)	—	—	—
Interest Income	2,561	2,721,441	2,456,117	1,795,235
Total investment income	209,682	3,579,317	2,463,562	1,856,873
EXPENSES
Investment advisory fees (Note 3)	97,589	455,457	242,212	189,926
Registration fees	33,061	33,770	31,591	34,323
Custodian fees	24,456	6,362	4,321	2,155
Service fees – Investor Shares (Note 3)	22,521	71,330	1,899	23,159
Service fees – Advisor Shares (Note 3)	—	4,580	—	582
Professional fees	9,410	26,471	22,975	21,328
Administration, accounting and transfer agent fees	9,352	66,517	44,808	29,516
Business management fees	7,507	75,910	40,369	23,741
Miscellaneous expenses	6,994	13,393	16,238	17,712
Trustee fees	817	7,997	4,231	2,482
Insurance fees	191	2,756	1,444	1,130
Distribution fees – Advisor Shares (Note 3)	—	22,897	—	2,909
Interest expense on line of credit (Note 8)	—	—	—	350
Total Expenses	211,898	787,440	410,088	349,313
Expenses waived by adviser – expense cap (Note 3)	(84,282)	—	—	(14,033)
Expenses waived by adviser – investments in affiliates (Note 3)	—	(104,520)	—	—
Net Expenses	127,616	682,920	410,088	335,280
NET INVESTMENT INCOME (LOSS)	82,066	2,896,397	2,053,474	1,521,593
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments – unaffiliated	(1,102,079)	(794,007)	(373,296)	(1,779,690)
Investments – affiliated (Note 3)	—	(44,580)	—	—
Securities sold short	—	—	(21,864)	156
Futures contracts (Note 7)	—	—	911,618	(144,055)
Capital gain distribution from other RIC – affiliated (Note 3)	—	139,069	—	—
Net realized gain (loss)	(1,102,079)	(699,518)	516,458	(1,923,589)
Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated	700,622	3,218,967	1,622,342	834,918
Investments – affiliated (Note 3)	—	489,622	—	—
Futures contracts (Note 7)	—	—	873,641	(151,904)
Foreign receivables	(1,022)	—	—	—
Net change in unrealized appreciation (depreciation)	699,600	3,708,589	2,495,983	683,014
NET REALIZED AND UNREALIZED GAIN (LOSS)	(402,479)	3,009,071	3,012,441	(1,240,575)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(320,413)	$5,905,468	$5,065,915	$281,018

*	Commenced operations on July 1, 2015. Information presented is for the period from July 1, 2015 (end of day) to June 30, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Year Ended June 30, 2016

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY –
	MARYLAND	TAX EXEMPT	MORTGAGE	WMC STRATEGIC
	BOND	BOND	SECURITIES	EUROPEAN
	FUND	FUND	FUND	EQUITY FUND
INVESTMENT INCOME
Dividend income	$—	$—	$—	$25,912,986
Less: foreign taxes withheld	—	—	—	(2,332,663)
Interest Income	4,955,398	6,741,859	8,161,907	19,479
Total investment income	4,955,398	6,741,859	8,161,907	23,599,802
EXPENSES
Investment advisory fees (Note 3)	569,973	674,998	951,696	8,817,590
Service fees – Investor Shares (Note 3)	94,995	112,500	6,179	26,915
Service fees – Advisor Shares (Note 3)	—	—	—	1,324
Business management fees	94,995	112,500	158,616	489,866
Administration, accounting and transfer agent fees	90,265	102,589	166,490	352,514
Professional fees	28,411	29,924	34,183	69,287
Miscellaneous expenses	13,059	17,169	24,162	485,229
Trustee fees	9,940	11,754	16,332	49,604
Registration fees	8,108	26,141	48,357	226,900
Custodian fees	6,568	7,857	21,038	357,266
Insurance fees	3,677	4,129	4,326	4,918
Interest expense on line of credit (Note 8)	204	—	—	3
Distribution fees – Advisor Shares (Note 3)	—	—	—	2,207
Total Expenses	920,195	1,099,561	1,431,379	10,883,623
NET INVESTMENT INCOME (LOSS)	4,035,203	5,642,298	6,730,528	12,716,179
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,347,240	331,921	2,735,125	(36,606,968)
Securities sold short	—	—	(299,922)	—
Forward foreign currency contracts (Note 6)	—	—	—	(82,499)
Futures contracts (Note 7)	—	—	—	(1,711,587)
Net realized gain (loss)	1,347,240	331,921	2,435,203	(38,401,054)
Net change in unrealized appreciation (depreciation) on:
Investments	4,359,306	7,199,311	4,670,056	(16,245,921)
Securities sold short	—	—	(58,307)	—
Foreign receivables	—	—	—	(70,808)
Net change in unrealized appreciation (depreciation)	4,359,306	7,199,311	4,611,749	(16,316,729)
NET REALIZED AND UNREALIZED GAIN (LOSS)	5,706,546	7,531,232	7,046,952	(54,717,783)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$9,741,749	$13,173,530	$13,777,480	$(42,001,604)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Year Ended June 30, 2016

	BROWN ADVISORY –
	WMC JAPAN ALPHA	BROWN ADVISORY –	BROWN ADVISORY
	OPPORTUNITIES	SOMERSET EMERGING	EMERGING MARKETS
	FUND	MARKETS FUND	SMALL-CAP FUND
INVESTMENT INCOME
Dividend income	$39,179,732	$13,043,652	$3,330,224
Less: foreign taxes withheld	(3,917,992)	(1,706,605)	(302,539)
Interest Income	235,970	54,292	34,981
Total investment income	35,497,710	11,391,339	3,062,666
EXPENSES
Investment advisory fees (Note 3)	21,220,448	3,754,801	2,587,569
Business management fees	1,061,022	208,600	103,503
Administration, accounting and transfer agent fees	773,542	152,945	79,142
Custodian fees	522,422	545,013	248,553
Miscellaneous expenses	182,239	45,350	28,800
Registration fees	144,047	103,364	41,336
Professional fees	125,374	39,041	28,865
Trustee fees	107,637	21,412	10,763
Service fees – Investor Shares (Note 3)	30,402	251,341	16,501
Service fees – Advisor Shares (Note 3)	2,069	887	—
Insurance fees	30,015	7,793	3,599
Distribution fees – Advisor Shares (Note 3)	3,448	1,477	—
Total Expenses	24,202,665	5,132,024	3,148,631
NET INVESTMENT INCOME (LOSS)	11,295,045	6,259,315	(85,965)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(98,654,489)	(22,999,699)	(38,258,677)
Forward foreign currency contracts (Note 6)	(365,382,827)	—	—
Futures contracts (Note 7)	(46,514,410)	—	—
Net realized gain (loss)	(510,551,726)	(22,999,699)	(38,258,677)
Net change in unrealized appreciation (depreciation) on:
Investments	(104,696,789)	(17,123,751)	(1,667,003)
Forward foreign currency contracts (Note 6)	30,021,230	—	—
Futures contracts (Note 7)	1,281,897	—	—
Foreign receivables	545,360	(16,219)	11
Net change in unrealized appreciation (depreciation)	(72,848,302)	(17,139,970)	(1,666,992)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(583,400,028)	(40,139,669)	(39,925,669)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(572,104,983)	$(33,880,354)	$(40,011,634)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY GROWTH EQUITY FUND		BROWN ADVISORY VALUE EQUITY FUND
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2016	2015
OPERATIONS
Net investment income (loss)	$(5,874,397)	$(1,287,032)	$1,401,123	$2,873,324
Net realized gain (loss)	124,211,432	142,498,453	(2,405,776)	20,505,998
Net change in unrealized appreciation (depreciation)	(111,591,843)	95,329,685	(17,471,770)	(28,872,930)
Increase (Decrease) in Net Assets from Operations	6,745,192	236,541,106	(18,476,423)	(5,493,608)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	(212)	(835)
Investor Shares	—	—	(1,748,361)	(3,161,833)
Advisor Shares	—	—	(12,194)	(16,853)
Net realized gain:
Institutional Shares	(16,080,264)	(7,762,347)	(1,575)	(1,614)
Investor Shares	(130,457,394)	(69,561,007)	(15,946,009)	(6,779,611)
Advisor Shares	(2,441,644)	(1,508,212)	(129,102)	(45,355)
Total Distributions to Shareholders	(148,979,302)	(78,831,566)	(17,837,453)	(10,006,101)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	44,809,830	67,603,650	—	43,422
Investor Shares	276,195,465	259,807,081	1,714,189	13,675,935
Advisor Shares	3,660,338	3,854,264	—	58,887
Reinvestment of distributions:
Institutional Shares	13,324,395	7,222,086	1,575	1,614
Investor Shares	117,886,614	62,066,866	8,194,017	4,242,468
Advisor Shares	2,377,708	1,473,353	109,569	51,115
Redemption of shares:
Institutional Shares	(49,170,983)	(65,507,889)	—	(40,675)
Investor Shares	(495,565,323)	(814,445,647)	(89,191,167)	(77,385,552)
Advisor Shares	(14,878,919)	(12,071,342)	(122,853)	(457,798)
Redemption fees:
Institutional Shares	—	139	—	—
Investor Shares	2,208	2,014	—	—
Advisor Shares	7	47	—	106
Increase (Decrease) from Capital Share Transactions	(101,358,660)	(489,995,378)	(79,294,670)	(59,810,478)
Increase (Decrease) in Net Assets	(243,592,770)	(332,285,838)	(115,608,546)	(75,310,187)
NET ASSETS
Beginning of year	2,447,009,716	2,779,295,554	168,005,496	243,315,683
End of year	$2,203,416,946	$2,447,009,716	$52,396,950	$168,005,496
Undistributed (Accumulated) net investment income (loss)	$(2,889,959)	$—	$1,400,042	$1,760,722
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	2,313,362	3,477,138	—	2,358
Investor Shares	14,288,981	13,244,976	108,811	751,004
Advisor Shares	193,783	204,051	—	3,309
Reinvestment of distributions:
Institutional Shares	691,458	369,039	113	91
Investor Shares	6,143,127	3,179,655	587,890	240,913
Advisor Shares	128,525	77,914	7,810	2,883
Redemption of shares:
Institutional Shares	(2,512,389)	(3,331,028)	—	(2,425)
Investor Shares	(25,683,769)	(41,587,352)	(6,494,305)	(4,361,257)
Advisor Shares	(782,405)	(634,323)	(9,014)	(25,841)
Increase (Decrease) in Shares Outstanding	(5,219,327)	(24,999,930)	(5,798,695)	(3,388,965)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	FLEXIBLE EQUITY FUND		EQUITY INCOME FUND
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2016	2015
OPERATIONS
Net investment income (loss)	$1,712,215	$1,422,084	$3,368,205	$4,175,538
Net realized gain (loss)	(9,574,851)	2,577,056	1,228,571	4,209,370
Net change in unrealized appreciation (depreciation)	(2,732,202)	11,769,398	(6,886,953)	(3,425,774)
Increase (Decrease) in Net Assets from Operations	(10,594,838)	15,768,538	(2,290,177)	4,959,134
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(118,078)	(672)	(365,732)	(393,937)
Investor Shares	(1,585,339)	(980,117)	(2,950,606)	(3,734,830)
Advisor Shares	(24,797)	(20,673)	(53,866)	(56,365)
Net realized gain:
Institutional Shares	—	—	(188,209)	(823,551)
Investor Shares	—	—	(1,567,845)	(8,462,343)
Advisor Shares	—	—	(29,616)	(144,101)
Total Distributions to Shareholders	(1,728,214)	(1,001,462)	(5,155,874)	(13,615,127)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	23,904,540	4,491,198	1,263,000	425,083
Investor Shares	124,130,337	126,514,218	10,269,026	24,779,203
Advisor Shares	995,241	4,346,413	77,650	232,804
Reinvestment of distributions:
Institutional Shares	7	—	436,376	1,111,862
Investor Shares	528,062	371,990	1,429,730	5,450,611
Advisor Shares	22,944	19,373	72,240	184,935
Redemption of shares:
Institutional Shares	(3,463,636)	(3,560,985)	(5,375,406)	(307,761)
Investor Shares	(75,680,003)	(34,603,086)	(75,816,836)	(19,832,624)
Advisor Shares	(4,826,465)	(8,570,686)	(257,266)	(437,250)
Redemption fees:
Institutional Shares	—	—	—	—
Investor Shares	64	852	—	—
Advisor Shares	198	—	—	—
Increase (Decrease) from Capital Share Transactions	65,611,289	89,009,287	(67,901,486)	11,606,863
Increase (Decrease) in Net Assets	53,288,237	103,776,363	(75,347,537)	2,950,870
NET ASSETS
Beginning of year	284,348,621	180,572,258	204,283,360	201,332,490
End of year	$337,636,858	$284,348,621	$128,935,823	$204,283,360
Undistributed (Accumulated) net investment income (loss)	$808,933	$826,205	$38,600	$—
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,546,649	286,808	102,693	31,623
Investor Shares	8,303,092	8,056,850	828,449	1,827,033
Advisor Shares	65,238	276,507	6,691	17,249
Reinvestment of distributions:
Institutional Shares	—	—	35,362	82,255
Investor Shares	33,720	23,062	116,203	403,046
Advisor Shares	1,464	1,201	5,856	13,700
Redemption of shares:
Institutional Shares	(228,251)	(231,546)	(442,768)	(22,576)
Investor Shares	(4,974,758)	(2,175,833)	(6,165,587)	(1,463,547)
Advisor Shares	(319,551)	(555,109)	(20,572)	(32,018)
Increase (Decrease) in Shares Outstanding	4,427,603	5,681,940	(5,533,673)	856,765

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	SUSTAINABLE GROWTH FUND		SMALL-CAP GROWTH FUND
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2016	2015
OPERATIONS
Net investment income (loss)	$(1,102,504)	$(817,352)	$(1,621,898)	$(1,823,234)
Net realized gain (loss)	3,885,315	17,678,513	24,884,563	38,675,691
Net change in unrealized appreciation (depreciation)	15,334,723	9,157,231	(17,671,772)	(4,311,804)
Increase (Decrease) in Net Assets from Operations	18,117,534	26,018,392	5,590,893	32,540,653
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain:
Institutional Shares	(3,716,752)	(655,994)	(1,946,062)	(978,695)
Investor Shares	(732,739)	(998,289)	(37,656,440)	(30,219,392)
Advisor Shares	(9,527,402)	(2,685,927)	(819,956)	(686,814)
Total Distributions to Shareholders	(13,976,893)	(4,340,210)	(40,422,458)	(31,884,901)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	65,254,532	43,518,158	5,588,177	5,495,343
Investor Shares	20,556,459	6,918,710	44,867,427	18,679,499
Advisor Shares	103,143,267	10,366,384	6,143,111	1,729,263
Reinvestment of distributions:
Institutional Shares	2,354,247	523,469	1,258,905	867,109
Investor Shares	538,649	577,035	22,013,906	17,079,397
Advisor Shares	8,931,717	2,496,115	565,945	522,789
Redemption of shares:
Institutional Shares	(16,564,900)	(9,300,080)	(1,279,143)	(2,442,148)
Investor Shares	(7,069,856)	(48,880,467)	(27,986,757)	(58,853,998)
Advisor Shares	(48,279,652)	(21,536,336)	(2,823,963)	(3,203,139)
Redemption fees:
Institutional Shares	1	—	—	—
Investor Shares	341	59	292	233
Advisor Shares	885	463	292	—
Increase (Decrease) from Capital Share Transactions	128,865,690	(15,316,490)	48,348,192	(20,125,652)
Increase (Decrease) in Net Assets	133,006,331	6,361,692	13,516,627	(19,469,900)
NET ASSETS
Beginning of year	216,404,634	210,042,942	281,614,456	301,084,356
End of year	$349,410,965	$216,404,634	$295,131,083	$281,614,456
Undistributed (Accumulated) net investment income (loss)	$(577,943)	$(429,774)	$(442,829)	$(536,612)
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	4,184,096	2,737,848	188,309	164,079
Investor Shares	1,304,030	469,873	2,937,441	1,066,313
Advisor Shares	6,520,698	675,203	431,751	102,159
Reinvestment of distributions:
Institutional Shares	150,527	35,538	41,977	26,324
Investor Shares	34,640	39,334	1,461,747	1,031,365
Advisor Shares	579,605	171,201	39,112	32,776
Redemption of shares:
Institutional Shares	(1,054,388)	(605,631)	(41,639)	(69,833)
Investor Shares	(445,762)	(3,121,284)	(1,792,684)	(3,366,097)
Advisor Shares	(3,184,241)	(1,472,472)	(190,374)	(188,820)
Increase (Decrease) in Shares Outstanding	8,089,205	(1,070,390)	3,075,640	(1,201,734)
The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP		BROWN ADVISORY
	FUNDAMENTAL VALUE FUND		MULTI-STRATEGY FUND
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2016	2015 *
OPERATIONS
Net investment income (loss)	$3,844,002	$1,918,449	$14,356	$(8,431)
Net realized gain (loss)	5,583,924	32,140,185	26,365	2,407
Net change in unrealized appreciation (depreciation)	(13,233,109)	(8,864,807)	(102,524)	31,763
Increase (Decrease) in Net Assets from Operations	(3,805,183)	25,193,827	(61,803)	25,739
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(484,047)	(194,841)	(10,556)	(2,394)
Investor Shares	(2,277,048)	(2,670,756)	—	—
Advisor Shares	(35,541)	(125,977)	—	—
Net realized gain:
Institutional Shares	(2,038,801)	(1,600,207)	(21,323)	—
Investor Shares	(14,082,090)	(28,747,296)	—	—
Advisor Shares	(1,069,503)	(1,814,795)	—	—
Total Distributions to Shareholders	(19,987,030)	(35,153,872)	(31,879)	(2,394)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	89,252,983	59,718,016	855,349	3,213,113
Investor Shares	221,245,590	268,908,004	—	—
Advisor Shares	11,524,532	45,406,706	—	—
Reinvestment of distributions:
Institutional Shares	1,826,895	1,724,030	15,316	1,862
Investor Shares	9,736,248	17,869,434	—	—
Advisor Shares	1,084,680	1,911,251	—	—
Redemption of shares:
Institutional Shares	(13,343,881)	(4,249,966)	(149,304)	(919,098)
Investor Shares	(180,251,556)	(97,894,196)	—	—
Advisor Shares	(16,232,721)	(9,586,430)	—	—
Redemption fees:
Institutional Shares	1,477	15	—	—
Investor Shares	1,354	1,692	—	—
Advisor Shares	1,252	1,622	—	—
Increase (Decrease) from Capital Share Transactions	124,846,853	283,810,178	721,361	2,295,877
Increase (Decrease) in Net Assets	101,054,640	273,850,133	627,679	2,319,222
NET ASSETS
Beginning of year	882,580,368	608,730,235	2,319,222	—
End of year	$983,635,008	$882,580,368	$2,946,901	$2,319,222
Undistributed (Accumulated) net investment income (loss)	$1,044,450	$—	$(1,057)	$(10,237)
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	4,171,224	2,510,304	85,535	320,283
Investor Shares	10,130,767	11,368,688	—	—
Advisor Shares	533,241	1,923,210	—	—
Reinvestment of distributions:
Institutional Shares	83,739	73,145	1,579	185
Investor Shares	447,800	758,465	—	—
Advisor Shares	50,227	81,364	—	—
Redemption of shares:
Institutional Shares	(606,792)	(179,005)	(15,766)	(90,196)
Investor Shares	(8,207,223)	(4,131,656)	—	—
Advisor Shares	(740,720)	(406,882)	—	—
Increase (Decrease) in Shares Outstanding	5,862,263	11,997,633	71,348	230,272

*	Commenced operations on October 31, 2014. The information presented is for the period from October 31, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY	BROWN ADVISORY
	GLOBAL LEADERS FUND	INTERMEDIATE INCOME FUND
	Period Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,
	2016*	2016	2015
OPERATIONS
Net investment income (loss)	$82,066	$2,896,397	$3,167,470
Net realized gain (loss)	(1,102,079)	(699,518)	1,131,585
Net change in unrealized appreciation (depreciation)	699,600	3,708,589	(2,404,862)
Increase (Decrease) in Net Assets from Operations	(320,413)	5,905,468	1,894,193
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	—	(2,820,398)	(3,342,529)
Advisor Shares	—	(160,893)	(190,222)
Net realized gain:
Investor Shares	—	(773,069)	—
Advisor Shares	—	(49,905)	—
Total Distributions to Shareholders	—	(3,804,265)	(3,532,751)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	17,814,152	29,525,581	29,017,096
Advisor Shares	—	44,413	29,024
Reinvestment of distributions:
Investor Shares	—	1,248,100	742,197
Advisor Shares	—	130,783	117,261
Redemption of shares:
Investor Shares	(1,161,378)	(34,857,866)	(95,596,082)
Advisor Shares	—	(933,155)	(3,041,900)
Redemption fees:
Investor Shares	—	3	66
Advisor Shares	—	—	—
Shares issued in connection with the acquisition of
the Brown Advisory Opportunity Fund (Note 9):
Investor Shares	10,035,030	N/A	N/A
Increase (Decrease) from Capital Share Transactions	26,687,804	(4,842,141)	(68,732,338)
Increase (Decrease) in Net Assets	26,367,391	(2,740,938)	(70,370,896)
NET ASSETS
Beginning of period / year	—	149,613,360	219,984,256
End of period / year	$26,367,391	$146,872,422	$149,613,360
Undistributed (Accumulated) net investment income (loss)	$53,912	$(173,885)	$(190,234)
SHARE TRANSACTIONS
Sale of shares:
Investor Shares	1,856,363	2,775,238	2,702,238
Advisor Shares	—	4,256	2,759
Reinvestment of distributions:
Investor Shares	—	117,748	69,244
Advisor Shares	—	12,566	11,158
Redemption of shares:
Investor Shares	(119,736)	(3,273,682)	(8,904,829)
Advisor Shares	—	(89,510)	(289,204)
Shares issued in connection with the acquisition of
the Brown Advisory Opportunity Fund (Note 9):
Investor Shares	994,393	N/A	N/A
Increase (Decrease) in Shares Outstanding	2,731,020	(453,384)	(6,408,634)

*	Commenced operations on July 1, 2015. The information presented is for the period from July 1, 2015 (end of day) to June 30, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	TOTAL RETURN FUND		STRATEGIC BOND FUND
	Year Ended	Period Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2016	2015*	2016	2015
OPERATIONS
Net investment income (loss)	$2,053,474	$828,180	$1,521,593	$947,449
Net realized gain (loss)	516,458	(971,999)	(1,923,589)	(827,486)
Net change in unrealized appreciation (depreciation)	2,495,983	(659,223)	683,014	(1,128,037)
Increase (Decrease) in Net Assets from Operations	5,065,915	(803,042)	281,018	(1,008,074)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(2,128,088)	(682,226)	—	—
Investor Shares	(94,064)	(154,576)	(2,420,788)	(184,113)
Advisor Shares	—	—	(55,995)	(16,546)
Total Distributions to Shareholders	(2,222,152)	(836,802)	(2,476,783)	(200,659)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	20,855,744	77,851,406	—	—
Investor Shares	1,343,005	65,246,223	3,826,957	63,812,872
Advisor Shares	—	—	—	660,164
Reinvestment of distributions:
Institutional Shares	135,297	14,220	—	—
Investor Shares	79,685	79,537	317,063	10,665
Advisor Shares	—	—	42,801	12,621
Redemption of shares:
Institutional Shares	(13,649,303)	(1,951,607)	—	—
Investor Shares	(8,612,071)	(56,784,565)	(22,475,247)	(2,931,241)
Advisor Shares	—	—	(811,615)	(23,383,633)
Redemption fees:
Institutional Shares	—	—	—	—
Investor Shares	—	170	—	—
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	152,357	84,455,384	(19,100,041)	38,181,448
Increase (Decrease) in Net Assets	2,996,120	82,815,540	(21,295,806)	36,972,715
NET ASSETS
Beginning of year / period	82,815,540	—	61,371,834	24,399,119
End of year / period	$85,811,660	$82,815,540	$40,076,028	$61,371,834
Undistributed (Accumulated) net investment income (loss)	$(623)	$5,632	$(73,959)	$772,240
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	2,109,393	7,692,250	—	—
Investor Shares	135,649	6,514,215	403,394	6,365,336
Advisor Shares	—	—	—	65,803
Reinvestment of distributions:
Institutional Shares	13,657	1,421	—	—
Investor Shares	8,049	7,947	33,319	1,063
Advisor Shares	—	—	4,491	1,257
Redemption of shares:
Institutional Shares	(1,380,268)	(196,362)	—	—
Investor Shares	(874,785)	(5,598,733)	(2,367,203)	(294,489)
Advisor Shares	—	—	(85,611)	(2,326,028)
Increase (Decrease) in Shares Outstanding	11,695	8,420,738	(2,011,610)	3,812,942

*	Commenced operations on October 30, 2014. The information presented is for the period from October 30, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MARYLAND BOND FUND		TAX EXEMPT BOND FUND
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2016	2015
OPERATIONS
Net investment income (loss)	$4,035,203	$3,476,302	$5,642,298	$3,903,365
Net realized gain (loss)	1,347,240	585,355	331,921	(946,691)
Net change in unrealized appreciation (depreciation)	4,359,306	(2,821,647)	7,199,311	(1,400,710)
Increase (Decrease) in Net Assets from Operations	9,741,749	1,240,010	13,173,530	1,555,964
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(4,035,074)	(3,476,302)	(5,642,129)	(3,903,365)
Net realized gain:
Investor Shares	(906,772)	(1,040,851)	—	—
Total Distributions to Shareholders	(4,941,846)	(4,517,153)	(5,642,129)	(3,903,365)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	27,494,531	53,347,422	59,630,595	97,415,938
Reinvestment of distributions:
Investor Shares	1,233,816	1,121,200	1,187,875	850,588
Redemption of shares:
Investor Shares	(49,292,605)	(57,440,183)	(58,829,020)	(76,942,910)
Redemption fees:
Investor Shares	—	442	—	787
Increase (Decrease) from Capital Share Transactions	(20,564,258)	(2,971,119)	1,989,450	21,324,403
Increase (Decrease) in Net Assets	(15,764,355)	(6,248,262)	9,520,851	18,977,002
NET ASSETS
Beginning of year	199,469,131	205,717,393	224,154,475	205,177,473
End of year	$183,704,776	$199,469,131	$233,675,326	$224,154,475
Undistributed (Accumulated) net investment income (loss)	$157	$28	$46	$(123)
SHARE TRANSACTIONS
Sale of shares:
Investor Shares	2,553,474	4,947,707	5,916,196	9,696,551
Reinvestment of distributions:
Investor Shares	114,852	104,124	117,959	84,697
Redemption of shares:
Investor Shares	(4,580,145)	(5,332,469)	(5,841,862)	(7,659,517)
Increase (Decrease) in Shares Outstanding	(1,911,819)	(280,638)	192,293	2,121,731

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

			BROWN ADVISORY –
	BROWN ADVISORY		WMC STRATEGIC
	MORTGAGE SECURITIES FUND		EUROPEAN EQUITY FUND
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2016	2015
OPERATIONS
Net investment income (loss)	$6,730,528	$5,722,383	$12,716,179	$3,017,569
Net realized gain (loss)	2,435,203	2,379,466	(38,401,054)	(12,510,798)
Net change in unrealized appreciation (depreciation)	4,611,749	(2,496,970)	(16,316,729)	3,959,200
Increase (Decrease) in Net Assets from Operations	13,777,480	5,604,879	(42,001,604)	(5,534,029)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(7,634,638)	(5,220,946)	(2,992,321)	(2,028,155)
Investor Shares	(272,364)	(1,048,373)	—	(161,265)
Advisor Shares	—	—	—	(3,195)
Net realized gain:
Institutional Shares	(1,251,294)	(1,220,433)	—	—
Investor Shares	(6,444)	(354,459)	—	—
Advisor Shares	—	—	—	—
Total Distributions to Shareholders	(9,164,740)	(7,844,211)	(2,992,321)	(2,192,615)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	190,657,531	120,438,550	1,071,009,646	128,250,563
Investor Shares	4,298,461	15,997,743	16,339,283	14,088,732
Advisor Shares	—	—	407,912	1,072,184
Reinvestment of distributions:
Institutional Shares	1,978,340	1,264,476	2,334,075	136,737
Investor Shares	164,060	752,471	—	131,427
Advisor Shares	—	—	—	2,681
Redemption of shares:
Institutional Shares	(25,603,200)	(44,771,378)	(209,118,819)	(83,625,059)
Investor Shares	(31,354,854)	(55,685,240)	(28,730,256)	(5,873,578)
Advisor Shares	—	—	(699,362)	(230,575)
Redemption fees:
Institutional Shares	—	—	1	—
Investor Shares	—	—	—	5,075
Advisor Shares	—	—	—	49
Increase (Decrease) from Capital Share Transactions	140,140,338	37,996,622	851,542,480	53,958,236
Increase (Decrease) in Net Assets	144,753,078	35,757,290	806,548,555	46,231,592
NET ASSETS
Beginning of year / period	234,948,466	199,191,176	267,097,727	220,866,135
End of year / period	$379,701,544	$234,948,466	$1,073,646,282	$267,097,727
Undistributed (Accumulated) net investment income (loss)	$(2,848)	$16,572	$12,611,576	$2,991,719
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	18,863,416	11,840,919	104,321,742	12,789,191
Investor Shares	423,537	1,573,302	1,657,066	1,385,487
Advisor Shares	—	—	40,534	105,099
Reinvestment of distributions:
Institutional Shares	196,274	125,482	225,951	14,053
Investor Shares	16,201	74,490	—	13,521
Advisor Shares	—	—	—	276
Redemption of shares:
Institutional Shares	(2,524,958)	(4,401,492)	(21,019,706)	(8,631,771)
Investor Shares	(3,110,533)	(5,472,951)	(2,876,056)	(587,647)
Advisor Shares	—	—	(70,670)	(22,565)
Increase (Decrease) in Shares Outstanding	13,863,937	3,739,750	82,278,861	5,065,644

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY –		BROWN ADVISORY –
	WMC JAPAN ALPHA		SOMERSET EMERGING
	OPPORTUNITIES FUND		MARKETS FUND
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2016	2015
OPERATIONS
Net investment income (loss)	$11,295,045	$5,364,284	$6,259,315	$3,540,051
Net realized gain (loss)	(510,551,726)	268,242,436	(22,999,699)	2,204,829
Net change in unrealized appreciation (depreciation)	(72,848,302)	75,794,530	(17,139,970)	(16,502,944)
Increase (Decrease) in Net Assets from Operations	(572,104,983)	349,401,250	(33,880,354)	(10,758,064)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(188,806,891)	(56,510,560)	(2,214,836)	(3,242,870)
Investor Shares	(2,854,668)	(515,706)	(1,712,443)	(540,676)
Advisor Shares	(139,380)	(5,171)	(742)	(6,119)
Net realized gain:
Institutional Shares	(39,006,684)	(7,825,633)	—	—
Investor Shares	(593,987)	(72,262)	—	—
Advisor Shares	(29,833)	(749)	—	—
Total Distributions to Shareholders	(231,431,443)	(64,930,081)	(3,928,021)	(3,789,665)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,472,565,101	429,017,811	224,157,581	122,818,655
Investor Shares	18,627,215	19,702,437	186,372,395	146,036,626
Advisor Shares	1,410,394	1,666,578	224,436	558,959
Reinvestment of distributions:
Institutional Shares	13,872,815	2,070,113	455,104	490,258
Investor Shares	3,431,115	586,590	1,685,181	429,370
Advisor Shares	165,236	5,920	726	6,119
Redemption of shares:
Institutional Shares	(448,721,260)	(210,662,995)	(153,243,842)	(37,255,938)
Investor Shares	(34,159,583)	(2,531,378)	(129,370,609)	(11,527,368)
Advisor Shares	(2,045,925)	(115,120)	(749,289)	(116,905)
Redemption fees:
Institutional Shares	1,200	443	—	—
Investor Shares	970	1,272	325	—
Advisor Shares	2	—	—	—
Increase (Decrease) from Capital Share Transactions	1,025,147,280	239,741,671	129,532,008	221,439,776
Increase (Decrease) in Net Assets	221,610,854	524,212,840	91,723,633	206,892,047
NET ASSETS
Beginning of year / period	1,609,511,043	1,085,298,203	425,391,810	218,499,763
End of year / period	$1,831,121,897	$1,609,511,043	$517,115,443	$425,391,810
Undistributed (Accumulated) net investment income (loss)	$(357,952,163)	$173,902,253	$4,342,604	$2,706,260
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	126,755,340	37,938,780	27,019,470	12,355,851
Investor Shares	1,596,337	1,726,060	21,728,904	14,781,054
Advisor Shares	119,056	133,674	26,550	56,038
Reinvestment of distributions:
Institutional Shares	1,236,172	188,021	54,569	51,770
Investor Shares	307,350	53,278	202,302	45,388
Advisor Shares	14,836	538	87	647
Redemption of shares:
Institutional Shares	(44,100,589)	(17,819,683)	(17,973,135)	(3,801,894)
Investor Shares	(3,721,563)	(211,427)	(15,355,320)	(1,179,864)
Advisor Shares	(186,243)	(9,321)	(91,522)	(11,945)
Increase (Decrease) in Shares Outstanding	82,020,696	21,999,920	15,611,905	22,297,045

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY
	EMERGING MARKETS
	SMALL-CAP FUND
	Year Ended	Period Ended
	June 30,	June 30,
	2016	2015*
OPERATIONS
Net investment income (loss)	$(85,965)	$199,181
Net realized gain (loss)	(38,258,677)	7,874,779
Net change in unrealized appreciation (depreciation)	(1,666,992)	13,827,711
Increase (Decrease) in Net Assets from Operations	(40,011,634)	21,901,671
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain:
Institutional Shares	(8,236,160)	—
Investor Shares	(267,081)	—
Total Distributions to Shareholders	(8,503,241)	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	125,620,842	172,179,444
Investor Shares	7,501,704	19,556,483
Reinvestment of distributions:
Institutional Shares	4,501,118	—
Investor Shares	244,075	—
Redemption of shares:
Institutional Shares	(60,180,293)	(4,525,254)
Investor Shares	(18,088,567)	(2,219,470)
Redemption fees:
Institutional Shares	—	46
Investor Shares	1	—
Increase (Decrease) from Capital Share Transactions	59,598,880	184,991,249
Increase (Decrease) in Net Assets	11,084,005	206,892,920
NET ASSETS
Beginning of year / period	206,892,920	—
End of year / period	$217,976,925	$206,892,920
Undistributed (Accumulated) net investment income (loss)	$(501,587)	$—
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	12,939,592	16,476,173
Investor Shares	729,171	1,814,477
Reinvestment of distributions:
Institutional Shares	463,679	—
Investor Shares	25,187	—
Redemption of shares:
Institutional Shares	(6,319,193)	(418,641)
Investor Shares	(1,763,461)	(190,007)
Increase (Decrease) in Shares Outstanding	6,074,975	17,682,002

*	Commenced operations on November 21, 2014. The information presented is for the period from November 21, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY GROWTH EQUITY FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013(g)
Net Asset Value, Beginning of Year / Period	$20.33	$19.10	$16.22	$14.58

Net Investment Income (Loss)(a)	(0.02)	0.02	—	0.01
Net Realized And Unrealized Gains (Losses)	0.13	1.82	2.99	1.66
Total from Investment Operations	$0.11	$1.84	$2.99	$1.67

Distributions from:
Net Investment Income	—	—	—	(0.03)
Net Realized Gains	(1.28)	(0.61)	(0.11)	—
Total Distributions to Shareholders	$(1.28)	$(0.61)	$(0.11)	$(0.03)

Redemption fees(a)	—	—(e )	—(e )	—(e	)

Net Asset Value, End of Year / Period	$19.16	$20.33	$19.10	$16.22

Total Return	0.49%	9.73%	18.46%	11.49	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$253,640	$259,098	$233,627	$116,575

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.12)%	0.09%	0.03%	0.30	%(c)
Net Expenses	0.72%	0.72%	0.74%	0.78	%(c)
Gross Expenses(d)	0.72%	0.72%	0.74%	0.78	%(c)
Portfolio Turnover Rate	24%	24%	25%	40	%(f)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2013.
(g)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY GROWTH EQUITY FUND

INVESTOR SHARES*
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$20.26	$19.07	$16.21	$13.80	$13.63

Net Investment Income (Loss)(a)	(0.05)	(0.01)	(0.02)	0.03	(0.05)
Net Realized And Unrealized Gains (Losses)	0.13	1.81	2.99	2.41	0.22
Total from Investment Operations	$0.08	$1.80	$2.97	$2.44	$0.17

Distributions from:
Net Investment Income	—	—	—	(0.03)	—
Net Realized Gains	(1.28)	(0.61)	(0.11)	—	—
Total Distributions to Shareholders	$(1.28)	$(0.61)	$(0.11)	$(0.03)	$—

Redemption fees(a)	—(c )	—(c )	—(c )	—(c )	—(c )

Net Asset Value, End of Year	$19.06	$20.26	$19.07	$16.21	$13.80

Total Return	0.34%	9.54%	18.35%	17.67%	1.25%

Net Assets at End of Year (000’s Omitted)	$1,916,472	$2,143,325	$2,497,036	$1,653,389	$954,560

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.27)%	(0.06)%	(0.12)%	0.17%	(0.35)%
Net Expenses	0.87%	0.87%	0.89%	0.91%	0.90%
Gross Expenses(b)	0.87%	0.87%	0.89%	0.91%	0.90%
Portfolio Turnover Rate	24%	24%	25%	40%	58%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY GROWTH EQUITY FUND

ADVISOR SHARES
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$19.60	$18.51	$15.78	$13.45	$13.31

Net Investment Income (Loss)(a)	(0.10)	(0.06)	(0.07)	(0.01)	(0.07)
Net Realized And Unrealized Gains (Losses)	0.13	1.76	2.91	2.35	0.21
Total from Investment Operations	$0.03	$1.70	$2.84	$2.34	$0.14

Distributions from:
Net Investment Income	—	—	—	(0.01)	—
Net Realized Gains	(1.28)	(0.61)	(0.11)	—	—
Total Distributions to Shareholders	$(1.28)	$(0.61)	$(0.11)	$(0.01)	$—

Redemption fees(a)	—(c )	—(c )	—(c )	—(c )	—(c )

Net Asset Value, End of Year	$18.35	$19.60	$18.51	$15.78	$13.45

Total Return	0.09%	9.28%	18.02%	17.43%	1.05%

Net Assets at End of Year (000’s Omitted)	$33,304	$44,587	$48,632	$21,478	$11,593

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.52)%	(0.31)%	(0.37)%	(0.07)%	(0.55)%
Net Expenses	1.12%	1.12%	1.14%	1.15%	1.10%
Gross Expenses(b)	1.12%	1.12%	1.14%	1.15%	1.10%
Portfolio Turnover Rate	24%	24%	25%	40%	58%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY VALUE EQUITY FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013(f)
Net Asset Value, Beginning of Year / Period	$17.52	$18.75	$14.74	$13.05

Net Investment Income (Loss)(a)	0.22	0.27	0.22	0.18
Net Realized And Unrealized Gains (Losses)	(1.73)	(0.68)	3.95	1.74
Total from Investment Operations	$(1.51)	$(0.41)	$4.17	$1.92

Distributions from:
Net Investment Income	(0.23)	(0.28)	(0.16)	(0.23)
Net Realized Gains	(1.96)	(0.54)	—	—
Total Distributions to Shareholders	$(2.19)	$(0.82)	$(0.16)	$(0.23)

Redemption fees(a)	—	—	—	—

Net Asset Value, End of Year / Period	$13.82	$17.52	$18.75	$14.74

Total Return	(8.57)%	(2.20)%	28.41%	14.99	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$13	$14	$15	$12

Ratios to Average Net Assets:
Net Investment Income (Loss)	1.45%	1.49%	1.31%	1.67	%(c)
Net Expenses	0.77%	0.75%	0.77%	0.81	%(c)
Gross Expenses(d)	0.77%	0.75%	0.77%	0.81	%(c)
Portfolio Turnover Rate	38%	45%	37%	57	%(e)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2013.
(f)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY VALUE EQUITY FUND

INVESTOR SHARES*
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$17.52	$18.75	$14.74	$12.30	$12.56

Net Investment Income (Loss)(a)	0.20	0.24	0.20	0.21	0.15
Net Realized And Unrealized Gains (Losses)	(1.74)	(0.68)	3.95	2.45	(0.33)
Total from Investment Operations	$(1.54)	$(0.44)	$4.15	$2.66	$(0.18)

Distributions from:
Net Investment Income	(0.20)	(0.25)	(0.14)	(0.22)	(0.08)
Net Realized Gains	(1.96)	(0.54)	—	—	—
Total Distributions to Shareholders	$(2.16)	$(0.79)	$(0.14)	$(0.22)	$(0.08)

Redemption fees(a)	—	—	—(c )	—(c )	—

Net Asset Value, End of Year	$13.82	$17.52	$18.75	$14.74	$12.30

Total Return	(8.74)%	(2.35)%	28.26%	21.91%	(1.35)%

Net Assets at End of Year (000’s Omitted)	$51,467	$166,808	$241,666	$160,800	$156,226

Ratios to Average Net Assets:
Net Investment Income (Loss)	1.30%	1.34%	1.16%	1.54%	1.27%
Net Expenses	0.92%	0.90%	0.92%	0.94%	0.91%
Gross Expenses(b)	0.92%	0.90%	0.92%	0.94%	0.91%
Portfolio Turnover Rate	38%	45%	37%	57%	72%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY VALUE EQUITY FUND

ADVISOR SHARES
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$17.62	$18.85	$14.82	$12.36	$12.62

Net Investment Income (Loss)(a)	0.16	0.20	0.15	0.16	0.13
Net Realized And Unrealized Gains (Losses)	(1.74)	(0.69)	3.98	2.49	(0.32)
Total from Investment Operations	$(1.58)	$(0.49)	$4.13	$2.65	$(0.19)

Distributions from:
Net Investment Income	(0.17)	(0.20)	(0.10)	(0.19)	(0.07)
Net Realized Gains	(1.96)	(0.54)	—	—	—
Total Distributions to Shareholders	$(2.13)	$(0.74)	$(0.10)	$(0.19)	$(0.07)

Redemption fees(a)	—	—(c )	—	—	—

Net Asset Value, End of Year	$13.91	$17.62	$18.85	$14.82	$12.36

Total Return	(8.97)%	(2.61)%	27.90%	21.63%	(1.45)%

Net Assets at End of Year (000’s Omitted)	$917	$1,183	$1,635	$1,615	$2,201

Ratios to Average Net Assets:
Net Investment Income (Loss)	1.05%	1.09%	0.91%	1.31%	1.07%
Net Expenses	1.17%	1.15%	1.17%	1.17%	1.11%
Gross Expenses(b)	1.17%	1.15%	1.17%	1.17%	1.11%
Portfolio Turnover Rate	38%	45%	37%	57%	72%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY FLEXIBLE EQUITY FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013(f)
Net Asset Value, Beginning of Year / Period	$15.92	$14.81	$12.28	$10.46

Net Investment Income (Loss)(a)	0.11	0.12	0.09	0.06
Net Realized And Unrealized Gains (Losses)	(0.77)	1.08	2.49	1.82
Total from Investment Operations	$(0.66)	$1.20	$2.58	$1.88

Distributions from:
Net Investment Income	(0.11)	(0.09)	(0.05)	(0.06)
Total Distributions to Shareholders	$(0.11)	$(0.09)	$(0.05)	$(0.06)

Redemption fees(a)	—	—	—	—

Net Asset Value, End of Year / Period	$15.15	$15.92	$14.81	$12.28

Total Return	(4.16)%	8.09%	21.06%	18.07	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$24,012	$4,240	$3,126	$12

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.71%	0.76%	0.66%	0.65	%(c)
Net Expenses	0.73%	0.76%	0.82%	1.00	%(c)
Gross Expenses(d)	0.73%	0.76%	0.81%	0.88	%(c)
Portfolio Turnover Rate	15%	7%	15%	12	%(e)
(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers or recoupments.
(e)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2013.
(f)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY FLEXIBLE EQUITY FUND

INVESTOR SHARES*
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$15.89	$14.79	$12.28	$9.68	$9.16

Net Investment Income (Loss)(a)	0.08	0.10	0.07	0.05	0.05
Net Realized And Unrealized Gains (Losses)	(0.76)	1.07	2.48	2.60	0.50
Total from Investment Operations	$(0.68)	$1.17	$2.55	$2.65	$0.55

Distributions from:
Net Investment Income	(0.09)	(0.07)	(0.04)	(0.05)	(0.03)
Total Distributions to Shareholders	$(0.09)	$(0.07)	$(0.04)	$(0.05)	$(0.03)

Redemption fees(a)	—(c )	—(c )	—(c )	—	—

Net Asset Value, End of Year	$15.12	$15.89	$14.79	$12.28	$9.68

Total Return	(4.30)%	7.92%	20.78%	27.51%	5.98%

Net Assets at End of Year (000’s Omitted)	$306,456	$268,569	$162,615	$82,783	$37,477

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.56%	0.61%	0.51%	0.50%	0.52%
Net Expenses	0.88%	0.91%	0.97%	1.15%	1.15%
Gross Expenses(b)	0.88%	0.91%	0.96%	1.05%	1.18%
Portfolio Turnover Rate	15%	7%	15%	12%	19%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers or recoupments.
(c)	Less than $0.01 per share.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY FLEXIBLE EQUITY FUND

ADVISOR SHARES
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$15.88	$14.77	$12.28	$9.68	$9.17

Net Investment Income (Loss)(a)	0.05	0.06	0.04	0.02	0.03
Net Realized And Unrealized Gains (Losses)	(0.77)	1.07	2.48	2.61	0.49
Total from Investment Operations	$(0.72)	$1.13	$2.52	$2.63	$0.52

Distributions from:
Net Investment Income	(0.04)	(0.02)	(0.03)	(0.03)	(0.01)
Total Distributions to Shareholders	$(0.04)	$(0.02)	$(0.03)	$(0.03)	$(0.01)

Redemption fees(a)	—(c )	—	—	—	—

Net Asset Value, End of Year	$15.12	$15.88	$14.77	$12.28	$9.68

Total Return	(4.56)%	7.68%	20.52%	27.25%	5.73%

Net Assets at End of Year (000’s Omitted)	$7,168	$11,540	$14,831	$6,115	$1,079

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.31%	0.36%	0.26%	0.30%	0.32%
Net Expenses	1.13%	1.16%	1.22%	1.35%	1.35%
Gross Expenses(b)	1.13%	1.16%	1.21%	1.30%	1.38%
Portfolio Turnover Rate	15%	7%	15%	12%	19%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers or recoupments.
(c)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY EQUITY INCOME FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013(f)
Net Asset Value, Beginning of Year / Period	$13.14	$13.70	$12.16	$11.07

Net Investment Income (Loss)(a)	0.28	0.29	0.29	0.21
Net Realized And Unrealized Gains (Losses)	(0.13)	0.08	1.99	1.19
Total from Investment Operations	$0.15	$0.37	$2.28	$1.40

Distributions from:
Net Investment Income	(0.29)	(0.30)	(0.29)	(0.23)
Net Realized Gains	(0.13)	(0.63)	(0.45)	(0.08)
Total Distributions to Shareholders	$(0.42)	$(0.93)	$(0.74)	$(0.31)

Redemption fees(a)	—	—	—	—

Net Asset Value, End of Year / Period	$12.87	$13.14	$13.70	$12.16

Total Return	1.31%	2.60%	19.30%	12.88	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$13,840	$18,134	$17,663	$11

Ratios to Average Net Assets:
Net Investment Income (Loss)	2.24%	2.16%	2.23%	2.53	%(c)
Net Expenses	0.75%	0.75%	0.77%	0.80	%(c)
Gross Expenses(d)	0.75%	0.75%	0.77%	0.80	%(c)
Portfolio Turnover Rate	17%	18%	32%	21	%(e)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2013.
(f)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY EQUITY INCOME FUND

INVESTOR SHARES*
	Year / Period Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013	2012(f)
Net Asset Value, Beginning of Year / Period	$13.13	$13.69	$12.16	$10.49	$10.00

Net Investment Income (Loss)(a)	0.26	0.27	0.27	0.27	0.15
Net Realized And Unrealized Gains (Losses)	(0.13)	0.08	1.98	1.76	0.46
Total from Investment Operations	$0.13	$0.35	$2.25	$2.03	$0.61

Distributions from:
Net Investment Income	(0.27)	(0.28)	(0.27)	(0.28)	(0.12)
Net Realized Gains	(0.13)	(0.63)	(0.45)	(0.08)	—
Total Distributions to Shareholders	$(0.40)	$(0.91)	$(0.72)	$(0.36)	$(0.12)

Redemption fees(a)	—	—	—	—(e )	—(e	)

Net Asset Value, End of Year / Period	$12.86	$13.13	$13.69	$12.16	$10.49

Total Return	1.15%	2.45%	19.04%	19.62%	6.11	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$112,116	$183,001	$180,372	$173,599	$106,075

Ratios to Average Net Assets:
Net Investment Income (Loss)	2.09%	2.01%	2.08%	2.37%	2.82	%(c)
Net Expenses	0.90%	0.90%	0.92%	0.96%	0.99	%(c)
Gross Expenses(d)	0.90%	0.90%	0.92%	0.96%	0.99	%(c)
Portfolio Turnover Rate	17%	18%	32%	21%	14	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 29, 2011. The information presented is for the period from December 29, 2011 to June 30, 2012.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY EQUITY INCOME FUND

ADVISOR SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013	2012(f)
Net Asset Value, Beginning of Year / Period	$13.11	$13.67	$12.14	$10.48	$10.00

Net Investment Income (Loss)(a)	0.23	0.24	0.24	0.25	0.14
Net Realized And Unrealized Gains (Losses)	(0.13)	0.07	1.98	1.75	0.46
Total from Investment Operations	$0.10	$0.31	$2.22	$2.00	$0.60

Distributions from:
Net Investment Income	(0.24)	(0.24)	(0.24)	(0.26)	(0.12)
Net Realized Gains	(0.13)	(0.63)	(0.45)	(0.08)	—
Total Distributions to Shareholders	$(0.37)	$(0.87)	$(0.69)	$(0.34)	$(0.12)

Redemption fees(a)	—	—	—	—	—(e	)

Net Asset Value, End of Year / Period	$12.84	$13.11	$13.67	$12.14	$10.48

Total Return	0.90%	2.19%	18.79%	19.33%	5.95	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$2,980	$3,148	$3,298	$2,346	$636

Ratios to Average Net Assets:
Net Investment Income (Loss)	1.84%	1.76%	1.83%	2.13%	2.60	%(c)
Net Expenses	1.15%	1.15%	1.17%	1.20%	1.19	%(c)
Gross Expenses (d)	1.15%	1.15%	1.17%	1.20%	1.19	%(c)
Portfolio Turnover Rate	17%	18%	32%	21%	14	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 29, 2011. The information presented is for the period from December 29, 2011 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY SUSTAINABLE GROWTH FUND*

INSTITUTIONAL SHARES
	Year Ended:
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$15.69	$14.11	$11.64	$10.00

Net Investment Income (Loss)(a)	(0.02)	(0.02)	—	—
Net Realized And Unrealized Gains (Losses)	1.13	1.91	2.61	1.65
Total from Investment Operations	$1.11	$1.89	$2.61	$1.65

Distributions from:
Net Realized Gains	(0.75)	(0.31)	(0.14)	(0.01)
Total Distributions to Shareholders	$(0.75)	$(0.31)	$(0.14)	$(0.01)

Redemption fees(a)	—(c )	—(c )	—	—

Net Asset Value, End of Year	$16.05	$15.69	$14.11	$11.64

Total Return	7.17%	13.50%	22.51%	16.47%

Net Assets at End of Year (000’s Omitted)	$122,008	$67,789	$30,374	$32,045

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.11)%	(0.11)%	(0.01)%	0.03%
Net Expenses	0.74%	0.75%	0.77%	0.86%
Gross Expenses(b)	0.74%	0.75%	0.77%	0.86%
Portfolio Turnover Rate	30%	37%	30%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
*
Commenced operations on June 29, 2012.  No financial highlights are presented for the period from June 29, 2012 to June 30, 2012, as the Fund did not make any investments, earn any income or incur any expenses during the Year.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY SUSTAINABLE GROWTH FUND*

INVESTOR SHARES
	Year Ended:
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$15.61	$14.06	$11.62	$10.00

Net Investment Income (Loss)(a)	(0.04)	(0.04)	(0.02)	(0.01)
Net Realized And Unrealized Gains (Losses)	1.12	1.90	2.60	1.64
Total from Investment Operations	$1.08	$1.86	$2.58	$1.63

Distributions from:
Net Realized Gains	(0.75)	(0.31)	(0.14)	(0.01)
Total Distributions to Shareholders	$(0.75)	$(0.31)	$(0.14)	$(0.01)

Redemption fees(a)	—(c )	—(c )	—	—

Net Asset Value, End of Year	$15.94	$15.61	$14.06	$11.62

Total Return	7.01%	13.34%	22.29%	16.27%

Net Assets at End of Year (000’s Omitted)	$25,676	$11,206	$46,823	$24,028

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.26)%	(0.26)%	(0.16)%	(0.12)%
Net Expenses	0.89%	0.90%	0.92%	1.01%
Gross Expenses(b)	0.89%	0.90%	0.92%	1.01%
Portfolio Turnover Rate	30%	37%	30%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
*
Commenced operations on June 29, 2012.  No financial highlights are presented for the period from June 29, 2012 to June 30, 2012, as the Fund did not make any investments, earn any income or incur any expenses during the Year.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY SUSTAINABLE GROWTH FUND*

ADVISOR SHARES
	Year Ended:
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$15.50	$14.00	$11.60	$10.00

Net Investment Income (Loss)(a)	(0.08)	(0.07)	(0.05)	(0.04)
Net Realized And Unrealized Gains (Losses)	1.11	1.88	2.59	1.65
Total from Investment Operations	$1.03	$1.81	$2.54	$1.61

Distributions from:
Net Realized Gains	(0.75)	(0.31)	(0.14)	(0.01)
Total Distributions to Shareholders	$(0.75)	$(0.31)	$(0.14)	$(0.01)

Redemption fees(a)	—(c )	—(c )	—(c )	—(c )

Net Asset Value, End of Year	$15.78	$15.50	$14.00	$11.60

Total Return	6.73%	13.03%	21.99%	16.07%

Net Assets at End of Year (000’s Omitted)	$201,727	$137,410	$132,846	$124,256

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.51)%	(0.51)%	(0.41)%	(0.37)%
Net Expenses	1.14%	1.15%	1.17%	1.26%
Gross Expenses (b)	1.14%	1.15%	1.17%	1.26%
Portfolio Turnover Rate	30%	37%	30%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
*
Commenced operations on June 29, 2012.  No financial highlights are presented for the period from June 29, 2012 to June 30, 2012, as the Fund did not make any investments, earn any income or incur any expenses during the period.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY SMALL-CAP GROWTH FUND

INSTITUTIONAL SHARES*
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$35.91	$35.85	$31.67	$28.36	$29.56

Net Investment Income Loss(a)	(0.14)	(0.18)	(0.22)	(0.07)	(0.21)
Net Realized And Unrealized Gains (Losses)	0.51	4.45	6.08	6.07	(0.72)
Total from Investment Operations	$0.37	$4.27	$5.86	$6.00	$(0.93)

Distributions from:
Net Realized Gains	(5.09)	(4.21)	(1.68)	(2.69)	(0.27)
Total Distributions to Shareholders	$(5.09)	$(4.21)	$(1.68)	$(2.69)	$(0.27)

Redemption fees(a)	—	—	—	—	—

Net Asset Value, End of Year	$31.19	$35.91	$35.85	$31.67	$28.36

Total Return	1.61%	12.98%	18.59%	22.84%	(3.08)%

Net Assets at End of Year (000’s Omitted)	$17,037	$12,841	$8,497	$7,347	$6,944

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.45)%	(0.51)%	(0.63)%	(0.24)%	(0.77)%
Net Expenses	0.98%	0.99%	1.01%	1.05%	1.11%
Gross Expenses(b)	0.98%	0.99%	1.01%	1.05%	1.11%
Portfolio Turnover Rate	32%	28%	19%	48%	66%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
*	Prior to October 19, 2012, Institutional Shares were known as D Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY SMALL-CAP GROWTH FUND

INVESTOR SHARES*
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$18.05	$18.04	$15.96	$14.31	$15.07

Net Investment Income Loss(a)	(0.10)	(0.11)	(0.14)	(0.05)	(0.11)
Net Realized And Unrealized Gains (Losses)	0.26	2.24	3.07	3.06	(0.38)
Total from Investment Operations	$0.16	$2.13	$2.93	$3.01	$(0.49)

Distributions from:
Net Realized Gains	(2.56)	(2.12)	(0.85)	(1.36)	(0.27)
Total Distributions to Shareholders	$(2.56)	$(2.12)	$(0.85)	$(1.36)	$(0.27)

Redemption fees(a)	—(c )	—(c )	—(c )	—(c )	—(c )

Net Asset Value, End of Year	$15.65	$18.05	$18.04	$15.96	$14.31

Total Return	1.43%	12.86%	18.42%	22.68%	(3.12)%

Net Assets at End of Year (000’s Omitted)	$268,390	$262,426	$285,287	$281,027	$215,311

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.60)%	(0.66)%	(0.78)%	(0.36)%	(0.82)%
Net Expenses	1.13%	1.14%	1.16%	1.17%	1.16%
Gross Expenses(b)	1.13%	1.14%	1.16%	1.17%	1.16%
Portfolio Turnover Rate	32%	28%	19%	48%	66%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY SMALL-CAP GROWTH FUND

ADVISOR SHARES
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$17.35	$17.39	$15.43	$13.86	$14.65

Net Investment Income Loss(a)	(0.13)	(0.15)	(0.18)	(0.09)	(0.14)
Net Realized And Unrealized Gains (Losses)	0.26	2.15	2.96	2.97	(0.38)
Total from Investment Operations	$0.13	$2.00	$2.78	$2.88	$(0.52)

Distributions from:
Net Realized Gains	(2.46)	(2.04)	(0.82)	(1.31)	(0.27)
Total Distributions to Shareholders	$(2.46)	$(2.04)	$(0.82)	$(1.31)	$(0.27)

Redemption fees(a)	—(c )	—	—	—	—(c )

Net Asset Value, End of Year	$15.02	$17.35	$17.39	$15.43	$13.86

Total Return	1.27%	12.54%	18.07%	22.45%	(3.41)%

Net Assets at End of Year (000’s Omitted)	$9,704	$6,348	$7,300	$5,493	$2,875

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.85)%	(0.91)%	(1.03)%	(0.60)%	(1.07)%
Net Expenses	1.38%	1.39%	1.41%	1.41%	1.41%
Gross Expenses(b)	1.38%	1.39%	1.41%	1.41%	1.41%
Portfolio Turnover Rate	32%	28%	19%	48%	66%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013(g)
Net Asset Value, Beginning of Year / Period	$23.61	$23.96	$20.06	$16.77

Net Investment Income (Loss)(a)	0.13	0.10	0.12	0.06
Net Realized And Unrealized Gains (Losses)	(0.44)	0.86	4.91	3.30
Total from Investment Operations	$(0.31)	$0.96	$5.03	$3.36

Distributions from:
Net Investment Income	(0.10)	(0.14)	(0.19)	(0.07)
Net Realized Gains	(0.45)	(1.17)	(0.94)	—
Total Distributions to Shareholders	$(0.55)	$(1.31)	$(1.13)	$(0.07)

Redemption fees(a)	—(e )	—(e )	—	—

Net Asset Value, End of Year / Period	$22.75	$23.61	$23.96	$20.06

Total Return	(1.17)%	4.04%	25.37%	20.13	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$156,205	$75,994	$19,515	$1,061

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.59%	0.43%	0.51%	1.14	%(c)
Net Expenses	0.98%	0.98%	1.00%	1.05	%(c)
Gross Expenses (d)	0.98%	0.98%	1.00%	1.05	%(c)
Portfolio Turnover Rate	30%	26%	30%	34	%(f)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2013.
(g)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

INVESTOR SHARES*
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$23.59	$23.94	$20.06	$15.65	$16.89

Net Investment Income (Loss)(a)	0.10	0.07	0.08	0.18	0.10
Net Realized And Unrealized Gains (Losses)	(0.44)	0.86	4.90	4.29	(0.51)
Total from Investment Operations	$(0.34)	$0.93	$4.98	$4.47	$(0.41)

Distributions from:
Net Investment Income	(0.07)	(0.11)	(0.16)	(0.06)	(0.12)
Net Realized Gains	(0.45)	(1.17)	(0.94)	—	(0.71)
Total Distributions to Shareholders	$(0.52)	$(1.28)	$(1.10)	$(0.06)	$(0.83)

Redemption fees(a)	—(c )	—(c )	—(c )	—(c )	—(c )

Net Asset Value, End of Year	$22.73	$23.59	$23.94	$20.06	$15.65

Total Return	(1.32)%	3.90%	25.13%	28.64%	(1.90)%

Net Assets at End of Year (000’s Omitted)	$774,547	$748,003	$567,799	$371,018	$194,719

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.44%	0.28%	0.36%	1.01%	0.64%
Net Expenses	1.13%	1.13%	1.15%	1.18%	1.19%
Gross Expenses(b)	1.13%	1.13%	1.15%	1.18%	1.19%
Portfolio Turnover Rate	30%	26%	30%	34%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

ADVISOR SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013	2012(g)
Net Asset Value, Beginning of Year / Period	$23.48	$23.87	$20.01	$15.63	$16.39

Net Investment Income (Loss)(a)	0.04	0.01	0.02	0.03	0.07
Net Realized And Unrealized Gains (Losses)	(0.44)	0.85	4.89	4.38	(0.01)
Total from Investment Operations	$(0.40)	$0.86	$4.91	$4.41	$0.06

Distributions from:
Net Investment Income	(0.01)	(0.08)	(0.11)	(0.03)	(0.11)
Net Realized Gains	(0.45)	(1.17)	(0.94)	—	(0.71)
Total Distributions to Shareholders	$(0.46)	$(1.25)	$(1.05)	$(0.03)	$(0.82)

Redemption fees(a)	—(e )	—	—(e )	—	—(e	)

Net Asset Value, End of Year / Period	$22.62	$23.48	$23.87	$20.01	$15.63

Total Return	(1.58)%	3.61%	24.83%	28.28%	0.90	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$52,883	$58,583	$21,416	$15,764	$418

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.19%	0.03%	0.11%	0.75%	0.44	%(c)
Net Expenses	1.38%	1.38%	1.40%	1.44%	1.39	%(c)
Gross Expenses (d)	1.38%	1.38%	1.40%	1.44%	1.39	%(c)
Portfolio Turnover Rate	30%	26%	30%	34%	36	%(f)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2012.
(g)	Advisor Shares commenced operations July 28, 2011. The information presented is for the period from July 28, 2011 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY MULTI-STRATEGY FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,
	2016	2015(f)
Net Asset Value, Beginning of Year / Period	$10.07	$10.00

Net Investment Income (Loss)(a)	0.05	(0.05)
Net Realized And Unrealized Gains (Losses)	(0.25)	0.17
Total from Investment Operations	$(0.20)	$0.12

Distributions from:
Net Investment Income	(0.03)	(0.05)
Net Realized Gains	(0.07)	—
Total Distributions to Shareholders	$(0.10)	$(0.05)

Redemption fees(a)	—	—

Net Asset Value, End of Year / Period	$9.77	$10.07

Total Return	(1.93)%	1.23	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$2,947	$2,319

Ratios to Average Net Assets:
Net Investment Income (Loss)(g)	0.50%	(0.67	)%(c)
Net Expenses(h)	1.10%	1.44	%(c)(e)
Gross Expenses(d)(h)	1.96%	3.05	%(c)
Portfolio Turnover Rate	0%	53	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Effective May 7, 2015, the Fund lowered its expense cap from 1.60% to 1.10%. For the period from May 7, 2015 to June 30, 2015, the net expense ratio was 1.10%
(f)	Commenced operations on October 31, 2014. The information presented is for the period from October 31, 2014 to June 30, 2015.
(g)
The Net Investment Income (Loss) ratio includes income actually earned and received by the Fund from the dividend distributions made to it by the underlying investment companies in which it invests, as disclosed on the Statement of Operations and in further detail within the “Investments in Affiliates – Multi-Strategy Fund” section of Note 3. The Net Investment Income (Loss) ratio does not include any other pro-rata amounts of the net investment income of the underlying investment companies in which it invests.

(h)
The Gross and Net Expense ratios include the actual gross and net expenses incurred by the Fund as disclosed on the Statement of Operations. The Gross and Net Expense ratios do not include any other pro-rata amounts of expenses incurred by the underlying investment companies in which the Fund invests (known as Acquired Fund Fees and Expenses).

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout the period.

BROWN ADVISORY GLOBAL LEADERS FUND

INVESTOR SHARES
	Period Ended
	June 30,
	2016(e)
Net Asset Value, Beginning of Period	$10.00

Net Investment Income (Loss)(a)	0.05
Net Realized And Unrealized Gains (Losses)	(0.40)
Total from Investment Operations	$(0.35)

Redemption fees(a)	—

Net Asset Value, End of Period	$9.65

Total Return	(3.50	)%(b)

Net Assets at End of Period (000’s Omitted)	$26,367

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.55	%(c)
Net Expenses	0.85	%(c)
Gross Expenses(d)	1.41	%(c)
Portfolio Turnover Rate	53	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on July 1, 2015. The information presented is for the period from July 1, 2015 (end of day) to June 30, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY INTERMEDIATE INCOME FUND

INVESTOR SHARES*
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$10.63	$10.74	$10.85	$11.37	$11.28

Net Investment Income (Loss)(a)	0.20	0.19	0.17	0.19	0.24
Net Realized And Unrealized Gains (Losses)	0.22	(0.08)	0.12	(0.26)	0.36
Total from Investment Operations	$0.42	$0.11	$0.29	$(0.07)	$0.60

Distributions from:
Net Investment Income	(0.21)	(0.22)	(0.18)	(0.25)	(0.25)
Net Realized Gains	(0.06)	—	(0.22)	(0.20)	(0.26)
Total Distributions to Shareholders	$(0.27)	$(0.22)	$(0.40)	$(0.45)	$(0.51)

Redemption fees(a)	—(c )	—(c )	—(c )	—(c )	—(c )

Net Asset Value, End of Year	$10.78	$10.63	$10.74	$10.85	$11.37

Total Return	3.99%	1.01%	2.66%	(0.72)%	5.42%

Net Assets at End of Year (000’s Omitted)	$137,900	$140,006	$207,371	$241,543	$292,556

Ratios to Average Net Assets:
Net Investment Income Loss(d)	1.92%	1.78%	1.54%	1.66%	2.15%
Net Expenses(e)	0.43%	0.45%	0.52%	0.52%	0.50%
Gross Expenses(b)(e)	0.50%	0.50%	0.52%	0.52%	0.50%
Portfolio Turnover Rate	68%	130%	162%	111%	75%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
(d)
The Net Investment Income (Loss) ratio includes income actually earned by the Fund from its investments in fixed income securities as well as from dividend distributions made to it by the underlying investment companies in which it invests, as disclosed on the Statement of Operations and in further detail within the “Investments in Affiliates – Intermediate Income Fund” section of Note 3. The Net Investment Income ratio does not include any other pro-rata amounts of the net investment income of the underlying investment companies in which it invests.

(e)
The Gross and Net Expense ratios include the actual gross and net expenses incurred by the Fund as disclosed on the Statement of Operations. The Gross and Net Expense ratios do not include any other pro-rata amounts of expenses ’incurred by the underlying investment companies in which the Fund invests (known as Acquired Fund Fees and Expenses). For further details regarding the expenses waived in this fund, refer to the “investments in Affiliates – Intermediate Income Fund” section of Note 3.

*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY INTERMEDIATE INCOME FUND

ADVISOR SHARES
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$10.42	$10.53	$10.65	$11.16	$11.08

Net Investment Income (Loss)(a)	0.17	0.16	0.14	0.16	0.22
Net Realized And Unrealized Gains (Losses)	0.21	(0.08)	0.11	(0.25)	0.35
Total from Investment Operations	$0.38	$0.08	$0.25	$(0.09)	$0.57

Distributions from:
Net Investment Income	(0.18)	(0.19)	(0.15)	(0.22)	(0.23)
Net Realized Gains	(0.06)	—	(0.22)	(0.20)	(0.26)
Total Distributions to Shareholders	$(0.24)	$(0.19)	$(0.37)	$(0.42)	$(0.49)

Redemption fees(a)	—	—	—	—	—(c )

Net Asset Value, End of Year	$10.56	$10.42	$10.53	$10.65	$11.16

Total Return	3.71%	0.78%	2.36%	(0.87)%	5.21%

Net Assets at End of Year (000’s Omitted)	$8,972	$9,608	$12,613	$16,149	$19,540

Ratios to Average Net Assets:
Net Investment Income Loss(d)	1.67%	1.53%	1.29%	1.43%	1.94%
Net Expenses(e)	0.68%	0.70%	0.77%	0.75%	0.71%
Gross Expenses(b)(e)	0.75%	0.75%	0.77%	0.75%	0.71%
Portfolio Turnover Rate	68%	130%	162%	111%	75%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
(d)
The Net Investment Income (Loss) ratio includes income actually earned by the Fund from its investments in fixed income securities as well as from dividend distributions made to it by the underlying investment companies in which it invests, as disclosed on the Statement of Operations and in further detail within the “Investments in Affiliates – Intermediate Income Fund” section of Note 3. The Net Investment Income ratio does not include any other pro-rata amounts of the net investment income of the underlying investment companies in which it invests.

(e)
The Gross and Net Expense ratios include the actual gross and net expenses incurred by the Fund as disclosed on the Statement of Operations. The Gross and Net Expense ratios do not include any other pro-rata amounts of expenses ’incurred by the underlying investment companies in which the Fund invests (known as Acquired Fund Fees and Expenses). For further details regarding the expenses waived in this fund, refer to the “investments in Affiliates – Intermediate Income Fund” section of Note 3.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY TOTAL RETURN FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,
	2016	2015(e)
Net Asset Value, Beginning of Year / Period	$9.83	$10.00

Net Investment Income (Loss)(a)	0.25	0.13
Net Realized And Unrealized Gains (Losses)	0.37	(0.19)
Total from Investment Operations	$0.62	$(0.06)

Distributions from:
Net Investment Income	(0.27)	(0.11)
Total Distributions to Shareholders	$(0.27)	$(0.11)

Redemption fees(a)	—	—

Net Asset Value, End of Year / Period	$10.18	$9.83

Total Return	6.46%	(0.60	)%(b)

Net Assets at End of Year / Period (000’s Omitted)	$83,854	$73,735

Ratios to Average Net Assets:
Net Investment Income (Loss)	2.55%	1.89	%(c)
Net Expenses	0.51%	0.54	%(c)
Gross Expenses(d)	0.51%	0.54	%(c)
Portfolio Turnover Rate	218%	235	%(b)
(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on October 30, 2014. The information presented is for the period from October 30, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY TOTAL RETURN FUND

INVESTOR SHARES
	Year / Period Ended:
	June 30,	June 30,
	2016	2015(e)
Net Asset Value, Beginning of Year / Period	$9.83	$10.00

Net Investment Income (Loss)(a)	0.25	0.12
Net Realized And Unrealized Gains (Losses)	0.37	(0.18)
Total from Investment Operations	$0.62	$(0.06)

Distributions from:
Net Investment Income	(0.27)	(0.11)
Total Distributions to Shareholders	$(0.27)	$(0.11)

Redemption fees(a)	—	—

Net Asset Value, End of Year / Period	$10.18	$9.83

Total Return	6.40%	(0.63	)%(b)

Net Assets at End of Year / Period (000’s Omitted)	$1,957	$9,081

Ratios to Average Net Assets:
Net Investment Income (Loss)	2.50%	1.84	%(c)
Net Expenses	0.56%	0.59	%(c)
Gross Expenses(d)	0.56%	0.59	%(c)
Portfolio Turnover Rate	218%	235	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on October 30, 2014. The information presented is for the period from October 30, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY STRATEGIC BOND FUND

INVESTOR SHARES
	Year / Period Ended:
	June 30,	June 30,
	2016	2015(f)
Net Asset Value, Beginning of Year / Period	$9.83	$10.07

Net Investment Income (Loss)(a)	0.30	0.16
Net Realized And Unrealized Gains (Losses)	(0.19)	(0.35)
Total from Investment Operations	$0.11	$(0.19)

Distributions from:
Net Investment Income	(0.47)	(0.05)
Total Distributions to Shareholders	$(0.47)	$(0.05)

Redemption fees(a)	—	—

Net Asset Value, End of Year / Period	$9.47	$9.83

Total Return	1.18%	(1.85	)%(b)

Net Assets at End of Year / Period (000’s Omitted)	$39,211	$59,680

Ratios to Average Net Assets:
Net Investment Income (Loss)	3.21%	2.42	%(c)
Net Expenses	0.70%	0.70	%(c)
Gross Expenses(d)	0.73%	0.72	%(c)
Portfolio Turnover Rate	288%	317	%(e)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized
(c)	Annualized
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2015.
(f)	Commenced operations on October 31, 2014. The information presented is for the period from October 31, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY STRATEGIC BOND FUND

ADVISOR SHARES
	Year / Period Ended:
	June 30,	June 30,		June 30,	June 30,	June 30,
	2016	2015		2014	2013	2012(g)
Net Asset Value, Beginning of Year / Period	$9.82	$10.04		$9.68	$9.68	$10.00

Net Investment Income (Loss)(a)	0.28	0.19		(0.01)	(0.09)	(0.04)
Net Realized And Unrealized Gains (Losses)	(0.20)	(0.37)		0.42	0.29	(0.27)
Total from Investment Operations	$0.08	$(0.18)		$0.41	$0.20	$(0.31)

Distributions from:
Net Investment Income	(0.43)	(0.04)		(0.05)	(0.20)	(0.01)
Total Distributions to Shareholders	$(0.43)	$(0.04)		$(0.05)	$(0.20)	$(0.01)

Redemption fees(a)	—	—		—	—(e )	—(e	)

Net Asset Value, End of Year / Period	$9.47	$9.82		$10.04	$9.68	$9.68

Total Return	0.84%	(1.80)%		4.22%	2.09%	(3.09	)%(b)

Net Assets at End of Year / Period (000’s Omitted)	$865	$1,692		$24,399	$25,570	$29,541

Ratios to Average Net Assets:
Net Investment Income (Loss)	2.96%	1.91%		(0.07)%	(0.87)%	(0.56	)%(c)
Net Expenses	0.95%	1.21	%(f)	1.33%	1.40%	1.40	%(c)
Gross Expenses(d)	0.98%	1.22	%(f)	1.33%	1.40%	1.40	%(c)
Portfolio Turnover Rate	288%	317%		1010%	992%	1290	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized
(c)	Annualized
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)
On October 31, 2015, the expense cap for this share class was lowered to 0.95%.  For the period from October 31, 2014 to June 30, 2015, the net and gross expense ratios were 0.95% and 0.97%, respectively.

(g)	Commenced operations on September 30, 2011. The information presented is for the period from September 30, 2011 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year.

BROWN ADVISORY MARYLAND BOND FUND

INVESTOR SHARES*
	Year Ended:
	June 30,	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$10.65	$10.82	$10.81	$11.06	$10.85

Net Investment Income (Loss)(a)	0.23	0.18	0.21	0.21	0.25
Net Realized And Unrealized Gains (Losses)	0.32	(0.12)	0.10	(0.23)	0.26
Total from Investment Operations	$0.55	$0.06	$0.31	$(0.02)	$0.51

Distributions from:
Net Investment Income	(0.23)	(0.18)	(0.21)	(0.21)	(0.25)
Net Realized Gains	(0.05)	(0.05)	(0.09)	(0.02)	(0.05)
Total Distributions to Shareholders	$(0.28)	$(0.23)	$(0.30)	$(0.23)	$(0.30)

Redemption fees(a)	—	—(c )	—	—(c )	—(c )

Net Asset Value, End of Year	$10.92	$10.65	$10.82	$10.81	$11.06

Total Return	5.24%	0.58%	2.94%	(0.25)%	4.69%

Net Assets at End of Year (000’s Omitted)	$183,705	$199,469	$205,717	$252,166	$250,087

Ratios to Average Net Assets:
Net Investment Income (Loss)	2.12%	1.66%	1.99%	1.86%	2.23%
Net Expenses	0.48%	0.49%	0.52%	0.52%	0.51%
Gross Expenses(b)	0.48%	0.49%	0.52%	0.52%	0.51%
Portfolio Turnover Rate	80%	61%	56%	30%	16%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year.

BROWN ADVISORY TAX EXEMPT BOND FUND*

INVESTOR SHARES
	Year Ended:
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$9.93	$10.03	$9.84	$10.00

Net Investment Income (Loss)(a)	0.25	0.18	0.19	0.13
Net Realized And Unrealized Gains (Losses)	0.33	(0.10)	0.19	(0.12)
Total from Investment Operations	$0.58	$0.08	$0.38	$0.01

Distributions from:
Net Investment Income	(0.25)	(0.18)	(0.19)	(0.13)
Net Realized Gains	—	—	—(c )	(0.04)
Total Distributions to Shareholders	$(0.25)	$(0.18)	$(0.19)	$(0.17)

Redemption fees(a)	—	—(c )	—	—(c )

Net Asset Value, End of Year	$10.26	$9.93	$10.03	$9.84

Total Return	5.94%	0.78%	3.94%	0.03%

Net Assets at End of Year (000’s Omitted)	$233,675	$224,154	$205,177	$161,891

Ratios to Average Net Assets:
Net Investment Income (Loss)	2.51%	1.78%	1.96%	1.35%
Net Expenses	0.49%	0.50%	0.52%	0.55%
Gross Expenses(b)	0.49%	0.50%	0.52%	0.55%
Portfolio Turnover Rate	119%	109%	157%	87%

(a)	Calculated based on average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
*
Commenced operations on June 29, 2012.  No financial highlights are presented for the period from June 29, 2012 to June 30, 2012, as the Fund did not make any investments, earn any income or incur any expenses during the period.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY MORTGAGE SECURITIES FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,
	2016	2015	2014(e)
Net Asset Value, Beginning of Year / Period	$10.06	$10.16	$10.15

Net Investment Income (Loss)(a)	0.22	0.27	0.03
Net Realized And Unrealized Gains (Losses)	0.21	0.01	0.02
Total from Investment Operations	$0.43	$0.28	$0.05

Distributions from:
Net Investment Income	(0.25)	(0.30)	(0.04)
Net Realized Gains	(0.04)	(0.08)	—
Total Distributions to Shareholders	$(0.29)	$(0.38)	$(0.04)

Redemption fees(a)	—	—	—

Net Asset Value, End of Year / Period	$10.20	$10.06	$10.16

Total Return	4.32%	2.74%	0.49	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$377,908	$206,299	$131,415

Ratios to Average Net Assets:
Net Investment Income (Loss)	2.12%	2.68%	1.98	%(c)
Net Expenses	0.45%	0.47%	0.52	%(c)
Gross Expenses(d)	0.45%	0.47%	0.52	%(c)
Portfolio Turnover Rate	244%	147%	88	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on May 13, 2014. The information presented is for the period from May 13, 2014 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY MORTGAGE SECURITIES FUND

INVESTOR SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,
	2016	2015	2014(e)
Net Asset Value, Beginning of Year / Period	$10.06	$10.16	$10.00

Net Investment Income (Loss)(a)	0.21	0.27	0.10
Net Realized And Unrealized Gains (Losses)	0.22	—	0.16
Total from Investment Operations	$0.43	$0.27	$0.26

Distributions from:
Net Investment Income	(0.24)	(0.29)	(0.10)
Net Realized Gains	(0.04)	(0.08)	—
Total Distributions to Shareholders	$(0.28)	$(0.37)	$(0.10)

Redemption fees(a)	—	—	—

Net Asset Value, End of Year / Period	$10.21	$10.06	$10.16

Total Return	4.33%	2.68%	2.62	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$1,793	$28,649	$67,776

Ratios to Average Net Assets:
Net Investment Income (Loss)	2.07%	2.63%	1.93	%(c)
Net Expenses	0.50%	0.52%	0.57	%(c)
Gross Expenses(d)	0.50%	0.52%	0.57	%(c)
Portfolio Turnover Rate	244%	147%	88	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on December 26, 2013. The information presented is for the period from December 26, 2013 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY – WMC STRATEGIC EUROPEAN EQUITY FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,
	2016	2015	2014(f)
Net Asset Value, Beginning of Year / Period	$10.20	$10.46	$10.00

Net Investment Income (Loss)(a)	0.13	0.14	0.14
Net Realized And Unrealized Gains (Losses)	(0.40)	(0.29)	0.32
Total from Investment Operations	$(0.27)	$(0.15)	$0.46

Distributions from:
Net Investment Income	(0.03)	(0.11)	—
Total Distributions to Shareholders	$(0.03)	$(0.11)	$—

Redemption fees(a)	—(e )	—	—

Net Asset Value, End of Year / Period	$9.90	$10.20	$10.46

Total Return	(2.68)%	(1.42)%	4.60	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$1,059,870	$240,182	$202,616

Ratios to Average Net Assets:
Net Investment Income (Loss)	1.30%	1.35%	2.01	%(c)
Net Expenses	1.11%	1.13%	1.23	%(c)
Gross Expenses(d)	1.11%	1.13%	1.23	%(c)
Portfolio Turnover Rate	31%	48%	25	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on October 21, 2013. The information presented is for the period from October 21, 2013 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY – WMC STRATEGIC EUROPEAN EQUITY FUND

INVESTOR SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,
	2016	2015	2014(f)
Net Asset Value, Beginning of Year / Period	$10.19	$10.45	$10.00

Net Investment Income (Loss)(a)	0.12	0.12	0.13
Net Realized And Unrealized Gains (Losses)	(0.41)	(0.29)	0.32
Total from Investment Operations	$(0.29)	$(0.17)	$0.45

Distributions from:
Net Investment Income	—	(0.09)	—
Total Distributions to Shareholders	$—	$(0.09)	$—

Redemption fees(a)	—	—(e )	—

Net Asset Value, End of Year / Period	$9.90	$10.19	$10.45

Total Return	(2.85)%	(1.56)%	4.50	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$13,031	$25,840	$18,011

Ratios to Average Net Assets:
Net Investment Income (Loss)	1.15%	1.20%	1.86	%(c)
Net Expenses	1.26%	1.28%	1.38	%(c)
Gross Expenses(d)	1.26%	1.28%	1.38	%(c)
Portfolio Turnover Rate	31%	48%	25	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on October 21, 2013. The information presented is for the period from October 21, 2013 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY – WMC STRATEGIC EUROPEAN EQUITY FUND

ADVISOR SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,
	2016	2015	2014(f)
Net Asset Value, Beginning of Year / Period	$10.17	$10.44	$10.00

Net Investment Income (Loss)(a)	0.09	0.10	0.11
Net Realized And Unrealized Gains (Losses)	(0.41)	(0.29)	0.33
Total from Investment Operations	$(0.32)	$(0.19)	$0.44

Distributions from:
Net Investment Income	—	(0.08)	—
Total Distributions to Shareholders	$—	$(0.08)	$—

Redemption fees(a)	—	—(e )	—

Net Asset Value, End of Year / Period	$9.85	$10.17	$10.44

Total Return	(3.15)%	(1.78)%	4.40	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$745	$1,076	$240

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.90%	0.95%	1.61	%(c)
Net Expenses	1.51%	1.53%	1.63	%(c)
Gross Expenses (d)	1.51%	1.53%	1.63	%(c)
Portfolio Turnover Rate	31%	48%	25	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on October 21, 2013. The information presented is for the period from October 21, 2013 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY – WMC JAPAN ALPHA OPPORTUNITIES FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,
	2016	2015	2014(f)
Net Asset Value, Beginning of Year / Period	$12.83	$10.50	$10.00

Net Investment Income (Loss)(a)	0.06	0.05	0.05
Net Realized And Unrealized Gains (Losses)	(2.91)	2.86	0.45
Total from Investment Operations	$(2.85)	$2.91	$0.50

Distributions from:
Net Investment Income	(0.95)	(0.51)	—
Net Realized Gains	(0.20)	(0.07)	—
Total Distributions to Shareholders	$(1.15)	$(0.58)	$—

Redemption fees(a)	—(e )	—(e )	—

Net Asset Value, End of Year / Period	$8.83	$12.83	$10.50

Total Return	(24.02)%	28.62%	5.00	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$1,828,840	$1,582,214	$1,080,717

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.53%	0.41%	1.59	%(c)
Net Expenses	1.14%	1.15%	1.21	%(c)
Gross Expenses(d)	1.14%	1.15%	1.21	%(c)
Portfolio Turnover Rate	105%	70%	26	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on March 4, 2014. The information presented is for the period from March 4, 2014 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY – WMC JAPAN ALPHA OPPORTUNITIES FUND

INVESTOR SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,
	2016	2015	2014(f)
Net Asset Value, Beginning of Year / Period	$12.82	$10.49	$10.00

Net Investment Income (Loss)(a)	0.04	0.03	0.05
Net Realized And Unrealized Gains (Losses)	(2.91)	2.87	0.44
Total from Investment Operations	$(2.87)	$2.90	$0.49

Distributions from:
Net Investment Income	(0.94)	(0.50)	—
Net Realized Gains	(0.20)	(0.07)	—
Total Distributions to Shareholders	$(1.14)	$(0.57)	$—

Redemption fees(a)	—(e )	—(e )	—

Net Asset Value, End of Year / Period	$8.81	$12.82	$10.49

Total Return	(24.20)%	28.57%	4.90	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$1,595	$25,628	$4,522

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.38%	0.26%	1.44	%(c)
Net Expenses	1.29%	1.30%	1.36	%(c)
Gross Expenses(d)	1.29%	1.30%	1.36	%(c)
Portfolio Turnover Rate	105%	70%	26	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on March 4, 2014. The information presented is for the period from March 4, 2014 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY – WMC JAPAN ALPHA OPPORTUNITIES FUND

ADVISOR SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,
	2016	2015	2014(f)
Net Asset Value, Beginning of Year / Period	$12.79	$10.48	$10.00

Net Investment Income (Loss)(a)	0.01	—	0.04
Net Realized And Unrealized Gains (Losses)	(2.90)	2.87	0.44
Total from Investment Operations	$(2.89)	$2.87	$0.48

Distributions from:
Net Investment Income	(0.92)	(0.49)	—
Net Realized Gains	(0.20)	(0.07)	—
Total Distributions to Shareholders	$(1.12)	$(0.56)	$—

Redemption fees(a)	—(e )	—	—

Net Asset Value, End of Year / Period	$8.78	$12.79	$10.48

Total Return	(24.39)%	28.22%	4.80	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$687	$1,670	$59

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.13%	0.01%	1.19	%(c)
Net Expenses	1.54%	1.55%	1.61	%(c)
Gross Expenses (d)	1.54%	1.55%	1.61	%(c)
Portfolio Turnover Rate	105%	70%	26	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on March 4, 2014. The information presented is for the period from March 4, 2014 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY – SOMERSET EMERGING MARKETS FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013(f)
Net Asset Value, Beginning of Year / Period	$9.74	$10.22	$9.52	$10.00

Net Investment Income (Loss)(a)	0.13	0.13	0.20	0.12
Net Realized And Unrealized Gains (Losses)	(1.05)	(0.46)	0.61	(0.60)
Total from Investment Operations	$(0.92)	$(0.33)	$0.81	$(0.48)

Distributions from:
Net Investment Income	(0.09)	(0.15)	(0.11)	—(e	)
Total Distributions to Shareholders	$(0.09)	$(0.15)	$(0.11)	$ —(e	)

Redemption fees(a)	—	—	—	—(e	)

Net Asset Value, End of Year / Period	$8.73	$9.74	$10.22	$9.52

Total Return	(9.40)%	(3.22)%	8.62%	(4.77	)%(b)

Net Assets at End of Year / Period (000’s Omitted)	$319,993	$268,530	$193,676	$122,515

Ratios to Average Net Assets:
Net Investment Income (Loss)	1.56%	1.31%	2.08%	2.17	%(c)
Net Expenses	1.17%	1.22%	1.25%	1.41	%(c)
Gross Expenses(d)	1.17%	1.22%	1.25%	1.41	%(c)
Portfolio Turnover Rate	19%	22%	19%	19	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 12, 2012. The information presented is for the period from December 12, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY – SOMERSET EMERGING MARKETS FUND

INVESTOR SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013(f)
Net Asset Value, Beginning of Year / Period	$9.73	$10.21	$9.51	$10.00

Net Investment Income (Loss)(a)	0.12	0.11	0.19	0.11
Net Realized And Unrealized Gains (Losses)	(1.06)	(0.45)	0.61	(0.60)
Total from Investment Operations	$(0.94)	$(0.34)	$0.80	$(0.49)

Distributions from:
Net Investment Income	(0.08)	(0.14)	(0.10)	—(e	)
Total Distributions to Shareholders	$(0.08)	$(0.14)	$(0.10)	$ —(e	)

Redemption fees(a)	—(e )	—	—	—

Net Asset Value, End of Year / Period	$8.71	$9.73	$10.21	$9.51

Total Return	(9.60)%	(3.33)%	8.51%	(4.87	)%(b)

Net Assets at End of Year / Period (000’s Omitted)	$196,841	$155,919	$24,291	$11,695

Ratios to Average Net Assets:
Net Investment Income (Loss)	1.41%	1.16%	1.93%	2.02	%(c)
Net Expenses	1.32%	1.37%	1.40%	1.56	%(c)
Gross Expenses(d)	1.32%	1.37%	1.40%	1.56	%(c)
Portfolio Turnover Rate	19%	22%	19%	19	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 12, 2012. The information presented is for the period from December 12, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY – SOMERSET EMERGING MARKETS FUND

ADVISOR SHARES
	Year / Period Ended:
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013(f)
Net Asset Value, Beginning of Year / Period	$9.70	$10.18	$9.49	$10.00

Net Investment Income (Loss)(a)	0.10	0.09	0.16	0.10
Net Realized And Unrealized Gains (Losses)	(1.05)	(0.46)	0.61	(0.61)
Total from Investment Operations	$(0.95)	$(0.37)	$0.77	$(0.51)

Distributions from:
Net Investment Income	(0.02)	(0.11)	(0.08)	—(e	)
Total Distributions to Shareholders	$(0.02)	$(0.11)	$(0.08)	$ —(e	)

Redemption fees(a)	—	—	—	—

Net Asset Value, End of Year / Period	$8.73	$9.70	$10.18	$9.49

Total Return	(9.82)%	(3.60)%	8.19%	(5.07	)%(b)

Net Assets at End of Year / Period (000’s Omitted)	$281	$942	$533	$990

Ratios to Average Net Assets:
Net Investment Income (Loss)	1.16%	0.91%	1.68%	1.77	%(c)
Net Expenses	1.57%	1.62%	1.65%	1.81	%(c)
Gross Expenses (d)	1.57%	1.62%	1.65%	1.81	%(c)
Portfolio Turnover Rate	19%	22%	19%	19	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 12, 2012. The information presented is for the period from December 12, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY EMERGING MARKETS SMALL-CAP FUND

INSTITUTIONAL SHARES
	Year / Period Ended:
	June 30,	June 30,
	2016	2015(e)
Net Asset Value, Beginning of Year / Period	$11.70	$10.00

Net Investment Income (Loss)(a)	—	0.02
Net Realized And Unrealized Gains (Losses)	(2.10)	1.68
Total from Investment Operations	$(2.10)	$1.70

Distributions from:
Net Realized Gains	(0.42)	—
Total Distributions to Shareholders	$(0.42)	$—

Redemption fees(a)	—	—

Net Asset Value, End of Year / Period	$9.18	$11.70

Total Return	(18.16)%	17.00	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$212,344	$187,901

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.03)%	0.27	%(c)
Net Expenses	1.51%	1.83	%(c)
Gross Expenses(d)	1.51%	1.83	%(c)
Portfolio Turnover Rate	126%	89	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on November 21, 2014. The information presented is for the period from November 21, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of the Fund throughout each year / period.

BROWN ADVISORY EMERGING MARKETS SMALL-CAP FUND

INVESTOR SHARES
	Year / Period Ended:
	June 30,	June 30,
	2016	2015(f)
Net Asset Value, Beginning of Year / Period	$11.69	$10.00

Net Investment Income (Loss)(a)	(0.02)	0.01
Net Realized And Unrealized Gains (Losses)	(2.10)	1.68
Total from Investment Operations	$(2.12)	$1.69

Distributions from:
Net Realized Gains	(0.42)	—
Total Distributions to Shareholders	$(0.42)	$—

Redemption fees(a)	—(e )	—

Net Asset Value, End of Year / Period	$9.15	$11.69

Total Return	(18.35)%	16.90	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$5,633	$18,992

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.18)%	0.12	%(c)
Net Expenses	1.66%	1.98	%(c)
Gross Expenses(d)	1.66%	1.98	%(c)
Portfolio Turnover Rate	126%	89	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on November 21, 2014. The information presented is for the period from November 21, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements
June 30, 2016

Note 1. Organization

The Brown Advisory Growth Equity Fund (“Growth Equity Fund”), Brown Advisory Value Equity Fund (“Value Equity Fund”), Brown Advisory Flexible Equity Fund (“Flexible Equity Fund”), Brown Advisory Equity Income Fund (“Equity Income Fund”), Brown Advisory Sustainable Growth Fund (“Sustainable Growth Fund”), Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”), Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”), Brown Advisory Multi-Strategy Fund (“Multi-Strategy Fund”), Brown Advisory Global Leaders Fund (“Global Leaders Fund”), Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”), Brown Advisory Total Return Fund (“Total Return Fund”), Brown Advisory Strategic Bond Fund (“Strategic Bond Fund”), Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”), Brown Advisory Tax Exempt Bond Fund (“Tax Exempt Bond Fund”), Brown Advisory Mortgage Securities Fund (“Mortgage Securities Fund”), Brown Advisory – WMC Strategic European Equity Fund (“Strategic European Equity Fund”), Brown Advisory – WMC Japan Alpha Opportunities Fund (“Japan Alpha Opportunities Fund”), Brown Advisory – Somerset Emerging Markets Fund (“Emerging Markets Fund”) and Brown Advisory Emerging Markets Small-Cap Fund (“Emerging Markets Small-Cap Fund”) (individually a “Fund,” and collectively, the “Funds”) are each a series of shares of beneficial interest of Brown Advisory Funds (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-ended management investment company. Prior to October 19, 2012, the Funds, except for the Sustainable Growth Fund, Multi-Strategy Fund, Global Leaders Fund, Total Return Fund, Tax Exempt Bond Fund, Mortgage Securities Fund, Strategic European Equity Fund, Japan Alpha Opportunities Fund, Emerging Markets Fund, and Emerging Markets Small-Cap Fund, were series of Professionally Managed Portfolios Trust. Prior to April 12, 2010, the Funds, except for the Equity Income Fund, Sustainable Growth Fund, Multi-Strategy Fund, Global Leaders Fund, Total Return Fund, Strategic Bond Fund, Tax Exempt Bond Fund, Mortgage Securities Fund, Strategic European Equity Fund, Japan Alpha Opportunities Fund, Emerging Markets Fund, and Emerging Markets Small-Cap Fund, each of which had yet to commence operations, were part of the Forum Funds Trust.

The Funds commenced operations as follows:
	Institutional	Investor	Advisor
	Shares	Shares	Shares
Growth Equity Fund	10/19/2012	6/28/1999*	5/18/2006**
Value Equity Fund	10/19/2012	1/28/2003*	4/25/2006**
Flexible Equity Fund	10/19/2012	11/30/2006*	1/24/2007**
Equity Income Fund	10/19/2012	12/29/2011*	12/29/2011
Sustainable Growth Fund	6/29/2012	6/29/2012	6/29/2012
Small-Cap Growth Fund	9/20/2002***	6/28/1999*	4/25/2006**
Small-Cap Fundamental Value Fund	10/19/2012	12/31/2008*	7/28/2011
Multi-Strategy Fund	10/31/2014	—	—
Global Leaders Fund	—	7/1/2015	—
Intermediate Income Fund	—	11/2/1995*	5/13/1991**
Total Return Fund	10/30/2014	10/30/2014	—
Strategic Bond Fund	—	10/31/2014	9/30/2011
Maryland Bond Fund	—	12/21/2000*	—
Tax Exempt Bond Fund	—	6/29/2012	—
Mortgage Securities Fund	5/13/2014	12/26/2013	—
Strategic European Equity Fund	10/21/2013	10/21/2013	10/21/2013
Japan Alpha Opportunities Fund	3/4/2014	3/4/2014	3/4/2014
Emerging Markets Fund	12/12/2012	12/12/2012	12/12/2012
Emerging Markets Small-Cap Fund	11/21/2014	11/21/2014	—
_________________________

*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.
**	Prior to July 1, 2011, Advisor Shares were known as A Shares.
***	Prior to October 19, 2012, Small-Cap Growth Fund Institutional Shares were known as D Shares.

Each share class has equal rights as to earnings and assets except that each class bears different shareholder servicing and distribution expenses. Each share class has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each share class on its relative net assets.

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Notes to Financial Statements
June 30, 2016

The investment objective of Growth Equity Fund and Small-Cap Growth Fund is to achieve capital appreciation by primarily investing in equity securities. The investment objective of Value Equity Fund is to achieve capital appreciation. The investment objective of Small-Cap Fundamental Value Fund is to achieve long-term capital appreciation. Flexible Equity Fund’s investment objective is to achieve long-term growth of capital. Maryland Bond Fund’s investment objective is to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Intermediate Income Fund’s investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. Equity Income Fund’s investment objective is to provide current dividend yield and dividend growth. Sustainable Growth Fund’s investment objective is to seek capital appreciation by investing at least 80% of its net assets in equity securities of environmentally sustainable domestic companies. The investment objective of the Strategic Bond Fund is to achieve capital appreciation and income with a low correlation to interest rate movements. Tax Exempt Bond Fund’s investment objective is to seek to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds. The investment objective of the Emerging Markets Fund is to seek to achieve total return by investing principally in equity securities issued by companies established or operating in emerging markets. The investment objective of the Strategic European Equity Fund seeks to achieve total return by investing principally in equity securities issued by companies established or operating in Europe. The investment objective of the Mortgage Securities Fund seeks to maximize total return consistent with preservation of capital. The current investment objective of the Japan Alpha Opportunities Fund (effective as of July 7, 2016) seeks to achieve total return by investing principally in equity securities of companies which are domiciled in or exercise the predominant part of their economic activity in Japan (and prior to July 7, 2016 the investment objective of the Japan Alpha Opportunities Fund had been to seek to achieve total return by investing principally in equity securities of companies which are domiciled in or exercise the predominant part of their economic activity in Japan, while also limiting exposure to fluctuations between the value of the Japanese yen and the U.S. dollar). Multi-Strategy Fund’s investment objective is to achieve long-term capital appreciation and current income. Global Leaders Fund seeks to achieve capital appreciation by investing primarily in global equities. The investment objective of the Total Return fund is to provide a competitive total return consistent with preservation of principal. The Emerging Markets Small-Cap Fund’s investment objective is to achieve total return by investing principally in equity securities issued by small-capitalization companies established or operating in emerging markets.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Such domestic equity securities are typically categorized as Level 1 securities. Investments in other domestic investment companies are valued at their reported Net Asset Value (“NAV”) and are typically categorized as Level 1 securities. Investments in Exchange Traded Funds (“ETFs”) are valued at their last reported sale price and are typically categorized as Level 1 securities.

For foreign securities that are traded on foreign exchanges, the Funds have selected Interactive Data Corporation (“IDC”) to provide pricing data for those such securities that are held by the Funds. The use of IDC’s pricing services with respect to these foreign exchange traded securities is designed to capture events occurring after a foreign exchange closes that may affect the value

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Notes to Financial Statements
June 30, 2016

of certain holdings of the Funds that are traded on those foreign exchanges. The Funds utilize a confidence interval when determining whether or not to utilize these prices provided by IDC. The confidence interval is a measure of the relationship that each foreign exchange traded security has to movements in various indices and the price of the foreign exchange traded security’s corresponding American Depositary Receipt, if one exists. IDC provides a confidence interval for each foreign exchange traded security for which it provides a price. If the confidence interval provided by IDC is equal to or greater than a predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at that price. If the confidence interval provided by IDC is less than the predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at the preceding closing price on its respective foreign exchange, or, if there were no transactions on the preceding day, at the mean between the bid and the asked prices. Such foreign securities are typically categorized as Level 2 securities. Foreign securities for which the local market closing prices are utilized are typically categorized as Level 1 securities.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income debt instruments, such as commercial paper, banker’s acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost when the amortized cost value is determined to approximate fair value established using market-based and issuer-specific factors.  Such debt securities are typically categorized as Level 2.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Such options are typically categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1 securities.

Forward foreign currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2 securities.

Credit default swaps are valued based upon the daily closing price of the underlying index or reference entity and are categorized as Level 2 securities.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith under guidelines and procedures adopted by the Board of Trustees. These are generally considered Level 3 securities when significant unobservable inputs are utilized in the determination of the fair value. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the guidelines and procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2016, the Small-Cap Growth Fund and the Emerging Markets Fund held fair valued securities. As of June 30, 2016, the Small-Cap Growth Fund held fair valued securities with a total market value of $2,691,008 or 0.9% of total net assets.  As of June 30, 2016, the Emerging Markets Fund held fair valued securities with a total market value of 97,975 or 0.0% of total net assets.

The following is a summary of inputs used to value the Funds’ investments as of June 30, 2016:

	Level 1	Level 2	Level 3
Growth Equity Fund
Common Stocks	$2,095,864,158	$—	$—
Short-Term Investments	88,142,557	—	—
Total Investments in Securities	$2,184,006,715	$—	$—

	Level 1	Level 2	Level 3
Value Equity Fund
Common Stocks	$46,747,964	$—	$—
Real Estate Investment Trusts	2,610,406	—
Short-Term Investments	1,516,074	—	—
Total Investments in Securities	$50,874,444	$—	$—

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Notes to Financial Statements
June 30, 2016

	Level 1	Level 2	Level 3
Flexible Equity Fund
Common Stocks	$326,098,435	$—	$—
Warrants	272,400	—	—
Short-Term Investments	11,833,570	—	—
Total Investments in Securities	$338,204,405	$—	$—

	Level 1	Level 2	Level 3
Equity Income Fund
Common Stocks	$112,526,390	$—	$—
Preferred Stocks	2,925,634	—	—
Real Estate Investment Trusts	7,696,305	—	—
Short-Term Investments	6,934,634	—	—
Total Investments in Securities	$130,082,963	$—	$—

	Level 1	Level 2	Level 3
Sustainable Growth Fund
Common Stocks	$317,383,612	$—	$—
Real Estate Investment Trusts	13,994,935	—	—
Short-Term Investments	13,144,856	—	—
Total Investments in Securities	$344,523,403	$—	$—

	Level 1	Level 2	Level 3
Small-Cap Growth Fund
Common Stocks	$269,861,628	$—	$—
Contingent Value Rights	—	—	131,192
Private Placements	—	—	2,559,816
Short-Term Investments	22,697,340	—	—
Total Investments in Securities	$292,558,968	$—	$2,691,008

	Level 1	Level 2	Level 3
Small-Cap Fundamental Value Fund
Common Stocks	$865,823,365	$—	$—
Real Estate Investment Trusts	76,846,232	—	—
Short-Term Investments	36,740,582	—	—
Total Investments in Securities	$979,410,179	$—	$—

	Level 1	Level 2	Level 3
Multi-Strategy Fund
Affiliated Mutual Funds	$2,881,682	$—	$—
Short-Term Investments	68,483	—	—
Total Investments in Securities	$2,950,165	$—	$—

	Level 1	Level 2	Level 3
Global Leaders Fund
Common Stocks:
China	$—	$793,415	$—
Denmark	178,388	1,426,739	—
Germany	—	939,278	—
India	—	913,946	—
Indonesia	—	304,908	—
Japan	—	367,795	—
Sweden	—	389,263	—
Taiwan	860,003	—	—
United Kingdom	224,650	953,037	—
United States	17,701,389	—	—
Short-Term Investments	1,521,057	—	—
Total Investments in Securities	$20,485,487	$6,088,381	$—

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Notes to Financial Statements
June 30, 2016

	Level 1	Level 2	Level 3
Intermediate Income Fund
Corporate Bonds & Notes	$—	$41,517,374	$—
Mortgage Backed Securities	—	21,456,555	—
Asset Backed Securities	—	12,896,422	—
Municipal Bonds	—	8,007,401	—
U.S. Treasury Notes	—	30,058,782	—
Affiliated Mutual Funds	30,526,684	—	—
Short-Term Investments	1,968,162	—	—
Total Investments in Securities	$32,494,846	$113,936,534	$—

	Level 1	Level 2	Level 3
Total Return Fund
Mortgage Backed Securities	$—	$32,509,644	$—
Corporate Bonds & Notes	—	23,490,840	—
Asset Backed Securities	—	18,827,999	—
Municipal Bonds	—	1,660,211	—
U.S. Treasury Notes	—	6,165,855	—
Short-Term Investments	16,084,960	—	—
Total Investments in Securities	$16,084,960	$82,654,549$—
Future Contracts – Long*	$733,943	$—	$—

* Unrealized Appreciation (Depreciation)

	Level 1	Level 2	Level 3
Strategic Bond Fund
Asset Backed Securities	$—	$22,307,842	$—
Mortgage Backed Securities	—	22,394,489	—
Corporate Bonds & Notes	—	5,230,535	—
Mutual Funds	893,294	—	—
Short-Term Investments	4,865,549	99,970	—
Total Investments in Securities	$5,758,843	$50,032,836$—
Future Contracts – Short*	$(178,310)	$—	$—

* Unrealized Appreciation (Depreciation)

	Level 1	Level 2	Level 3
Maryland Bond Fund
Municipal Bonds	$—	$180,955,320	$—
Short-Term Investments	497,875	—	—
Total Investments in Securities	$497,875	$180,955,320	$—

	Level 1	Level 2	Level 3
Tax Exempt Bond Fund
Municipal Bonds	$—	$230,953,947	$—
Short-Term Investments	1,272,606	—	—
Total Investments in Securities	$1,272,606	$230,953,947	$—

	Level 1	Level 2	Level 3
Mortgage Securities Fund
Mortgage Backed Securities	$—	$435,282,438	$—
Asset Backed Securities	—	19,520,323	—
U.S. Treasury Notes	—	18,111,678	—
Local Government Housing Agency Bonds	—	2,652,668	—
Short-Term Investments	14,810,076	—	—
Total Investments in Securities	$14,810,076	$475,567,107	$—
Mortgage Backed Securities – Short	$—	$(10,722,369)	$—

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Notes to Financial Statements
June 30, 2016

	Level 1	Level 2	Level 3
Strategic European Equity Fund
Common Stocks:
Belgium	$—	$27,866,398	$—
Denmark	—	49,172,412	—
Finland	—	44,829,705	—
France	—	129,542,012	—
Germany	—	95,448,954	—
Italy	—	32,048,864	—
Netherlands	—	49,152,380	—
Spain	—	5,902,579	—
Sweden	—	101,360,501	—
Switzerland	11,558,418	191,338,198	—
United Kingdom	3,499,172	314,989,703	—
Short-Term Investments	14,983,547	—	—
Total Investments in Securities	$30,041,137	$1,041,651,706	$—

	Level 1	Level 2	Level 3
Japan Alpha Opportunities Fund
Common Stocks	$8,449,525	$1,743,412,187	$—
Real Estate Investment Trusts	—	2,417,891	—
Exchange Traded Funds	—	6,948,975	—
Short-Term Investments	53,537,464	—	—
Total Investments in Securities	$61,986,989	$1,752,779,053	$—
Forward Currency Exchange Contracts*	$—	$10,962,063	$—

* Unrealized Appreciation (Depreciation)

	Level 1	Level 2	Level 3
Emerging Markets Fund
Common Stocks:
Brazil	$21,252,354	$—	$—
Chile	19,787,334	—	—
China	—	35,281,085	—
Hungary	—	33,246,452	—
India	—	60,916,752	—
Indonesia	—	12,338,018	—
Nigeria	771,009	—	—
Philippines	—	41,254,074	—
Poland	—	18,709,901	—
Portugal	—	4,358,117	—
South Africa	—	30,418,988	—
South Korea	—	110,075,336	—
Sweden	—	3,611,538	—
Taiwan	—	48,453,927	—
Thailand	—	860,303	—
Turkey	1,300,418	27,882,865	—
United Arab Emirates	—	15,772,818	—
United Kingdom	—	9,826,471	—
Warrants	10,721	—	—
Short-Term Investments	21,071,793	—	—
Total Investments in Securities	$64,193,629	$453,006,645	$—

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Notes to Financial Statements
June 30, 2016

	Level 1	Level 2	Level 3
Emerging Markets Small-Cap Fund
Common Stocks:
China	$—	$31,622,584	$—
India	—	27,825,257	—
Indonesia	—	5,112,165	—
Malaysia	—	2,026,814	—
Philippines	1,537,280	7,960,636	—
Singapore	—	5,913,430	—
South Korea	—	57,432,990	—
Taiwan	—	36,093,057	—
Thailand	—	15,686,549	—
Real Estate Investment Trusts	—	3,058,436	—
Mutual Funds	—	2,393,073	—
Warrants	222	—	—
Short-Term Investments	19,686,070	—	—
Total Investments in Securities	$21,223,572	$195,124,991	$—

The Funds recognize transfers between levels as of the end of the fiscal year.  There were no transfers into or out of Level 1 or Level 2 securities as of June, 30, 2016.

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value.

Small-Cap Growth Fund	Contingent Value Rights	Private Placements
Balance as of June 30, 2015	$—	$2,665,607
Acquisitions/Purchases	131,192	44,000
Returns of Capital	—	(319,295)
Change in Unrealized Appreciation	—	169,504
Balance as of June 30, 2016	$131,192	$2,559,816

The Contingent Value Rights (“CVR”) were acquired as a result of Dyax Corp. (which was a portfolio holding of the Fund) being acquired by Shire PLC. In exchange for the Fund’s shares in Dyax Corp., the Fund received cash considerations from Shire PLC as well as the CVR. The CVR are valued at the difference between the cash price at which Dyax Corp. was acquired by Shire PLC and the closing price of Dyax Corp. on its last day of trading prior to the acquisition.

The inputs utilized in valuing the Private Placements consist of annual audited financial statements and quarterly capital statements which are provided by the issuer. These valuations are adjusted periodically for certain events (additional contributions of capital or purchases made by the Fund, distributions to the Fund made by the issuer, etc) that may occur prior to receipt of the next quarterly capital statement or Annual Report.

B. Securities Transactions and Investment Income – Investment securities transactions are accounted for on the trade date. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments.

C. Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

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Notes to Financial Statements
June 30, 2016

The Funds report net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of the assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

Some of the Funds may invest in forward foreign currency contracts. These amounts are presented separately from realized and unrealized gains and losses from investments in the financial statements.

D. Options – The Funds may invest in options. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchase by a Fund. A Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

None of the Funds purchased, sold or wrote any options during the year ended June 30, 2016.  The Strategic Bond Fund held purchased options which expired without being exercised, resulting in a realized loss of $92,291.  This amount is included in the Statement of Operations as a net realized loss on investments – unaffiliated.

E. Distributions to Shareholders – For the Maryland Bond Fund and Tax Exempt Bond Fund distributions of net investment income, if any, are declared daily and paid monthly. Distributions to shareholders of net investment income, if any, are declared and paid monthly for the Intermediate Income Fund, Total Return Fund, Strategic Bond Fund and Mortgage Securities Fund and quarterly for the Equity Income Fund. The remaining Funds declare and pay net investment income, if any, at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date.

F. Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G. Federal Taxes – Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

The Funds have analyzed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years (2013-2015) as of June 30, 2016 or are expected to be taken in the Funds’ 2016 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware State; however the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next year.

H. Redemption Fees – A shareholder who redeems or exchanges shares of the Funds within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is

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Notes to Financial Statements
June 30, 2016

charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

I. Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J. Subsequent Events – In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition through the date the financial statements were issued.  Refer to Note 10 for details regarding the liquidation of the Multi-Strategy Fund.

Note 3. Commitments and Other Affiliated Party Transactions

Investment Adviser – Brown Advisory LLC serves as Investment Adviser (“the Adviser”) to the Funds. Pursuant to investment advisory agreements, the Adviser receives an advisory fee, accrued daily and payable monthly, from each Fund at an annual rate of the Fund’s average daily net assets as follows:

Annual Advisory Fee
Growth Equity Fund	0.60%
Value Equity Fund	0.60%
Flexible Equity Fund	0.60%
Equity Income Fund	0.60%
Sustainable Growth Fund	0.60%
Small-Cap Growth Fund	0.85%
Small-Cap Fundamental Value Fund	0.85%
Multi-Strategy Fund	0.30%
Global Leaders Fund*	0.65%
Intermediate Income Fund	0.30%
Total Return Fund	0.30%
Strategic Bond Fund	0.40%
Maryland Bond Fund	0.30%
Tax Exempt Bond Fund	0.30%
Mortgage Securities Fund	0.30%
Strategic European Equity Fund**	0.90%
Japan Alpha Opportunities Fund**	1.00%
Emerging Markets Fund***	0.90%
Emerging Markets Small-Cap Fund****	1.25%

*
Subject to the general oversight of the Adviser and Board of Trustees during the period ended June 30, 2016, Brown Advisory Limited (“BAL”) served as sub-adviser to the Global Leaders Fund and made investment decisions on its behalf.  BAL is compensated for its services by the Adviser.

**
Subject to the general oversight of the Adviser and Board of Trustees for the year ended June 30, 2016, Wellington Management Company LLP (“Wellington”) served as sub-adviser to the Strategic European Equity Fund and the Japan Alpha Opportunities Fund and made investment decisions on their behalf. Wellington is compensated for its services by the Adviser.

***
Subject to the general oversight of the Adviser and Board of Trustees for the year ended June 30, 2016, Somerset Capital Management, LLP (“Somerset”) served as sub-adviser to the Emerging Markets Fund and made investment decisions on its behalf. Somerset is compensated for its services by the Adviser.

****
Subject to the general oversight of the Adviser and Board of Trustees for the year ended June 30, 2016, Macquarie Funds Management Hong Kong Limited (“MFMHKL”) served as sub-adviser to the Emerging Markets Small-Cap Fund and made investment decisions on its behalf. MFMHKL is compensated for its services by the Adviser.

The Adviser is also entitled to receive an annual business management fee of 0.05%, accrued daily and payable monthly, of the Funds’ average daily net assets in exchange for its management and oversight of the non-investment advisory services provided to the Funds and the Trust.  The Funds’ advisory fees and business management fees are reported in the Statements of Operations.

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Notes to Financial Statements
June 30, 2016

Fee Waivers and Expense Reimbursements (Operating Expense Caps) – The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses to limit total annual operating expenses for each or the class’ average daily net assets for the Funds noted below:

	Institutional Shares	Investor Shares	Advisor Shares
Growth Equity Fund	1.00%	1.15%	1.35%
Value Equity Fund	1.00%	1.15%	1.35%
Flexible Equity Fund	1.00%	1.15%	1.35%
Equity Income Fund	1.00%	1.15%	1.35%
Sustainable Growth Fund	1.00%	1.15%	1.35%
Small-Cap Growth Fund	1.25%	1.40%	1.60%
Small-Cap Fundamental Value Fund	1.25%	1.40%	1.60%
Multi-Strategy Fund	1.10%	1.25%	1.50%
Global Leaders Fund	0.70%	0.85%	1.10%
Intermediate Income Fund	0.55%	0.60%	0.80%
Total Return Fund	0.55%	0.60%	0.80%
Strategic Bond Fund	0.65%	0.70%	0.95%
Maryland Bond Fund	0.55%	0.60%	0.80%
Tax Exempt Bond Fund	0.55%	0.60%	0.80%
Mortgage Securities Fund	0.55%	0.60%	0.80%
Strategic European Equity Fund	1.60%	1.75%	2.00%
Japan Alpha Opportunities Fund	1.70%	1.85%	2.10%
Emerging Markets Fund	1.60%	1.75%	2.00%
Emerging Markets Small-Cap Fund	1.95%	2.10%	2.35%

For the year ended June 30, 2016, the Adviser waived $24,516 in expenses for the Multi-Strategy Fund, $84,282 in expenses for the Global Leaders Fund, and $14,033 in expenses for the Strategic Bond Fund. The Adviser is permitted to seek reimbursement from the Funds for fees waived and/or Fund expenses it pays over the following three years after such payment. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. At June 30, 2016, the cumulative amounts of previously waived fees that the Adviser may recoup from the Funds are shown below:

	June 30,
	2017	2018	2019	Total
Multi-Strategy Fund	$—	$20,377	$24,516	$44,893
Global Leaders Fund	—	—	84,282	84,282
Strategic Bond Fund	—	7,500	14,033	21,533

Distribution – Quasar Distributors, LLC (“the Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. The Distributor is an affiliate of the Administrator.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays the Distributor or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.25% of the average daily net assets of Advisor Shares for each Fund. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser, for any distribution or service activity.  These distribution fees are reported in the Funds’ Statements of Operations.

The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.15% of the average daily net assets of each Fund’s Investor and Advisor Shares (except for the Maryland Bond Fund, Intermediate Income Fund, Tax Exempt Bond Fund, Mortgage Securities Fund, Total Return Fund and Strategic Bond Fund, which may pay a fee of up to 0.05%) for shareholder services provided to the Funds by financial institutions, including the Adviser. These service fees are reported in the Funds’ Statements of Operations.

Investments in Affiliates – Intermediate Income Fund
The Intermediate Income Fund and Mortgage Securities Fund are considered affiliates since Brown Advisory LLC is the Adviser to both of the Funds. In seeking to achieve its investment objective, the Intermediate Income Fund invests a portion of its assets

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Notes to Financial Statements
June 30, 2016

into the Mortgage Securities Fund. As of June 30, 2016, the Intermediate Income Fund owned shares of the Mortgage Securities Fund with a total market value of $30,526,684, or 20.8% of the Intermediate Income Fund’s net assets.

The Intermediate Income Fund has entered into a Fee Waiver Agreement (“the Agreement”) with the Adviser. Per the Agreement, the Intermediate Income Fund will waive Advisory Fees in an amount equal to the Advisory Fees earned by the Mortgage Securities Fund on the assets invested into it by the Intermediate Income Fund. For example, if the Intermediate Income Fund owned $10,000,000 worth of the Mortgage Securities Fund for an entire year, it would waive, on an annual basis, $30,000 in Advisory Fees ($10,000,000 multiplied by 0.30%, the annual Advisory Fee ratio for the Mortgage Securities Fund). For the year ended June 30, 2016, the Intermediate Income Fund waived $104,520 in Advisory Fees per the terms of the Agreement. This is a permanent waiver of fees and these waived fees may not be recouped by the Adviser at any time in the future.

See the table below for details of the Intermediate Income Fund’s investment in the Mortgage Securities Fund for the year ended June 30, 2016:

	Beginning		Purchases		Proceeds		Unrealized	Net	Ending
	Market Value;		at Cost;		from Sales;		Appreciation	Realized	Market Value;			Capital
Affiliated	[# of shares held]		[# of shares		[# of		(Depreciation)	Gains	[# of shares held}		Dividend	Gains
Investment	7/1/2015		purchased]		shares sold]		6/30/2016	(Losses)	6/30/2016		Income	Distributions
Mortgage Securities Fund	$33,931,642		$3,150,000		$7,000,000		$186,503	$(44,580)	$30,526,684		$857,876	$139,069
	[3,372,927	]	[310,039	]	[690,154	]			[2,992,812	]

Investments in Affiliates – Multi-Strategy Fund
The Multi-Strategy Fund invests in affiliated Brown Advisory Funds.  As of June 30, 2016, the Multi-Strategy Fund owned shares of affiliated Brown Advisory Funds with a total market value of $2,881,682, or 97.8% of the Multi-Strategy Fund’s net assets.

See the table below for details of the Multi-Strategy Fund investment in affiliated Brown Advisory Funds for the year ended June 30, 2016:

	Beginning		Purchases		Proceeds		Unrealized	Net	Ending
	Market Value;		at Cost;		from Sales;		Appreciation	Realized	Market Value;			Capital
Affiliated	[# of shares held]		[# of shares		[# of		(Depreciation)	Gains	[# of shares held]		Dividend	Gains
Investment	7/1/2015		purchased]		shares sold]		6/30/2016	(Losses)	6/30/2016		Income	Distributions
Flexible Equity Fund	$709,389		$233,992		$—		$(26,210)	$—	$895,310		$6,622	$—
	[44,560	]	[14,536	]	[—	]			[59,096	]
Small-Cap Growth Fund	$92,664		$45,334		$—		$(6,485)	$—	$122,823		$—	$17,143
	[2,580	]	[1,358	]	[—	]			[3,938	]
Small-Cap	$162,521		$58,107		$—		$(2,759)	$—	$213,867		$987	$4,164
Fundamental
Value Fund
	[6,884	]	[2,517	]	[—	]			[9,401	]
Strategic Bond Fund	$232,283		$71,752		$—		$(13,637)	$—	$293,797		$13,934	$—
	[23,630	]	[7,394	]	[—	]			[31,024	]
Total Return Fund	$626,562		$166,626		$—		$11,352	$—	$821,175		$21,660	$—
	[63,740	]	[16,926	]	[—	]			[80,666	]
Strategic	$206,191		$62,878		$—		$(1,415)	$—	$259,911		$721	$—
European
Equity Fund	[20,215	]	[6,039	]	[—	]			[26,254	]
Emerging	$117,555		$55,288		$—		$(15,013)	$—	$158,987		$1,635	$—
Markets Fund
	[12,069	]	[6,143	]	[—	]			[18,212	]
Emerging Markets	$94,042		$49,022		$—		$(16,594)	$—	$115,812		$—	$5,058
Small-Cap Fund
	[8,038	]	[4,578	]	[—	]			[12,616	]
					Totals:		$(70,761)	$—	$2,881,682		$45,559	$26,365

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Notes to Financial Statements
June 30, 2016

Other Service Providers – U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant and transfer agent. Certain officers of the Trust are employees of USBFS and the Funds’ custodian, U.S. Bank, N.A., is an affiliate of the Administrator. Fees paid to USBFS and U.S. Bank, N.A. for its services can be found in the Statements of Operations as “Administration, transfer agent and accounting fees” and “Custodian fees”, respectively. Additional amounts for miscellaneous expenses may be paid by the Funds to USBFS and included in “Miscellaneous expenses” in the Statements of Operations.

Note 4. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments, for the year ended June 30, 2016 were as follows:

	Investment Securities
	Purchases	Sales
Growth Equity Fund	$539,333,029	$842,120,331
Value Equity Fund	39,463,563	133,227,050
Flexible Equity Fund	115,544,031	44,092,641
Equity Income Fund	26,586,288	89,418,505
Sustainable Growth Fund	186,569,213	82,499,644
Small-Cap Growth Fund	80,875,182	85,085,060
Small-Cap Fundamental Value Fund	361,902,677	257,041,505
Multi-Strategy Fund	742,999	—
Global Leaders Fund	23,558,540	7,522,415
Intermediate Income Fund	101,167,179	99,146,884
Total Return Fund	184,122,048	191,086,677
Strategic Bond Fund	159,477,554	168,221,241
Maryland Bond Fund	148,845,404	162,942,745
Tax Exempt Bond Fund	275,701,217	262,620,817
Mortgage Securities Fund	1,101,527,505	867,472,259
Strategic European Equity Fund	1,139,623,943	292,907,852
Japan Alpha Opportunities Fund	2,487,941,023	2,010,747,816
Emerging Markets Fund	235,144,733	74,957,445
Emerging Markets Small-Cap Fund	282,212,257	237,754,039

The Intermediate Income Fund purchased $35,828,335 and sold $22,769,897 in U.S. Government securities for the year ended June 30, 2016. The Total Return Fund purchased $17,581,905 and sold $21,506,115 in U.S. Government securities for the year ended June 30, 2016. The Mortgage Securities Fund purchased $18,047,109 and sold $0 in U.S. Government securities for the year ended June 30, 2016. Purchases and sales of U.S. Government securities are included in the totals above and include U.S. Treasury Bonds and Notes.

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Notes to Financial Statements
June 30, 2016

Note 5. Federal Income Tax and Distribution Information

At June 30, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Growth Equity	Value Equity	Flexible Equity	Equity Income
	Fund	Fund	Fund	Fund
Tax Cost of Investments	$1,577,174,964	$42,153,010	$288,975,929	$96,930,742
Gross tax unrealized appreciation	658,467,321	10,271,185	64,085,944	34,230,543
Gross tax unrealized depreciation	(51,635,570)	(1,549,751)	(14,857,468)	(1,078,322)
Net tax unrealized appreciation (depreciation)	606,831,751	8,721,434	49,228,476	33,152,221
Net unrealized appreciation (depreciation) on foreign receivables	—	—	(363)	—
Undistributed ordinary income	—	1,400,042	808,933	38,600
Undistributed long-term capital gain	84,659,198	—	—	1,700,458
Total distributable earnings	84,659,198	1,400,042	808,933	1,739,058
Other accumulated losses	(17,608,743)	(2,729,420)	(9,706,852)	—
Total accumulated earnings (losses)	$673,882,206	$7,392,056	$40,330,194	$34,891,279

	Sustainable		Small-Cap
	Growth	Small-Cap	Fundamental	Multi-Strategy
	Fund	Growth Fund	Value Fund	Fund
Tax Cost of Investments	$262,983,024	$218,192,448	$861,341,880	$3,027,586
Gross tax unrealized appreciation	86,837,288	89,951,020	181,585,320	16,434
Gross tax unrealized depreciation	(5,296,909)	(12,893,492)	(63,517,021)	(93,855)
Net tax unrealized appreciation (depreciation)	81,540,379	77,057,528	118,068,299	(77,421)
Undistributed ordinary income	—	—	1,070,636	—
Undistributed long-term capital gain	—	10,003,131	685,715	8,141
Total distributable earnings	—	10,003,131	1,756,351	8,141
Other accumulated losses	(9,168,486)	(676,056)	—	(1,057)
Total accumulated earnings (losses)	$72,371,893	$86,384,603	$119,824,650	$(70,337)

	Global Leaders	Intermediate	Total Return	Strategic
	Fund	Income Fund	Fund	Bond Fund
Tax Cost of Investments	$25,746,668	$143,446,571	$97,636,692	$55,766,246
Gross tax unrealized appreciation	1,769,571	3,276,145	1,620,422	512,894
Gross tax unrealized depreciation	(942,371)	(291,336)	(517,605)	(487,461)
Net tax unrealized appreciation (depreciation)	827,200	2,984,809	1,102,817	25,433
Net unrealized appreciation (depreciation) on foreign receivables	(1,022)	—	—	—
Undistributed ordinary income	53,912	—	152,033	—
Undistributed long-term capital gain	—	—	101,725	—
Total distributable earnings	53,912	—	253,758	—
Other accumulated losses	(1,232,310)	(1,142,117)	(152,656)	(3,476,757)
Total accumulated earnings (losses)	$(352,220)	$1,842,692	$1,203,919	$(3,451,324)

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Notes to Financial Statements
June 30, 2016

				Strategic
	Maryland	Tax Exempt	Mortgage	European
	Bond Fund	Bond Fund	Securities Fund	Equity Fund
Tax Cost of Investments	$175,388,188	$226,000,923	$486,677,635	$1,082,614,986
Gross tax unrealized appreciation	6,439,626	7,030,141	8,502,824	77,448,176
Gross tax unrealized depreciation	(374,619)	(804,511)	(4,803,276)	(88,370,319)
Net tax unrealized appreciation (depreciation)	6,065,007	6,225,630	3,699,548	(10,922,143)
Net unrealized appreciation (depreciation) on foreign receivables	—	—	—	(94,001)
Undistributed ordinary income	275,319 ^	426,654 ^	2,221,131	12,611,576
Undistributed long-term capital gain	326,226	—	—	—
Total distributable earnings	601,545	426,654	2,221,131	12,611,576
Other accumulated losses	(275,162)	(1,504,874)	(1,205,319)	(45,442,160)
Total accumulated earnings (losses)	$6,391,390	$5,147,410	$4,715,360	$(43,846,728)

	Japan Alpha	Emerging	Emerging
	Opportunities	Markets	Markets
	Fund	Fund	Small-Cap Fund
Tax Cost of Investments	$1,804,575,524	$537,927,826	$205,413,445
Gross tax unrealized appreciation	223,706,732	35,712,524	19,065,482
Gross tax unrealized depreciation	(213,516,214)	(56,440,076)	(8,130,364)
Net tax unrealized appreciation (depreciation)	10,190,518	(20,727,552)	10,935,118
Net unrealized appreciation (depreciation) on foreign receivables	470,823	(41,487)	1,154
Undistributed ordinary income	—	4,342,604	—
Undistributed long-term capital gain	—	—	—
Total distributable earnings	—	4,342,604	—
Other accumulated losses	(414,321,974)	(29,009,316)	(37,508,288)
Total accumulated earnings (losses)	$(403,660,633)	$(45,435,751)	$(26,572,016)

^  Represents tax exempt income

The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, post-October losses, post-December ordinary losses, investments in passive foreign investment companies, investments in partnerships, investments in futures and distributions payable.

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Notes to Financial Statements
June 30, 2016

At June 30, 2016, the following capital loss carryforwards were available:

	Expiring	Infinite	Infinite
	2017	Short-Term	Long-Term	Total
Growth Equity Fund	$—	$—	$—	$—
Value Equity Fund	—	—	—	—
Flexible Equity Fund	563,381	1,978,582	4,177,693	6,719,656
Equity Income Fund	—	—	—	—
Sustainable Growth Fund	8,590,543	—	—	8,590,543
Small-Cap Growth Fund	—	—	—	—
Small-Cap Fundamental Value Fund	—	—	—	—
Multi-Strategy Fund	—	—	—	—
Global Leaders Fund	282,988	695,990	253,332	1,232,310
Intermediate Income Fund	—	884,315	83,917	968,232
Total Return Fund	—	—	—	—
Strategic Bond Fund	—	2,747,125	655,673	3,402,798
Maryland Bond Fund	—	—	—	—
Tax Exempt Bond Fund	—	—	1,078,266	1,078,266
Mortgage Securities Fund	—	—	—	—
Strategic European Equity Fund	—	9,293,797	4,421,027	13,714,824
Japan Alpha Opportunities Fund	—	77,775,051	—	77,775,051
Emerging Markets Fund	—	18,305,246	10,704,070	29,009,316
Emerging Markets Small-Cap Fund	—	4,599,632	—	4,599,632

Distributions during the fiscal periods ended as noted were characterized for tax purposes as follows:

	Tax Exempt Income		Ordinary Income
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Growth Equity Fund	$—	$—	$7,902,803	$10,853,820
Value Equity Fund	—	—	3,831,033	4,810,520
Flexible Equity Fund	—	—	1,728,214	1,001,462
Equity Income Fund	—	—	3,370,204	5,266,833
Sustainable Growth Fund	—	—	2,679,763	—
Small-Cap Growth Fund	—	—	763,358	—
Small-Cap Fundamental Value Fund	—	—	2,796,635	8,008,331
Multi-Strategy Fund	—	—	14,413	2,394
Global Leaders Fund	—	N/A	—	N/A
Intermediate Income Fund	—	—	3,434,796	3,532,751
Total Return Fund	—	—	2,222,152	836,802
Strategic Bond Fund	—	—	2,476,783	200,659
Maryland Bond Fund	4,031,803	3,466,082	3,271	10,220
Tax Exempt Bond Fund	5,642,129	3,896,216	—	7,149
Mortgage Securities Fund	—	—	7,907,002	7,844,211
Strategic European Equity Fund	—	—	2,992,321	2,192,615
Japan Alpha Opportunities Fund	—	—	227,528,772	64,930,081
Emerging Markets Fund	—	—	3,928,021	3,789,665
Emerging Markets Small-Cap Fund	—	—	8,503,241	—

www.brownadvisoryfunds.com

Notes to Financial Statements
June 30, 2016

	Long-Term Capital Gain^
	June 30, 2016	June 30, 2015
Growth Equity Fund	$141,076,499	$67,977,746
Value Equity Fund	14,006,420	5,195,581
Flexible Equity Fund	—	—
Equity Income Fund	1,785,670	8,348,294
Sustainable Growth Fund	11,297,130	4,340,210
Small-Cap Growth Fund	39,659,100	31,884,901
Small-Cap Fundamental Value Fund	17,190,395	27,145,541
Multi-Strategy Fund	17,466	—
Global Leaders Fund	—	N/A
Intermediate Income Fund	369,469	—
Total Return Fund	—	—
Strategic Bond Fund	—	—
Maryland Bond Fund	906,772	1,040,851
Tax Exempt Bond Fund	—	—
Mortgage Securities Fund	1,257,738	—
Strategic European Equity Fund	—	—
Japan Alpha Opportunities Fund	3,902,671	—
Emerging Markets Fund	—	—
Emerging Markets Small-Cap Fund	—	—

^  Designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

In the Statements of Assets and Liabilities, as a result of net operating losses incurred, adjustments to holdings of Real Estate Investment Trusts, currency gains and losses, distribution reclassifications and income adjustments to asset-backed security transactions, certain amounts of income, realized gains, and paid-in capital have been reclassified for the year ended June 30, 2016. These reclassifications have no impact on the net assets of the Funds:

	Undistributed
	(Accumulated)	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital
Growth Equity Fund	$2,984,438	$(2,984,438)	$—
Value Equity Fund	(1,036)	1,036	—
Flexible Equity Fund	(1,273)	1,273	—
Equity Income Fund	40,599	(40,599)	—
Sustainable Growth Fund	954,335	656	(954,991)
Small-Cap Growth Fund	1,715,681	(356,321)	(1,359,360)
Small-Cap Fundamental Value Fund	(2,916)	2,916	—
Multi-Strategy Fund	5,380	(5,380)	—
Global Leaders Fund	(28,154)	(258,264)	286,418
Intermediate Income Fund	101,243	(99,614)	(1,629)
Total Return Fund	162,423	(162,423)	—
Strategic Bond Fund	108,991	(25,112)	(83,879)
Maryland Bond Fund	—	—	—
Tax Exempt Bond Fund	—	—	—
Mortgage Securities Fund	1,157,054	(1,157,054)	—
Strategic European Equity Fund	(104,001)	104,001	—
Japan Alpha Opportunities Fund	(351,348,522)	405,452,352	(54,103,830)
Emerging Markets Fund	(694,950)	694,950	—
Emerging Markets Small-Cap Fund	(415,622)	456,810	(41,188)

www.brownadvisoryfunds.com

Notes to Financial Statements
June 30, 2016

At June 30, 2016, the Funds deferred, on a tax basis:

	Post-October	Post-October	Post-December
	Capital Losses	Currency Losses	Ordinary Losses
Growth Equity Fund	$14,718,784	$—	$2,889,959
Value Equity Fund	2,729,420	—	—
Flexible Equity Fund	2,987,196	—	—
Equity Income Fund	—	—	—
Sustainable Growth Fund	—	—	577,943
Small-Cap Growth Fund	—	—	676,056
Small-Cap Fundamental Value Fund	—	—	—
Multi-Strategy Fund	—	—	1,057
Global Leaders Fund	—	—	—
Intermediate Income Fund	—	—	—
Total Return Fund	—	—	—
Strategic Bond Fund	—	—	—
Maryland Bond Fund	—	—	—
Tax Exempt Bond Fund	—	—	—
Mortgage Securities Fund	424,435	—	—
Strategic European Equity Fund	31,727,336	—	—
Japan Alpha Opportunities Fund	—	—	347,508,986
Emerging Markets Fund	—	—	—
Emerging Markets Small-Cap Fund	32,908,656	—	—

Note 6. Forward Foreign Currency Contracts

The Strategic European Equity Fund and the Japan Alpha Opportunities Fund invested in forward foreign currency contracts during the year ended June 30, 2016.

The majority of the Japan Alpha Opportunities Fund’s assets are denominated in Japanese Yen. The Japan Alpha Opportunities Fund may seek to offset or hedge its exposure to the Japanese Yen by entering into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at an agreed upon price. These contracts are traded over-the-counter and not on an organized exchange. The contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. The realized gains or losses are reported in the Statement of Operations as net realized gains or losses from forward foreign currency contracts. Unrealized appreciation on forward foreign currency contracts and unrealized depreciation on forward foreign currency contracts is reported in the Statement of Assets and Liabilities for those contracts that remain open as of year end. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. There is generally no collateral exchanged by the Fund or counterparty to the contract in connection with these contracts. The Fund’s risk of loss from counterparty credit risk on these contracts is generally limited to the aggregate unrealized appreciation (depreciation) on open contracts on a counterparty by counterparty basis. The Fund attempts to mitigate counterparty credit risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

www.brownadvisoryfunds.com

Notes to Financial Statements
June 30, 2016

The effect of forward foreign currency contracts on the Statements of Assets and Liabilities as of June 30, 2016 is as follows:

	Derivatives not accounted	Statement of Assets
Fund	for as hedging instruments	and Liabilities Location	Amount
Japan Alpha Opportunities Fund	Forward Foreign Currency Contracts	Assets: Gross Unrealized
Appreciation – Forward Foreign
		Currency Contracts	$ 14,903,850
Japan Alpha Opportunities Fund	Forward Foreign Currency Contracts	Liabilities: Gross Unrealized
Depreciation – Forward Foreign
		Currency Contracts	$ 3,941,787

The effect of forward foreign currency contracts on the Statements of Operations for the year ended June 30, 2016 is as follows:

	Derivatives not accounted	Statement of
Fund	for as hedging instruments	Operations Location	Amount
Strategic European Equity Fund	Forward Foreign Currency Contracts	Net Realized Gain (Loss) –
		Forward Foreign Currency Contracts	$ (82,499)
Japan Alpha Opportunities Fund	Forward Foreign Currency Contracts	Net Realized Gain (Loss) –
		Forward Foreign Currency Contracts	$(365,382,827)
Japan Alpha Opportunities Fund	Forward Foreign Currency Contracts	Net Change in Unrealized
Appreciation (Depreciation) –
		Forward Foreign Currency Contract	$ 30,021,230

For the year ended June 30, 2016, the average net exposure, in U.S. Dollars, of forward foreign currency contracts held by the Japan Alpha Opportunities Fund was $1,878,562,888.

For the year ended June 30, 2016, the average net exposure, in U.S. Dollars, of forward foreign currency contracts held by Strategic European Equity Fund was $119,094.

Offsetting Assets & Liabilities – Forward Foreign Currency Contracts

To facilitate the Japan Alpha Opportunities Fund’s investment in forward foreign currency contracts, the Fund has entered into agreements with counterparties that dictate the terms under which the Fund and the counterparty will enter into such agreements. Under these agreements, both the Fund and the counterparty may be allowed to combine amounts owed to or receivable from the other and settle all outstanding obligations on a “net basis”.

Consequently, some funds may choose to present such assets or liabilities related to forward foreign currency contracts or other derivatives on a net basis in their Statements of Assets and Liabilities. The Japan Alpha Opportunities Fund does not present any assets or liabilities related to forward foreign currency contracts in such a manner; rather, the Fund presents the gross amounts of assets and the gross amounts of liabilities related to forward foreign currency contracts in the Statements of Assets and Liabilities. In order to facilitate comparability amongst different funds, the table below shows what the Japan Alpha Opportunities Fund’s Statement of Assets and Liabilities accounts related to forward foreign currency contracts would look like if it did choose to offset, or present on a net basis, assets and liabilities related to forward foreign currency contracts.

Assets:

		Gross Amounts	Net Amounts	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of
	Amounts of	Statement	the Statement	Assets & Liabilities
Unrealized Appreciation on	Recognized	of Assets	of Assets	Financial	Collateral
Forward Foreign Currency Contracts	Assets	& Liabilities	& Liabilities	Instruments	Received	Net Amount
Counterparty:
BNP-Paribas	$—	$—	$—	$—	$—	$—
Standard Chartered Bank	—	—	—	—	—	—
Standard Chartered Bank	—	—	—	—	—	—
Commonwealth Bank of Australia	7,409,506	—	7,409,506	—	—	7,409,506
State Street Capital Markets	7,494,344	—	7,494,344	—	—	7,494,344
Total	$14,903,850	$—	$14,903,850	$—	$—	$14,903,850

www.brownadvisoryfunds.com

Notes to Financial Statements
June 30, 2016

Liabilities:

		Gross Amounts	Net Amounts	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of
	Amounts of	Statement	the Statement	Assets & Liabilities
Unrealized Depreciation on	Recognized	of Assets	of Assets	Financial	Collateral
Forward Foreign Currency Contracts	Liabilities	& Liabilities	& Liabilities	Instruments	Pledged	Net Amount
Counterparty:
BNP-Paribas	$1,896,596	$—	$1,896,596	$—	$—	$1,896,596
Standard Chartered Bank	1,355,490	—	1,355,490	—	—	1,355,490
Standard Chartered Bank	689,701	—	689,701	—	—	689,701
Commonwealth Bank of Australia	—	—	—	—	—	—
State Street Capital Markets	—	—	—	—	—	—
Total	$3,941,787	$—	$3,941,787	$—	$—	$3,941,787

Note 7. Futures Contracts

The Total Return Fund, Strategic Bond Fund, Strategic European Equity Fund and Japan Alpha Opportunities Fund invested in futures contracts during the year ended June 30, 2016. At the time a Fund purchases or enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the terms of the contract. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses on futures contracts. The daily settlement of variation margin between the Fund and the broker serves to reduce counterparty risk to the Fund. The use of long futures contracts by the Funds subjects them to a risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities and up to the total notional amount of the futures contract as shown in the Schedule of Investments. The use of short futures contracts by the Funds subjects them to a risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities and, hypothetically, up to an unlimited amount of loss that could exceed the notional amount of the futures contract as shown in the Schedule of Investments.

The effect of futures contracts on the Statements of Assets and Liabilities as of June 30, 2016 is as follows:

	Derivatives not accounted	Statement of Assets
Fund	for as hedging instruments	and Liabilities Location	Amount
Total Return Fund	Futures Contracts	Gross Unrealized Appreciation –
		Futures Contracts	$ 733,943

Total Return Fund	Futures Contracts	Gross Unrealized Depreciation –
		Futures Contracts	$ —
Strategic Bond Fund	Futures Contracts	Gross Unrealized Appreciation –
		Futures Contracts	$ —

Strategic Bond Fund	Futures Contracts	Gross Unrealized Depreciation –
		Futures Contracts	$ 178,310

www.brownadvisoryfunds.com

Notes to Financial Statements
June 30, 2016

The effect of futures contracts on the Statements of Operations for the year ended June 30, 2016 is as follows:

	Derivatives not accounted	Statement of
Fund	for as hedging instruments	Operations Location	Amount
Total Return Fund	Futures Contracts	Net Realized Gain (Loss) –
		Futures Contracts	$ 911,618

Total Return Fund	Futures Contracts	Net Change in Unrealized
Appreciation (Depreciation) –
		Futures Contracts	$ 873,641
Strategic Bond Fund	Futures Contracts	Net Realized Gain (Loss) –
		Futures Contracts	$ (144,055)

Strategic Bond Fund	Futures Contracts	Net Change in Unrealized
Appreciation (Depreciation) –
		Futures Contracts	$ (151,904)
Strategic European Equity Fund	Futures Contracts	Net Realized Gain (Loss) –
		Futures Contracts	$ (1,711,587)
Japan Alpha Opportunities Fund	Futures Contracts	Net Realized Gain (Loss) –
		Futures Contracts	$(46,514,410)

Japan Alpha Opportunities Fund	Futures Contracts	Net Change in Unrealized
Appreciation (Depreciation) –
		Futures Contracts	$ 1,281,897

During the year ended June 30, 2016, the average notional market value of long futures contracts held by the Total Return Fund, Strategic European Equity Fund and Japan Alpha Opportunities Fund were $12,145,677, $95,853 and $121,830,102, respectively. The Total Return Fund was invested in long U.S. Treasury futures contracts. The Strategic European Equity Fund and Japan Alpha Opportunities Fund were invested in long stock index futures contracts.

During the year ended June 30, 2016, the average notional market value of the short futures contracts held by the Total Return Fund, Strategic Bond Fund, and Japan Alpha Opportunities Fund were $4,180,156, $7,928,674 and $22,631,466, respectively. The Total Return Fund and Strategic Bond Fund were invested in short U.S. Treasury futures contracts and the Japan Alpha Opportunities Fund was invested in short currency futures contracts.

Offsetting Assets & Liabilities – Futures Contracts

To facilitate the Funds investment in futures contracts, the Funds have entered into agreements with counterparties that dictate the terms under which the Funds and the counterparty will enter into such agreements. Under these agreements, both the Funds and the counterparty may be allowed to combine amounts owed to or receivable from the other and settle all outstanding obligations on a “net basis.” In order to facilitate comparability amongst different funds, the table below shows what the Funds’ Statement of Assets and Liabilities accounts related to futures contracts would look like if they choose to offset, or present on a net basis, assets and liabilities related to futures contracts.

Assets:

		Gross Amounts	Net Amounts	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of
	Amounts of	Statement	the Statement	Assets & Liabilities
	Recognized	of Assets	of Assets	Financial	Collateral
Description	Assets	& Liabilities	& Liabilities	Instruments	Received	Net Amount
Total Return Fund
Futures Contracts	$733,943	$—	$733,943	$—	$—	$733,943
Strategic Bond Fund
Futures Contracts	—	—	—	—	—	—

www.brownadvisoryfunds.com

Notes to Financial Statements
June 30, 2016

Liabilities:

		Gross Amounts	Net Amounts	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of
	Amounts of	Statement	the Statement	Assets & Liabilities
	Recognized	of Assets	of Assets	Financial	Collateral
Description	Liabilities	& Liabilities	& Liabilities	Instruments	Pledged	Net Amount
Total Return Fund
Futures Contracts	$—	$—	$—	$—	$—	$—
Strategic Bond Fund
Futures Contracts	178,310	—	178,310	99,970	78,340	—

Note 8. Line of Credit

As of June 30, 2016, Brown Advisory Funds has an unsecured line of credit of up to $100,000,000 with U.S. Bank, N.A. The interest rate on the line of credit as of June 30, 2016 was 3.50% (prime rate). For the year ended June 30, 2016, the only Funds to utilize the line of credit were the Value Equity Fund, Strategic Bond Fund, Maryland Bond Fund, and Strategic European Equity Fund. The Value Equity Fund had a maximum outstanding balance of $521,000 and an average daily balance outstanding of $6,689. The Strategic Bond Fund had a maximum outstanding balance of $580,000 and an average daily balance outstanding of $9,945. The Maryland Bond Fund had a maximum outstanding balance of $2,097,000 and an average daily balance outstanding of $5,730. The Strategic European Equity Fund had a maximum outstanding balance of $26,000 and an average daily balance outstanding of $71. The total interest expense incurred by the Value Equity Fund, Strategic Bond Fund, Maryland Bond Fund, and Strategic European Equity Fund under the terms of the line of credit were $232, $350, $204, and $3, respectively. As of June 30, 2016, none of the Funds had any amounts outstanding under the line of credit. For the year ended June 30, 2016, the average interest rate on outstanding borrowings for the Value Equity Fund, Strategic Bond Fund, Maryland Bond Fund, and Strategic European Equity Fund was 3.41%, 3.46%, 3.50%, and 3.50%, respectively.

Note 9. Merger of Funds

As of the close of business on October 23, 2015, pursuant to an Agreement and Plan of Reorganization approved by the Funds’ Board of Trustees, all of the assets, subject to the liabilities, of the Brown Advisory Opportunity Fund (“Opportunity Fund”) were transferred to the Global Leaders Fund in exchange for shares of the Global Leaders Fund of equal value. The purpose of the transaction was to combine two funds with similar investment strategies into a single fund where the Fund and its shareholders have the potential to benefit from economies of scale. Investor Shares of the Opportunity Fund were exchanged for Investor Shares of the Global Leaders Fund. The exchange ratio was 2.446. The net asset value of the Global Leaders Fund’s Investor Shares on the close of business October 23, 2015 both before and after the reorganization was $10.09. A total of 994,393 Investor Shares were issued to the shareholders of the Opportunity Fund in the exchange. The Opportunity Fund’s net assets at the reorganization date of $10,035,030, including $254,611 of unrealized appreciation, were combined with those of the Global Leaders Fund. Assuming the acquisition had been completed on July 1, 2015, the beginning of the annual reporting period of the Global Leaders Fund, proforma results of operations for the year ended June 30, 2016 would include net investment income of $61,946, and net realized and change in unrealized loss of $394,907, resulting in a decrease in net assets of $332,961. Prior to the reorganization, the Global Leaders Fund net assets totaled $4,178,793.  Immediately after the reorganization, the net assets of the Global Leaders Fund totaled $14,213,823. The exchange was a tax-free event to the Opportunity Fund shareholders. For financial reporting purposes, assets received and shares issued by the Global Leaders Fund were recorded at fair value; however, the cost basis of investments received from the Opportunity Fund was carried forward to align ongoing reporting of the Global Leaders Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Note 10. Liquidation of Multi-Strategy Fund

On July 15, 2016, the Board of Trustees of Brown Advisory Funds approved a Plan of Liquidation and Termination relating to the Multi-Strategy Fund (“the Fund”) pursuant to which the Fund would cease operations and be liquidated on or about August 12, 2016. The Board considered the recommendation of Brown Advisory LLC (“Brown Advisory”), the investment adviser to the Fund, to liquidate the Fund based upon the Fund’s current small asset size and small shareholder base. After careful consideration of the proposal of Brown Advisory to liquidate the Fund, the Board concluded that it is in the best interests of the Fund and its shareholders to liquidate the Fund and cease its operations.  The Fund was then liquidated on August 12, 2016.

www.brownadvisoryfunds.com

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Brown Advisory Funds

We have audited the accompanying statements of assets and liabilities of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Equity Fund, Brown Advisory Equity Income Fund, Brown Advisory Sustainable Growth Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Multi-Strategy Fund, Brown Advisory Global Leaders Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Total Return Fund, Brown Advisory Strategic Bond Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Tax Exempt Bond Fund, Brown Advisory Mortgage Securities Fund, Brown Advisory – WMC Strategic European Equity Fund, Brown Advisory – WMC Japan Alpha Opportunities Fund, Brown Advisory – Somerset Emerging Markets Fund, and Brown Advisory Emerging Markets Small-Cap Fund (collectively the “Funds”), each a series of Brown Advisory Funds (the “Trust”), including the schedules of investments as of June 30, 2016, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated thereon.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Equity Fund, Brown Advisory Equity Income Fund, Brown Advisory Sustainable Growth Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Multi-Strategy Fund, Brown Advisory Global Leaders Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Total Return Fund, Brown Advisory Strategic Bond Fund (formerly the Brown Advisory Tactical Bond Fund), Brown Advisory Maryland Bond Fund, Brown Advisory Tax Exempt Bond Fund, Brown Advisory Mortgage Securities Fund, Brown Advisory – WMC Strategic European Equity Fund, Brown Advisory – WMC Japan Alpha Opportunities Fund, Brown Advisory – Somerset Emerging Markets Fund, and Brown Advisory Emerging Markets Small-Cap Fund as of June 30, 2016, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 26, 2016

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Expense Example For the Six Months Ended June 30, 2016 (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (January 1, 2016 – June 30, 2016).

Actual Expenses
The “Actual Return” row in the following table provides information about actual account values based on actual returns and actual expenses.  As a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 14 days after you purchase, with certain limited exceptions.  Individual Retirement Accounts (“IRA”) that are held directly at the Funds will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The “Hypothetical Return” row in the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the Hypothetical information in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Net Expense
	January 1, 2016	June 30, 2016	During the Period*	Ratio*
Growth Equity Fund:
Institutional Shares
Actual Return	$1,000	$ 985	$3.55	0.72%
Hypothetical Return	$1,000	$1,021	$3.62	0.72%
Investor Shares
Actual Return	$1,000	$ 984	$4.29	0.87%
Hypothetical Return	$1,000	$1,021	$4.37	0.87%
Advisor Shares
Actual Return	$1,000	$ 982	$5.52	1.12%
Hypothetical Return	$1,000	$1,019	$5.62	1.12%

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Expense Example For the Six Months Ended June 30, 2016 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Net Expense
	January 1, 2016	June 30, 2016	During the Period*	Ratio*
Value Equity Fund:
Institutional Shares
Actual Return	$1,000	$ 995	$3.97	0.80%
Hypothetical Return	$1,000	$1,021	$4.02	0.80%
Investor Shares
Actual Return	$1,000	$ 994	$4.71	0.95%
Hypothetical Return	$1,000	$1,020	$4.77	0.95%
Advisor Shares
Actual Return	$1,000	$993	$5.95	1.20%
Hypothetical Return	$1,000	$1,019	$6.02	1.20%

Flexible Equity Fund:
Institutional Shares
Actual Return	$1,000	$ 982	$3.60	0.73%
Hypothetical Return	$1,000	$1,021	$3.67	0.73%
Investor Shares
Actual Return	$1,000	$ 981	$4.33	0.88%
Hypothetical Return	$1,000	$1,020	$4.42	0.88%
Advisor Shares
Actual Return	$1,000	$ 980	$5.56	1.13%
Hypothetical Return	$1,000	$1,019	$5.67	1.13%

Equity Income Fund:
Institutional Shares
Actual Return	$1,000	$1,055	$3.88	0.76%
Hypothetical Return	$1,000	$1,021	$3.82	0.76%
Investor Shares
Actual Return	$1,000	$1,054	$4.65	0.91%
Hypothetical Return	$1,000	$1,020	$4.57	0.91%
Advisor Shares
Actual Return	$1,000	$1,053	$5.92	1.16%
Hypothetical Return	$1,000	$1,019	$5.82	1.16%

Sustainable Growth Fund:
Institutional Shares
Actual Return	$1,000	$1,018	$3.76	0.75%
Hypothetical Return	$1,000	$1,021	$3.77	0.75%
Investor Shares
Actual Return	$1,000	$1,018	$4.52	0.90%
Hypothetical Return	$1,000	$1,020	$4.52	0.90%
Advisor Shares
Actual Return	$1,000	$1,017	$5.77	1.15%
Hypothetical Return	$1,000	$1,019	$5.77	1.15%

www.brownadvisoryfunds.com

Expense Example For the Six Months Ended June 30, 2016 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Net Expense
	January 1, 2016	June 30, 2016	During the Period*	Ratio*
Small-Cap Growth Fund:
Institutional Shares
Actual Return	$1,000	$1,027	$4.94	0.98%
Hypothetical Return	$1,000	$1,020	$4.92	0.98%
Investor Shares
Actual Return	$1,000	$1,026	$5.69	1.13%
Hypothetical Return	$1,000	$1,019	$5.67	1.13%
Advisor Shares
Actual Return	$1,000	$1,025	$6.95	1.38%
Hypothetical Return	$1,000	$1,018	$6.92	1.38%

Small-Cap Fundamental Value Fund:
Institutional Shares
Actual Return	$1,000	$1,047	$4.99	0.98%
Hypothetical Return	$1,000	$1,020	$4.92	0.98%
Investor Shares
Actual Return	$1,000	$1,046	$5.75	1.13%
Hypothetical Return	$1,000	$1,019	$5.67	1.13%
Advisor Shares
Actual Return	$1,000	$1,044	$7.01	1.38%
Hypothetical Return	$1,000	$1,018	$6.92	1.38%

Multi-Strategy Fund:
Institutional Shares
Actual Return	$1,000	$1,009	$5.50	1.10%
Hypothetical Return	$1,000	$1,019	$5.52	1.10%

Global Leaders Fund:
Investor Shares
Actual Return	$1,000	$976	$4.18	0.85%
Hypothetical Return	$1,000	$1,021	$4.27	0.85%

Intermediate Income Fund:
Investor Shares
Actual Return	$1,000	$1,036	$2.18	0.43%
Hypothetical Return	$1,000	$1,023	$2.16	0.43%
Advisor Shares
Actual Return	$1,000	$1,033	$3.44	0.68%
Hypothetical Return	$1,000	$1,021	$3.42	0.68%

Total Return Fund:
Institutional Shares
Actual Return	$1,000	$1,056	$2.56	0.50%
Hypothetical Return	$1,000	$1,022	$2.51	0.50%
Investor Shares
Actual Return	$1,000	$1,055	$2.81	0.55%
Hypothetical Return	$1,000	$1,022	$2.77	0.55%

www.brownadvisoryfunds.com

Expense Example For the Six Months Ended June 30, 2016 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Net Expense
	January 1, 2016	June 30, 2016	During the Period*	Ratio*
Strategic Bond Fund:
Investor Shares
Actual Return	$1,000	$1,024	$3.52	0.70%
Hypothetical Return	$1,000	$1,021	$3.52	0.70%
Advisor Shares
Actual Return	$1,000	$1,023	$4.78	0.95%
Hypothetical Return	$1,000	$1,020	$4.77	0.95%

Maryland Bond Fund:
Investor Shares
Actual Return	$1,000	$1,031	$2.42	0.48%
Hypothetical Return	$1,000	$1,022	$2.41	0.48%

Tax Exempt Bond Fund:
Investor Shares
Actual Return	$1,000	$1,037	$2.43	0.48%
Hypothetical Return	$1,000	$1,022	$2.41	0.48%

Mortgage Securities Fund:
Institutional Shares
Actual Return	$1,000	$1,032	$2.27	0.45%
Hypothetical Return	$1,000	$1,023	$2.26	0.45%
Investor Shares
Actual Return	$1,000	$1,033	$2.53	0.50%
Hypothetical Return	$1,000	$1,022	$2.51	0.50%

Strategic European Equity Fund:
Institutional Shares
Actual Return	$1,000	$ 974	$5.60	1.14%
Hypothetical Return	$1,000	$1,019	$5.72	1.14%
Investor Shares
Actual Return	$1,000	$974	$6.33	1.29%
Hypothetical Return	$1,000	$1,018	$6.47	1.29%
Advisor Shares
Actual Return	$1,000	$ 972	$7.55	1.54%
Hypothetical Return	$1,000	$1,017	$7.72	1.54%

Japan Alpha Opportunities Fund:
Institutional Shares
Actual Return	$1,000	$ 812	$5.13	1.14%
Hypothetical Return	$1,000	$1,019	$5.72	1.14%
Investor Shares
Actual Return	$1,000	$ 811	$5.81	1.29%
Hypothetical Return	$1,000	$1,018	$6.47	1.29%
Advisor Shares
Actual Return	$1,000	$ 810	$6.93	1.54%
Hypothetical Return	$1,000	$1,017	$7.72	1.54%

www.brownadvisoryfunds.com

Expense Example For the Six Months Ended June 30, 2016 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Net Expense
	January 1, 2016	June 30, 2016	During the Period*	Ratio*
Emerging Markets Fund:
Institutional Shares
Actual Return	$1,000	$1,058	$5.88	1.15%
Hypothetical Return	$1,000	$1,019	$5.77	1.15%
Investor Shares
Actual Return	$1,000	$1,057	$6.65	1.30%
Hypothetical Return	$1,000	$1,018	$6.52	1.30%
Advisor Shares
Actual Return	$1,000	$1,056	$7.92	1.55%
Hypothetical Return	$1,000	$1,017	$7.77	1.55%

Emerging Markets Small-Cap Fund:
Institutional Shares
Actual Return	$1,000	$ 943	$7.24	1.50%
Hypothetical Return	$1,000	$1,017	$7.52	1.50%
Investor Shares
Actual Return	$1,000	$ 941	$7.96	1.65%
Hypothetical Return	$1,000	$1,017	$8.27	1.65%
_________________________

*
The calculations are based on expenses incurred during the most recent six-month period ended as of the date of this report.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month net expense ratio multiplied by the average account value during the period, multiplied by the number of days (182) in the most recent six-month period divided by the number of days in the Funds’ fiscal year ended (366) as of the date of this report.

www.brownadvisoryfunds.com

Trustees and Executive Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and each of the Funds.  The current Trustees and Officers of the Trust, their ages and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held during the past five years are set forth in the table below.

Additional information about the Trustees of the Trust can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling Brown Advisory Funds toll free at 1-800-540-6807 or by accessing our website at www.brownadvisoryfunds.com.

				Number of	Other
		Term of		Portfolios in	Directorships
		Office and		Fund Complex	Held During
Name, Age	Position with	Length of	Principal Occupation(s)	Overseen by	the Past
and Address	the Trust	Time Served	During Past 5 Years	Trustees	5 Years(2)
Independent Trustees of the Trust(1)
Henry H. Hopkins	Trustee	Indefinite Term;	Retired; Formerly, Vice President and Chief	19	None.
Age: 73		Since May 2012	Legal Counsel, T. Rowe Price Associates, Inc.
c/o Brown Advisory LLC	Lead	Indefinite Term;	(investment management firm) (1998 to 2008).
901 South Bond Street	Independent	Since May 2015
Suite 400	Trustee
Baltimore, MD 21231
Kyle P. Legg	Trustee	Indefinite Term;	Retired; Formerly President and Chief Executive	19	Director, SunTrust
Age: 64		Since May 2012	Officer, Legg Mason Capital Management, LLC		Banks, Inc. (bank
c/o Brown Advisory LLC			(investment management firm) (2006 to 2009).		holding company)
901 South Bond Street					(since 2011); Director,
Suite 400					OM Asset Management
Baltimore, MD 21231					plc (asset management
holding company)
(since 2014); Director,
Eastman Kodak Co.
(printing equipment
and supplies company)
(2010 to 2013).
Thomas F. O’Neil III	Trustee	Indefinite Term;	President, The Saranac Group LLC (strategic	19	None.
Age: 59		Since May 2012	consulting firm) (since 2010); Formerly, Executive
c/o Brown Advisory LLC			Vice Chairman (previously, Senior Vice President,
901 South Bond Street			General Counsel and Secretary) WellCare Health
Suite 400			Plans, Inc. (managed healthcare organization)
Baltimore, MD 21231			(2008 to 2009); Formerly, Partner and Joint
Global Practice Group Leader, DLA Piper US LLP
(law firm) (2002 to 2008).
Neal F. Triplett, CFA	Trustee	Indefinite Term;	President, DUMAC, Inc. (university endowment	19	None.
Age: 45		Since May 2012	investment organization) (since 1999).
c/o Brown Advisory LLC
901 South Bond Street
Suite 400
Baltimore, MD 21231
Interested Trustees and Officers of the Trust
Michael D. Hankin(3)	Trustee	Indefinite Term	President and Chief Executive Officer, Brown	19	None.
Age: 58		Since May 2012	Advisory Incorporated and affiliates (investment
c/o Brown Advisory			management firm) (since 1993).
Incorporated
901 South Bond Street
Suite 400
Baltimore, MD 21231

www.brownadvisoryfunds.com

Trustees and Executive Officers

				Number of	Other
		Term of		Portfolios in	Directorships
		Office and		Fund Complex	Held During
Name, Age	Position with	Length of	Principal Occupation(s)	Overseen by	the Past
and Address	the Trust	Time Served	During Past 5 Years	Trustees	5 Years(2)
Interested Trustees and Officers of the Trust
Joseph R. Hardiman(3)	Chairman	Indefinite Term;	Business Consultant (financial services industry	19	Director of Franklin
Age: 79	and Trustee	Since May 2012	consulting) (since 1997); Formerly; Director of		Resources, Inc.
c/o Brown Advisory LLC			Brown Advisory Incorporated (investment		(investment
901 South Bond Street			management firm) (2001 to 2012).		management firm)
Suite 400					(2005 to 2013).
Baltimore, MD 21231
David M. Churchill	President/	Indefinite Term;	Chief Operating Officer and Chief Financial	Not	Not
Age: 51	Principal	Since May 2012	Officer, Brown Advisory Incorporated and	Applicable.	Applicable.
c/o Brown Advisory	Executive		affiliates (investment management firm)
Incorporated	Officer		(since 1993).
901 South Bond Street
Suite 400
Baltimore, MD 21231
Paul J. Chew	Senior Vice	Indefinite Term;	Head of Investments, Brown Advisory	Not	Not
Age: 50	President	Since May 2016	Incorporated and affiliates (investment	Applicable.	Applicable.
c/o Brown Advisory			management firm) (since 1995).
Incorporated
901 South Bond Street
Suite 400
Baltimore, MD 21231
Carey E. Taylor	Vice	Indefinite Term;	Product Manager, Brown Advisory	Not	Not
Age: 28	President	Since November	Incorporated and affiliates (investment	Applicable.	Applicable.
c/o Brown Advisory		2015	management firm) (since 2013); Formerly,
Incorporated			Senior Associate, Intermediary Risk
901 South Bond Street			Management, T. Rowe Price (investment
Suite 400			management firm) (2010 to 2013).
Baltimore, MD 21231
Jason T. Meix	Treasurer/	Indefinite Term;	Vice President, U.S. Bancorp Fund	Not	Not
Age: 37	Principal	Since May 2012	Services, LLC (fund administrative services firm)	Applicable.	Applicable.
c/o Brown Advisory LLC	Financial		(since 2008).
901 South Bond Street	Officer
Suite 400
Baltimore, MD 21231
Edward L. Paz	Secretary	Indefinite Term;	Vice President and Counsel, U.S. Bancorp Fund	Not	Not
Age: 45		Since May 2012	Services, LLC (fund administrative services firm)	Applicable.	Applicable.
c/o Brown Advisory LLC			(since 2007).
901 South Bond Street
Suite 400
Baltimore, MD 21231
Brett D. Rogers	Chief	Indefinite Term;	General Counsel and Chief Compliance	Not	Not
Age: 40	Compliance	Since May 2012	Officer, Brown Advisory Incorporated and	Applicable.	Applicable.
c/o Brown Advisory	Officer		affiliates (investment management firm)
Incorporated			(since 2009); Formerly, Director, Compliance
901 South Bond Street	Anti-Money	Indefinite Term:	and Risk, Deutsche Asset Management
Suite 400	Laundering	Since May 2012	(investment management firm) (2003 to 2009).
Baltimore, MD 21231	Officer

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).
(2)
The directorships disclosed in this column include only the directorships of those companies that a Trustee serves on that are required to report to the SEC under applicable Federal securities laws including publicly traded corporations that are registered with the SEC under the 1934 Act and investment companies that are registered with the SEC under the 1940 Act, and it therefore excludes various other types of directorships that the Trustees of the Trust may currently hold in other types of organizations, including private companies and not-for-profit organizations, which are expressly excluded from the disclosure requirements for mutual fund board members.

(3)
Mr. Hankin is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his current position with Brown Advisory Incorporated, the parent company of the Adviser, and Mr. Hardiman is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his previous position with Brown Advisory Incorporated and his ownership interest in Brown Advisory Incorporated.

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Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 800-540-6807 and by accessing the Funds’ website at www.brownadvisoryfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at 800-540-6807. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at 800-540-6807. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.brownadvisoryfunds.com within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at 1-800-540-6807 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Federal Tax Status of Dividends Declared during the Tax Year (Unaudited)

For Federal Income Tax purposes, distributions from short-term capital gains are classified as ordinary income.  The percentage of ordinary income distributions designated as qualifying for the corporate dividend received deduction (“DRD”), the individual qualified dividend rate (“QDI”), the qualifying interest income exempt from U.S. tax for foreign shareholders (“QII”) and the qualifying short-term capital gain distributions exempt from U.S. tax for foreign shareholders (“QSTCG”) is presented below:

	Income Distributions
	Exempt from Federal Tax	QDI	DRD	QII	QSTCG
Growth Equity Fund	0.00%	100.00%	100.00%	0.42%	100.00%
Value Equity Fund	0.00%	74.75%	52.21%	0.02%	54.04%
Flexible Equity Fund	0.00%	100.00%	100.00%	0.36%	0.00%
Equity Income Fund	0.00%	100.00%	100.00%	0.25%	0.00%
Sustainable Growth Fund	0.00%	62.16%	47.32%	0.33%	0.00%
Small-Cap Growth Fund	0.00%	100.00%	100.00%	0.09%	100.00%
Small-Cap Fundamental Value Fund	0.00%	100.00%	100.00%	0.49%	0.00%
Multi-Strategy Fund	0.00%	77.88%	55.76%	0.27%	26.76%
Global Leaders Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Intermediate Income Fund	0.00%	0.00%	0.00%	83.48%	13.20%
Total Return Fund	0.00%	30.00%	0.30%	100.00%	0.00%
Strategic Bond Fund	0.00%	20.00%	0.20%	91.66%	0.00%
Maryland Bond Fund	99.92%	0.00%	0.00%	100.00%	0.00%
Tax Exempt Bond Fund	100.00%	0.00%	0.00%	0.00%	0.00%
Mortgage Securities Fund	0.00%	0.00%	0.00%	96.74%	0.00%
Strategic European Equity Fund	0.00%	100.00%	0.00%	0.02%	0.00%
Japan Alpha Opportunities Fund	0.00%	7.49%	0.00%	0.01%	15.70%
Emerging Markets Fund	0.00%	93.05%	0.71%	0.24%	0.00%
Emerging Markets Small-Cap Fund	0.00%	6.65%	0.00%	0.02%	100.00%

The Funds, as applicable, intend to elect to pass through to shareholders the credit for taxes paid to foreign countries.  Such credits for taxes paid to foreign countries will be included in shareholders' Form 1099-DIV.

www.brownadvisoryfunds.com

BROWN ADVISORY FUNDS

At Brown Advisory, we believe that you deserve frank and open communication on all aspects of our relationship. In this spirit, we provide this annual summary of our policies relating to confidentiality and privacy of client information, mutual funds, conflicts of interest, trading commissions, proxy voting and Form ADV annual notice.

CONFIDENTIALITY AND PRIVACY POLICY

Brown Advisory takes the confidentiality of your personal information and the privacy of your account very seriously. Our commitment to safeguard your personal information goes beyond our legal obligation to process your transactions accurately and securely. Whether we serve you online, in person, on the telephone or by mail, the principles that guide the way in which we conduct business are built upon the core values of trust and integrity.

We limit access to your personal information to only those employees with a business reason to know such information. We train and consistently remind all employees to respect client privacy and to recognize the importance of the confidentiality of such information. Those who violate our privacy policy are subject to disciplinary action. This commitment also applies to the sharing of information among Brown Advisory and its affiliates.

We maintain physical, electronic and procedural safeguards that comply with applicable laws and regulations to protect your personal information, including various measures to protect your personal information while it is stored electronically.

Federal law requires us to inform you that we have on record personal information about you and that we obtain such information from you directly (e.g., information you provide to us on account applications and other forms, such as your name, address, social security number, occupation, assets and income) and indirectly (e.g., information on our computer systems about your transactions with us, such as your account balance and account holdings). Any personal information you choose to provide is kept confidential and allows us to: (i) provide better and more complete investment and strategic advice; (ii) develop new services that meet additional needs you may have; and, (iii) comply with legal and regulatory requirements.

In addition, in the normal conduct of our business, it may become necessary for us to share information relating to our clients that we have on record, as described above, with companies not affiliated with us who are under contract to perform services on our behalf. For example, we have contracted with companies to assist us in complying with anti-terrorist and anti-money laundering statutory requirements (including the identification and reporting of activities that may involve terrorist acts or money laundering activities), companies that provide clearing services, and other vendors that provide services directly related to your account relationship with us. Our agreements with these companies require that they keep your information confidential and not use such information for any unrelated purpose.

We do not sell information about you to third parties, and we do not otherwise disclose information to third parties without your permission or unless required by law.

www.brownadvisoryfunds.com

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Brown Advisory LLC
901 South Bond Street, Suite 400
Baltimore, MD 21231
www.brownadvisory.com

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201
(800) 540-6807

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Dechert LLP
1900 K Street, NW
Washington, DC 20006

	Institutional Shares		Investor Shares		Advisor Shares
	Symbol	CUSIP	Symbol	CUSIP	Symbol	CUSIP
Growth Equity Fund	BAFGX	115233702	BIAGX	115233504	BAGAX	115233603
Value Equity Fund	BAFVX	115233876	BIAVX	115233801	BAVAX	115233884
Flexible Equity Fund	BAFFX	115233843	BIAFX	115233868	BAFAX	115233850
Equity Income Fund	BAFDX	115233660	BIADX	115233686	BADAX	115233678
Sustainable Growth Fund	BAFWX	115233207	BIAWX	115233306	BAWAX	115233405
Small-Cap Growth Fund	BAFSX	115233819	BIASX	115233835	BASAX	115233827
Small-Cap Fundamental Value Fund	BAUUX	115233777	BIAUX	115233793	BAUAX	115233785
Global Leaders Fund	—	—	BIALX	115233462	—	—
Intermediate Income Fund	—	—	BIAIX	115233744	BAIAX	115233736
Total Return Fund	BAFTX	115233538	BIATX	115233520	—	—
Strategic Bond Fund	—	—	BIABX	115233470	BATBX	115233710
Maryland Bond Fund	—	—	BIAMX	115233751	—	—
Tax Exempt Bond Fund	—	—	BIAEX	115233108	—	—
Mortgage Securities Fund	BAFZX	115233546	BIAZX	115233587	—	—
WMC Strategic European Equity Fund	BAFHX	115233629	BIAHX	115233611	BAHAX	115233595
WMC Japan Alpha Opportunities Fund	BAFJX	115233579	BIAJX	115233561	BAJAX	115233553
Somerset Emerging Markets Fund	BAFQX	115233652	BIAQX	115233645	BAQAX	115233637
Emerging Markets Small-Cap Fund	BAFNX	115233512	BIANX	115233496	—	—

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

BX-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has not designated an audit committee financial expert.  The Registrant has determined that it will retain the services of an independent third party to assist it if circumstances arise that require specific investment company auditing expertise.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Brown Advisory Growth Equity Fund

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$16,400	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

Brown Advisory Value Equity Fund

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$16,400	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

Brown Advisory Flexible Equity Fund

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$16,400	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

Brown Advisory Equity Income Fund

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$16,400	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

Brown Advisory Sustainable Growth Fund

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$16,400	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

  Brown Advisory Small-Cap Growth Fund

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$16,400	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

Brown Advisory Small-Cap Fundamental Value Fund

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$16,400	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

Brown Advisory Multi-Strategy Fund

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$16,400	$10,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,500
All Other Fees	N/A	N/A

Brown Advisory Global Leaders Fund

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$10,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

Brown Advisory Intermediate Income Fund

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$16,400	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

Brown Advisory Total Return Fund

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$16,400	$10,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,500
All Other Fees	N/A	N/A

Brown Advisory Strategic Bond Fund

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$16,400	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

Brown Advisory Maryland Bond Fund

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$16,400	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

Brown Advisory Tax Exempt Bond Fund

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$16,400	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

Brown Advisory Mortgage Securities Fund

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$16,400	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

Brown Advisory – WMC Strategic European Equity Fund

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$16,400	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

Brown Advisor – WMC Japan Alpha Opportunities Fund

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$16,400	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

Brown Advisory – Somerset Emerging Markets Fund

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$16,400	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

Brown Advisory Emerging Markets Small-Cap Fund

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$16,400	$10,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2016	FYE 6/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2016	FYE 6/30/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Furnished herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                           Brown Advisory Funds

By (Signature and Title)*                   /s/David M. Churchill
David M. Churchill, Principal Executive Officer

Date     September 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/David M. Churchill
David M. Churchill, Principal Executive Officer

Date     September 3, 2016

By (Signature and Title)*                   /s/Jason T. Meix
Jason T. Meix, Principal Financial Officer

Date     September 2, 2016

* Print the name and title of each signing officer under his or her signature.